June 30, 2000






                                  Semi-Annual
                                    Report












                                                             PACIFIC SELECT FUND

                               TABLE OF CONTENTS

     PACIFIC SELECT FUND
     Chairman's Letter...................................................... A-1

     Performance Discussion................................................. A-2

     Financial Statements:

       Statements of Assets and Liabilities................................. B-1

       Statements of Operations............................................. B-4

       Statements of Changes in Net Assets.................................. B-7

     Financial Highlights................................................... C-1

     Schedules of Investments .............................................. D-1

     Notes to Financial Statements.......................................... E-1

     Special Meeting of Shareholders........................................ F-1

                              PACIFIC SELECT FUND

Dear Shareholders:

 We are pleased to share with you the Pacific Select Fund (the Fund) Semi-Annual Report dated June 30, 2000. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) and its subsidiaries.

 Pacific Life, as adviser to the Fund (the Adviser), manages two of the Portfolios of the Fund and has engaged other firms to serve as Portfolio Managers under Pacific Life's supervision for nineteen of the Portfolios of the Fund, as listed below:


                    Portfolio Manager                                    Portfolio
 -------------------------------------------------------------------------------------------
   Alliance Capital Management L.P. (Alliance Capital) Aggressive Equity
                                                       Emerging Markets
 -------------------------------------------------------------------------------------------
   Capital Guardian Trust Company (Capital Guardian)   Diversified Research
                                                       Small-Cap Equity (formerly Growth)
                                                       International Large-Cap
 -------------------------------------------------------------------------------------------
   Goldman Sachs Asset Management (Goldman Sachs)      Bond and Income
                                                       Equity
                                                       I-Net Tollkeeper
 -------------------------------------------------------------------------------------------
   J.P. Morgan Investment Management Inc. (JPMIM)      Multi-Strategy
                                                       Equity Income
 -------------------------------------------------------------------------------------------
   Janus Capital Corporation (Janus)                   Growth LT
 -------------------------------------------------------------------------------------------
   Lazard Asset Management (Lazard)                    Mid-Cap Value
 -------------------------------------------------------------------------------------------
   Mercury Asset Management (Mercury)                  Equity Index
                                                       Small-Cap Index
 -------------------------------------------------------------------------------------------
   Morgan Stanley Asset Management (Morgan Stanley)    REIT
                                                       International Value (formerly International)
 -------------------------------------------------------------------------------------------
   Pacific Investment Management Company (PIMCO)       Government Securities
                                                       Managed Bond
 -------------------------------------------------------------------------------------------
   Pacific Life                                        Money Market
                                                       High Yield Bond
 -------------------------------------------------------------------------------------------
   Salomon Brothers Asset Management Inc (Salomon)     Large-Cap Value


 The Adviser, with input from each of these Portfolio Managers, has prepared the attached discussion of the results for each Portfolio for the period from January 1, 2000 to June 30, 2000, and the anticipated outlook for the last six months of 2000.

 We look forward to continued growth in assets in 2000 and beyond.

Sincerely,


/s/ THOMAS C. SUTTON

Thomas C. Sutton
Chairman of the Board
Pacific Select Fund

                  PACIFIC SELECT FUND PERFORMANCE DISCUSSION

Aggressive Equity Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Aggressive Equity Portfolio returned -8.71%**, compared to a 5.69%* return for the Russell 2500 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The first six months of 2000 have been very volatile with technology related issues with very high price to earnings ratios (P/E) performing extremely well through the first week of March. However, March through May produced sharp declines in these high flyers. Likewise, many lower P/E value issues performed horribly in the first part of the six months period, and rebounded sharply in the later part. This extreme volatility had a negative impact on the Portfolio. Additionally, the Federal Reserve continued to raise rates three more times during the first six months, putting more pressure on equity markets, and further increasing volatility.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: Poor performance in telecommunications holdings was a key reason for the Portfolio's underperformance relative to the Russell 2500 Index. Names such as Telephone & Data Systems Inc., US Cellular Corp. and Millicom International Cellular SA, all excellent performers in 1999, were down sharply in the first half of the year, however, the fundamental outlook for each of these holdings remains strong. A second area affecting performance negatively was the cruise ship industry where a large holding in Royal Caribbean Cruises Ltd. declined sharply due to lower pricing trends in the industry. Demand for cruises, however, remains strong and Royal Caribbean Cruises Ltd. should recover as supply and demand in the industry come into balance later in the year. On the positive side the Portfolio's airline holdings, particularly Continental Airlines Inc and Northwest Airlines Corp., performed very well as demand for air travel was especially strong in the second quarter.

Q: What is your outlook for the second half of 2000?

A: It appears that increases by the Federal Reserve are very nearly finished with perhaps one more increase later in the year. With the Federal Reserve in a more neutral mode, markets should be stronger and more broad based, a situation that should help Alliance Capital's investment style of using more small- and mid-cap names. Inflation remains low and interest rates should therefore be flat to down slightly for the rest of the year. Lastly, it may be that the technology mania that propelled a number of mid-cap names to extraordinarily high valuations has slowed. If so, this also argues for a broader more rational market where our approach of aggressive growth, but at a reasonable price, should show substantial success.

Emerging Markets Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Emerging Markets Portfolio returned -8.25%**, compared to a -8.97%* return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The year 2000 through June 30 has witnessed two relatively independent periods. The first quarter saw a continuation of the strong performance in the telecommunication and technology sectors that was such a dominant force in the latter half of 1999. However, concerns over rising interest rates in the U.S., and the NASDAQ market correction, induced investors to sell out of the emerging markets and especially telecommunication and technology stocks. As a result, emerging markets, especially the Asian regions, performed poorly in the second quarter and particularly the telecommunications and technology sectors. Alliance Capital entered the year with a strong bias toward telecommunications and technology stocks and a bias towards Asia, as that is where we find the greatest number of quality, growth-oriented companies. The Portfolio outperformed its benchmark index significantly in the first quarter and underperformed modestly in the second.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: As usual, the Portfolio's holdings included a mix of winners and losers during the period. Interestingly, there were both significant winners and losers in the telecommunications and technology sectors. The Portfolio's

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

biggest winners during the period were some of the technology stocks in Asia and the Eastern Europe, Middle East and Africa (EMEA) region, and telecommunication stocks in Latin America; while the biggest losers were also some of the Portfolio's telecommunications stocks in Asia and the EMEA region. On the plus side, in the technology area were Samsung Electronics Co.--the Korean producer of computer memory, mobile telecommunication equipment and consumer electronics, Winbond Electronic Corp.--the Taiwanese semiconductor manufacturer, and the Israeli software company, Check Point Software Technology Ltd. In the telecommunications sector the Portfolio's Brazilian cellular holdings and the Mexican telecom operator, Telefonos de Mexico, S.A. de C.V., contributed to the Portfolio's outperformance versus its benchmark index as did the Zimbabwean cellular company, Econet Wireless Holding, and the dominant Korean and Chinese cellular operators, SK Telecom Co. and China Telecommunication.

   On the negative side, one of the biggest detractors from the Portfolio's performance was the dominant integrated telecommunication company in Korea, Korea Telecom Corp. Also negatively impacting the Portfolio's performance was the Egyptian cellular provider, Mobinil-Egyptian Mobile. The rising interest rate environment hurt many of the Portfolio's holdings in the financial sector with the Turkish bank, Turkiye Garanti Bankasi, being one of the worst performers.

Q: What is your outlook for the second half of 2000?

A: Morgan Stanley Capital International Inc. raised the allocation to Asia in the MSCI EMF Index to over 50% from about 40% on June 1st, as Malaysia was added to the index at a 6% weight, and Taiwan and China had their weights increased. Although we did raise the Portfolio's Asian exposure somewhat, we moved cautiously as we felt the markets had already built these adjustments into prices, and we had difficulty finding stocks we wanted to own in Malaysia. The Portfolio ended the month of June underweighted in Asia versus its benchmark index and significantly underweighted in Malaysia. We continue to focus on the telecommunications and technology sectors in Asia as we still see strong top line growth and accelerating earnings and cash flows coming out of the stocks the Portfolio owns there. The Portfolio is currently overweighted versus the MSCI EMF Index in Latin America and telecommunications companies continue as the dominant exposure. However, we also continue to find attractive opportunities among the retailers, banks and selective basic industry plays. We are comfortable with Latin America as we see continuing good news flow coming out of Brazil and Mexico and valuations are very attractive. Although Alliance Capital is neutral overall on the EMEA region, we still find solid growth opportunities among the telecommunications sector and attractively valued financials and consumer stocks throughout the region.

   It would appear that the worries over U.S. interest rates are over, but now there is the possibility of a slowdown in growth. It appears as though the U.S. economy is slowing, but it is difficult to discern if the U.S. is going to experience a hard or soft landing. While not sure how hard the landing will be, we do think that there is enough activity in the rest of the world to accommodate some slowing in the U.S. economy without causing a significant global slowdown. We in fact want to see enough slowing in the U.S. to keep interest rate and inflation pressures at bay. Overall, we think that current trends in the global economy are good for emerging markets broadly, and particularly good for the Portfolio's holdings.

Diversified Research Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Diversified Research Portfolio returned 11.23%**, compared to a -0.42%* return for the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index).

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The U.S. equity markets saw some shaky ground during the first six months of the year as the slide that began mid-March continued through April. Technology, media, and telecommunications-related shares, many of which had hit new highs in early March, led the plunge dragging the indices down with them. Companies large and small were affected, including market leaders Cisco Systems Inc., AT&T Corp., Microsoft Corp., Motorola Inc., and America Online. Concern over valuations appeared foremost in the minds of investors against a backdrop of strong economic news that prompted the Federal Reserve to adopt an increasingly hawkish monetary policy. The Department of Justice also did its part to dampen the equity markets, ruling that Microsoft Corp. should be split into two, and blocking the WorldCom Inc./Sprint Corp. merger.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

   Many companies reported strong first quarter earnings in the second quarter which helped stabilize the market. However, companies that missed earnings or gave warnings, such as Motorola Inc. and Procter and Gamble Co. were punished. Hit especially hard during the second quarter were Internet-related companies, many of which suffered as investors reexamined them for profitability. Internet retailers (e-tailers) bore the brunt of the Internet sell-off, and some were forced to close their doors. On the positive side, energy and healthcare companies fared well and established themselves as market leaders.

   Late May marked a turning point. While investors continued to leave interest-rate sensitive stocks in sectors such as materials and retailing, they began to selectively return to high-quality technology names. By June, employment, consumer spending, purchasing, and Consumer Price Index (CPI) data confirmed some slowing, which gave the markets an additional lift. When the dust settled, the S&P 500 Index had ended the quarter down only 2.66%* to bring its year-to-date return to -0.42%*. From its high on March 10 to its year-to-date low on May 23, the technology-heavy NASDAQ Composite Index declined nearly 37.30%, but a 16.62%* return in June brought its quarterly loss to -13.27%*. June also saw significant outperformance of growth stocks over value-oriented issues.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: Sectors in the Portfolio that have performed well so far this year include health and personal care and semiconductor equipment. With a very large overweighting versus its benchmark index in health and personal care, the Portfolio benefited from outperformance versus the S&P 500 Index of almost all of its holdings in this sector. Forest Laboratories, Inc., Pfizer Inc. and Medtronic Inc. led the way. Capital Guardian feels that, over the next several years, Pfizer Inc. has the best product pipeline of any drug company in the business and we also like Forest Laboratories, Inc. because we believe the company has terrific new product momentum. The medical technology and equipment area, with companies like Medtronic Inc. and Guidant Corp., is extremely attractive because of the demographic developments taking place and the need for an aging population to have products which provide assistance to the cardiopulmonary system. The Portfolio also benefited from positions in semiconductor and semiconductor equipment stocks such as Applied Materials Inc., PMC-Sierra Inc., Applied Micro Circuits Corp., and Advanced Micro Devices Inc. All of these firms are strong niche providers of technologies that are benefiting from the desire to make chips smaller, denser, faster and cheaper.

   One of the largest contributors to performance during the first half of the year (and particularly in the second quarter) was Burr-Brown Corporation, a designer and manufacturer of high-performance analog and mixed-signal integrated circuits. Historically used in industrial applications, the company's products are critical for communications and digital consumer products such as set-top boxes, DVD players, digital cameras, and wireless phone handsets. They are also used in personal computers, medical devices, and communications equipment produced by firms such as GE, Alcatel, Cisco Systems Inc., Lucent Technologies Inc., and Sony. Sales in Burr-Brown's communications and digital consumer products businesses account for nearly 60% of their revenue. In June, Texas Instruments agreed to buy Burr-Brown for $7.6 billion, issuing 1.3 shares of its stock for each share of Burr-Brown.

   One sector that has underperformed so far this year is broadcasting, cable and entertainment. The Portfolio had some weak results in this area, which was very disappointing as we are very positive about this sector. We like the ability of this sector to sell more content into the home, and generate strong growing cash flow streams, and think there are excellent opportunities for industry consolidation. AT&T Corp., Liberty Media Group, Cablevision Systems Corp., Charter Communications Inc. and MediaOne Group Inc. are all stocks where we have a high degree of conviction, but which underperformed in the first half of 2000.

   Another holding which underperformed was Kellogg Company. Kellogg has nearly one-third of America's ready-to-eat cereal business and also manufactures and markets other foods such as snack bars and pastries. We have been adding Kellogg to the Portfolio based on its price weakness, which we feel is unjustified. Wall Street is suspicious that Kellogg's above-consensus earnings reports for recent quarters have been ''managed'' by cutting marketing spending to make numbers. Kellogg has been trading at a 15% discount to other packaged food companies and its valuation has been extremely compelling at under 16 times this year's earnings.

   We have been steadily adding to the Portfolio's positions in food and household products, even as these stocks continued to underperform. Although companies in this sector did not do well in the first six months of the year, we are excited about their prospects going forward.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

During the past few years we have felt this group was overvalued relative to its prospects. However, in the last year and a half the market has corrected its valuations in this group, and food and household products stocks are now trading at levels where they are undervalued versus their growth rates. We believe that several companies in this sector, including Campbell Soup Co., and Clorox Co. could be targets of industry consolidation.

Q: What is your outlook for the second half of 2000?

A: Investors will be watching for signs that a slower economy will have a negative impact on profitability as second-quarter earnings season gets underway. With companies and sectors not moving in lockstep, research is critical in helping to identify outperformers, and fundamental, in-depth research is the hallmark of the Portfolio. Many good technology related companies that were selling at high valuations early in the year became more reasonably priced in the second quarter, and we will continue to look for the strongest companies in this sector on a stock-by-stock basis. The Portfolio will continue to focus on the highest-conviction ideas and stock selections of Capital Guardian's analysts, looking for the best investment opportunities wherever they might be found.

Small-Cap Equity Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Small-Cap Equity Portfolio returned 5.39%**, compared to a 3.04%* return for the Russell 2000 Small Stock Index (Russell 2000 Index) and a -0.42%* return for the S&P 500 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: For small-cap stocks, the first six months of 2000 has been an especially wild ride, with the healthcare, biotechnology, and semiconductor sectors serving as the big drivers. From a year-to-date peak on March 9 to its April 14 low, the Russell 2000 Index declined 25.13%*. But strong performance in June mitigated April and May's weak returns, and the Russell 2000 Index ended down 3.78%* for the second quarter. Year-to-date, small-cap stocks are still in positive territory with a 3.04% return--better than large-cap stocks, which are actually negative for the year.

   While growth-oriented small-cap stocks were the big winners in 1999, thus far in 2000 the picture has been more mixed, and value stocks have been more resilient. Energy related stocks have been up due to extremely high oil prices and continued good global demand. Healthcare stocks have also had a good showing as an improving regulatory outlook for the hospital industry has helped the entire sector to advance. While both financial services and consumer non-cyclical stocks posted modest gains during the second quarter, both groups are still down for the year, continuing a long period of underperformance. Technology, media, and telecommunications (TMT) companies stocks fell about 15.21% overall, while Internet related stocks in the Russell 2000 Index posted big gains in June but not enough to overcome earlier declines, falling 27.42%* over the six-month period.

   After trimming some positions in the Portfolio due to extended valuations in February and March, the Portfolio was a significant net buyer of TMT shares during periods of weakness, especially during the second quarter amid the NASDAQ/technology sell-off. Capital Guardian was encouraged to see that valuations for many technology related companies were knocked down to more reasonable levels, and we took advantage of the market volatility to acquire names that we had liked but thought too expensive. In particular, we were buyers of high-quality Internet stocks, namely those companies with real franchises, sustainable business models, good balance sheets and compelling valuations. During the first six months of the year, although we trimmed the Portfolio's holdings in a few stocks that had done quite well, the Portfolio continued to hold overweight positions in semiconductor capital equipment manufacturers and chip makers, software and telecommunications equipment, and media. Conversely, the Portfolio was underweighted in financials, real estate investment trusts (REITs), and electric utilities, areas in which we saw poor-to-eroding fundamentals and deceptively cheap valuations. Overall, good stock selection, even in unattractive sectors, contributed to better-than-benchmark index returns for the Small-Cap Equity Portfolio in the first half of the year.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: The first half of 2000 will probably be remembered as the peak of two manias. The first was dot.com mania, and the second was biotech mania. Internet stocks, especially the pure dot.coms, were star performers through 1999 as the market fully grasped the future growth potential of the Internet. During 1999, the market wasn't very discriminating among Internet companies-- everything related to the Internet went up in value. As is the case in

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

all bubbles, valuations ultimately reached levels that many people began to question as 1999 ended. By the end of March 2000, the market realized that while Internet usage is and will continue to grow exponentially, not every company building a business on the Internet will be a success. The Internet correction in April was violent, broad and overdue. The Portfolio's worst performing stocks, which included Official Payments Corp., QXL.com PLC, Egreetings Network Inc., and Autoweb.com Inc., were almost entirely Internet stocks, but happily the Portfolio was underweighted versus the Russell 2000 Index in the area. The technology areas in which the Portfolio has been, and continues to be, overweighted are the chip and chip equipment companies. They were hit in the April panic (guilt by association) but have largely recovered. Several of the Portfolio's best performing stocks were chip and chip equipment firms: Rambus Inc., Power-One Inc., Exar Corp., and Veeco Instruments Inc. The explosive growth of the Internet is feeding strong demand for communications equipment as every communications company in the world (local telcos, long distance telcos, cellular telcos, cable firms and satellite TV firms) has reached the conclusion that to be competitive in the future they will need to offer two-way, broadband connections. All the communications gear being bought by the world's telecommunication companies to upgrade their networks, and all the devices used to gain access to the network, are built of chips. Chip companies that come up with chips that allow routers, switches, base stations, or handsets to work better, faster, cheaper, and more reliably, are enjoying booming demand, and they in turn are placing record orders for chip equipment.

   The other area of the Portfolio's holdings that produced a large number of big winners was biotechnology. The original biotechnology boom of 1991 was in many ways similar to the dot.com boom of 1999: in both cases the phenomenal long-term potential of the sector caused the stock market to fall in love with any company that could claim to be part of it, and in both cases the blind love lasted only about a year before the market began to weed out the winners. In late 1999 and early 2000 we saw the second coming of biotech, driven by the success of the human genome project. The mapping of the complete human genome is a critical step toward developing useful (and thus profitable) biotech products. The biotech boom of 1991 died when the market realized that large numbers of useful products were at least a decade away. And now that almost a decade has passed, we are indeed closer to seeing significant numbers of useful biotech products. However, while we are closer this time, most biotech firms are research companies with a limited number of compounds in testing-- few yet have large revenues or profits today. Consequently, the group remains very volatile. Winners in this area in the Portfolio included COR Therapeutics Inc., Novoste Corp., and Protein Design Labs Inc.

Q: What is your outlook for the second half of 2000?

A: Small-cap stocks as an asset class remain extremely attractive. On average, companies in the Russell 2000 Index have twice the earnings growth rate and comparatively better earnings quality, yet they still sell at a large discount to the S&P 500. Perhaps most intriguing, small-cap companies look increasingly attractive on a theoretical leveraged buyout basis; this could lead to a new era of leveraged buyouts and management buyouts to unlock value, and shareowners of small-cap stocks could be major beneficiaries. Additionally, the rebalancing of the Russell 2000 Index on June 30, 2000 resulted in a higher level of earnings growth rate of the reconstituted index, as several large companies left the index and smaller, faster growing companies replaced them. This fact is likely to highlight the significant relative undervaluation of the asset class. A renewed interest in initial public offerings, after many companies had postponed offerings earlier this year, suggests that the market is prepared to be more discriminating, and well run smaller companies can still access the capital markets to grow and prosper.

   As we move into the second half of the year, we remain very positive about the Portfolio's substantial holdings in semiconductor capital equipment manufacturers and chip makers. Through our commitment to fundamental research, we will also continue to identify and selectively invest in well managed, fairly valued TMT related companies where we have strong convictions about their long-term growth prospects.

International Large-Cap Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the International Large-Cap Portfolio returned -6.26%**, compared to a -3.95%* return for the MSCI Europe, Australia, Far East (EAFE) Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: Technology stocks had a tremendous run that began in 1999 and ended in March of this year. The sell-off in equity markets that began in March continued through

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

April. European markets then began to turn around in late May and posted strong results for June, paring their losses for the quarter. Japanese stocks, however, did not snap back as convincingly. Throughout the second quarter, investors continued to reexamine the valuations of technology related companies, resulting in pressure on the TMT companies that make up such a significant portion of the world market indices.

   The Portfolio has had a substantial exposure to technology related companies, since Capital Guardian believes these stocks have tremendous growth potential due to the Internet revolution. As the correction in technology stocks hit, the Portfolio's emphasis on these companies dampened performance during the first half of the year. A major rebalancing of the Nikkei Index in April, which doubled the weighting of the information technology sector, lent some support to Japanese TMT companies. However, many of these companies endured a significant correction through the end of June.

   Prior to the technology correction this spring, we took advantage of the relative value found in consumer, food, and beverage stocks. Portfolio holdings such as Heineken added to performance during the first six months. Additionally, we found some good performers in the old-fashioned insurance and banking industries. A sell-off in U.K. bank stocks also presented an opportunity for us to buy some good, solid banking operations such as Royal Bank of Scotland at cheap valuations. Surprisingly, while we assumed it would take at least several quarters for the markets to realize the value in many of these stocks, investors rushed to buy stocks in many of these quality companies.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: Within the TMT universe, our preference for equipment companies has been beneficial, and they have provided better returns than the sector as a whole. Although we did trim some of the Portfolio's technology positions during the first half of the year, we remain overweight in TMT holdings, particularly in Japan. These holdings include NTT DoCoMo Inc., a Japanese wireless phone company, as well as Murata Manufacturing Co., Tokyo Electron Ltd, Rohm & Haas Co. and Keyence Corp. It should be noted, however, that the Portfolio does not own speculative dot.com companies. The Portfolio owns strong, well-managed, quality companies that produce real, tangible products, such as semiconductor manufacturing equipment. Such companies have weathered the correction fairly well, and we remain positive about their prospects going forward. A strong performer in the Portfolio continues to be Samsung Electronics--Korea's largest diversified electronics manufacturer and the global leader in the production of computer memory chips.

   Sony Corp, one of last year's best performers, underperformed during the first half of 2000. Sales of electronics such as camcorders and televisions (Sony's most profitable product lines) were hurt by the higher Japanese yen, and losses in Sony's cellular phone arm were affected by its exit from the U.S. wireless telecommunications market and stiff competition from Nokia OYJ and Ericsson. The game business has been feeling some growing pains due to high start-up costs for PlayStation2. Sony should be poised for improvement following the launch of PlayStation 2 in Europe and the U.S. this fall. Once hardware and software sales volume have increased, losses will narrow.

   An exciting holding in the Portfolio is Peugeot SA, France's second-largest car manufacturer. With sales booming and volume up 21%, this company is likely to surpass its targets. Its spectacular performance has been fueled by sales of two new products: the Citroen Xsara Picasso and the trend-setting Peugeot
206. We believe Peugot's earnings per share will double in the coming year. A shareholder-friendly company, Peugeot has bought back and cancelled 10% of its shares this past year and is expected to do the same with an additional 6% of its shares soon. Peugeot is also a good candidate for a joint venture or merger, as it is one of the few remaining solo companies in the industry.

Q: What is your outlook for the second half of 2000?

A: Compared to the United States, most developed countries are at an earlier stage in their economic and market cycles, making the risk/reward trade-off for non-U.S. stocks look more attractive. With the strong comeback in many of the consumer and financial companies we favored, we are beginning to take profits in these sectors and look at some more reasonable values in the TMT industries. As mentioned earlier, we have slightly reduced the Portfolio's positions in Japanese technology stocks, but the Portfolio still holds a significant allocation to high-quality, TMT-related companies where we have strong convictions about their long-term growth prospects. On a selective basis, we are also beginning to find good opportunities in other areas of

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

the Japanese economy, including banking and automotive stocks. Sakura Bank, Nomura Securities and Nissan Motor Co. Ltd all made positive contributions to the Portfolio's six-month performance. We will continue to watch these industries closely and look for good opportunities on a stock by stock basis.

Bond and Income Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Bond and Income Portfolio returned 5.09%**, compared to a 6.54%* return for the Lehman Brothers Long-Term Government/Corporate Bond Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: Despite repeated attempts by the Federal Reserve to slow economic growth, the U.S. economy continued to expand at a rapid pace during the first six months. The U.S. gross domestic product (GDP) grew 5.4% during the first quarter of 2000, and the economic expansion hit a record nine years in February. Inflationary fears resulting from this unprecedented growth was a key catalyst for extremely volatile credit spreads in the first half of the year.

   Another principal factor driving performance of the Portfolio was the U.S. Treasury Department's decision to buy back its long maturity debt. The reduction in supply is aimed at reducing the average maturity and interest cost of Treasury debt. This activity led to a sharp increase in demand for 30-year bonds and an inverted Treasury yield curve. Together, the sizzling economy and uncertainty associated with the U.S. Treasury buyback program resulted in a highly volatile fixed income market and severe spread widening among sectors such as corporates, emerging markets, and mortgage-backed securities.

   Following six consecutive Federal Reserve rate hikes, at period end there were indications that the red-hot economy was beginning to cool. This sentiment resulted in a June rally across most fixed income sectors, allowing the period to end on a positive note.

Q: Discuss some of the types of securities/sectors which performed well and those which reported disappointing results.

A: In the mortgage-backed securities sector, fundamentals remain solid. Goldman Sachs has favored discount securities over current coupons, as there is little refinancing risk at current levels. However, given recent spread tightening and the continued U.S. Treasury buybacks, in the shorter term we are less bullish on mortgages versus Treasuries.

   At current levels, we believe that asset-backed securities appear attractively priced relative to collateralized mortgage-backed securities and corporate bonds. Yet, in the near term we will monitor this sector closely. We believe that asset-backed securities spreads are vulnerable to market volatility, and further widening is possible on renewed concerns over the direction of the Federal Reserve policy.

   In the corporate sector we are taking a cautious stance. Poor liquidity and a lack of demand has plagued this sector for the majority of the reporting period. Given the poor technical nature of the market, the Portfolio continues to target a neutral exposure to corporates on a dollar-duration basis.

   Fundamentals across the emerging market debt sector continue to be generally good. A recent market rally was primarily attributed to a consensus among market participants that the Federal Reserve has successfully engineered a soft landing, thereby reducing or eliminating the need for more rate tightening in the near term. Regionally, Eastern Europe outperformed other regions due to strong outperformance in Russia and Bulgaria.

Q: What is your outlook for the second half of 2000?

A: In general, our outlook for the market is fairly positive. Economic data released in May and June provided evidence of a slowdown in the U.S. economy. As such, the Federal Open Market Committee (FOMC) left rates unchanged at its meeting at the end of June, following six consecutive rate hikes. A debate remains whether this is just a pause in the tightening cycle, and there is uncertainty on the extent of the slowdown in economic activity. However, market data indicates that investors are optimistic that the Federal Reserve's job is virtually complete.

   For these interest rate expectations to be realized, slower GDP growth is required on a sustained basis. Also, inflation expectations need to stay low and stable in the face of tight labor markets and rising energy costs. As a result, we will continue to approach the management of the Portfolio opportunistically--reallocating assets only when and if relative value analysis clearly dictates.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Equity Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Equity Portfolio returned - 0.19%**, compared to a -0.42%* return for the S&P 500 Index and a 4.23%* return for the Russell 1000 Growth Index (Russell 1000 Growth).

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The market environment in 2000 has been the most volatile since Goldman Sachs began managing the Portfolio. Daily high/low spreads in market indices have been much higher than average, and, the market's price changed by 1% or more from the prior day's close almost 45% of the days this year (as compared with about 25% of the days for the prior four years). The market had trouble making up its mind which kind of stocks it preferred; the spread in returns between large-cap growth and large-cap value stocks experienced near-record high and low monthly values within the six-month period.

   Goldman Sachs employs an investment strategy which considers three investment themes: value, momentum, and low risk (CORE Strategy). The first six months of 2000 again witnessed substantial spreads between returns for growth-oriented and value-oriented investments, as the Russell 1000 Growth's return of 4.23%* significantly outpaced the -4.23%* return of the Russell 1000 Value Index. Consequently, the Portfolio's tilt toward growth-oriented stocks benefited the Portfolio.

   Based on rigorous testing of the variables that have led to excess returns in the past, the CORE strategy prefers stocks with good momentum, lower-than-average risk, attractive valuations, and favorable analyst opinions. Over the long-term, these factors have led to excess returns, although they typically do not work well simultaneously.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: The Portfolio seeks sector weightings and distribution among size categories close to those of the Russell 1000 Growth. On a sector basis, recent stock selection within the Portfolio was best in consumer non-cyclical stocks while those in the commercial services, consumer cyclicals, basic materials and telecommunications sectors lagged their index peers. Top contributors to the Portfolio's performance were Intel Corp., Cisco Systems Inc., Pfizer Inc., Oracle Systems Corp., and Hewlett Packard Co. Detractors from performance were Microsoft Corp., QUALCOMM Inc., Procter & Gamble Co., America Online Inc, and Home Depot Inc.

Q: What is your outlook for the second half of 2000?

A: The FOMC kept the federal funds rate target at 6.5% following its two-day meeting in June. However, the pressures for additional monetary policy tightening in the near term are building. One reason is that the economy is likely to reaccelerate from its current slowdown in the third quarter. Much of the recent demand weakness is concentrated in weather-dependent areas such as construction, sales of building materials, and restaurant receipts. This is consistent with our view that the restraining effects of Federal Reserve policy to date have been less pronounced than widely thought. The other reason for further tightening is the continued firming of core inflation. While consumer prices in May came in much as expected, core inflation in 2000 (annualized) is running at 2.7%, against 1.9% in all of 1999. Despite possible short-term volatility in the U.S. markets in 2000, we believe that our combined qualitative and quantitative stock selection strategy offers investors the potential to generate solid long-term returns.

I-Net Tollkeeper(SM) Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: The I-Net Tollkeeper Portfolio commenced operations on May 1, 2000. For the period since inception through June 30, 2000, the Portfolio returned 1.91%**, compared to a -2.66%* return for the S&P 500 Index for the second quarter.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The U.S. market experienced significant volatility during the quarter, with the S&P 500 Index in negative territory in May, but rebounding in June. Mid- and small-cap stocks also fell in May and rallied in June; the S&P 400 Index and the Russell 2000 Index returned -2.38%* and 3.04%*, respectively, during the reporting period. During much of the quarter investors were wary of interest rate increases from the Federal Reserve, as the

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

economy continued to show signs of inflationary pressures. Although there was a growing consensus that the Federal Reserve would raise the federal funds rate by 25 basis points at its June meeting, rates were left unchanged.

   The technology sector was the most volatile area of the market. Technology and Internet stocks fell 11.91% in May, as a result of the federal government's announcement that it intended to pursue a break-up of Microsoft Corp. However, technology stocks rebounded in June, posting a return of 16.62%, as investors were encouraged by signs that the economy is slowing. In total, the NASDAQ Composite Index ended the reporting period up 2.73%*.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: While the Portfolio experienced some volatility along with Internet stocks, performance was less volatile than several technology heavy indices. This should not be surprising, as Goldman Sachs takes a different--and potentially more conservative--approach to investing in the Internet. The greatest contributors to performance were the Portfolio's investments in Fiber Optics, including E-Tek Dynamics Inc., Corning, Inc., Nortel Networks and SDL, Inc. Suppliers of optical components are growing rapidly, as traditional electronic components cannot accommodate the explosive growth of Internet traffic. We believe that the Portfolio's holdings in this area, which are the dominant players, should benefit from strong industry growth over the next several years. The Portfolio also benefited from investments in the data storage area, including EMC Corp. and Brocade Communications Systems. As large corporations have come to rely on more digital data to run their businesses, data storage has become a fundamental technology. It is estimated that demand for data storage in units is roughly doubling every year, and we believe that the companies in the Portfolio are well-positioned to take advantage of this trend. The Portfolio's media and communications holdings were the largest detractors from performance, as these companies gave back some of their 1999 and first quarter 2000 gains. Many of the Portfolio's holdings in this area, which have significant Internet investments, fell as investors shifted money out away from Internet stocks. We believe that these companies are better positioned to weather an Internet shake-out than newer start-ups, since they have strong brand names, recurring revenue streams and dominant franchises.

Q: What is your outlook for the second half of 2000?

A: While Goldman Sachs neither makes nor relies on economic forecasts to make investment decisions, we are generally bullish on growth in technology and Internet-related businesses. Over the last decade, technological advances and the Internet have enhanced global communication and provided significant benefits to both consumers and businesses. We believe that those U.S. companies that adopt an astute Internet strategy will continue to benefit from this trend over the long-term. These are generally companies with recurring revenue streams that dominate markets with high barriers to entry; firms that may grow revenue by increasing ''traffic,'' or customers and sales, and raising prices. Throughout the investment process, we continue to focus on the core business characteristics that provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the technology and Internet related companies the Portfolio owns based on the criteria mentioned above--will withstand even an uncertain market environment.

--------------------------------------------------------------------------------
  The I-Net Tollkeeper Portfolio (SM) is a service mark of Goldman, Sachs & Co.
--------------------------------------------------------------------------------

Multi-Strategy Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Multi-Strategy Portfolio returned 0.84%**, compared to a 3.98%* return for the Lehman Brothers Aggregate Bond Index and a -0.42%* return for the S&P 500 Index.

Q. What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The U.S. equity market cycled erratically during the first six months of the year between growth stocks and value stocks based on the emerging economic data. Weak data lead to powerful rallies in technology and other growth stocks. Data reflecting a strong economy caused a surge in lower priced value stocks. While value stocks outperformed dramatically at the beginning of the period, growth came back strong in June to lead the end of the second quarter. The market's reaction to the data flow is based entirely on the impact the economy has on interest

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

rates. The Federal Reserve raised rates several times in the first half of the year and continues to monitor the situation. Higher rates are just beginning to slow the economy somewhat, which will start to impact corporate earnings. Any disappointment in earnings at the company level are being penalized heavily across all sectors. JPMIM believes that the second quarter is evidence that the market is transitioning from the strong momentum focus it had in 1999, to a more balanced environment.

   Bond yields fell throughout the first half of the year due to continued Treasury buyback and government sponsored enterprise changes initiated by signs of strong growth and rising inflation which appeared in the first quarter. Concerned that growth was out of control, the Federal Reserve further tightened rates in mid-May to 6.5%, but that was not enough to slow the U.S. economy, and economic reports forecasted additional tightening needs. These projections caused spread sectors to deteriorate early in the second quarter, and investment grade corporate debt reached the highest spread level in 81 years outside of recession.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: In the equity portion of the Portfolio, performance was positively impacted by stock selection as good decisions within the hardware and semiconductor sectors added to the Portfolio's performance. However, the industrial cyclical and finance sectors were among the worst performers during the first half of the year. The slowdown of the U.S. economy has led several companies to pre-announce second quarter earnings below expectations, which has started to negatively impact share prices, with the financial sector taking the worst hit (down 15% for June). In industrial cyclicals, Rohm & Haas Co. and Honeywell International Inc. had second quarter earnings disappointments, which negatively impacted the Portfolio's performance.

   Overall, the pharmaceuticals and capital markets sectors moved ahead as investors continued their rotation out of ''new economy'' stocks. As a consequence, the software and services, telecommunications and technology sectors fell. While the pharmaceuticals sector posted a positive return for the six month period, and capital markets also contributed to the overall performance of the Portfolio, holdings in such technology names as Oracle Systems Corp. and Microsoft Corp. pulled down performance as the latter was roiled with detailed announcements of a ruling against the company in the lengthy anti-trust suit. Individual security selection contributed to the Portfolio's overall performance across the first two quarters as overweight stocks such as Intel Corp. posted positive total returns. In the fixed income portion of the Portfolio, we maintained a modest long parallel duration posture that was concentrated in the longer maturity sector of the yield curve during the second quarter, since we expect further U.S. government fiscal surplus with the buyback of U.S. Treasuries.

Q: What is your outlook for the second half of 2000?

A: We believe that global growth has reached its peak. Going forward, we expect the U.S. economy to arrive at a ''soft landing'' slowdown, with GDP growth below 4% in upcoming months and inflation pressures controlled. While Federal Reserve tightening is nearly complete, a final move of 25 basis points by year-end is possible. With the exception of short rates being affected by further Federal Reserve moves, interest rates shouldn't change much from current levels. It appears that the economy will continue to slow a little as evidenced by the cooling of the overheated rate of late 1999 and early 2000.

Equity Income Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Equity Income Portfolio returned -1.29%**, compared to a -0.42%* return for the S&P 500 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The U.S. equity market cycled erratically during the first six months of the year between growth stocks and value stocks, based on the emerging economic data. Weak data lead to powerful rallies in technology and other growth stocks. Data reflecting a strong economy caused a surge in lower priced value stocks. While value stocks outperformed dramatically at the beginning of the period, growth came back strong in June to lead the end of the second quarter. The market's reaction to the data flow is based entirely on the impact the economy has on interest rates. The Federal Reserve raised rates several times in the first half of the year and continues to monitor the situation. Higher rates are just beginning to slow the economy somewhat, which will start to impact corporate earnings. Any disappointment in earnings at the company level are being penalized heavily across all sectors.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

JPMIM believes that the second quarter is evidence that the market is transitioning from the strong momentum focus it had in 1999, to a more balanced environment.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: The Portfolio's performance was positively impacted by stock selection during the first six months as good decisions within the hardware and semiconductor sectors added to the Portfolio's performance. However, the industrial cyclical and finance sectors were among the worst performers during the first half of the year. The slowdown of the U.S. economy has led several companies to pre-announce second quarter earnings below expectations, which has started to negatively impact share prices, with the financial sector taking the worst hit (down 15% for June). In industrial cyclicals, Rohm & Haas Co. and Honeywell International Inc. had second quarter earnings disappointments, which negatively impacted the Portfolio's performance.

   Overall, the pharmaceuticals and capital markets sectors moved ahead as investors continued their rotation out of ''new economy'' stocks. As a consequence, the software and services, telecommunications and technology sectors fell. While the pharmaceuticals sector posted a positive return for the six month period, and capital markets also contributed to the overall performance of the Portfolio, holdings in such technology names as Oracle Systems Corp. and Microsoft Corp. pulled down performance as the latter was roiled with detailed announcements of a ruling against the company in the lengthy anti-trust suit. Individual security selection contributed to the Portfolio's overall performance across the first two quarters as overweight stocks such as Intel posted positive total returns.

Q: What is your outlook for second half of 2000?

A: Going forward, the strategy for the Portfolio remains the same. We continue to be fully invested and sector neutral. We predict that the Federal Reserve will continue to closely monitor the economy and may tighten policy again in the second half of the year. It appears that the economy will continue to slow a little as evidenced by the cooling of the overheated rate of late 1999 and early 2000.

Growth LT Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six-months ended June 30, 2000, the Growth LT Portfolio returned -2.73%**, compared to a -0.42%* return for the S&P 500 Index and a 5.69%* return for the Russell 2500 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The first several months of the year saw a continuation of many of the same trends that made 1999 so successful, allowing fast-growing sectors like semiconductors and electronics to continue their leadership of the market and enabling the technology heavy NASDAQ to trade higher despite periods of substantial volatility. By March, however, the mood had changed. Continued uncertainty about the direction of interest rates, and a belief among some investors that valuations in selected segments of the market had been stretched to extremes, forced a sharp sell-off that erased virtually all of the technology sector's gains.

   The Portfolio followed a similar path, performing well early in the period and then struggling as the market retreated during the spring. Janus responded to this challenging environment by focusing the Portfolio even more closely on well-managed companies with strong franchises and outstanding fundamentals. Still, a number of the Portfolio's holdings declined together with the market during the last half of the period, causing the Portfolio to modestly underperform the S&P 500 Index.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: Notable disappointments included Amazon.com. Inc. The company suffered alongside other Internet retailers after several of the industry's most visible players reported slower revenue growth than investors had hoped for, adding urgency to a general shift in sentiment that was already pressuring the sector. While we have pared back the Portfolio's exposure somewhat, we are encouraged by Amazon's continuing efforts to diversify its product line and expand its global reach. We believe the company will show a great deal of progress on the earnings front in the coming year and are still enthusiastic about its longer-term prospects.

   On the positive side, energy innovator Enron Corp. gained substantially. The company's core wholesale commodities and electricity businesses continued to show robust growth as the rapid expansion and deregulation of energy markets worldwide supported a 36% increase in operating earnings during 1999. Meanwhile, Enron's

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

energy services outsourcing business is poised to become solidly profitable in 2000 after several years of heavy investment by the company. Other strong performers included computer storage leader EMC Corp., which gained substantially despite a difficult environment for technology shares in general. EMC's leadership in virtually all categories of the enterprise storage market has allowed it to participate in the explosive growth of the Internet by providing the systems necessary to meet the massive increase in storage needs implied by the rise of e-commerce and other Web-based business.

Q: What is your outlook for second half of 2000?

A: Looking forward, a deceleration of the U.S. economy and a more certain interest rate picture could create a better environment for stocks during the second half of the year. In any case, Janus will continue to do what we've always done--looking hard for companies with great fundamentals and outstanding prospects for future growth.

Mid-Cap Value Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Mid-Cap Value Portfolio returned 7.36%**, compared to a 5.12%* return for the Russell Mid-Cap Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The volatile second quarter was marked by dramatic reversals, including a sharp rebound in technology and telecommunication shares late in the quarter. However, market sentiment has fundamentally changed; even amid the technology rally in June, some of the most established Internet companies experienced weakness.

   The correction in U.S. stocks that began in March continued into May as the Federal Reserve's half-point rate increase weighed on stock prices. Mid-cap stocks fell roughly in line with larger cap stocks and continue to outperform year-to-date. Early in the year, it had been widely believed that interest rates would not matter to new economy stocks, since they tend to have little or no debt on their balance sheets. However, the reality is that richly priced growth stocks have historically been very sensitive to interest rates. The impact of the Federal Reserve's repeated rate hikes has begun to be felt, and the technology and telecommunications sectors, which led mid-caps higher in 1999, paced this decline with each group falling over 10%. This change in market sentiment continued to benefit value stocks which, for the most part, escaped the market weakness. However, the current rotation is less a resurgence of the value style than a shift back to fundamentals after an extended period when the only investing tool that proved effective was price momentum. We would expect this focus on fundamentals to persist, since traditional companies with tangible earnings remain very attractively valued even after their recent outperformance. This is especially true of the mid-cap sector, in which the dominance of growth stocks during 1999 was particularly dramatic.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: As might be expected given the punishing treatment doled out in the technology sector, the Portfolio's worst performing group was technology, although the majority of the Portfolio's technology holdings enjoyed strong operating fundamentals. Sluggish retailers in the producer manufacturing sector also detracted from returns. The Portfolio benefited from its relatively high weight in consumer staples which had hurt returns in prior quarters. These stocks rebounded as a result of a wave of industry consolidation sparked investor interest in this consistently financially productive group. Nabisco Group was particularly strong after receiving a takeover offer from Philip Morris. Republic Services and Ceridian, both of which are rebounding from poor performance in 1999, drove strong stock selection in commercial services. The Portfolio's focus on energy stocks with significant exposure to natural gas paid off as the commodity reached record highs. The relatively low weighting and strong stock selection in telecommunications also helped returns, driven by gains in Cablevision and Western Wireless. The technology sector detracted from the Portfolio's performance during the second quarter. Electronics for Imaging, JD Edwards and LSI Logic Corp. hurt stock selection in technology. In addition, Office Depot and Saks, in the producer manufacturing sector, hurt the Portfolio's performance.

Q: What is your outlook for the second half of 2000?

A: We continue to seek out relative value opportunities among traditional companies that possess the competitive positions and strategic visions necessary to excel as we transition to the new economy. In addition, we plan to take advantage of the weakness in technology to invest the Portfolio's assets in financially productive companies

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

at attractive prices. The market's shift in focus back to fundamentals should persist since, even in a new economy, a company's true value is a function of the return it is able to generate on shareholder's capital.

Equity Index Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the first six months ended June 30, 2000, the Equity Index Portfolio returned -0.56%**, compared to a -0.42%* return for the S&P 500 Index. The Portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The U.S. equity market experienced extreme volatility. Mid-cap securities reigned supreme, with the S&P 400 MidCap Index returning 8.97%* while the large-cap S&P 500 Index actually posted a negative return of -0.42%*. Small-cap securities faired a little better than larger cap securities with the Russell 2000 Index returning a respectable 3.04%*.

   During the first quarter of 2000, the technology sector was the most significant contributor to the positive return of the Portfolio and its benchmark index. In fact, two S&P 500 component securities, Intel Corp. and Cisco Systems Inc., accounted for over 100% of the first quarter's return. The S&P 500 Index traded in negative territory for most of 2000 and only turned positive over the last nine trading days of the second quarter. During the second quarter, the larger capitalization stocks in the S&P 500 Index underperformed the smaller cap stocks, a significant reversal from previous quarters and the S&P 500 Index experienced its first semi-annual negative return since 1994.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: Healthcare was the dominant sector during the first half of the year, returning over 22%* while the basic materials and consumer cyclicals sectors were the biggest drag on the Index's return posting -25%* and -19%* returns respectively. Large-cap growth securities outperformed value securities by over 6%.

   Top performers included ADC Telecommunications Inc., Corning, Inc. and Micron Technology, Inc. Bottom performers included QUALCOMM Inc., Proctor & Gamble Co. and Motorola Inc. The S&P 500 Index experienced 25 composition changes in the first half of 2000, most notably, Broadcom Corp., Siebel Systems Inc. and Veritas Software Corp. were added.

   As the Portfolio seeks to replicate an index, Mercury neither evaluates short-term fluctuations in the Portfolio's performance nor manages according to a given outlook for the equity markets, or for economic conditions and how they affect the financial markets.

Q: What is your outlook for the second half of 2000?

A: Mercury believes that the current Federal Reserve tightening cycle is over, providing that the economy's slowdown as seen in the spring of 2000 persists for the rest of the year. After growing at a 5.5% rate in the first quarter, GDP probably rose at a 3.5% rate in the second quarter. We expect growth to remain around that pace into next year, which is well within the Federal Reserve's estimate of a 4% non-inflationary growth potential.

   In leaving monetary policy unchanged in June, the Federal Reserve acknowledged that growth had slowed, but expressed uncertainty as to whether that slowing would be sustained. Because of that uncertainty, the Federal Reserve felt that risks were still weighted toward inflation and before they will signal an all-clear, there needs to be further evidence of moderation. Two full sets of economic data will be released between now and the August FOMC meeting. For the Federal Reserve only three reports are truly crucial: employment, retail sales, and the CPI. The labor market can't tighten further, consumer spending needs to remain on a more moderate path, and core inflation must remain contained. We expect those conditions will be realized.

   For the economy to remain on an acceptable path for the Federal Reserve, consumer spending must remain contained. Spending slowed sharply in the second quarter, probably rising at a 3% rate, which would be the slowest pace in nearly three years (excluding the quarter of the General Motors strike).

   Until last summer, wage income was growing much faster than consumer spending, which is why spending was so strong. But since then spending has outgrown income, that presumably reflected a now-vanished wealth effect. Looking ahead, we expect spending to be constrained by income. Therefore, we believe consumer spending will grow at a 2% to 3.5% pace during the second half of the year, consistent with an outlook of 3.5% GDP growth.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Small-Cap Index Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the first six months ended June 30, 2000, the Small-Cap Index Portfolio returned 2.36%**, compared to a 3.04%* return for the Russell 2000 Index. The Portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: During the first half of 2000, the U.S. equity market experienced extreme volatility. Mid-cap securities reigned supreme, with the S&P 400 MidCap Index returning 8.97%* while the large-cap S&P 500 Index actually posted a negative return of -0.42%*. Small-cap securities faired a little better than larger cap securities with the Russell 2000 Index returning a respectable 3.04%*. For the first half of the year, small-cap value stocks outperformed small-cap growth stocks. The Russell 2000 Value Index returned 5.83%* versus the Russell 2000 Growth Index's return of 1.23%*.

   Great anticipation and speculation was prevalent in the marketplace, particularly in May and June regarding the Russell 2000 Index's reconstitution as of the June 30th close of business. This effect significantly contributed to the Portfolio and Index's returns in those months. Due to the numerous IPOs and the significant technology sector outperformance over the previous year, the Russell Indexes were projected to have their highest turnover in years with the Russell 2000 Index being the largest hit. With smaller cap stocks outperforming larger cap issues over the first six months of the year, many of the Russell 2000 stellar performers graduated to the larger cap Russell 1000 Index. In total, 118 names graduated from the Russell 2000 to the Russell 1000 Index, with 79 of them coming from the technology sector. The Russell 2000 Index reconstitution reduced the index's technology sector weight by close to 4%.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: During the first quarter of 2000, the technology, energy, healthcare and producer durables sectors were the largest contributors to the stellar returns of the Portfolio and its benchmark index. The consumer discretionary and consumer staples sectors however, both posted negative returns for the quarter and were therefore a drag on the Russell 2000 Index.

   During the second quarter of 2000, the utilities, technology and integrated oils sectors were the largest contributors to the negative returns of the Portfolio and Index. Fortunately, their negative returns were boosted by the strong returns of the healthcare, energy and consumer staples sectors.

   Energy and healthcare were the dominant sectors during the first half of the year, returning over 58%* and 39%*, respectively. Consumer discretionary and integrated oils sectors were the biggest drag on the Russell 2000 Index's return posting -16%* and -12%*, respectively.

   As the Portfolio seeks to replicate the Russell 2000 Index, Mercury neither evaluates short-term fluctuations in the Portfolio's performance nor manages according to a given outlook for the equity markets, or for economic conditions and how they affect the financial markets.

Q: What is your outlook for the second half of 2000?

A: Mercury believes that the current Federal Reserve tightening cycle is over providing that the economy's slowdown as seen in the spring of 2000 persists for the rest of the year. After growing at a 5.5% rate in the first quarter, GDP probably rose at a 3.5% rate in the second quarter. We expect growth to remain around that pace into next year, which is well within the Federal Reserve's estimate of a 4% non-inflationary growth potential.

   In leaving monetary policy unchanged in June, the Federal Reserve acknowledged that growth had slowed, but expressed uncertainty as to whether that slowing would be sustained. Because of that uncertainty, the Federal Reserve felt that risks were still weighted toward inflation and before they will signal an all-clear, there needs to be further evidence of moderation. Two full sets of economic data will be released between now and the August FOMC meeting. For the Federal Reserve only three reports are truly crucial: employment, retail sales, and the CPI. The labor market can't tighten further, consumer spending needs to remain on a more moderate path, and core inflation must remain contained. We expect those conditions will be realized.

   For the economy to remain on an acceptable path for the Federal Reserve, consumer spending must remain contained. Spending slowed sharply in the second quarter,

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

probably rising at a 3% rate, which would be the slowest pace in nearly three years (excluding the quarter of the General Motors strike).

   Until last summer, wage income was growing much faster than consumer spending, which is why spending was so strong. But since then spending has outgrown income, that presumably reflected a now-vanished wealth effect. Looking ahead, we expect spending to be constrained by income. Therefore, we believe consumer spending will grow at a 2% to 3.5% pace during the second half of the year, consistent with an outlook of 3.5% GDP growth.

REIT Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the REIT Portfolio returned 16.46%** compared to a 13.19%* return for the North American Real Estate Investment Trust (NAREIT) Equity Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: By all measures, the second quarter of 2000 was a spectacular quarter for the REIT market. The sector posted a quarterly return in excess of 10%, dramatically beating all of the major equity indexes. It is interesting to note that REITs demonstrated strength relative to the NASDAQ Composite Index and the S&P 500 Index, which declined 13.27%* and 2.66%*, respectively, but also outperformed the Russell 2000 Index, which declined 3.78%* and the Russell Value Index, which declined 4.69%*. Recently REITs had traded in line with the Russell indexes. The only comparable performance was provided by utility stocks, representing another sector with defensive characteristics, which gained 9.5% in the quarter. April was a particularly favorable month as REITs rallied almost 7%, while the difficulties for the ''new economy'' stocks continued. The market had a modestly favorable May and then another strong month in June. On a year-to-date basis, the sector has gained more than 13%.

   Morgan Stanley's investment perspective is that over the medium and long-term the largest determinant of the value for real estate stocks will be underlying real estate fundamentals. We measure the sector based on the price to net asset value per share ratio (P/NAV). Given the large and active private real estate market, we believe that there are limits as to the level of premium or discount at which the sector should trade relative to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling. Analysts are currently debating whether pricing in the sector has fully recovered as a result of the recent outperformance of the sector. From our P/NAV perspective, prices are up by almost 15% on a year-to-date basis; however, as suggested above, the extension of the growth phase for the real estate market has allowed for NAV growth of approximately 5%. The result is that by quarter-end REITs continue to trade at almost a 10% discount to the underlying value of their assets. The discussion of the physical real estate markets that follows indicates that, with the Federal Reserve keenly focused on slowing the economy, the markets are headed for equilibrium. However, our outlook is that there is only modest downside risk from the potential for oversupply.

   The second quarter appears to have been the first quarter in more than two years that the sector experienced the benefits of the return of non-dedicated institutional investors. Their selling pressure, that plagued the sector for much of the last two years, appeared to have abated in the first quarter. We believe that these investors were attracted by the defensive nature of the asset class in a turbulent equity market. In addition, we think that REITs have benefited from positive earnings revisions, reversing the trend of downward revisions from the previous eighteen months. Until the broader equity markets show a favorable direction, there may be new converts as a result of the diversification and defensive qualities provided by REITs. To a lesser degree, Morgan Stanley also witnessed a return to the sector by retail investors. It is interesting to note that another defensive sector, utilities, experienced a similar recovery in funds flow and equity mutual funds had a reduction in funds flow from the first to second quarters of 2000.

   We have been monitoring the property markets for the inevitable shift from the latter stages of the recovery phase into equilibrium, while maintaining a watchful eye toward the real estate equivalent of a ''hard-landing'' characterized by oversupply. Through the first half of this year, we have not yet reached equilibrium in many markets, which would be characterized by flat occupancy levels and inflationary rental growth. In fact, we continue to witness increasing occupancy rates and strong rental growth in many real estate markets. Clearly, the strong economy has continued to extend the favorable supply-demand balance. Generally, the

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

supply pipelines are peaking or have already peaked, which, when combined with strong demand, has allowed the real estate recovery to lengthen, but as indicated below, the outlook appears to support a movement toward equilibrium.

   Our review of the performance for the sector on a year-to-date basis indicates that the lodging stocks have been the best performers as the strong economy has provided strong demand, and the stocks ended the year at depressed pricing levels. The next best sector has been office and industrial, which have also benefited from better than anticipated absorption of space and rental rate spikes in the stronger markets. The apartment sector has modestly outperformed on a year-to-date basis, as its defensive characteristics remain attractive; however, it had already enjoyed some of that benefit in its pricing from last year. The manufactured home sub-sector of residential has underperformed, potentially because none of the stocks are larger in size and thus less likely to attract non-dedicated investors. In addition, given the more predictable nature of rental increases in this business, the stocks have been unable to post upwards earnings revisions. Similarly, the retail sector has underperformed, although the regional mall sub-sector has performed closer to market levels as a result of improved sentiment over competition from e-commerce. Finally, the self-storage sector has been the worst performer. This is a small sector and can be attributed to negative events at individual companies as opposed to particular concerns over the supply-demand balance in the sector.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: In general, the Portfolio benefited primarily from bottom-up stock selection but also top-down sector allocation, which was modestly positive. The Portfolio was helped by an overweight in the office sector with a concentration in sectors with technology-led demand or central business district exposure, or often both. In terms of stock selection, the hotels sector was the best performer, as the Portfolio experienced solid returns from Starwood Hotels & Resorts Worldwide. Other sectors fairing well from stock selection included multifamily and office, where companies located in the high-barrier-to-entry markets of the Northeast and Pacific performed well, such as AvalonBay Apartment Communities Inc., Arden Realty Inc., Boston Properties Inc. and Brookfield Properties Corp. Companies in the regional malls sector underperformed as investors became concerned with falling consumer confidence and new supply issues.

Q: What is your outlook for the second half of 2000?

A: Fundamental real estate trends remain strong and, at current valuation levels, REITs truly represent a defensive asset class. REITs are now trading at a discount to the underlying NAV of their assets. As a result, there continues to be an attractive pricing disparity between valuations in the public versus the private real estate markets. This disparity in pricing, combined with the current strength in the direct real estate markets and the equity market's newly found interest in defensive stocks, cause us to believe that the sector remains attractive.

   Morgan Stanley continues to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the Portfolio remain similar to last quarter. We increased the Portfolio's overweighting in the companies focused on central business district office assets as the recent increases in rent have caused a favorable increase in the gap between existing leases and current market rents. Despite their weak performance, we have maintained our conviction to overweight the manufactured home sector. We are attracted by the predictable growth in NAV per share, the limited degree of new supply, and the modest levels of capital expenditure required.

   The outlook for the REIT market continues to be favorable. We focus on two key factors: the health of the physical property markets and the public market pricing for the securities. The private real estate markets have remained strong, based on the strong U.S. economy and a rational level of new supply. We are encouraged that the development pipelines either peaked in 1999 or are in the process of peaking in 2000 for the vast majority of property types. Clearly, the better than expected strength of the economy has provided the demand for these large pipelines. However, given the declining levels of construction, the U.S. real estate market is better prepared for the eventual slowdown in the economy. The final critical factor is the relative attractiveness of real estate versus other asset classes. Given the current volatility in the equity markets, it appears that REITs may be well poised to continue to receive a high level of attention from traditional equity investors.

International Value Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the International Value Portfolio returned -2.54%**, compared to a -3.95%* return for the MSCI EAFE Index.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The first half of the year proved to be a difficult environment for international investors as market volatility and inflation concerns hampered equity returns. The new millennium began with a continuation of the theme seen at the end of 1999. First quarter returns were dominated by high-flying technology and telecommunication stocks, which soared to unprecedented levels and valuations. The tide turned during the middle of March as investors took profits on fears of an overheating U.S. economy and the consequent interest rate hikes cooled investor enthusiasm for technology, media and telecommunications companies, which sent these sectors into a nosedive. This theme continued throughout the whole of the second quarter. The beneficiaries of this changing tide were the recently overlooked defensive sectors. International markets reacted to the volatility evident in the U.S. market, and the sharp NASDAQ declines in April heightened investor skittishness regarding U.S. interest rates. However, towards the end of June, most markets rebounded as economic numbers pointed to a ''soft landing'' for the U.S. economy, allaying investor fears of sharply tighter U.S. interest rates.

   Europe was the relative outperformer of all EAFE regions in the first six months of the year, falling 3.1% in U.S. dollar terms, but managing to rise 1.6% in local currency. The U.S. dollar return was negative due primarily to the depreciation of the euro throughout most of the period. The currency reached its high for the year in early January at 1.04 and proceeded to depreciate almost 15%, hitting a low of 0.89 before managing to climb to 0.95 by the end of June. The volatility of the European markets in the first half of 2000 was influenced in part by turbulence in the U.S. technology sector. The first two months of the year saw markets reaching unprecedented levels driven by investor mania over telecommunication and technology stocks. A major rotation in market leadership began by the end of the first quarter as the ''new economy'' TMTs started to suffer exhaustion from their unstoppable rise. ''Old economy'' sectors like industrial cyclicals, consumer staples and utilities benefited from concerns about the potential twin impact of rising interest rates and negative earnings revisions on parts of the ''new economy''. During the second quarter, formerly beaten-up defensives, consumer staples and healthcare, rebounded to post gains year-to-date of 2.6%* and 9.4%*, respectively. European merger activity continued during the first half of the year with 40% of all global deals completed attributed to European firms. The combination of relatively low interest rates, low cost of capital, and a growing acceptance of takeover tactics, which focus on core businesses as a way to build shareholder value and deliver stronger earnings, continue to gain acceptance in Europe. European CEOs increasingly consider Europe to be a single economic market and recognize the need to be bigger to effectively compete in this setting. Particular deals to take note of include Unilever's purchase of U.S. food giant Bestfoods and France Telecom's acquisition of Orange PLC.

   The combination of currency weakness and an uncertain economic environment made for a difficult investment environment in Japan during the first half of the year. The MSCI Japan Index posted returns of -5.4%* in U.S. dollars (- 2.2%* local currency) for the six month period. The first quarter saw investor confidence wane somewhat in response to the release of fourth quarter 1999 contractionary GDP numbers, which put Japan back into a technical recession. The contraction was blamed primarily on the fall in spending in reaction to year 2000 concerns, as well as the dwindling impact of the government's stimulus package from last year. The second quarter, however, saw encouraging evidence of a meaningful economic recovery beginning to emerge. GDP growth for the first quarter showed Japan's economy growing at a 10% annualized rate, and the June Tankan survey of business confidence confirmed a strong positive trend for the Large Manufacturing Diffusion (LMD) Index which was at its highest level during the last three years. Semiconductor capital spending (CAPEX) of the large manufacturers in the LMD Index was announced to have increased by over 11.3% in 2000, centering on information technology (IT) investments. This is a result of a 10 trillion yen free cash flow generated by Japanese corporations which are now bearing the fruits of restructuring. Signs of more robust consumption were also evident by June as automobile sales jumped 8.5% year over year. Despite this infusion of positive news, the stock market was generally weak during the second quarter, and at one point fell to levels last seen in June 1999. Fears of higher U.S. interest rates and the potential slowdown of exports to the U.S., coupled with volatility and sharp declines of the NASDAQ caused the virtual collapse of leading ''new economy'' Japanese stocks such as Softbank Corp., NTT DoCoMo Inc., and Hikari Tsushin Inc., which were the bell-cows of 1999's Japanese equity market. Foreign investors, particularly momentum players and sector funds, became large net sellers. The ill-timed change in 30 constituents of the

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Nikkei 225 Index at the peak of NASDAQ market volatility further confused many potential buyers, particularly Japanese individual investors.

   The countries of Asia excluding Japan were the laggards of international developed markets, falling 9.3% in U.S. dollar terms (-5.1% in local currency). Despite generally positive economic conditions, these markets fell due to their sensitivity to interest rates as the U.S. Federal Reserve hiked rates 100 basis points over the course of six months. The financial sector, which represents nearly half of the Pacific ex-Japan Index, fell 9.7%* from the start of the year and dominated Asian markets' returns. Indeed, the economies of the region remained strong in the face of market volatility. Singapore reported strong May exports data thanks to an increase in regional trade, which saw sales to Asia including Japan growing 32.6%. Overall export growth of 27.8% outpaced import growth of 24.5%, resulting in a higher-than-expected trade surplus. Manufacturing growth continued to increase, buoyed by strong demand for semiconductors, while retail sales increased in both Hong Kong and Singapore.

   The Portfolio began the year overweight versus the MSCI EAFE Index in Japan and Asia ex-Japan, and underweight relative to the benchmark index in Europe. During the first half of the year Morgan Stanley reduced exposure to Asia ex-Japan in the face of a difficult period for those markets, and completely eliminated exposure to Korea and Taiwan. We maintained the overweight versus the MSCI EAFE Index to Japan and decreased the magnitude of the underweight to Europe to finish the period. Reducing exposure to Asia while simultaneously increasing the Portfolio's weighting versus the benchmark index in Europe added to performance on the margin, but on balance our regional allocation strategies detracted from Portfolio performance as Europe outperformed all other EAFE regions.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: As defensive stocks saw a return to favor in Europe during the latter half of the period, the Portfolio was well positioned to reap the benefits of this turnaround. Consumer staples companies were the strongest performing sector in the European market. The Portfolio benefited both from its significant overweight versus the MSCI EAFE Index, and stock selection within consumer staples, with food, beverage and household products giants such as Nestle SA Bearer, Reckitt Benckiser PLC, and DANONE Group being top contributors to performance. The Portfolio's overweight versus its benchmark index in healthcare was further enhanced by strong stock selection, as Aventis SA recently surpassed Merck & Co. as the largest pharmaceutical company in the world. Fresenius AG, the world's top dialysis products and services provider, was also a top contributor.

   Stock selection in the energy sector was positive as companies benefited from the surge in oil prices. After riding the wave of rising oil prices, we reduced the Portfolio's exposure to the energy sector in Europe but continued to maintain an overweight position versus its benchmark index in French oil major Total Fina SA, given the extensive restructuring opportunities that remain and the stock's modest valuation relative to the U.S. majors. We trimmed positions in Royal Dutch Petroleum, BG, and BP Amoco. Finally, we switched the Portfolio's holding in Repsol YPF, S.A. into ENI Spa. Although the Portfolio's underweight versus the MSCI EAFE Index to telecommunications and technology hurt returns in the first quarter, the Portfolio benefited from this strategy as these sectors corrected during the latter half of the period. However, this was not enough to outweigh the results of the first quarter as the single largest detractor from Portfolio performance was the European underweight to IT over the six month period.

   In Japan, stock selection in IT was the single largest contributor to performance. NEC reached a new high due to strong computer memory business and its management strategy. We will maintain current holdings in select world class technology companies, economically sensitive stocks, and deep value cyclical stocks as we believe these will be the main beneficiaries to improving business conditions in Japan. Morgan Stanley's strategy in Asia ex-Japan was not as successful as in other regions due to its extreme sensitivity to U.S. interest rates; consequently, the Portfolio's overweight versus the MSCI EAFE Index and stock selection within the banking sector was a drag on returns.

Q: What is your outlook for the second half of 2000?

A: The global economy remains vigorous and growth has begun to shift from the U.S. to international markets. Revised earnings estimates point to a positive operating environment in Europe and we expect to selectively add exposure to this region. A slower U.S. economy implies a weaker dollar relative to the euro, which should benefit the region in general, and European equities in particular. European fundamentals look quite solid, with the main risk to European equities appearing to be the potential for a slowdown in the U.S. economy. The European Monetary

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Union domestic demand has been revised upwards to 0.9% for both fourth quarter 1999 and first quarter 2000 (from 0.6% and 0.7%, respectively). There are signs that the recent laggards in core Europe may soon start catching up to their peers; Germany saw stronger-than-expected retail sales growth in May with retail sales jumping an impressive 10.3% compared to a year earlier. Broad retail sales, including car sales, now stand 2.1% higher than their first quarter average. This bodes well for a rebound in consumer spending in the second quarter of this year, after a surprising 0.6% quarterly decline in the first quarter.

   Since March, the sheer pace of earnings forecast upgrades has been a support for equities in the face of rising European and U.S. short interest rates, and the bursting of the speculative TMT bubble. Although we are optimistic about the general environment, we remain cautious as there is the possibility of a slowdown toward the end of the summer and into the fall. A topping out of earnings upgrades remains a possibility after experiencing the strength seen recently. In such an environment, software, technology, hardware and luxury goods would most likely be the most sensitive on the downside, while food, beverages and other consumer staples would be defensive. The Portfolio would therefore be well positioned if such a scenario were to develop.

   Japan seems to be on the verge of a self-sustaining economic recovery. The key assumption to our outlook is that the U.S. will have a ''soft landing'' and that Japan's economic recovery will become self sustaining during the second half of 2000. Japan's government leaders are expected to use the July summit in Okinawa as a means of show-casing concrete plans for a self sustaining recovery and will pledge to continue Prime Minister Obuchi's plan for a domestic led recovery. Many Japanese companies are beginning to generate free cash flow and IT spending as a percent of CAPEX is expected to grow significantly during the next year. In response to this trend, the Japanese government has created a new ''Minister of Information Technology'' position within the ruling cabinet. Global demand for Japan's digital products is also expected to contribute to corporate earnings where companies have become highly geared to top line growth. We expect earnings surprises because of this gearing in earnings. Finally, we believe a modest rise in interest rates (which the Bank of Japan has hinted at for several months) will actually have a positive effect by spurring consumption and accelerating restructuring. We plan to maintain the current Portfolio holdings in select world class technology companies, economic sensitive stocks and deep value cyclicals.

   Morgan Stanley's outlook for Asia ex-Japan remains somewhat tentative due to the regions' interest rate sensitivity. Assuming that the U.S. experiences a ''soft-landing'', which appears increasingly likely, and rate increases abate, the region should experience solid performance. Specifically, as we near the end of the tightening phase, we could see markets trend higher as domestic fundamentals come to the fore front. Hong Kong looks poised to benefit in the near-term from the likely boost to banking and property stocks, with increasing Chinese monetary reflation (which correlates well with the Hang Seng Index) working as an additional catalyst. Recent data show increases in retail sales and export growth in Singapore and Hong Kong, and we expect this trend to continue. In Australia, the demand for equities remains robust, while little supply is coming through the pipeline, which should work to push the market higher.

Government Securities Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Government Securities Portfolio returned 4.28%**, compared to a 4.96%* return for the Lehman Brothers Government Bond Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The yield curve inverted dramatically in 2000 with 30-year yields falling from 6.48% to 5.90%, while three-month yields moved in the opposite direction, rising from 5.33% to 5.86%. The U.S. fiscal surplus prompted the Treasury to reduce issuance while increasing the buyback of longer-dated Treasuries. The Treasury's actions, in combination with investor demand for long maturity Treasury securities, drove longer yields lower. Short-term rates rose as the Federal Reserve was vigilant in fighting inflation. The Federal Reserve raised the federal funds target rate from 5.50% to 6.50%, the highest rate in nine years. However, the Federal Reserve left rates unchanged in late June amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices.

   The Lehman Brothers Aggregate Bond Index returned 3.98%* in 2000, rebounding from last year's dismal bond

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

market. Both the Lehman Brothers Government/Corporate Bond Index and their Government Bond Index outperformed their Aggregate Bond Index year-to-date with returns of 4.16%* and 4.96%*, respectively. Treasuries have been the best performing sector, benefiting from the buyback and reduced issuance. Mortgages returned 3.67%, benefiting from light new issuance and attractive yield premiums. Corporates significantly lagged other sectors as concerns over increased leverage have caused spreads to widen.

Q: Discuss some of the types of securities/sectors which performed well and those which reported disappointing results.

A: The Portfolio underperformed the Lehman Brothers Government Bond Index, its benchmark index, by 33 basis points. The Portfolio's below-index duration was a slight negative as interest rates fell. Exposure to both corporates and mortgages detracted from returns, while Treasuries had a positive effect on returns.

Q: What is your outlook for the second half of 2000?

A: PIMCO's long-term outlook for bonds is positive based on expectations of a slowing U.S. economy, leading to maximum U.S. and global growth of three percent over the next several years. This deceleration will gradually lower interest rates on high quality bonds by capping inflation near three percent in the U.S. and closer to two percent in Europe.

   While the Federal Reserve's tightening cycle is almost over, monetary policy will remain restrictive until a slowdown is confirmed. Federal Reserve tightening will continue until growth slows to a pace that is sustainable without fueling inflation. Given the direction of Federal Reserve policy and higher levels of risk for non-sovereign debt, protecting principal will be the key to earning superior relative returns. Treasuries, ''full faith and credit'' mortgages such as GNMA's, and higher quality corporates are prudent alternatives for pursuing this strategy.

   PIMCO will target duration near the benchmark and curve structure will be dependent upon the type of security. Exposure to the long end of the yield curve continues to be through Treasuries. We expect corporate, high yield and emerging markets exposure to be in shorter maturities because of the uncertainty of long run cash flows. We will look for longer maturity corporates of the highest quality and will purchase mortgages across the yield curve. We plan to focus on mortgages over Treasuries to take advantage of the substantial yield premium and on high coupon mortgages because we believe that the risk of prepayment is relatively low.

Managed Bond Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Managed Bond Portfolio returned 4.46%**, compared to a 4.16%* return for the Lehman Brothers
Government/Corporate Bond Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The yield curve inverted dramatically in 2000 with 30-year yields falling from 6.48% to 5.90%, while three-month yields moved in the opposite direction, rising from 5.33% to 5.86%. The U.S. fiscal surplus prompted the Treasury to reduce issuance while increasing the buyback of longer-dated Treasuries. The Treasury's actions, in combination with investor demand for long maturity Treasury securities, drove longer yields lower. Short-term rates rose as the Federal Reserve was vigilant in fighting inflation. The Federal Reserve raised the federal funds target rate from 5.50% to 6.50%, the highest rate in nine years. However, the Federal Reserve left rates unchanged in late June amid signs that higher rates were starting to have the desired effect. Economic reports in April and May showed the first back-to-back declines in retail sales in two years, falling employment, reduced new home construction and little change in consumer prices.

   The Lehman Brothers Aggregate Bond Index returned 3.98%* in 2000, rebounding from last year's dismal bond market. Both the Lehman Brothers Government/ Corporate Bond Index and their Government Bond Index outperformed their Aggregate Bond Index year-to-date with returns of 4.16%* and 4.96%*, respectively. Treasuries have been the best performing sector, benefiting from the buyback and reduced issuance. Mortgages returned 3.67%, benefiting from light new issuance and attractive yield premiums. Corporates significantly lagged other sectors as concerns over increased leverage have caused spreads to widen.

   High yield bonds have been hurt by increased defaults with the Lehman BB Intermediate Bond Index returning just 1.04%*. Despite increased volatility, emerging markets performed well, returning 8.10%* as measured

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

by the JP Morgan Emerging Bond Index Plus. Global bonds lagged Treasuries with the JP Global Bond Index Government Bond Index returning 4.48%* for the year.

Q: Discuss some of the types of securities/sectors which performed well and those which reported disappointing results.

A: The Portfolio outperformed the Lehman Brothers Government/Corporate Bond Index, its benchmark index, by 66 basis points. The Portfolio's below-index duration was a slight negative as interest rates fell. An underweight to the corporate sector was a strong positive as corporates lagged both Treasuries and mortgages. Exposure to emerging markets also added to returns.

Q: What is your outlook for the second half of 2000?

A: PIMCO's long-term outlook for bonds is positive based on expectations of a slowing U.S. economy, leading to maximum U.S. and global growth of three percent over the next several years. This deceleration will gradually lower interest rates on high quality bonds by capping inflation near three percent in the U.S. and closer to two percent in Europe.

   While the Federal Reserve's tightening cycle is almost over, monetary policy will remain restrictive until a slowdown is confirmed. Federal Reserve tightening will continue until growth slows to a pace that is sustainable without fueling inflation. Given the direction of Federal Reserve policy and higher levels of risk for non-sovereign debt, protecting principal will be the key to earning superior relative returns. Treasuries, ''full faith and credit'' mortgages such as GNMA's and higher quality corporates are prudent alternatives for pursuing this strategy.

   PIMCO will target duration near the benchmark and curve structure will be dependent upon the type of security. Exposure to the long end of the yield curve continues to be through Treasuries. We expect corporate, high yield and emerging markets exposure to be in shorter maturities because of the uncertainty of long run cash flows. We will look for longer maturity corporates of the highest quality and will purchase mortgages across the yield curve. We plan to focus on mortgages over Treasuries to take advantage of the substantial yield premium and plan to focus on high coupon mortgages because we believe that the risk of prepayment is relatively low.

   The Portfolio will continue to maintain a limited allocation to high yield bonds due to concerns about historically high default rates, the flow of assets out of this sector, and increasing levels of corporate leverage. We continue to allocate a modest percentage of the Portfolio's assets to emerging markets, but plan to focus on the higher quality countries such as Mexico and Korea.

Money Market Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the Money Market Portfolio returned 2.89%**, compared to a 2.93%* return for the Merrill Lynch 90-day T-Bill Index. The yield, measured during the seven-day period ending June 30, 2000 was 5.97%**.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: Throughout the first half of 2000, the FOMC continued its tightening stance. Three rounds of rate increases raised the federal funds target rate from 5.50% at the start of the year to 6.50% by the end of June. This tightening action moved short-term yields upward. During the first half of the year, 30, 60 and 90-day commercial paper rates increased approximately 100 basis points. However, the yield curve remained very flat, with the spread between the 30-day and 90-day commercial paper rates averaging around 5 basis points. While the rate increases improved absolute yields, they also led to greater market volatility. This effectively increased fund share movement, which resulted in a larger portion of funds invested in shorter, lower yielding commercial paper.

   To take advantage of a rising rate environment, we increased the Portfolio's holdings of floating rate securities. Market demand for these instruments relative to London Inter-Bank Offer Rate (LIBOR) continued to be very strong, thus resulting in a tightening of spreads and good performance. However, commercial paper spreads versus U.S. Treasury bills widened. Consequently, the Portfolio's holdings of U.S. Treasury bill based floating debt exhibited only fair performance.

   Later in the second quarter we saw an increase in the issuance of asset-backed securities. Taking advantage of this yield enhancing opportunity, we increased the Portfolio's holdings from 3% to 11%. We also continued our program of investing in highly rated corporate bonds, keeping the Portfolio's allocation near 16%. These strategies lengthened the Portfolio's average maturity from 45 days to 66 days at the end of the period.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q: Discuss some of the types of securities/sectors which performed well and those which reported disappointing results.

A: Generally, top tier names such as General Motors Acceptance Corp., Ford Motor Credit, and General Electric Capital Corp. exhibited little pricing value. However, value could be found in other top tier names. This was especially true in the energy sector where enhanced yields could be found in issuers such as Alliant Energy Corp., Ameren Corp., Wisconsin Energy Corp., and Allegheny Energy. Other relative value plays included Monsanto Co., Snap On Inc., and Nike Incorporated.

   As is usually the case, issuers experiencing downgrades or placement on ratings watch lists traded much cheaper relative to the above issuers. We generally avoided these securities and thus did not add these names, despite additional yield opportunities. We do, however, consider companies who may have experienced negative press (i.e. reported negative earnings, merger rumors), which tend to trade at cheaper levels.

Q: What is your outlook for the second half of 2000?

A: There has been recent evidence that the economy is slowing. This may alleviate FOMC concerns and lead to a more stable interest rate environment. Nevertheless, Pacific Life will continue to monitor economic releases to determine if additional interest rate increases are likely. Given the flatness of the current yield curve, we will keep the average maturity of the Portfolio close to the industry average. We still believe that value exists in the floating rate market and with corporate bond investments. The Portfolio will also look to opportunistically capitalize on asset-backed issuance.

High Yield Bond Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six months ended June 30, 2000, the High Yield Bond Portfolio returned -1.15%**, compared to -0.84%* Return for the CS First Boston Global High Yield Bond Index (CS First Boston Index).

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: The Portfolio's lower weighting in emerging markets versus the CS First Boston Index during the first half of 2000 negatively affected performance. Year-to-date the emerging market component of the CS First Boston Index returned 5.65%*. Pacific Life has gradually been increasing the Portfolio's exposure to emerging markets. Additionally, the Portfolio was underweighted versus its benchmark index in bonds not rated by a primary rating agency and in deferred pay bonds, both of which outperformed the market.

   Positive factors affecting performance of the Portfolio were the Portfolio's underweight position versus its benchmark index in the lower tier segment of the market, and the Portfolio's overweight position in the mobile communications sector, which was one of the top performing sectors for the first half of 2000.

Q: Discuss some of the types of securities/sectors, which performed well and those which reported disappointing results.

A: Higher oil & natural gas prices contributed to strong performance in the energy sector where the Portfolio was slightly overweighted compared to the CS First Boston Index. Other top performing sectors included technology and mobile communications. Several companies in the telecommunications sector benefited from merger and acquisition activity. For example, Splitrock, a non-rated Internet service provider was acquired by McLeodUSAInc, another Portfolio holding, which caused the bonds to trade up significantly. Also, NTT DoCoMo Inc., a subsidiary of AA rated Nippon Telephone and Telegraph has offered to purchase Verio Inc. As a result, Verio's stocks and bonds have increased in value. Underperforming industries included entertainment, metals and retail.

Q: What is your outlook for the second half of 2000?

A: Spreads in the high yield market have risen 155 basis points since December 31, 1999. The higher spreads currently offer investors an attractive opportunity. However, we remain cautious and will continue to overweight the upper tier segment of the market versus the CS First Boston Index due to our concerns about high defaults and the possibility of more interest rate hikes.

Large-Cap Value Portfolio

Q: How did the Portfolio perform over the first half of 2000?

A: For the six-months ended June 30, 2000, the Large-Cap Value Portfolio returned 9.13%**, compared to a -0.42%* return for the S&P 500 Index.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the first half of the year?

A: In the first half of this year, the equity markets experienced increased volatility. Technology stocks continued to drive the market through early March. The momentum behind technology stocks came at the expense of most other sectors of the market, including consumer staples, financials and pharmaceuticals. During this period, Salomon added securities in these out-of-favor sectors to the Portfolio. In mid-March, investors took profits in technology stocks and rotated into undervalued sectors. Specifically, defensive sectors such as consumer staples, healthcare and energy all performed well as investors continued to worry about the Federal Reserve's reaction to inflationary pressures. The Portfolio benefited from the increase in market breadth.

   For the six-month period, the significant decline in a number of large-capitalization stocks held back the performance of the S&P 500 Index. Microsoft, which represented 4.9% of the S&P 500 Index at year-end, declined 31.5%, which alone penalized the S&P 500 by 1.5%. Other notable decliners included Lucent, America Online, AT&T, Home Depot, Procter & Gamble and Qualcomm, all of which fell more than 20%. Including Microsoft, these eight stocks accounted for about 13% of the S&P 500 Index at year-end. Given the Portfolio's value strategy, we did not own any of these securities, which certainly contributed to our relative performance versus the S&P 500 Index.

Q: Discuss some of the companies/sectors which performed well and companies/sectors which reported disappointing results.

A: During the first quarter, we continued to trim most of the Portfolio's technology holdings due to valuation concerns. We redeployed those proceeds into other sectors of the market that offered much more attractive valuations. In particular, we added consumer staples, financials and pharmaceuticals, all of which rebounded as investors rotated out of technology. Since the correction in technology in mid-March, we have been adding selected technology stocks. We plan to continue increasing the Portfolio's weighting in technology as we see opportunities to do so.

   The Portfolio's overweighted position versus it benchmark index in consumer staples contributed to outperformance during the period. In particular, Nabisco Group Holdings Corp., Pepsi Bottling Group Inc., Safeway Inc. and Kimberly-Clark Corp. all were strong performers. Nabisco Group Holdings was the Portfolio's top contributor during the period as a result of the planned sale of the company. In other sectors, leading contributors included News Corporation Ltd., Intel Corp., Lilly (Eli) & Co. and Coastal Corp., among others.

   Stocks that negatively affected the Portfolio's performance included International Paper Co., Compuware Corp., Tyson Foods Inc., Federated Department Stores and UnumProvident Corp. With the exception of International Paper, the issues relating to these stocks were more company-specific than sector-specific. The Portfolio no longer owns Compuware and UnumProvident. We continue to like International Paper and added to the position to the Portfolio at the end of the quarter. International Paper and other basic material stocks suffered during the period due to concerns about higher raw material costs and a slowing economy. Tyson Foods and Federated are attractive from a longer-term perspective, but we think near-term issues will likely continue to hamper the stock prices. Tyson is suffering from excess poultry supplies which are depressing prices. Federated's core business remains intact, but the company is experiencing credit difficulties with its recently acquired Fingerhut division.

   The Portfolio remains overweight versus the S&P 500 Index in consumer staples, communications, energy and financials. As a result of the merger between Bell Atlantic and GTE, the Portfolio's top position is now Verizon Communications, the newly combined entity.

Q: What is your outlook for the second half of 2000?

A: Recent economic data points suggest that the economy may be slowing, however, inflationary concerns may keep the Federal Reserve on guard. We expect recent stock market volatility to persist. Uncertainty over economic growth and prospective Federal Reserve actions will continue to result in market swings. Fortunately, market breadth remains favorable. We believe that the Portfolio continues to be well positioned for this type of market in which individual stock selection plays a more important role than sector momentum.
                                  ----------

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (Unaudited)
(In thousands, except per share amounts)

                          Aggressive Emerging   Diversified   Small-Cap   International Bond and
                            Equity    Markets    Research      Equity       Large-Cap    Income      Equity
                          Portfolio  Portfolio   Portfolio  Portfolio (1)   Portfolio   Portfolio  Portfolio
                           -----------------------------------------------------------------------------------
ASSETS
Investments, at cost....   $464,154  $228,607     $72,217     $618,191      $257,897    $203,540     $998,949
                           -----------------------------------------------------------------------------------
Investments, at value...   $473,432  $229,065     $74,686     $681,457      $257,792    $197,116   $1,254,411
Cash....................                2,004           1            1                                  4,600
Receivables:
 Dividends and interest.        335       351          27          190           621       2,449          616
 Fund shares sold.......        856     2,765         179        2,247           924         146        3,744
 Securities sold........      7,324     2,368                      643         1,189         725      170,811
 Other..................                    5                                                               2
Forward foreign currency
contracts appreciation..                                                         253
Variation margin........                                                                                  172
Other assets............          3         3
                           -----------------------------------------------------------------------------------
Total Assets............    481,950   236,561      74,893      684,538       260,779     200,436    1,434,356
                           -----------------------------------------------------------------------------------
LIABILITIES
Payables:
 Fund shares redeemed...                    3                       46           109          54          100
 Securities purchased...     11,321     4,155                    2,293         5,310       2,199      179,549
 Accrued advisory fees..        314       204          53          343           216          97          648
 Accrued custodian and
 portfolio accounting
 fees...................         43        89          15           51            79          19           76
 Accrued other..........         18        26          16           22           194          11           40
Forward foreign currency
contracts depreciation..                    1                                    145
Variation margin........                                                                      70
                           -----------------------------------------------------------------------------------
Total Liabilities.......     11,696     4,478          84        2,755         6,053       2,450      180,413
                           -----------------------------------------------------------------------------------
NET ASSETS..............   $470,254  $232,083     $74,809     $681,783      $254,726    $197,986   $1,253,943
                           -----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital.........   $438,839  $223,424     $72,036     $559,008      $254,944    $216,776     $962,500
Accumulated
undistributed net
investment income
(loss)..................     (1,027)     (482)         76          709           311          94         (138)
Accumulated
undistributed net
realized gain (loss)....     23,164     8,698         228       58,800          (367)    (13,427)      36,330
Net unrealized
appreciation
(depreciation) on
investments and
assets and liabilities
in foreign currencies...      9,278       443       2,469       63,266          (162)     (5,457)     255,251
                           -----------------------------------------------------------------------------------
NET ASSETS..............   $470,254  $232,083     $74,809     $681,783      $254,726    $197,986   $1,253,943
                           -----------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........     36,689    24,158       6,726       23,566        27,173      17,537       35,985
                           -----------------------------------------------------------------------------------
Net Asset Value Per
Share...................    $12.817    $9.607     $11.123      $28.931        $9.374     $11.289      $34.846
                           -----------------------------------------------------------------------------------

(1) Formerly named Growth Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
JUNE 30, 2000 (Unaudited)
(In thousands, except per share amounts)

                            I-Net                                             Mid-Cap               Small-Cap
                          Tollkeeper Multi-Strategy Equity Income Growth LT    Value   Equity Index   Index
                          Portfolio    Portfolio      Portfolio   Portfolio  Portfolio  Portfolio   Portfolio
                           ----------------------------------------------------------------------------------
ASSETS
Investments, at cost....   $81,059      $853,769     $1,805,091   $3,421,185 $185,445   $1,915,848  $177,294
                           ----------------------------------------------------------------------------------
Investments, at value...   $84,709      $878,107     $1,947,221   $4,151,731 $189,748   $2,671,845  $175,875
Cash....................         1             1                           1        1            1
Receivables:
 Dividends and interest.         6         3,349          2,347          749      183        2,049       125
 Fund shares sold.......       383           364          1,753        6,434      433        1,884       176
 Securities sold........       618        11,421         13,978       22,800                21,987    52,226
 Other..................                       8
Forward foreign currency
contracts appreciation..                                               2,003
Variation margin........                       5            449                                177       113
                           ----------------------------------------------------------------------------------
Total Assets............    85,717       893,255      1,965,748    4,183,718  190,365    2,697,943   228,515
                           ----------------------------------------------------------------------------------
LIABILITIES
Payables:
 Fund shares redeemed...        14            51                           1                   226
 Securities purchased...        26       126,724          4,751        1,358    5,129       29,591    63,672
 Accrued advisory fees..        97           407          1,041        2,625      127          544        65
 Accrued custodian and
 portfolio accounting
 fees...................         6            64            122          341        4          207        17
 Accrued other..........        22            34             68          186        2          116         2
Forward foreign currency
contracts depreciation..                                                 596
                           ----------------------------------------------------------------------------------
Total Liabilities.......       165       127,280          5,982        5,107    5,262       30,684    63,756
                           ----------------------------------------------------------------------------------
NET ASSETS..............   $85,552      $765,975     $1,959,766   $4,178,611 $185,103   $2,667,259  $164,759
                           ----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital.........   $82,512      $748,995     $1,820,583   $3,010,370 $175,597   $1,910,921  $154,070
Accumulated
undistributed net
investment income
(loss)..................      (104)          146             37       21,241      232           19       459
Accumulated
undistributed net
realized gain (loss)....      (506)       (7,619)        (2,553)     415,046    4,971          616    11,641
Net unrealized
appreciation
(depreciation) on
investments and
assets and liabilities
in foreign currencies...     3,650        24,453        141,699      731,954    4,303      755,703    (1,411)
                           ----------------------------------------------------------------------------------
NET ASSETS..............   $85,552      $765,975     $1,959,766   $4,178,611 $185,103   $2,667,259  $164,759
                           ----------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........     8,395        49,073         78,617      107,100   16,641       70,966    13,815
                           ----------------------------------------------------------------------------------
Net Asset Value Per
Share...................   $10.191       $15.609        $24.928      $39.016  $11.123      $37.585   $11.926
                           ----------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
JUNE 30, 2000 (Unaudited)
(In thousands, except per share amounts)

                                    International Government                           High Yield Large-Cap
                            REIT        Value     Securities Managed Bond Money Market    Bond      Value
                          Portfolio Portfolio (1) Portfolio   Portfolio    Portfolio   Portfolio  Portfolio
                           --------------------------------------------------------------------------------
ASSETS
Investments, at cost....   $92,111   $1,507,294    $641,190   $1,768,054   $1,039,093   $482,401  $205,045
                           --------------------------------------------------------------------------------
Investments, at value...   $97,154   $1,729,144    $639,416   $1,754,615   $1,039,093   $449,283  $217,169
Cash....................                  5,665         578        1,031                       1         1
Receivables:
 Dividends and interest.       617        4,648       1,581       14,439        2,178     10,591       425
 Fund shares sold.......       104       44,188         332          556          993        748     1,674
 Securities sold........        98        6,112                    1,520                   9,745
 Other..................         1                       27           30
Forward foreign currency
contracts appreciation..                    423                       26
Variation margin........                  9,940         182          228
Other assets............                      5          11          269                     278
                           --------------------------------------------------------------------------------
Total Assets............    97,974    1,800,125     642,127    1,772,714    1,042,264    470,646   219,269
                           --------------------------------------------------------------------------------
LIABILITIES
Payables:
 Fund shares redeemed...        90            4          16          396       53,531        123        24
 Securities purchased...     4,175       23,888     185,052      505,231                  19,308     8,585
 Accrued advisory fees..        81        1,193         221          615          286        217       144
 Accrued custodian and
 portfolio accounting
 fees...................                    483          40          103           70         37        26
 Accrued other..........                    128          90          256           32         32         6
Outstanding options
written, at value ......                                141          400
                           --------------------------------------------------------------------------------
Total Liabilities.......     4,346       25,696     185,560      507,001       53,919     19,717     8,785
                           --------------------------------------------------------------------------------
NET ASSETS..............   $93,628   $1,774,429    $456,567   $1,265,713     $988,345   $450,929  $210,484
                           --------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital.........   $87,532   $1,529,333    $468,465   $1,311,042     $988,201   $516,912  $190,747
Accumulated
undistributed net
investment income.......       955          812         344        1,483          144        346       574
Accumulated
undistributed net
realized gain (loss)....        98       24,555     (12,106)     (34,781)                (33,477)    7,039
Net unrealized
appreciation
(depreciation) on
investments and
assets and liabilities
in foreign currencies...     5,043      219,729        (136)     (12,031)                (32,852)   12,124
                           --------------------------------------------------------------------------------
NET ASSETS..............   $93,628   $1,774,429    $456,567   $1,265,713     $988,345   $450,929  $210,484
                           --------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........     8,480      101,560      44,554      121,061       97,993     54,309    17,540
                           --------------------------------------------------------------------------------
Net Asset Value Per
Share...................   $11.041      $17.472     $10.248      $10.455      $10.086     $8.303   $12.000
                           --------------------------------------------------------------------------------

(1) Formerly named International Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2000 (Unaudited)
(In thousands)

                          Aggressive Emerging    Diversified    Small-Cap   International Bond and
                            Equity    Markets     Research       Equity       Large-Cap    Income    Equity
                          Portfolio  Portfolio  Portfolio (1) Portfolio (2) Portfolio (1) Portfolio Portfolio
                           ----------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld..     $1,251    $1,518        $195         $1,307         $634                 $3,037
Interest................         75       273          83          1,653          468      $7,137        737
Other...................        156        62                        319            1          18        151
                           ----------------------------------------------------------------------------------
Total Investment Income.      1,482     1,853         278          3,279        1,103       7,155      3,925
                           ----------------------------------------------------------------------------------
EXPENSES
Advisory fees...........      1,884     1,276         161          1,779          530         591      3,653
Custodian fees and
expenses................         39       259          16             61           91          16         45
Portfolio accounting
fees....................         48        31           3             56           16          25        104
Shareholder reports ....         15         7           1             18            4           6         33
Legal fees..............          5         2                          6            1           2         11
Trustees' fees and
expenses................          3         1                          3            1           1          6
Other...................         13         7          21             15           22          12         27
                           ----------------------------------------------------------------------------------
Total Expenses..........      2,007     1,583         202          1,938          665         653      3,879
Expense Reductions......         (5)       (6)                       (22)          (7)         (3)        (1)
                           ----------------------------------------------------------------------------------
Net Expenses............      2,002     1,577         202          1,916          658         650      3,878
                           ----------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS)..................       (520)      276          76          1,363          445       6,505         47
                           ----------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss)
from security
transactions............     25,338    25,328         228         58,793         (367)     (3,754)    41,520
Net realized gain (loss)
from futures contracts..                                                                      268       (664)
Net realized foreign
exchange gain (loss)....                 (670)                                   (134)          8
                           ----------------------------------------------------------------------------------
Net Realized Gain (Loss)
on Investments and
Foreign Currency
Transactions............     25,338    24,658         228         58,793         (501)     (3,478)    40,856
                           ----------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments.............    (65,884)  (45,271)      2,469        (41,665)        (105)      4,551    (37,284)
Net unrealized
appreciation
(depreciation) on
futures contracts.......                                                                    2,061     (1,633)
Net unrealized foreign
exchange loss...........                  (15)                                    (57)         (2)
                           ----------------------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions............    (65,884)  (45,286)      2,469        (41,665)        (162)      6,610    (38,917)
                           ----------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS............    (40,546)  (20,628)      2,697         17,128         (663)      3,132      1,939
                           ----------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........   ($41,066) ($20,352)     $2,773        $18,491        ($218)     $9,637     $1,986
                           ----------------------------------------------------------------------------------

(1) Operations commenced on January 3, 2000.

(2) Formerly named Growth Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2000 (Unaudited)
(In thousands)

                              I-Net                                              Mid-Cap               Small-Cap
                           Tollkeeper   Multi-Strategy Equity Income Growth LT    Value   Equity Index   Index
                          Portfolio (1)   Portfolio      Portfolio   Portfolio  Portfolio  Portfolio   Portfolio
                           -------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld..        $11         $2,782        $11,851       $4,702      $760    $13,810        $806
Interest................         70          9,897          2,480       13,011       229      2,032         408
Other...................          1            118             45          975        12        111          69
                           -------------------------------------------------------------------------------------
Total Investment Income.         82         12,797         14,376       18,688     1,001     15,953       1,283
                           -------------------------------------------------------------------------------------
EXPENSES
Advisory fees...........        159          2,431          6,042       15,463       612      3,120         384
Custodian fees and
expenses................         15             45             73          210        13        112          87
Portfolio accounting
fees....................          2             86            175          487        15        295          16
Shareholder reports ....          1             26             57          159         5         95           5
Legal fees..............                         9             19           53         2         32           2
Trustees' fees and
expenses................                         5             11           30         1         18           1
Other...................         41             19             46          129         3         78           3
                           -------------------------------------------------------------------------------------
Total Expenses..........        218          2,621          6,423       16,531       651      3,750         498
Expense Reductions......        (32)            (3)            (9)         (15)       (2)        (6)         (3)
                           -------------------------------------------------------------------------------------
Net Expenses............        186          2,618          6,414       16,516       649      3,744         495
                           -------------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS)..................       (104)        10,179          7,962        2,172       352     12,209         788
                           -------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss)
from security
transactions............       (506)         4,601         31,758      420,886     5,599      7,211      11,773
Net realized gain (loss)
from futures contracts..                     1,046          3,169                            (3,328)        365
Net realized foreign
exchange gain...........                                                28,828
                           -------------------------------------------------------------------------------------
Net Realized Gain (Loss)
on Investments and
Foreign Currency
Transactions............       (506)         5,647         34,927      449,714     5,599      3,883      12,138
                           -------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments.............      3,650         (8,313)       (61,713)    (596,214)    5,431    (23,758)    (14,829)
Net unrealized
depreciation on futures
contracts...............                      (533)        (4,427)                           (1,651)        (53)
Net unrealized foreign
exchange loss...........                                                (6,748)
                           -------------------------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions............      3,650         (8,846)       (66,140)    (602,962)    5,431    (25,409)    (14,882)
                           -------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS............      3,144         (3,199)       (31,213)    (153,248)   11,030    (21,526)     (2,744)
                           -------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........     $3,040         $6,980       ($23,251)   ($151,076)  $11,382    ($9,317)    ($1,956)
                           -------------------------------------------------------------------------------------

(1) Operations commenced on May 1, 2000.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2000 (Unaudited)
(In thousands)

                                    International Government                           High Yield Large-Cap
                            REIT        Value     Securities Managed Bond Money Market    Bond      Value
                          Portfolio Portfolio (1) Portfolio   Portfolio    Portfolio   Portfolio  Portfolio
                           --------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld..    $2,103     $13,499                      $2                     $162     $1,507
Interest................        95       5,368     $13,272      39,637      $30,354      22,416        435
Other...................         7                     401       1,410                      127         20
                           --------------------------------------------------------------------------------
Total Investment Income.     2,205      18,867      13,673      41,049       30,354      22,705      1,962
                           --------------------------------------------------------------------------------
EXPENSES
Advisory fees...........       380       7,167       1,317       3,467        1,670       1,308        837
Custodian fees and
expenses................        10         903          42         117           60          28         43
Portfolio accounting
fees....................         8         186          48          99           81          54         21
Shareholder reports ....         2          56          13          29           27          14          7
Legal fees..............         1          19           4          10            9           5          2
Trustees' fees and
expenses................                    11           2           6            5           3          1
Other...................         3          46          11          62           21          11          5
                           --------------------------------------------------------------------------------
Total Expenses..........       404       8,388       1,437       3,790        1,873       1,423        916
Expense Reductions......                    (7)        (11)        (41)          (5)         (6)        (1)
                           --------------------------------------------------------------------------------
Net Expenses............       404       8,381       1,426       3,749        1,868       1,417        915
                           --------------------------------------------------------------------------------
NET INVESTMENT INCOME...     1,801      10,486      12,247      37,300       28,486      21,288      1,047
                           --------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss)
from security
transactions............       281      31,666         589         107                  (11,403)     7,521
Net realized gain (loss)
from futures contracts..                17,927        (669)      2,206
Net realized foreign
exchange gain (loss)....                (5,095)        (66)         22                     (106)
                           --------------------------------------------------------------------------------
Net Realized Gain (Loss)
on Investments and
Foreign Currency
Transactions............       281      44,498        (146)      2,335                  (11,509)     7,521
                           --------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments.............     9,023     (52,053)      2,275       7,723                  (14,832)    10,045
Net unrealized
appreciation
(depreciation) on
futures contracts.......               (27,998)      4,341       4,324
Net unrealized foreign
exchange gain (loss)....                 1,177         (45)        (62)                     (11)
                           --------------------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions............     9,023     (78,874)      6,571      11,985                  (14,843)    10,045
                           --------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS............     9,304     (34,376)      6,425      14,320                  (26,352)    17,566
                           --------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........   $11,105    ($23,890)    $18,672     $51,620      $28,486     ($5,064)   $18,613
                           --------------------------------------------------------------------------------

(1) Formerly named International Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JUNE 30, 2000 (Unaudited)
(In thousands)

                          Aggressive Emerging    Diversified    Small-Cap   International Bond and
                            Equity    Markets     Research       Equity       Large-Cap    Income      Equity
                          Portfolio  Portfolio  Portfolio (1) Portfolio (2) Portfolio (1) Portfolio  Portfolio
                           -------------------------------------------------------------------------------------
OPERATIONS
Net investment income
(loss)..................      ($520)     $276          $76        $1,363          $445      $6,505          $47
Net realized gain (loss)
on investments and
foreign
currency transactions...     25,338    24,658          228        58,793          (501)     (3,478)      40,856
Net unrealized gain
(loss) on investments
and foreign
currency transactions...    (65,884)  (45,286)       2,469       (41,665)         (162)      6,610      (38,917)
                           -------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting
from
Operations..............    (41,066)  (20,352)       2,773        18,491          (218)      9,637        1,986
                           -------------------------------------------------------------------------------------
Net Equalization Credits
(Debits)................                  326           93           602           404         (57)          85
                           -------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...                 (112)                      (628)                   (6,564)         (74)
Net realized gains......    (15,629)                             (42,256)                               (78,904)
                           -------------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions
to Shareholders.........    (15,629)     (112)                   (42,884)                   (6,564)     (78,978)
                           -------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................    273,531   143,710       74,549       435,320       293,973      19,431      341,014
Dividend reinvestments..     15,629     2,851                     42,757                     6,534       78,960
Cost of shares
repurchased.............   (228,571) (111,370)      (2,606)     (197,610)      (39,433)    (29,632)    (131,802)
                           -------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Derived
from Capital Share
Transactions............     60,589    35,191       71,943       280,467       254,540      (3,667)     288,172
                           -------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........      3,894    15,053       74,809       256,676       254,726        (651)     211,265
                           -------------------------------------------------------------------------------------
NET ASSETS
Beginning of Period.....    466,360   217,030                    425,107                   198,637    1,042,678
                           -------------------------------------------------------------------------------------
End of Period...........   $470,254  $232,083      $74,809      $681,783      $254,726    $197,986   $1,253,943
                           -------------------------------------------------------------------------------------

(1) Operations commenced on January 3, 2000.

(2) Formerly named Growth Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2000 (Unaudited)
(In thousands)

                              I-Net      Multi-                               Mid-Cap                Small-Cap
                           Tollkeeper   Strategy   Equity Income Growth LT     Value    Equity Index   Index
                          Portfolio (1) Portfolio    Portfolio   Portfolio   Portfolio   Portfolio   Portfolio
                           -----------------------------------------------------------------------------------
OPERATIONS
Net investment income
(loss)..................       ($104)    $10,179        $7,962       $2,172      $352       $12,209      $788
Net realized gain (loss)
on investments and
foreign
currency transactions...        (506)      5,647        34,927      449,714     5,599         3,883    12,138
Net unrealized gain
(loss) on investments
and foreign
currency transactions...       3,650      (8,846)      (66,140)    (602,962)    5,431       (25,409)  (14,882)
                           -----------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting
from
Operations..............       3,040       6,980       (23,251)    (151,076)   11,382        (9,317)   (1,956)
                           -----------------------------------------------------------------------------------
Net Equalization
Credits.................           8         623           913           43       306           746       226
                           -----------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...                 (10,269)       (8,160)      (9,393)     (126)      (12,183)     (329)
Net realized gains......                 (56,437)     (162,474)    (615,889)   (2,093)      (28,439)     (823)
                           -----------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions
to Shareholders.........                 (66,706)     (170,634)    (625,282)   (2,219)      (40,622)   (1,152)
                           -----------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................      87,652      74,243       251,146    1,040,909    77,323       405,115   119,392
Dividend reinvestments..                  66,242       170,183      625,282     2,209        40,531     1,144
Cost of shares
repurchased.............      (5,148)    (54,913)      (81,815)    (367,116)  (11,332)     (152,805)  (67,947)
                           -----------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............      82,504      85,572       339,514    1,299,075    68,200       292,841    52,589
                           -----------------------------------------------------------------------------------
NET INCREASE IN NET
ASSETS..................      85,552      26,469       146,542      522,760    77,669       243,648    49,707
                           -----------------------------------------------------------------------------------
NET ASSETS
Beginning of Period.....                 739,506     1,813,224    3,655,851   107,434     2,423,611   115,052
                           -----------------------------------------------------------------------------------
End of Period...........     $85,552    $765,975    $1,959,766   $4,178,611  $185,103    $2,667,259  $164,759
                           -----------------------------------------------------------------------------------

(1) Operations commenced on May 1, 2000.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE PERIOD ENDED JUNE 30, 2000 (Unaudited)
(In thousands)

                                    International Government                           High Yield Large-Cap
                            REIT        Value     Securities Managed Bond Money Market    Bond      Value
                          Portfolio Portfolio (1) Portfolio   Portfolio    Portfolio   Portfolio  Portfolio
                           --------------------------------------------------------------------------------
OPERATIONS
Net investment income...    $1,801      $10,486     $12,247      $37,300      $28,486    $21,288    $1,047
Net realized gain (loss)
on investments and
foreign
currency transactions...       281       44,498        (146)       2,335                 (11,509)    7,521
Net unrealized gain
(loss) on investments
and foreign
currency transactions...     9,023      (78,874)      6,571       11,985                 (14,843)   10,045
                           --------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting
from
Operations..............    11,105      (23,890)     18,672       51,620       28,486     (5,064)   18,613
                           --------------------------------------------------------------------------------
Net Equalization Credits
(Debits)................       718        3,203         395        4,790         (152)       456       136
                           --------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...      (854)                 (12,245)     (36,536)     (28,472)   (20,819)     (470)
Net realized gains......       (51)     (47,746)                                                    (1,229)
                           --------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions
to Shareholders.........      (905)     (47,746)    (12,245)     (36,536)     (28,472)   (20,819)   (1,699)
                           --------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................    52,745    2,165,315      75,975      192,413    3,220,785    107,903   114,880
Dividend reinvestments..       883       46,802      12,051       35,495       28,163     20,427     1,688
Cost of shares
repurchased.............   (21,019)  (2,052,701)    (66,455)     (73,047)  (3,317,537)  (100,721)  (92,665)
                           --------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Derived
from Capital Share
Transactions............    32,609      159,416      21,571      154,861      (68,589)    27,609    23,903
                           --------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........    43,527       90,983      28,393      174,735      (68,727)     2,182    40,953
                           --------------------------------------------------------------------------------
NET ASSETS
Beginning of Period.....    50,101    1,683,446     428,174    1,090,978    1,057,072    448,747   169,531
                           --------------------------------------------------------------------------------
End of Period...........   $93,628   $1,774,429    $456,567   $1,265,713     $988,345   $450,929  $210,484
                           --------------------------------------------------------------------------------

(1) Formerly named International Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

                  Aggressive Emerging     Small-Cap   Bond and                Multi-
                    Equity    Markets      Equity      Income      Equity    Strategy   Equity Income Growth LT   Mid-Cap Value
                  Portfolio  Portfolio  Portfolio (1) Portfolio  Portfolio   Portfolio    Portfolio   Portfolio   Portfolio (2)
                  -------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment
income (loss) ..      ($380)   $1,110         $639     $12,017         $803   $16,929       $13,812      ($6,804)       $228
Net realized
gain (loss) on
investments and
foreign currency
transactions....     21,594    (1,015)      42,262     (10,237)      74,416    44,124       128,828      620,941       1,465
Net unrealized
gain (loss) on
investments and
foreign currency
transactions....     68,230    69,214       84,649     (16,723)     180,698   (15,855)       43,255      982,643      (1,128)
                  -------------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in
Net Assets
Resulting from
Operations......     89,444    69,309      127,550     (14,943)     255,917    45,198       185,895    1,596,780         565
                  -------------------------------------------------------------------------------------------------------------
Net Equalization
Credits.........                  510          118         253          194     1,185         1,323                      388
                  -------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment
income..........                 (650)        (644)    (11,929)        (818)  (16,821)      (13,560)                    (222)
Net realized
gains...........    (27,050)               (32,134)     (8,209)     (46,839)  (38,774)     (119,857)    (147,190)
                  -------------------------------------------------------------------------------------------------------------
Net Decrease in
Net Assets
Resulting from
Distributions to
Shareholders....    (27,050)     (650)     (32,778)    (20,138)     (47,657)  (55,595)     (133,417)    (147,190)       (222)
                  -------------------------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from
sale of shares..    391,140   122,913      169,884      82,918      419,537   205,988       554,460    1,127,217     125,842
Dividend
reinvestments...     27,051       643       32,706      20,063       47,626    55,255       133,105      147,190         221
Cost of shares
repurchased.....   (232,937)  (82,265)    (140,331)    (54,054)    (135,568)  (88,949)     (190,285)    (347,905)    (19,360)
                  -------------------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from
Capital Share
Transactions....    185,254    41,291       62,259      48,927      331,595   172,294       497,280      926,502     106,703
                  -------------------------------------------------------------------------------------------------------------
NET INCREASE IN
NET ASSETS......    247,648   110,460      157,149      14,099      540,049   163,082       551,081    2,376,092     107,434
                  -------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of
Year............    218,712   106,570      267,958     184,538      502,629   576,424     1,262,143    1,279,759
                  -------------------------------------------------------------------------------------------------------------
End of Year.....   $466,360  $217,030     $425,107    $198,637   $1,042,678  $739,506    $1,813,224   $3,655,851    $107,434
                  -------------------------------------------------------------------------------------------------------------

(1) Formerly named Growth Portfolio.

(2) Operations commenced on January 4, 1999.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

                                                                         Govern-                             High
                    Equity      Small-Cap                 International    ment     Managed      Money       Yield
                    Index         Index         REIT          Value     Securities    Bond       Market      Bond
                  Portfolio   Portfolio (1) Portfolio (1) Portfolio (2) Portfolio  Portfolio   Portfolio   Portfolio
                  ---------------------------------------------------------------------------------------------------
OPERATIONS
Net investment
income .........     $21,643        $517        $1,713        $14,182     $16,491     $54,327     $35,799   $36,797
Net realized
gain (loss) on
investments and
foreign currency
transactions....      25,670       1,535           (26)        16,214     (12,571)    (40,909)              (11,559)
Net unrealized
gain (loss) on
investments and
foreign currency
transactions....     320,776      13,471        (3,980)       282,496      (8,175)    (28,246)              (12,739)
                  -------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in
Net Assets
Resulting from
Operations......     368,089      15,523        (2,293)       312,892      (4,255)    (14,828)     35,799    12,499
                  -------------------------------------------------------------------------------------------------
Net Equalization
Credits.........       1,588         467           833          8,793       3,681      10,971       7,070     1,528
                  -------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment
income..........     (21,634)       (517)       (1,705)        (8,658)    (16,370)    (53,390)    (35,643)  (36,795)
Net realized
gains...........      (8,241)     (1,209)         (106)       (44,740)     (4,137)    (22,065)
                  -------------------------------------------------------------------------------------------------
Net Decrease in
Net Assets
Resulting from
Distributions to
Shareholders....     (29,875)     (1,726)       (1,811)       (53,398)    (20,507)    (75,455)    (35,643)  (36,795)
                  -------------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from
sale of shares..     778,612     118,409        59,776      3,291,235     272,594     435,530   4,734,509   194,692
Dividend
reinvestments...      29,806       1,719         1,777         52,357      20,246      74,523      35,306    36,160
Cost of shares
repurchased.....    (221,066)    (19,340)       (8,181)    (2,924,648)    (34,013)   (105,752) (4,199,090) (148,722)
                  -------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from
Capital Share
Transactions....     587,352     100,788        53,372        418,944     258,827     404,301     570,725    82,130
                  -------------------------------------------------------------------------------------------------
NET INCREASE IN
NET ASSETS......     927,154     115,052        50,101        687,231     237,746     324,989     577,951    59,362
                  -------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of
Year............   1,496,457                                  996,215     190,428     765,989     479,121   389,385
                  -------------------------------------------------------------------------------------------------
End of Year.....  $2,423,611    $115,052       $50,101     $1,683,446    $428,174  $1,090,978  $1,057,072  $448,747
                  -------------------------------------------------------------------------------------------------
                    Large-Cap
                      Value
                  Portfolio (1)
                  -------------
OPERATIONS
Net investment
income .........        $743
Net realized
gain (loss) on
investments and
foreign currency
transactions....         747
Net unrealized
gain (loss) on
investments and
foreign currency
transactions....       2,079
                  ----------
Net Increase
(Decrease) in
Net Assets
Resulting from
Operations......       3,569
                  ----------
Net Equalization
Credits.........         732
                  ----------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment
income..........        (746)
Net realized
gains...........
                  ----------
Net Decrease in
Net Assets
Resulting from
Distributions to
Shareholders....        (746)
                  ----------
CAPITAL SHARE
TRANSACTIONS
Proceeds from
sale of shares..     195,137
Dividend
reinvestments...         742
Cost of shares
repurchased.....     (29,903)
                  ----------
Net Increase in
Net Assets
Derived from
Capital Share
Transactions....     165,976
                  ----------
NET INCREASE IN
NET ASSETS......     169,531
                  ----------
NET ASSETS
Beginning of
Year............
                  ----------
End of Year.....    $169,531
                  ----------

(1) Operations commenced on January 4, 1999.

(2) Formerly named International Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                         --------------------------------------  ---------------------------------------
                            Net Asset       Net       Net Realized               Dividends                                Net Asset
                              Value,     Investment  and Unrealized  Total from   from Net   Distributions                  Value,
For the Year Ended          Beginning      Income      Gain (Loss)   Investment  Investment   from Capital    Total        End of
   December 31,              of Year       (Loss)     on Securities  Operations    Income        Gains     Distributions    Year
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio
---------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $14.55         -            ($1.26)      ($1.26)        -          ($0.47)      ($0.47)        $12.82
1999                          12.66       ($0.01)          3.27         3.26         -           (1.37)       (1.37)         14.55
1998                          11.18         0.01           1.47         1.48         -             -            -            12.66
1997                          10.78        (0.01)          0.41         0.40         -             -            -            11.18
1996                          10.00         0.01           0.78         0.79      ($0.01)          -          (0.01)         10.78
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $10.48       ($0.02)        ($0.84)      ($0.86)     ($0.01)          -         ($0.01)         $9.61
1999                           6.85         0.03           3.63         3.66       (0.03)          -          (0.03)         10.48
1998                           9.47         0.10          (2.64)       (2.54)      (0.08)          -          (0.08)          6.85
1997                           9.68         0.06          (0.22)       (0.16)      (0.05)          -          (0.05)          9.47
1996                          10.00        (0.02)         (0.30)       (0.32)        -             -            -             9.68
------------------------------------------------------------------------------------------------------------------------------------
Diversified Research Portfolio (4)
------------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $10.00        $0.01          $1.11        $1.12         -              -           -           $11.12
----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Portfolio (5)
--------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $29.79        $0.06          $1.20        $1.26      ($0.03)       ($2.09)      ($2.12)        $28.93
1999                          22.92         0.05           9.75         9.80       (0.05)        (2.88)       (2.93)         29.79
1998                          24.61         0.02           0.90         0.92       (0.02)        (2.59)       (2.61)         22.92
1997                          21.45         0.05           5.65         5.70       (0.05)        (2.49)       (2.54)         24.61
1996                          18.57         0.08           4.11         4.19       (0.09)        (1.22)       (1.31)         21.45
1995                          14.90         0.15           3.67         3.82       (0.15)          -          (0.15)         18.57
----------------------------------------------------------------------------------------------------------------------------------
International Large-Cap Portfolio (4)
---------------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $10.00        $0.01         ($0.64)      ($0.63)          -           -             -           $9.37
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio       Investment Income   Investment Income
                                        Assets,       of Net          of Gross        (Loss) After       (Loss) Before
                                        End of      Expenses to     Expenses to    Expense Reductions  Expense Reductions  Portfolio
For the Year Ended           Total     Year (in     Average Net     Average Net      to Average Net      to Average Net     Turnover
   December 31,            Return (1)  thousands) Assets (2), (3) Assets (2), (3)    Assets (2), (3)     Assets (2), (3)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio
---------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   (8.71%)    $470,254        0.85%          0.85%            (0.22%)            (0.22%)           39.69%
1999                         27.35%      466,360        0.85%          0.85%            (0.12%)            (0.13%)          100.85%
1998                         13.22%      218,712        0.89%          0.89%             0.01%              0.01%           184.42%
1997                          3.78%      122,752        0.86%          0.87%            (0.13%)            (0.13%)          189.21%
1996                          7.86%       49,849        1.02%          1.03%            (0.11%)            (0.12%)           79.86%
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   (8.25%)    $232,083        1.36%          1.36%             0.24%              0.23%            84.79%
1999                         53.56%      217,030        1.41%          1.42%             0.74%              0.74%            48.52%
1998                        (26.83%)     106,570        1.46%          1.46%             1.42%              1.42%            29.82%
1997                         (1.69%)      99,425        1.46%          1.47%             0.80%              0.79%            69.60%
1996                         (3.23%)      44,083        2.18%          2.22%            (0.11%)            (0.14%)           47.63%
----------------------------------------------------------------------------------------------------------------------------------
Diversified Research Portfolio (4)
------------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   11.23%      $74,809        1.13%          1.13%             0.43%              0.43%             4.90%
----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Portfolio (5)
--------------------------
For the Period Ended
 June 30, 2000 (Unaudited)    5.39%     $681,783        0.70%          0.71%             0.50%              0.49%            25.40%
1999                         47.52%      425,107        0.70%          0.70%             0.22%              0.22%            49.34%
1998                          2.69%      267,958        0.70%          0.70%             0.11%              0.11%            48.48%
1997                         30.27%      246,555        0.70%          0.70%             0.22%              0.21%            52.20%
1996                         23.62%      167,335        0.76%          0.76%             0.44%              0.43%            70.22%
1995                         25.75%      129,741        0.79%          0.79%             0.88%              0.88%            46.76%
----------------------------------------------------------------------------------------------------------------------------------
International Large-Cap Portfolio (4)
---------------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   (6.26%)    $254,726        1.31%          1.32%             0.88%              0.87%            15.70%
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on C-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                        --------------------------------------  ---------------------------------------
                           Net Asset       Net       Net Realized               Dividends                                 Net Asset
                             Value,     Investment  and Unrealized  Total from   from Net   Distributions                   Value,
For the Year Ended         Beginning      Income      Gain (Loss)   Investment  Investment   from Capital    Total         End of
    December 31,            of Year       (Loss)     on Securities  Operations    Income        Gains     Distributions     Year
------------------------------------------------------------------------------------------------------------------------------------
Bond and Income Portfolio
-------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $11.11        $0.37         $0.19         $0.56      ($0.38)        -           ($0.38)        $11.29
1999                          13.30         0.73         (1.67)        (0.94)      (0.72)      ($0.53)        (1.25)         11.11
1998                          12.97         0.74          0.39          1.13       (0.78)       (0.02)        (0.80)         13.30
1997                          12.05         0.80          1.05          1.85       (0.76)       (0.17)        (0.93)         12.97
1996                          13.02         0.79         (0.94)        (0.15)      (0.79)       (0.03)        (0.82)         12.05
1995                          10.42         0.82          2.59          3.41       (0.81)        -            (0.81)         13.02
------------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
----------------
For the Period Ended
 June 30, 2000 (Unaudited)   $37.50         -           ($0.22)       ($0.22)       -          ($2.43)       ($2.43)        $34.85
1999                          29.27        $0.03         10.56         10.59      ($0.03)       (2.33)        (2.36)         37.50
1998                          23.89         0.09          7.01          7.10       (0.09)       (1.63)        (1.72)         29.27
1997                          21.07         0.14          3.58          3.72       (0.13)       (0.77)        (0.90)         23.89
1996                          17.52         0.02          4.71          4.73       (0.02)       (1.16)        (1.18)         21.07
1995                          14.20         0.05          3.33          3.38       (0.06)        -            (0.06)         17.52
------------------------------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper Portfolio (6)
--------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $10.00       ($0.01)        $0.20         $0.19        -            -             -            $10.19
------------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Portfolio
------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $16.98        $0.23        ($0.11)        $0.12      ($0.23)      ($1.26)       ($1.49)        $15.61
1999                          17.32         0.44          0.74          1.18       (0.43)       (1.09)        (1.52)         16.98
1998                          16.18         0.46          2.34          2.80       (0.46)       (1.20)        (1.66)         17.32
1997                          14.75         0.50          2.23          2.73       (0.50)       (0.80)        (1.30)         16.18
1996                          14.20         0.48          1.20          1.68       (0.48)       (0.65)        (1.13)         14.75
1995                          11.73         0.45          2.47          2.92       (0.45)        -            (0.45)         14.20
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
-----------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $27.75        $0.11        ($0.51)       ($0.40)     ($0.11)      ($2.31)       ($2.42)        $24.93
1999                          26.89         0.24          3.20          3.44       (0.24)       (2.34)        (2.58)         27.75
1998                          24.47         0.20          5.44          5.64       (0.20)       (3.02)        (3.22)         26.89
1997                          20.45         0.20          5.35          5.55       (0.20)       (1.33)        (1.53)         24.47
1996                          18.21         0.24          3.15          3.39       (0.24)       (0.91)        (1.15)         20.45
1995                          14.05         0.26          4.16          4.42       (0.26)        -            (0.26)         18.21
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio       Investment Income   Investment Income
                                        Assets,       of Net          of Gross        (Loss) After       (Loss) Before
                                        End of      Expenses to     Expenses to    Expense Reductions  Expense Reductions  Portfolio
For the Year Ended           Total     Year (in     Average Net     Average Net      to Average Net      to Average Net     Turnover
   December 31,            Return (1)  thousands) Assets (2), (3) Assets (2), (3)    Assets (2), (3)     Assets (2), (3)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Bond and Income Portfolio
-------------------------
For the Period Ended
 June 30, 2000 (Unaudited)    5.09%      $197,986      0.66%            0.66%              6.61%               6.60%         32.05%
1999                         (7.34%)      198,637      0.66%            0.66%              6.08%               6.08%         82.59%
1998                          8.97%       184,538      0.70%            0.70%              5.73%               5.72%        147.00%
1997                         16.32%       112,507      0.66%            0.66%              6.62%               6.62%         15.32%
1996                         (0.80%)       81,810      0.71%            0.71%              6.74%               6.74%         26.50%
1995                         33.71%        56,853      0.80%            0.80%              6.93%               6.93%         51.84%
------------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
----------------
For the Period Ended
 June 30, 2000 (Unaudited)   (0.19%)   $1,253,943      0.69%            0.69%              0.01%               0.01%         37.64%
1999                         38.54%     1,042,678      0.69%            0.69%              0.11%               0.11%         58.72%
1998                         30.28%       502,629      0.71%            0.71%              0.35%               0.35%        130.51%
1997                         18.18%       318,143      0.70%            0.70%              0.59%               0.59%        159.88%
1996                         28.03%       207,897      0.74%            0.74%              0.05%               0.05%         90.98%
1995                         23.80%       108,136      0.80%            0.80%              0.27%               0.27%        226.45%
------------------------------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper Portfolio (6)
--------------------------
For the Period Ended
 June 30, 2000 (Unaudited)    1.91%       $85,552      1.75%            2.06%             (0.98%)             (1.28%)         4.28%
------------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Portfolio
------------------------
For the Period Ended
 June 30, 2000 (Unaudited)    0.84%      $765,975      0.70%            0.70%              2.72%               2.72%        113.60%
1999                          7.04%       739,506      0.70%            0.70%              2.57%               2.56%        196.97%
1998                         18.17%       576,424      0.70%            0.71%              2.81%               2.81%        102.38%
1997                         19.62%       367,128      0.71%            0.71%              3.25%               3.25%         71.89%
1996                         12.56%       225,619      0.78%            0.78%              3.37%               3.37%        132.94%
1995                         25.25%       134,501      0.84%            0.84%              3.49%               3.49%        176.45%
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
-----------------------
For the Period Ended
 June 30, 2000 (Unaudited)   (1.29%)   $1,959,766      0.69%            0.69%              0.86%               0.86%         23.15%
1999                         13.26%     1,813,224      0.70%            0.70%              0.91%               0.91%         69.34%
1998                         24.18%     1,262,143      0.69%            0.70%              0.84%               0.84%         80.78%
1997                         28.60%       806,112      0.70%            0.70%              0.91%               0.91%        105.93%
1996                         19.43%       429,262      0.75%            0.75%              1.31%               1.31%         94.95%
1995                         31.66%       206,653      0.83%            0.83%              1.59%               1.59%         86.47%
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on C-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                        --------------------------------------  ---------------------------------------
                           Net Asset       Net       Net Realized               Dividends                                 Net Asset
                             Value,     Investment  and Unrealized  Total from   from Net   Distributions                   Value,
For the Year Ended         Beginning      Income      Gain (Loss)   Investment  Investment   from Capital    Total         End of
    December 31,            of Year       (Loss)     on Securities  Operations    Income        Gains     Distributions     Year
------------------------------------------------------------------------------------------------------------------------------------
Growth LT Portfolio
-------------------
For the Period Ended
 June 30, 2000 (Unaudited)  $47.67        $0.23         ($1.72)       ($1.49)     ($0.11)       ($7.05)       ($7.16)       $39.02
1999                         26.20         0.15          23.95         24.10        -            (2.63)        (2.63)        47.67
1998                         17.31        (0.04)          9.86          9.82       (0.05)        (0.88)        (0.93)        26.20
1997                         16.50         0.16           1.51          1.67       (0.09)        (0.77)        (0.86)        17.31
1996                         14.12         0.14           2.37          2.51       (0.13)         -            (0.13)        16.50
1995                         11.11         0.10           3.96          4.06       (0.10)        (0.95)        (1.05)        14.12
----------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio
-----------------------
For the Period Ended
 June 30, 2000 (Unaudited)  $10.50        $0.02          $0.75         $0.77      ($0.01)       ($0.14)       ($0.15)       $11.12
1999                         10.00         0.02           0.50          0.52       (0.02)         -            (0.02)        10.50
----------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
----------------------
For the Period Ended
 June 30, 2000 (Unaudited)  $38.41        $0.18         ($0.41)       ($0.23)     ($0.18)       ($0.41)       ($0.59)       $37.59
1999                         32.33         0.39           6.24          6.63       (0.39)        (0.16)        (0.55)        38.41
1998                         25.71         0.38           6.83          7.21       (0.37)        (0.22)        (0.59)        32.33
1997                         20.42         0.37           6.13          6.50       (0.37)        (0.84)        (1.21)        25.71
1996                         17.45         0.37           3.42          3.79       (0.37)        (0.45)        (0.82)        20.42
1995                         13.02         0.34           4.43          4.77       (0.34)         -            (0.34)        17.45
----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index Portfolio
-------------------------
For the Period Ended
June 30, 2000 (Unaudited)   $11.74        $0.06          $0.21         $0.27      ($0.02)       ($0.06)       ($0.08)       $11.93
1999                         10.00         0.06           1.87          1.93       (0.06)        (0.13)        (0.19)        11.74
-----------------------------------------------------------------------------------------------------------------------------------
REIT Portfolio
--------------
For the Period Ended
 June 30, 2000 (Unaudited)   $9.59        $0.22          $1.35         $1.57      ($0.11)       ($0.01)       ($0.12)       $11.04
1999                         10.00         0.39          (0.39)         -          (0.39)        (0.02)        (0.41)         9.59
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio       Investment Income   Investment Income
                                        Assets,       of Net          of Gross        (Loss) After       (Loss) Before
                                        End of      Expenses to     Expenses to    Expense Reductions  Expense Reductions  Portfolio
For the Year Ended           Total     Year (in     Average Net     Average Net      to Average Net      to Average Net     Turnover
   December 31,            Return (1)  thousands) Assets (2), (3) Assets (2), (3)    Assets (2), (3)     Assets (2), (3)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Growth LT Portfolio
-------------------
For the Period Ended
 June 30, 2000 (Unaudited)  (2.73%)   $4,178,611       0.80%            0.80%             0.11%               0.10%          31.11%
1999                        98.08%     3,655,851       0.79%            0.79%            (0.33%)             (0.33%)        111.56%
1998                        58.29%     1,279,759       0.80%            0.80%            (0.08%)             (0.08%)        116.96%
1997                        10.96%       677,147       0.82%            0.82%             0.52%               0.52%         145.17%
1996                        17.87%       438,154       0.87%            0.87%             0.74%               0.74%         147.02%
1995                        36.75%       200,785       0.94%            0.94%             0.90%               0.90%         165.83%
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio
-----------------------
For the Period Ended
 June 30, 2000 (Unaudited)   7.36%      $185,103       0.90%            0.90%             0.49%               0.48%          70.33%
1999                         5.22%       107,434       0.97%            0.97%             0.44%               0.44%          84.14%
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
----------------------
For the Period Ended
 June 30, 2000 (Unaudited)  (0.56%)   $2,667,259       0.30%            0.30%             0.98%               0.98%           1.94%
1999                        20.59%     2,423,611       0.20%            0.21%             1.14%               1.13%           4.16%
1998                        28.45%     1,496,457       0.21%            0.21%             1.33%               1.33%           2.48%
1997                        32.96%       874,136       0.23%            0.23%             1.61%               1.61%           2.58%
1996                        22.36%       393,412       0.31%            0.31%             2.05%               2.04%          20.28%
1995                        36.92%       137,519       0.42%            0.42%             2.26%               2.26%           7.52%
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index Portfolio
-------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   2.36%      $164,759       0.64%            0.65%             1.02%               1.02%          65.89%
1999                        19.36%       115,052       0.75%            0.94%             0.99%               0.80%          52.06%
------------------------------------------------------------------------------------------------------------------------------------
REIT Portfolio
--------------
For the Period Ended
 June 30, 2000 (Unaudited)  16.46%       $93,628       1.16%            1.16%             5.19%               5.19%          15.38%
1999                        (0.01%)       50,101       1.28%            1.28%             6.09%               6.09%          20.24%
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on C-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                        --------------------------------------  ---------------------------------------
                           Net Asset                 Net Realized               Dividends                                 Net Asset
                             Value,        Net      and Unrealized  Total from   from Net   Distributions                   Value,
For the Year Ended         Beginning    Investment    Gain (Loss)   Investment  Investment   from Capital    Total         End of
    December 31,            of Year       Income     on Securities  Operations    Income        Gains     Distributions     Year
------------------------------------------------------------------------------------------------------------------------------------
International Value Portfolio (7)
-----------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $18.49        $0.07        ($0.58)       ($0.51)       -          ($0.51)       ($0.51)        $17.47
1999                          15.80         0.06          3.37          3.43      ($0.12)       (0.62)        (0.74)         18.49
1998                          16.21         0.11          0.90          1.01       (0.17)       (1.25)        (1.42)         15.80
1997                          15.40         0.41          1.00          1.41       (0.29)       (0.31)        (0.60)         16.21
1996                          12.93         0.28          2.54          2.82       (0.23)       (0.12)        (0.35)         15.40
1995                          11.94         0.33          0.91          1.24       (0.25)        -            (0.25)         12.93
------------------------------------------------------------------------------------------------------------------------------------
Government Securities Portfolio
-------------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $10.10        $0.28         $0.15         $0.43      ($0.28)        -           ($0.28)        $10.25
1999                          10.98         0.52         (0.74)        (0.22)      (0.52)      ($0.14)        (0.66)         10.10
1998                          10.78         0.54          0.42          0.96       (0.55)       (0.21)        (0.76)         10.98
1997                          10.38         0.53          0.42          0.95       (0.55)        -            (0.55)         10.78
1996                          10.84         0.56         (0.27)         0.29       (0.53)       (0.22)        (0.75)         10.38
1995                           9.64         0.58          1.19          1.77       (0.57)        -            (0.57)         10.84
------------------------------------------------------------------------------------------------------------------------------------
Managed Bond Portfolio
----------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $10.33        $0.33         $0.12         $0.45      ($0.32)        -           ($0.32)        $10.46
1999                          11.38         0.59         (0.79)        (0.20)      (0.59)      ($0.26)        (0.85)         10.33
1998                          11.14         0.57          0.40          0.97       (0.58)       (0.15)        (0.73)         11.38
1997                          10.75         0.59          0.44          1.03       (0.60)       (0.04)        (0.64)         11.14
1996                          11.10         0.59         (0.15)         0.44       (0.57)       (0.22)        (0.79)         10.75
1995                           9.90         0.65          1.19          1.84       (0.64)        -            (0.64)         11.10
------------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
----------------------
For the Period Ended
 June 30, 2000 (Unaudited)   $10.08        $0.28         $0.01         $0.29      ($0.28)        -           ($0.28)        $10.09
1999                          10.05         0.46          0.03          0.49       (0.46)        -            (0.46)         10.08
1998                          10.06         0.52          -             0.52       (0.53)        -            (0.53)         10.05
1997                          10.04         0.51          0.01          0.52       (0.50)        -            (0.50)         10.06
1996                          10.02         0.47          0.02          0.49       (0.47)        -            (0.47)         10.04
1995                          10.03         0.54          -             0.54       (0.55)        -            (0.55)         10.02
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Ratios/Supplemental Data
                              ------------------------------------------------------------------------------------------------------
                                                                                        Ratio of Net       Ratio of Net
                                             Net          Ratio           Ratio      Investment Income  Investment Income
                                           Assets,       of Net          of Gross      After Expense      Before Expense
                                           End of      Expenses to     Expenses to     Reductions to      Reductions to    Portfolio
For the Year Ended              Total     Year (in     Average Net     Average Net      Average Net        Average Net      Turnover
   December 31,               Return (1)  thousands) Assets (2), (3) Assets (2), (3)  Assets (2), (3)    Assets (2), (3)      Rate
------------------------------------------------------------------------------------------------------------------------------------
International Value Portfolio (7)
-----------------------------
For the Period Ended
 June 30, 2000 (Unaudited)      (2.54%)   $1,774,429       0.99%           0.99%            1.24%              1.24%         32.90%
1999                            22.82%     1,683,446       1.01%           1.01%            1.12%              1.12%         55.56%
1998                             5.60%       996,215       1.00%           1.00%            1.36%              1.36%         45.61%
1997                             9.28%       764,036       1.02%           1.03%            1.81%              1.79%         84.34%
1996                            21.89%       454,019       1.07%           1.07%            2.28%              2.28%         20.87%
1995                            10.56%       182,199       1.12%           1.12%            1.87%              1.87%         16.07%
------------------------------------------------------------------------------------------------------------------------------------
Government Securities Portfolio
-------------------------------
For the Period Ended
 June 30, 2000 (Unaudited)       4.28%      $456,567       0.65%           0.65%            5.58%              5.57%        264.62%
1999                            (1.95%)      428,174       0.66%           0.66%            5.19%              5.19%        370.28%
1998                             9.24%       190,428       0.66%           0.66%            5.16%              5.16%        266.83%
1997                             9.48%       129,900       0.66%           0.67%            5.39%              5.38%        203.01%
1996                             2.94%        97,542       0.72%           0.72%            5.33%              5.33%        307.13%
1995                            18.81%        59,767       0.82%           0.82%            5.58%              5.58%        298.81%
------------------------------------------------------------------------------------------------------------------------------------
Managed Bond Portfolio
----------------------
For the Period Ended
 June 30, 2000 (Unaudited)       4.46%    $1,265,713       0.65%           0.66%            6.45%              6.44%        198.38%
1999                            (1.91%)    1,090,978       0.65%           0.66%            5.68%              5.67%        374.74%
1998                             9.20%       765,989       0.66%           0.66%            5.40%              5.40%        230.99%
1997                             9.92%       468,575       0.66%           0.66%            5.72%              5.72%        230.87%
1996                             4.25%       260,270       0.71%           0.71%            5.71%              5.71%        386.16%
1995                            19.04%       126,992       0.76%           0.76%            6.04%              6.04%        191.39%
------------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
----------------------
For the Period Ended
 June 30, 2000 (Unaudited)       2.89%      $988,345       0.38%           0.38%            5.76%              5.76%          N/A
1999                             4.94%     1,057,072       0.39%           0.40%            4.87%              4.87%          N/A
1998                             5.29%       479,121       0.42%           0.43%            5.17%              5.16%          N/A
1997                             5.28%       451,505       0.44%           0.44%            5.17%              5.17%          N/A
1996                             5.07%       322,193       0.50%           0.50%            4.93%              4.93%          N/A
1995                             5.54%        95,949       0.53%           0.53%            5.41%              5.41%          N/A
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on C-5

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                        --------------------------------------  ---------------------------------------
                           Net Asset                 Net Realized               Dividends                                 Net Asset
                             Value,        Net      and Unrealized  Total from   from Net   Distributions                   Value,
For the Year Ended         Beginning    Investment    Gain (Loss)   Investment  Investment   from Capital    Total         End of
    December 31,            of Year       Income     on Securities  Operations    Income        Gains     Distributions     Year
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
For the Period Ended
 June 30, 2000 (Unaudited)  $8.81          $0.41        ($0.52)       ($0.11)     ($0.40)          -         ($0.40)         $8.30
1999                         9.34           0.78         (0.53)         0.25       (0.78)          -          (0.78)          8.81
1998                         9.98           0.78         (0.55)         0.23       (0.78)        ($0.09)      (0.87)          9.34
1997                         9.94           0.78          0.12          0.90       (0.77)         (0.09)      (0.86)          9.98
1996                         9.79           0.79          0.25          1.04       (0.79)         (0.10)      (0.89)          9.94
1995                         8.91           0.76          0.88          1.64       (0.76)          -          (0.76)          9.79
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio
-------------------------
For the Period Ended
 June 30, 2000 (Unaudited) $11.09          $0.06         $0.95          $1.01      ($0.02)       ($0.08)     ($0.10)        $12.00
1999                        10.00           0.05          1.09           1.14       (0.05)         -          (0.05)         11.09
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio           Investment          Investment
                                        Assets,       of Net          of Gross        Income After        Income Before
                                        End of      Expenses to     Expenses to    Expense Reductions  Expense Reductions  Portfolio
For the Year Ended           Total     Year (in     Average Net     Average Net      to Average Net      to Average Net     Turnover
   December 31,            Return (1)  thousands) Assets (2), (3) Assets (2), (3)    Assets (2), (3)     Assets (2), (3)      Rate
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
For the Period Ended
 June 30, 2000 (Unaudited)  (1.15%)     $450,929       0.65%           0.65%               9.77%              9.76%          35.46%
1999                         2.90%       448,747       0.65%           0.66%               8.65%              8.65%          52.38%
1998                         2.46%       389,385       0.65%           0.66%               8.18%              8.17%          75.27%
1997                         9.44%       311,125       0.65%           0.66%               7.89%              7.89%         103.19%
1996                        11.31%       184,744       0.71%           0.71%               8.28%              8.28%         120.06%
1995                        18.87%        84,425       0.77%           0.77%               8.51%              8.51%         127.31%
-----------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio
-------------------------
For the Period Ended
 June 30, 2000 (Unaudited)   9.13%      $210,484       0.93%           0.93%               1.06%             1.06%           52.06%
1999                        11.46%       169,531       0.97%           0.97%               0.86%             0.86%           55.23%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Total return not annualized for periods of less than one full year.

(2) Net expenses are after adviser's reimbursements and custodian credits, if any, as discussed in Note 7 to the Financial Statements. Gross expenses used in calculating the ratios of gross expenses to average net assets and the ratios of net investment income (loss) to average net assets before expense reductions are grossed up by these reimbursements and credits.

(3) Annualized for periods of less than one full year.

(4) Operations commenced on January 3, 2000.

(5) Small-Cap Equity Portfolio formerly named Growth Portfolio.

(6) Operations commenced on May 1, 2000.

(7) International Value Portfolio formerly named International Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 92.53%

Autos & Transportation - 10.85%

Alaska Air Group Inc *                 130,000      $3,526,250
Continental Airlines Inc 'B'           495,700      23,297,900
Monaco Coach Corp *                     50,000         681,250
Northwest Airlines Corp 'A' *          640,000      19,480,000
Teekay Shipping Corp                   123,000       4,043,625
                                                 --------------
                                                    51,029,025
                                                 --------------
Consumer Discretionary - 17.76%

Bed Bath & Beyond Inc *                170,000       6,162,500
Budget Group Inc 'A' *                 245,000       1,010,625
Carnival Corp 'A'                      500,000       9,750,000
ChoicePoint Inc *                       21,000         934,500
Citadel Communications Corp *           30,000       1,048,125
Edison Schools Inc *                   150,000       3,478,125
Emmis Communcations Corp 'A' *          25,000       1,034,375
Entercom Communications *               41,500       2,023,125
Extended Stay America Inc *            450,000       4,162,500
Family Dollar Stores Inc               220,000       4,303,750
Hearst-Argyle Television Inc *         145,000       2,827,500
Infonet Services Corp *                150,000       1,790,625
Linens 'n Things Inc *                   2,000          54,250
Mattel Inc                              80,000       1,055,000
Metro-Goldwyn-Mayer Inc *              150,000       3,918,750
MGM Grand Inc                           60,000       1,927,500
Mohawk Industries Inc *                199,400       4,336,950
Park Place Entertainment Corp *        650,000       7,921,875
Premier Parks Inc *                    120,000       2,730,000
Royal Caribbean Cruises Ltd            369,800       6,841,300
Sun International Hotels Ltd *         156,400       3,128,000
USA Networks Inc *                     100,000       2,162,500
Viad Corp                              400,000      10,900,000
                                                 --------------
                                                    83,501,875
                                                 --------------
Consumer Staples - 0.59%

Kroger Co *                            125,000       2,757,812
                                                 --------------

Financial Services - 13.81%

ACE Ltd                                600,000      16,800,000
AFLAC Inc                              100,000       4,593,750
Associates First Capital Corp          440,000       9,817,500
CNA Financial Corp *                   275,000       9,350,000
Legg Mason Inc                         460,000      23,000,000
United Rentals Inc *                    80,100       1,371,712
                                                 --------------
                                                    64,932,962
                                                 --------------
Health Care - 4.42%

Health Management Associates
 Inc 'A' *                           1,000,000      13,062,500
HEALTHSOUTH Corp *                     700,000       5,031,250
Tenet Healthcare Corp                  100,000       2,700,000
                                                 --------------
                                                    20,793,750
                                                 --------------
Integrated Oils - 3.13%

Kerr-McGee Corp                        250,000      14,734,375
                                                 --------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
Materials & Processing - 2.96%

Lyondell Chemical Co                   400,000     $6,700,000
Masco Corp                             125,000      2,257,812
Unifi Inc                              400,000      4,950,000
                                                 -------------
                                                   13,907,812
                                                 -------------
Other - 1.03%

U.S. Industries Inc                    400,000      4,850,000
                                                 -------------

Other Energy - 2.82%

Diamond Offshore Drilling Inc          170,000      5,971,250
Louis Dreyfus Natural Gas Corp *       148,000      4,634,250
Santa Fe International Corp             76,200      2,662,238
                                                 -------------
                                                   13,267,738
                                                 -------------
Producer Durables - 0.57%

Novellus Systems Inc *                   1,200         67,875
RF Micro Devices Inc *                  30,000      2,628,750
                                                 -------------
                                                    2,696,625
                                                 -------------
Technology - 13.29%

Amdocs Automatic                        25,000      1,578,125
Amdocs Ltd *                           120,400      9,240,700
Applied Micro Circuits Corp *           15,000      1,481,250
At Home Corp 'A' *                     320,000      6,640,000
Foundry Networks Inc *                  40,000      4,420,000
Informix Corp *                        800,000      5,950,000
Millicom International Cellular SA *   530,000     18,550,000
PE Corp-PE Biosystems Group             60,000      3,952,500
PSINet Inc *                           200,000      5,025,000
RADVision Ltd *                         14,800        413,475
Savvis Communications Corp *            50,000        653,125
Stolt Comex Seaway *                   160,000      2,260,000
Telesystem International Wireless
 Corp *                                125,200      2,316,200
                                                 -------------
                                                   62,480,375
                                                 -------------
Utilities - 21.30%

Adelphia Business Solutions Inc *      260,000      6,028,750
AT&T Wireless Group *                  268,900      7,495,588
CenturyTel Inc                         100,000      2,875,000
Global TeleSystems Group Inc *         925,000     11,157,813
NTL Inc *                              310,000     18,561,250
RCN Corp *                             150,000      3,806,250
Telephone & Data Systems Inc           159,800     16,019,950
Time Warner Telecom Inc 'A' *           60,000      3,862,500
United Global Com Inc 'A' *            220,000     10,285,000
US Cellular Corp *                     275,000     17,325,000
Western Wireless Corp *                 50,000      2,725,000
                                                 -------------
                                                  100,142,101
                                                 -------------

Total Common Stocks
   (Cost $429,631,341)                            435,094,450
                                                 -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

FOREIGN COMMON STOCKS - 3.74%

Canada - 0.87%

Clearnet Communications 'A' *          147,600      $4,098,206
                                                 --------------

Italy - 0.01%

Industrie Natuzzi Spa                    3,900          46,313
                                                 --------------

Netherlands - 1.55%

United Pan-Europe Communications NV    270,000       7,290,000
                                                 --------------

Norway - 1.31%

Stolt Comex Seaway SA *                520,000       6,175,000
                                                 --------------


Total Foreign Common Stocks
   (Cost $13,844,976)                               17,609,519
                                                 --------------

                                   Principal
                                     Amount
                                     ------

CONVERTIBLE CORPORATE BOND & NOTE - 0.51%

Technology - 0.51%

NTL Inc
   7.000% due 12/15/08              $1,500,000       2,407,500
                                                 --------------


Total Convertible Corporate Bond & Note
   (Cost $2,356,787)                                 2,407,500
                                                 --------------

---------------------------------------------------------------

                                   Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENT - 3.90%

TIME DEPOSIT - 3.90%

State Street Bank Cayman Islands
   5.000% due 07/03/00             $18,320,600    $18,320,600
                                                 -------------

Total Time Deposit                                 18,320,600
                                                 -------------

Total Short-Term Investment
   (Cost $18,320,600)                              18,320,600
                                                 -------------


TOTAL INVESTMENTS - 100.68%
   (Cost $464,153,704)                            473,432,069


OTHER ASSETS AND
LIABILITIES, NET - (0.68%)                         (3,177,925)
                                                 -------------


NET ASSETS - 100.00%                             $470,254,144
                                                 -------------


Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $464,153,704
                                                 -------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost                               $58,810,395

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value                               (49,532,030)
                                                 -------------

Net unrealized appreciation                        $9,278,365
                                                 -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 95.31%

Argentina - 0.77%

Banco Frances SA *                      83,000      $1,794,875
                                                 --------------

Brazil - 10.91%

Banco Itau SA PN                    21,797,000       1,919,880
Cia Cervejaria Brahma                   80,000       1,360,000
Cia Cervejaria Brahma Spon ADR       1,079,000         917,150
Embratel Participacoes ADR             140,000       3,307,500
Gerdau SA Pref *                   270,000,000       3,300,918
Globo Cabo SA SP ADR *                  85,000       1,179,375
Klabin Fabricadora De *                700,000         587,385
Pao De Acucar CIA ADR                   95,000       3,051,875
Tele Centri Sul Part ADR                52,000       3,799,251
Telecelular Sul Part ADR                75,400       3,411,850
Telemig Celular PA ADR                   5,300         378,950
Telesp Celular PA ADR                   47,000       2,109,125
                                                 --------------
                                                    25,323,259
                                                 --------------
Chile - 3.24%

Compania Cerveceria Unidas ADR         127,000       2,881,312
Compania De Telefono Chili ADR          77,606       1,406,609
Distribucion Y Servicio D&S SA ADR     186,000       3,231,750
                                                 --------------
                                                     7,519,671
                                                 --------------
China - 0.29%

Beijing Datang Power General         2,958,000         664,028
                                                 --------------

Croatia - 0.40%

Pliva D.D.GDR                           90,200         931,315
                                                 --------------

Czech Republic - 0.58%

Ceske Radiokomunikace GDR *             30,200       1,341,635
                                                 --------------

Egypt - 1.14%

Mobinil-Egyptian Mobile *               80,700       2,657,686
                                                 --------------

Finland - 0.48%

Oyj Hartwall ABP                        55,600       1,116,050
                                                 --------------

Germany - 0.82%

Nortel Inversora ADR                   100,000       1,900,000
                                                 --------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
Greece - 2.35%

Alpha Credit Bank                       38,850      $1,538,008
Antenna TV ADS *                        30,950         479,725
Hellenic Telecommunication ADR          47,100       1,151,259
National Bank of Greece                 26,880       1,067,569
Stet Hellas Telecommunication *         61,800       1,228,275
                                                 --------------
                                                     5,464,836
                                                 --------------
Hong Kong - 4.42%

China Telecom *                        696,000       6,138,078
Citic Pacific Ltd                      434,000       2,271,435
Legend Holdings Ltd *                1,900,000       1,840,141
                                                 --------------
                                                    10,249,654
                                                 --------------
Hungary - 1.27%

BorsodChem Spon GDR                     39,770       1,235,853
Magyar Olaj Es Gazipare                 68,477         944,900
Matav RT                               108,800         757,652
                                                 --------------
                                                     2,938,405
                                                 --------------
India - 8.84%

Himachal Futuristic Comm Ltd *          25,950       3,088,050
Hindalco Industries GDR                 23,200         458,200
ICICI Bank LTD Spon ADS *               68,400         991,800
ICICI Ltd Spon ADR                     150,000       2,812,500
India IT Fund Red Ptg PR               101,500       7,257,250
Infosys Technology                       3,408         604,068
ITC Ltd                                 75,000       1,334,167
Larsen & Tourbro Ltd                    11,500         127,995
Mahanagar Telephone Niga                37,300         391,650
Mahindra & Mahindra GDR *              105,000         492,187
Mahindra & Mahindra GDR * ~            100,000         463,000
SSI Ltd SP GDR * ~                     136,700         915,890
Tata Tea Ltd GDS                       133,000         981,540
Videsh Sanchar Nigam Ltd                38,300         603,225
                                                 --------------
                                                    20,521,522
                                                 --------------
Indonesia - 0.28%

PT Indofood Sukses Mak                 570,000        310,791
PT Telekomunikasi                      944,560        331,661
                                                 --------------
                                                      642,452
                                                 --------------
Israel - 3.38%

BK Hapoalim Bm                         576,100       1,670,591
Check Point Software Technology Ltd *   15,400       3,260,950
First International Bank Israel *      224,200       1,631,943
ISG International Software Group *      50,500         596,531
Partner Communications Corp *           71,841         682,490
                                                 --------------
                                                     7,842,505
                                                 --------------
Lithuania - 0.58%

Liettuvos Telekomas GDR *              204,000       1,356,600
                                                 --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Malaysia - 3.13%

Ammb Holdings Berhad                   265,200        $886,326
Berhaya Sports Toto Berh *             228,500         372,816
Digi.com Berhad *                      524,000         958,369
New Straits Times Press *              182,000         431,053
Public Bank Behrad                     432,000         432,000
Resorts World Behrad                   422,000       1,154,947
Rothmans Pall Mall Ord *                56,000         456,842
Telekom Malaysia                       186,000         641,211
Tenaga Nasional Berhad                 325,000       1,060,526
Unisem (M) Berhard                     124,000         881,053
                                                 --------------
                                                     7,275,143
                                                 --------------
Mexico - 10.51%

Apasco SA                              275,000       1,583,762
Fomento Economica Mexica *              59,084       2,544,305
Grupo Financiero Banamex *           1,050,000         535,141
Grupo Financiero Banort *            1,950,000       2,703,226
Grupo Televisa                          19,350       1,333,941
Nuevo Groupo Iusacell SA *             135,000       2,109,375
Telefonos De Mexico ADR                137,120       7,832,980
Tubos De Acero De Mexico               215,000       2,956,250
TV Azteca SA ADR                        25,000         329,687
Wal-Mart de Mexico SA *              1,045,663       2,462,139
                                                 --------------
                                                    24,390,806
                                                 --------------
Peru - 0.01%

Enrique Ferreyros                       58,206          18,516
                                                 --------------

Philippines - 0.63%

ABS-CBN Broadcasting Co *              600,000         742,197
Philippine Long Distance                40,900         732,890
                                                 --------------
                                                     1,475,087
                                                 --------------
Poland - 0.91%

Europejetski Fundusz GDR *              92,250       1,489,837
Orbis SA *                              78,750         614,811
                                                 --------------
                                                     2,104,648
                                                 --------------
Russia - 1.73%

Lukoil Holding                          62,569       3,144,092
Mobile TeleSystems                      39,000         872,625
                                                 --------------
                                                     4,016,717
                                                 --------------
South Africa - 6.93%

Anglo American Platinum *               25,200       1,197,558
Billiton PLC *                         386,800       1,563,174
Boe Ltd *                            5,313,844       3,017,448
Dimension Data Holdings *              379,500       3,140,111
Iscor Ltd                              929,100       1,582,759
Johnnies Industrial Corp               192,600       2,641,858
M-Cell Ltd *                           250,100       1,211,768

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Pick 'N' Pay Stores Ltd *              563,400        $905,761
RMB Holdings Ltd *                     138,221         205,905
Standard Bank Inv                      155,283         606,932
                                                 --------------
                                                    16,073,274
                                                 --------------
South Korea - 12.88%

Cheil Communications                     8,000       1,043,923
Dacom Corp *                             9,000       1,303,558
Daum Communications Corp *              10,400         988,677
H&CB *                                  72,000       1,685,343
Halla Climate Control *                 25,000         828,457
Kookmin Bank                           155,800       1,984,135
Korea Telecom Corp                      20,000         967,500
Pohang Iron & Steel                     82,800       1,987,200
Pohang Iron & Steel ADR                 26,500         638,650
Samsung Electronics Co                  38,105      12,610,251
SK Telecom Co                           17,880       5,852,963
                                                 --------------
                                                    29,890,657
                                                 --------------
Taiwan - 13.24%

Advanced Semiconductor Engineering *    61,964       1,045,952
Asustek Computer Inc                   307,006       2,839,809
China Steel GDR                         97,380       1,327,289
China Steel GDR-Each REP *              40,000         540,000
Gigamedia Ltd *                         22,500         272,813
Hon Hai Precision GDR *                130,000       3,250,000
MSCI-Taiwan Opal                        38,510       5,434,340
Silicon Precisi Spon ADR *             260,900       2,413,325
Standard Foods Taiwan *                129,788         373,789
Taiwan Fund Inc                        177,000       3,385,125
Taiwan Semiconductor ADR *             139,300       5,397,875
Winbond Electronic Corp *              153,723       4,442,589
                                                 --------------
                                                    30,722,906
                                                 --------------
Thailand - 1.19%

Adv Info Serv Alien Market *           132,400       1,648,666
Bec World                              121,900         727,854
Siam Cement *                           20,000         375,606
                                                 --------------
                                                     2,752,126
                                                 --------------
Turkey - 3.41%

Aksigorta *                          5,754,880       1,136,989
Arcelik                              4,125,684       2,029,456
Eregli Demir Ve Celik Fabrikalari *  2,106,940         849,525
Guney Biracilik Ve Malt              3,479,692       1,599,446
Turk Ekonomi Bankasi AS *               18,630         157,051
Turkiye Garanti Bankasi              6,336,000         766,408
Vestel Elektronik Sanayi *             453,250       1,370,638
                                                 --------------
                                                     7,909,513
                                                 --------------
United Kingdom - 0.29%

Zen Research                           295,750         672,646
                                                 --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Zimbabwe - 0.71%

Econet Wireless Holding *            3,806,130      $1,637,579
                                                 --------------

Total Common Stocks
   (Cost $220,745,797)                             221,204,111
                                                 --------------

                                   Principal
                                     Amount          Value
                                     ------          -----

SHORT-TERM INVESTMENT - 3.39%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 3.39%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $7,864,546; collateralized by U.S.
   Treasury Notes--market value
   $8,019,900 and due 05/31/01)     $7,861,106       7,861,106
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                         7,861,106
                                                 --------------

Total Short-Term Investment
   (Cost $7,861,106)                                 7,861,106
                                                 --------------


TOTAL INVESTMENTS - 98.70%
   (Cost $228,606,903)                             229,065,217


OTHER ASSETS AND
LIABILITIES, NET - 1.30%                             3,017,667
                                                 --------------


NET ASSETS - 100.00%                              $232,082,884
                                                 --------------

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $228,606,903
                                                 --------------

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                             $26,457,721

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                             (25,999,407)
                                                 --------------

Net unrealized appreciation                           $458,314
                                                 --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 88.22%

Autos & Transportation - 0.62%

CNF Transportation Inc                   7,800        $177,450
Union Pacific Corp                       7,800         290,062
                                                 --------------
                                                       467,512
                                                 --------------
Consumer Discretionary - 15.65%

American Greetings Corp 'A'              5,900         112,100
AT&T Corp - Liberty Media Group 'A' *   64,000       1,552,000
Autonation Inc *                        24,900         175,856
Black & Decker Corp                      5,000         196,562
Blockbuster Inc 'A'                     19,900         192,781
Brinker International Inc *              2,300          67,275
Carnival Corp 'A'                       16,100         313,950
Charter Communications Inc *            19,700         323,819
Costco Wholesale Corp *                 25,000         825,000
Fox Entertainment Group Inc *           14,500         440,437
Galileo International Inc               11,600         242,150
Hasbro Inc                               4,700          70,794
Kimberly-Clark Corp                      3,100         177,862
Loral Space & Communications *          57,000         395,437
Lowe's Cos Inc                          13,100         537,919
McDonalds Corp                          13,600         447,950
Nike Inc 'B'                            11,800         469,787
Service Corp International              25,200          80,325
The Interpublic Group of Cos Inc        14,300         614,900
Time Warner Inc                         11,800         896,800
Tyco International Ltd                  24,600       1,165,425
Viacom Inc                              22,600       1,541,037
Wal-Mart Stores Inc                     11,300         651,162
Williams-Sonoma Inc *                    6,700         217,331
                                                 --------------
                                                    11,708,659
                                                 --------------
Consumer Staples - 7.81%

Campbell Soup Co                        31,600         920,350
Clorox Co                               26,800       1,200,975
Conagra Inc                             17,000         324,062
Kellogg Co                              55,300       1,645,175
PepsiCo Inc                             29,800       1,324,237
Philip Morris Cos Inc                   16,100         427,656
                                                 --------------
                                                     5,842,455
                                                 --------------
Financial Services - 9.79%

American International Group Inc         1,800         211,500
Associates First Capital Corp           22,000         490,875
Bank of America Corp                    27,900       1,199,700
Bank One Corp                            9,300         247,031
Hartford Financial Services Group       10,700         598,531
Household International Inc             11,000         457,187
Jefferson-Pilot Corp                     8,000         451,500
Lincoln National Corp                   12,700         458,787
SLM Holding Corp                        52,900       1,980,444
PMI Group Inc                            4,100         194,750
Washington Mutual Inc                   35,800       1,033,725
                                                 --------------
                                                     7,324,030
                                                 --------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
Health Care - 13.46%

Becton Dickinson & Co                   13,100        $375,806
Forest Laboratories Inc *                8,000         808,000
Genentech Inc *                          1,300         223,600
Guidant Corp                            26,500       1,311,750
Medtronic Inc                           63,400       3,158,112
Pfizer Inc                              87,300       4,190,400
                                                 --------------
                                                    10,067,668
                                                 --------------
Integrated Oils - 2.40%

Chevron Corp                             8,300         703,944
Exxon Mobil Corp                         7,300         573,050
Texaco Inc                               9,800         521,850
                                                 --------------
                                                     1,798,844
                                                 --------------
Materials & Processing - 1.37%

Alcoa Inc                               24,600         713,400
Newmont Mining Corp                     14,500         313,562
                                                 --------------
                                                     1,026,962
                                                 --------------
Other - 1.29%

General Electric Co                      4,500         238,500
Illinois Tool Works Inc                  6,900         393,300
Textron Inc                              6,100         331,306
                                                 --------------
                                                       963,106
                                                 --------------
Other Energy - 3.09%

AES Corp *                              11,600         529,250
Baker Hughes Inc                        27,000         864,000
Weatherford International *              2,800         111,475
Williams Cos Inc                        19,400         808,738
                                                 --------------
                                                     2,313,463
                                                 --------------
Producer Durables - 8.16%

Agilent Technologies Inc *              10,053         741,409
Applied Materials Inc *                 13,000       1,178,125
ASM Lithography Holding *               24,000       1,059,000
Dover Corp                               3,000         121,688
Emerson Electric Co                      8,200         495,075
Grant Prideco Inc *                      2,800          70,000
KLA-Tencor Corp *                        7,700         450,931
Lam Research Corp *                     12,200         457,500
Lockheed Martin Corp                    17,500         434,219
Teradyne Inc *                           6,400         470,400
United Technologies Corp                 3,300         194,288
W.W. Grainger Inc                       13,900         428,294
                                                 --------------
                                                     6,100,929
                                                 --------------
Technology - 14.86%

Advanced Micro Devices Inc *            15,500       1,197,375
Applied Micro Circuits Corp *            6,900         681,375
Autodesk Inc                             9,400         326,063
Burr-Brown Corp *                        8,000         693,500
Cadence Design Systems Inc *            27,000         550,125
Cisco Systems Inc *                     35,400       2,250,113

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Compaq Computer Corp                    27,800        $710,638
Dell Computer Corp *                     8,700         429,019
Genuity Inc *                           50,800         465,138
Hewlett-Packard Co                       2,500         312,188
JDS Uniphase Corp *                      2,600         311,675
Lucent Technologies Inc                  8,000         474,000
Macromedia Inc *                         4,200         406,088
Micron Technology Inc                    3,000         264,188
PeopleSoft Inc *                        41,500         695,125
PMC-Sierra Inc *                         3,700         657,444
Raytheon Co 'A'                         11,600         225,475
Raytheon Co 'B'                         14,000         269,500
Storage Technology Corp *               17,900         195,781
                                                 --------------
                                                    11,114,810
                                                 --------------
Utilities - 9.72%

Adelphia Communications Corp *          10,500         492,188
American Electric Power Co Inc          13,700         405,863
AT&T Corp                                4,300         135,988
Cablevision Systems Corp 'A' *          17,000       1,153,875
Cinergy Corp                            20,700         526,556
MediaOne Group Inc *                     3,700         245,361
Niagara Mohawk Holdings Inc *           31,400         437,638
Nisource Inc                            10,000         186,250
Northeast Utilities                     17,000         369,750
Qwest Communications Int'l Inc *         1,500          74,531
Sprint FON Group                        31,500       1,606,500
Sprint PCS Group Series 1 *              6,000         357,000
U.S. West Inc                            7,300         625,975
VoiceStream Wireless Corp *              5,600         651,263
                                                 --------------
                                                     7,268,738
                                                 --------------

Total Common Stocks
   (Cost $63,757,205)                               65,997,176
                                                 --------------


FOREIGN COMMON STOCKS - 6.28%

Canada - 0.84%

Canadian National Railway Co            21,600         630,450
                                                 --------------

Finland - 2.57%

Nokia Corp ADR Pref                     38,500       1,922,594
                                                 --------------

United Kingdom - 2.87%

AstraZeneca PLC UK ADR                  46,100       2,143,650
                                                 --------------


Total Foreign Common Stocks
   (Cost $4,468,105)                                 4,696,694
                                                 --------------

---------------------------------------------------------------

                                   Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENT - 5.34%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 5.34%

   State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $3,993,747; collateralized by U.S.
   Treasury Notes--market value
   $4,074,250 and due 02/15/05)     $3,992,000      $3,992,000
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                         3,992,000
                                                 --------------

Total Short-Term Investment
   (Cost $3,992,000)                                 3,992,000
                                                 --------------


TOTAL INVESTMENTS - 99.84%
   (Cost $72,217,310)                               74,685,870


OTHER ASSETS AND
LIABILITIES, NET - 0.16%                               122,699
                                                 --------------


NET ASSETS - 100.00%                               $74,808,569
                                                 --------------


Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                     $72,217,310
                                                 --------------

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                              $5,017,524

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                              (2,548,964)
                                                 --------------

Net unrealized appreciation                         $2,468,560
                                                 --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 88.51%

Autos & Transportation - 2.80%

Alaska Air Group Inc *                 100,000      $2,712,500
Arctic Cat Inc                         132,000       1,567,500
Bandag Inc                              63,000       1,527,750
Circle International Group Inc          10,400         261,300
Hub Group Inc 'A' *                     62,000         926,125
M.S. Carriers Inc *                    115,600       2,037,450
Oshkosh Truck Corp                      92,500       3,306,875
Polaris Industries Inc                 107,500       3,440,000
U.S. Xpress Enterprises 'A' *          104,000         838,500
Werner Enterprise Inc                  212,200       2,453,562
                                                 --------------
                                                    19,071,562
                                                 --------------
Consumer Discretionary - 17.16%

24/7 Media Inc *                       118,000       1,843,750
Acclaim Entertainment Inc *            236,400         339,825
ACME Communications Inc *               48,000         876,000
ACTV Inc *                             225,000       3,360,937
ADVO Inc *                              50,000       2,100,000
Alloy Online Inc *                     138,000       1,552,500
Alyn Corp *                            209,500          78,562
American Eagle Outfitters *            151,000       2,114,000
American Greetings Corp 'A'            115,000       2,185,000
Applied Graphics Technologies Inc *    150,800         640,900
Ashford.com Inc *                       64,000         184,000
Autoweb.com Inc *                      269,100         571,837
Banta Corp                             139,500       2,641,781
BHC Communications Inc 'A'              12,200       1,854,400
Carriage Services Inc 'A' *            307,500       1,037,812
CDnow Inc *                            140,000         433,125
Championship Auto Racing *              70,000       1,785,000
Cheap Tickets Inc *                    125,000       1,500,000
Citadel Communications Corp *          155,100       5,418,806
CKE Restaurants Inc                     61,000         183,000
Classic Communications Inc 'A' *        96,000         858,000
CoStar Group Inc *                      78,600       1,969,912
Crown Media Holdings Inc 'A' *         140,000       2,143,750
Cumulus Media Inc 'A' *                143,000       1,304,875
Dollar Thrifty Automotive Group Inc *  247,700       4,566,969
Egreetings Network Inc *               134,000         184,250
eMerge Interactive Inc 'A' *            19,100         342,606
Focal Communications Corp *             88,100       3,149,575
FTD.COM Inc *                           40,000          95,000
Go.com *                                38,300         457,206
Harrah's Entertainment Inc *           113,500       2,376,406
Harris Interactive Inc *                74,500         360,859
Heska Corp *                           125,000         265,625
Hotel Reservation Network Inc 'A' *    118,000       3,510,500
Insight Communications Co *            104,800       1,637,500
International Speedway Corp 'A'         89,000       3,682,375
interWAVE Communications Int'l Ltd *    48,100         673,400
Intrawest Corp                         241,900       4,596,100
Korn Ferry International *              38,000       1,204,125
Libbey Inc                             120,400       3,867,850
Lithia Motors Inc 'A' *                 62,000         829,250

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

LoJack Corp *                          150,000      $1,040,625
Mail.com Inc *                          70,900         403,244
Martha Stewart Living Omnimedia 'A' *   47,300       1,040,600
Midway Games Inc *                     185,000       1,491,562
Neoforma.com Inc *                     278,000       1,954,687
Nu Skin Enterprises Inc *               86,300         496,225
Organic Inc *                          118,000       1,150,500
Pillowtex Corp                          95,000         403,750
Pixar Animation Studios *               23,700         835,425
Quanta Services Inc *                   98,550       5,420,250
QXL.com PLC*                           332,000       2,573,000
Radio One Inc *                         49,400       1,460,387
Radio One Inc 'D' *                     98,800       2,179,775
Regent Communications Inc *             97,200         835,312
Restoration Hardware Inc *              73,000         401,500
Ruby Tuesday Inc                       100,000       1,256,250
Service Corp International             311,600         993,225
Sirius Satellite Radio Inc *            95,000       4,209,687
Sizzler International Inc              183,800         470,987
Spanish Broadcasting System Inc *      127,100       2,613,494
Speedway Motorsports Inc *             229,100       5,269,300
Sportsline.com Inc *                    32,600         556,237
Steiner Leisure Ltd *                   63,000       1,425,375
Stewart Enterprises Inc 'A'            600,000       2,118,750
Stride Rite Corp                       105,000         643,125
TiVo Inc *                              33,300       1,165,500
Williams-Sonoma Inc *                   32,000       1,038,000
XM Satellite Radio Holdings *          128,000       4,792,000
                                                 --------------
                                                   117,016,140
                                                 --------------
Consumer Staples - 2.33%

Flowers Industries Inc                 210,000       4,186,875
HomeGrocer.com Inc*                    142,600         860,056
Nature's Sunshine Products Inc           6,400          44,800
Novell Denim Holding *                 138,300         648,281
Robert Mondavi Corp 'A' *               23,900         733,431
Suiza Foods Corp *                     117,700       5,752,587
Tootsie Roll Industries Inc            104,500       3,657,500
                                                 --------------
                                                    15,883,530
                                                 --------------
Financial Services - 7.07%

American Capital Strategies Ltd        112,100       2,676,387
AmeriCredit Corp *                     172,000       2,924,000
Bank United Corp                        48,000       1,689,000
Banknorth Group Inc                     96,000       1,470,000
Coast Federal LIT *                     51,000          82,875
Commerce Bancorp Inc NJ                 83,450       3,838,700
Community First Bankshares Inc         120,000       1,957,500
Community Savings Bankshares Inc       204,269       2,323,560
Credit Acceptance Corp *               151,900         844,944
CyberSource Corp *                     104,000       1,436,500
Everest Re Group Ltd                    65,000       2,136,875
Fidelity Bankshare Inc                  47,000         734,375
Fidelity National Financial Inc        107,700       1,972,256
First American Financial Corp          110,000       1,574,375
Harbor Florida Bancshares Inc          143,000       1,492,562
Harleysville Group Inc                  90,000       1,507,500
Homestore.com Inc *                    114,000       3,327,375

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

IndyMac Mortgage Holdings Inc          267,000      $3,621,187
LendingTree Inc *                      217,600       1,632,000
Medallion Financial Corp                50,000         771,875
MeriStar Hospitality Corp              105,200       2,209,200
MIIX Group Inc                          62,000         744,000
NYMAGIC Inc                             93,000       1,325,250
Official Payments Corp *                83,200         358,800
Policy Management Systems Corp *       163,000       2,506,125
Republic Security Financial Corp        89,000         445,000
Santander BanCorp                       42,350         539,962
Silicon Valley Bancshares Delaware *    17,000         724,625
Trenwick Group Inc                      90,000       1,310,625
                                                 --------------
                                                    48,177,433
                                                 --------------
Health Care - 10.46%

ACLARA BioSciences Inc *               106,800       5,440,125
Antigenics Inc *                       143,000       2,377,375
Aspect Medical Systems Inc *            96,000       2,592,000
Assisted Living Concepts Inc *         267,000         166,875
Charles River Laboratories Int'l Inc *  33,400         741,062
COR Therapeutics Inc *                  87,000       7,422,187
Diversa Corp *                          48,400       1,603,250
Exelixis Inc *                          75,000       2,503,125
Gene Logic Inc *                       140,000       4,996,250
Gilead Sciences Inc *                   37,000       2,631,625
ILEX Oncology Inc *                     83,000       2,925,750
LifePoint Hospitals Inc *               72,000       1,602,000
MedQuist Inc *                         121,000       4,114,000
Millennium Pharmaceuticals Inc *        84,400       9,442,250
Novoste Corp *                          65,000       3,965,000
Orthodontic Centers of America Inc *   115,000       2,601,875
Protein Design Labs Inc *               40,000       6,598,125
Quintiles Transnational Corp *          26,000         367,250
Sunrise Assisted Living Inc *           25,000         462,500
Tanox Inc *                             46,500       2,200,031
Triad Hospitals Inc *                   88,000       2,128,500
Vical Inc *                            191,700       3,690,225
ViroPharma Inc *                        46,000         718,750
                                                 --------------
                                                    71,290,130
                                                 --------------
Materials & Processing - 4.33%

BE Semiconductor *                      52,500         787,500
Caraustar Industries Inc                70,500       1,066,313
CB Richard Ellis Services Inc *         69,700         636,013
Comfort Systems USA Inc *               84,000         336,000
Corn Products International Inc        148,700       3,940,550
H.B. Fuller Co                          29,400       1,339,538
Insignia Financial Group Inc *         145,000       1,450,000
Logitech International SA *             69,000       5,037,000
OM Group Inc                            42,000       1,848,000
Potlatch Corp                           51,000       1,689,375
RPM Inc Ohio                            70,000         708,750
Scotts Co 'A' *                         80,000       2,920,000
Seminis Inc 'A' *                      175,000         459,375
Spartech Corp                           87,600       2,365,200
Trammell Crow Co *                      32,300         347,225
Valence Technology Inc *               250,000       4,609,375
                                                 --------------
                                                    29,540,214
                                                 --------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
Other Energy - 1.97%

CONSOL Energy Inc                      130,000      $1,966,250
Louis Dreyfus Natural Gas Corp *        55,000       1,722,188
Midcoast Energy Resources Inc          181,500       2,858,625
NRG Energy Inc *                       283,000       5,164,750
R&B Falcon Corp *                       72,000       1,696,500
                                                 --------------
                                                    13,408,313
                                                 --------------
Producer Durables - 13.71%

Columbus McKinnon Corp                 156,200       2,167,275
Credence Systems Corp *                180,000       9,933,750
Cymer Inc *                            130,200       6,217,050
Donaldson Co Inc                       193,000       3,811,750
Electro Scientific Industries Inc *     72,400       3,187,863
Electroglas Inc *                       90,000       1,935,000
GaSonics International Corp *          190,000       7,493,125
Ionics Inc *                            20,900         640,063
Kulicke and Soffa Industries *         122,000       7,243,750
Lam Research Corp *                     54,000       2,025,000
LTX Corp *                             272,000       9,503,000
Metawave Comunications *                90,900       2,425,894
Nanometrics Inc *                       75,000       3,089,063
Novellus Systems Inc *                  25,000       1,414,063
Pentair Inc                             74,700       2,651,850
Photon Dynamics Inc *                   16,000       1,195,000
Polycom Inc *                           40,000       3,763,750
Power-One Inc *                         26,250       2,990,859
Rayovac Corp *                          72,800       1,628,900
Rudolf Technology Inc *                 44,300       1,716,625
Silicon Valley Group Inc *              93,000       2,406,375
SpeedFam-IPEC Inc *                    185,000       3,364,688
Superior TeleCom Inc                    88,271         877,193
Tefron Ltd *                           152,000       2,603,000
Therma-Wave Inc *                      102,000       2,275,875
Veeco Instruments Inc *                 75,000       5,493,750
Wesco International Inc *              155,000       1,482,188
                                                 --------------
                                                    93,536,699
                                                 --------------
Technology - 23.70%

About.com Inc *                         80,200       2,526,300
Anaren Microwave Inc *                  49,800       6,535,472
ASM International *                    230,000       6,095,000
Aspect Communications Corp *           177,000       6,958,313
August Technology Corp *                22,300         366,556
Bookham Technology PLC *                99,200       5,877,600
Broadbase Software Inc *               101,000       3,093,125
Cambridge Technology Partners Inc *     87,000         758,531
Capstone Turbine Corp *                  8,000         360,500
Carrier Access Corp *                  146,000       7,719,750
C-Cube Microsystems Inc *               13,400         262,975
Digex Inc *                             46,000       3,125,125
Documentum Inc *                        31,200       2,788,500
E.piphany Inc *                          7,100         761,031
Exar Corp *                             80,000       6,975,000
Extensity Inc *                         39,400       1,349,450
Flag Telecom Holdings Ltd *            124,700       1,854,913
Handspring Inc *                        38,800       1,047,600

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Harmonic Inc *                           7,272        $179,982
iVillage Inc *                          57,000         480,938
Kopin Corp *                            86,000       5,955,500
Lightspan Inc *                         88,900         488,950
Liquid Audio Inc *                     119,000       1,126,781
Manufacturers Services Ltd *            19,200         394,800
Marvell Technology Group Ltd*            3,400         193,800
MatrixOne Inc *                         72,500       2,945,313
MIPS Technologies Inc 'A' *            108,000       4,590,000
National Information Consortium Inc *  104,500       1,188,688
NDS Group PLC *                            800          48,800
NetIQ Corp *                            47,065       2,806,251
New Focus Inc *                         15,400       1,264,725
Niku Corp *                             94,000       3,172,500
Numerical Technologies Inc *            46,600       2,265,925
ONI Systems Corp *                       7,600         890,744
Online Resources & Comm Corp *         120,000         772,500
OpenTV Corp *                           32,000       1,436,000
OTG Software Inc *                     108,000       3,084,750
Parthus Technologies PLC *             100,000       2,850,000
PC-Tel Inc *                            54,000       2,052,000
Peregrine Systems Inc *                291,400      10,107,938
Power Integrations Inc *               125,000       2,945,313
Quantum Effect Devices *                61,200       3,488,400
Rambus Inc *                            78,400       8,075,200
REMEC Inc *                             88,000       3,685,000
Remedy Corp *                          107,000       5,965,250
Riverdeep Group *                       93,000       1,801,875
RSA Security Inc *                      94,000       6,509,500
Savvis Communications Corp *            95,800       1,251,388
SCG Holding Corp *                      87,400       1,911,875
Selectica Inc *                         61,400       4,301,838
Sensormatic Electronics Corp           106,600       1,685,613
Snowball.com Inc *                      45,000         219,375
Sonus Networks Inc *                     3,000         473,625
SpectraSite Holdings Inc *             110,000       3,121,250
Unova Inc *                             49,000         358,313
VIA NET.WORKS Inc *                    123,000       1,898,813
WorldGate Communications Inc *          18,200         323,050
Xpedior Inc *                          208,000       2,873,000
Zoran Corp *                            60,000       3,956,250
                                                 --------------
                                                   161,597,554
                                                 --------------
Utilities - 4.98%

Allied Riser Communications *          117,000       1,652,625
Choice One Communications Inc *         31,100       1,269,269
Cypress Communications Inc *           145,900       1,057,775
Dobson Communications Corp *           102,000       1,963,500
Globalstar Telecommunications Ltd *     68,232         614,088
ICG Communications Inc *               155,000       3,419,688
MDU Resources Group                    112,900       2,441,463
Mediacom Communications Corp *         241,400       3,711,525
Net2000 Communications *               112,600       1,843,825
New Jersey Resources                    60,100       2,287,556
Pac-West Telecomm Inc *                 54,000       1,080,000
South Jersey Industries Inc             75,700       1,968,200

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Tritel Inc *                            90,800      $2,695,625
Triton PCS Holdings Inc 'A' *           23,000       1,328,250
Viatel Inc *                           128,000       3,656,000
Washington Gas Light Co                122,600       2,950,063
                                                 --------------
                                                    33,939,452
                                                 --------------

Total Common Stocks
   (Cost $540,195,024)                             603,461,027
                                                 --------------

                                   Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENTS - 11.44%

COMMERCIAL PAPER - 7.31%

E.W. Scripps Co
   6.540% due 07/28/00 ~           $25,000,000      24,877,375
Sony Capital Corp
   6.580% due 07/05/00              25,000,000      24,981,722
                                                 --------------


Total Commercial Paper                              49,859,097
                                                 --------------


SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 4.13%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $28,106,291; collateralized by U.S.
   Treasury Notes--market value
   $28,657,575 and due 05/31/01)    28,137,225      28,137,225
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                        28,137,225
                                                 --------------

Total Short-Term Investments
   (Cost $77,996,322)                               77,996,322
                                                 --------------


TOTAL INVESTMENTS - 99.95%
   (Cost $618,191,346)                             681,457,349


OTHER ASSETS AND
LIABILITIES, NET - 0.05%                               325,650
                                                 --------------

NET ASSETS - 100.00%                              $681,782,999
                                                 --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                   $618,191,346
                                                                --------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost              $159,833,921

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value               (96,567,918)
                                                                --------------

Net unrealized appreciation                                       $63,266,003
                                                                --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                     Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 90.05%

Australia - 2.96%

ANZ Banking Group                      174,500      $1,337,072
Broken Hill Proprietary                200,000       2,362,693
Cable & Wireless Optus *               398,000       1,185,557
Lend Lease Corp Ltd                     13,712         174,765
News Corp Ltd ADR                       19,300       1,051,850
Westpac Banking Corp                   198,500       1,430,730
                                                 --------------
                                                     7,542,667
                                                 --------------
Brazil - 0.30%

Telecomunicacoes de Sao Paulo SA        40,500         749,250
                                                 --------------

Canada - 3.43%

Bank of Nova Scotia                     43,800       1,073,631
Bombardier Inc 'B'                      42,000       1,140,118
Inco Ltd *                              44,500         682,119
Manulife Financial Corp *               27,100         477,622
Nortel Networks Corp                    14,000         970,896
Nortel Networks Corp ADR                 5,800         395,850
Suncor Energy                           30,000         692,822
Thomson Corp                            72,600       2,483,078
Toronto Dominion Bank                   33,400         811,939
                                                 --------------
                                                     8,728,075
                                                 --------------
Finland - 3.04%

Nokia Oyj                              137,600       7,030,009
UPM-Kymmene Group                       28,900         718,225
                                                 --------------
                                                     7,748,234
                                                 --------------
France - 6.69%

BIC SA                                  16,400         804,176
Bouygues                                 3,333       2,230,094
Cie De St Gobain                         7,200         974,508
DANONE Group                             7,000         930,042
Lvmh Moet Hennessy Louis Vuitton *       2,300         949,513
Michelin (CGDE) B Ord Compagne           6,000         192,756
Pechiney SA 'A'                          8,200         342,519
Peugeot SA                               4,700         944,322
Sanofi-Synthelabo SA                    41,400       1,974,652
STMicroelectronics                      13,000         834,438
STMicroelectronics NV                   42,900       2,706,394
TF1-TV Francaise                        30,000       2,093,312
Total Fina SA                            4,500         690,793
Vivendi                                 15,600       1,378,546
                                                 --------------
                                                    17,046,065
                                                 --------------
Germany - 6.52%

Aixtron AG                               9,200       1,247,844
BMW AG                                  46,800       1,427,008
DaimlerChrysler AG *                    12,000         637,743
Degussa-Huels AG                         1,500          42,081
Deutsche Bank AG                         2,300         192,475
Deutsche Telekom AG                     12,500         721,667
EPCOS AG *                               9,000         913,601

---------------------------------------------------------------

                                                     Market
                                     Shares          Value
                                     ------          -----

Infineon Technologies ADR *              9,500        $752,875
Infineon Technologies AG *              67,400       5,501,834
Intershop Communications AG *            1,500         686,778
Siemens AG                              28,800       4,316,466
Thyssen Krupp AG                         2,800          44,615
T-Online International AG * ~            3,700         120,776
                                                 --------------
                                                    16,605,763
                                                 --------------
Hong Kong - 1.83%

Cable & Wireless HKT Ltd               412,600         907,703
Hutchison Whampoa                      160,100       2,012,648
Johnson Electric Holdings              151,500       1,433,260
Legend Holdings Ltd *                  100,000          96,850
Li & Fung Ltd                           24,000         120,068
Shangri-La Asia * ~                     86,000         101,493
                                                 --------------
                                                     4,672,022
                                                 --------------
Ireland - 0.60%

Allied Irish Banks                      80,196         720,560
CRH PLC                                 45,000         812,950
                                                 --------------
                                                     1,533,510
                                                 --------------
Italy - 2.27%

Assicurazioni Generali                  33,500       1,149,553
ENI Spa Reg                            402,000       2,324,723
Fiat Spa RNC *                           7,000          96,417
Telecom Italia Mobile Risp Spa         228,000       1,148,511
Telecom Italia Mobile Spa               10,000         102,276
Telecom Italia Spa RNC *                17,000         112,934
Unicredito Italiano                    175,000         838,041
                                                 --------------
                                                     5,772,455
                                                 --------------
Japan - 25.27%

Advantest Corp                           9,900       2,205,388
Aiful Corp                               6,000         552,725
Chudenko Corp                           12,000         168,869
Chugai Pharmaceutical                   25,000         472,142
DDI Corp                                    21         201,761
FANUC Ltd                                9,000         914,708
Fuji Soft ABC Inc                       13,000         770,216
Fujitsu Ltd                              2,000          69,138
Fujitsu Support & Service                3,400         336,269
Hirose Electric                         15,600       2,425,997
Hitachi Ltd                             62,000         893,515
Japan Air Lines Ltd                     31,000         117,675
Jusco *                                 79,000       1,495,691
Kao Corp                                34,000       1,037,630
Keyence Corp                             2,900         956,059
Kokusai Securities Co                    6,000          83,022
Mabuchi Motor Co Ltd                     7,000         903,311
Mitsubishi Heavy Industries            273,000       1,208,590
Mitsubishi Motors Corp *               279,000       1,190,477
Mitsui Chemicals Inc                   138,000         963,199
Mitsui Marine & Fire Insurance         112,000         538,030
Murata Manufacturing Co                 18,000       2,580,511
NEC Corp                               206,000       6,461,451
Nikon Corp                             111,000       4,108,981
Nintendo Corp Inc                       10,400       1,814,233

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                     Market
                                     Shares          Value
                                     ------          -----

Nippon Sheet Glass Co                   64,000        $888,579
Nippon Telegraph & Telephone                80       1,062,497
Nissan Motor Co Ltd                    340,000       2,001,601
Nomura Securities                       21,000         513,305
NTT DoMoCo Inc                             157       4,244,242
Rohm & Haas Co                           8,700       2,540,385
Sakura Bank                             76,000         524,730
Sankyo Co Ltd                           43,000         970,047
Sanwa Bank                              76,000         605,623
Sekisui House Ltd                       88,000         813,149
Shin-Etsu Chemical Co                   14,000         709,462
Shionogi                                36,000         683,276
Sony Corp                               58,200       5,427,213
Sumitomo Forestry Co Ltd                55,000         369,378
Sunitomo Marine & Fire Insurance       148,000         860,133
Suzuki Motor Co                         40,000         515,424
Taiyo Yuden Co                          15,000         938,162
THK Co Ltd                              25,000       1,262,186
Tokyo Electron Ltd                      39,000       5,333,961
Tokyo Seimitsu Corp                      2,800         374,511
Toray Industries Inc                   179,000         725,004
Uni-Charm Corp                           8,000         483,775
USHIO Inc                                2,000          55,009
                                                 --------------
                                                    64,371,240
                                                 --------------
Mexico - 1.59%

Panamerican Beverages Inc               19,100         285,306
Telefonos De Mexico ADR                 65,700       3,753,113
                                                 --------------
                                                     4,038,419
                                                 --------------
Netherlands - 6.13%

ABN Amro Holding NV                    109,500       2,685,719
Aegon NV                                96,200       3,427,080
ASM Lithography Holding NV *            98,500       4,238,688
DSM NV                                   4,105         131,838
Heineken NV                             35,300       2,151,021
ING Groep NV                            16,500       1,116,624
KLM Royal Dutch Airlines                40,500       1,091,676
United Pan-Europe Comm NV *             20,000         523,615
Wolters Kluwer                           9,200         245,348
                                                 --------------
                                                    15,611,609
                                                 --------------
Norway - 0.62%

Norsk Hydro A/S                         37,500       1,575,409
                                                 --------------

Portugal - 0.78%

Portugal Telecom SA Reg                117,000       1,315,173
PT Multimedia Servicos *                10,600         526,865
Telecel Comunicacoes Pessoais SA *       9,500         144,381
                                                 --------------
                                                     1,986,419
                                                 --------------
Singapore - 1.01%

Chartered Semiconductor *               69,000         602,777
Creative Technology Ltd *                9,000         217,125
Creative Technology Ltd ADR *           18,000         429,825
DBS Bank                                73,000         937,576

---------------------------------------------------------------

                                                     Market
                                     Shares          Value
                                     ------          -----

Singapore Airline Ltd                   28,000        $277,003
Singapore Tech Engineer                 80,000         117,559
                                                 --------------
                                                     2,581,865
                                                 --------------
South Korea - 1.91%

Hyundai Motor Co *                      95,000         617,500
Korea Telecom Corp                         600          29,025
Samsung Electronics GDR                 21,880       4,222,840
                                                 --------------
                                                     4,869,365
                                                 --------------
Spain - 2.61%

Banco Bilbao Vizcaya                    78,500       1,174,286
Banco Popular Espanol                    3,000          92,909
Telefonica De Espana SA                242,300       5,211,055
Telefonica SA *                          2,600         166,563
                                                 --------------
                                                     6,644,813
                                                 --------------
Sweden - 1.74%

Ericsson 'B'                           114,000       2,263,204
Foreningssparbanken AB                  79,000       1,159,419
Svenska Handelsbanken 'A'               69,000       1,004,807
                                                 --------------
                                                     4,427,430
                                                 --------------
Switzerland - 3.99%

Adecco SA                                  930         790,955
Holderbank Finan Glarus AG Bearer           50          61,363
Holderbank Finan Glarus AG *             1,050         343,417
Nestle SA Bearer Reg                       690       1,382,413
Novartis AG Reg                          1,280       2,029,589
Richemont (Fin)                            727       1,960,645
Roche Holding                               41         399,521
Schweiz Ruckvers Reg *                     560       1,142,577
Swisscom AG                              5,945       2,061,133
                                                 --------------
                                                    10,171,613
                                                 --------------
Taiwan - 2.61%

Asustek Computer Inc ~                  75,616         699,448
Hon Hai Precision * ~                   25,000         621,250
Taiwan Semiconductor ADR *             137,500       5,328,125
                                                 --------------
                                                     6,648,823
                                                 --------------
United Kingdom - 14.15%

AstraZeneca PLC                        103,700       4,837,111
AstraZeneca PLC ADR                        700          32,550
BAE SYSTEMS PLC                        179,300       1,119,398
BG PLC                                  53,000         342,339
British Airways                         18,000         103,780
Cable & Wireless PLC *                  30,000         510,370
Cadbury Schwepps PLC                   270,000       1,777,765
COLT Telecom Group PLC *                   200           6,656
Dixons Group PLC                       127,333         516,459
Enterprise Oil PLC                      99,600         842,306
GKN PLC                                 80,500       1,027,119
Glaxo Holdings                          20,500         598,350
Halifax Group PLC                       18,000         173,035
Invensys PLC *                         542,000       2,036,028
Land Securities PLC *                   61,500         733,873
Laporte PLC                             71,000         515,123

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                     Market
                                     Shares          Value
                                     ------          -----

Laporte PLC 'B'                        176,000          $2,001
Lloyds TSB Group                       359,700       3,414,173
Reuters Group PLC                      137,000       2,347,307
Royal Bank of Scotland *                69,500       1,161,281
Shell Transport & Trading              158,500       1,336,210
Tesco PLC                              160,000         497,937
TI Group PLC *                          22,000         118,919
Unilever PLC                           147,900         893,089
Vodafone AirTouch PLC                2,316,323       9,412,494
Zeneca Group                            36,200       1,693,851
                                                 --------------
                                                    36,049,524
                                                 --------------

Total Common Stocks
   (Cost $229,479,224)                             229,374,570
                                                 --------------

                                   Principal
                                     Amount          Value
                                     ------          -----

SHORT-TERM INVESTMENT - 11.15%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 11.15%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $28,429,829; collateralized by U.S.
   Treasury Bonds--market value
   $28,985,775 and due 11/15/27)   $28,417,396      28,417,396
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                        28,417,396
                                                 --------------

Total Short-Term Investment
   (Cost $28,417,396)                               28,417,396
                                                 --------------


TOTAL INVESTMENTS - 101.20%
   (Cost $257,896,620)                             257,791,966


OTHER ASSETS AND
LIABILITIES, NET - (1.20%)                          (3,065,825)
                                                 --------------


NET ASSETS - 100.00%                              $254,726,141
                                                 --------------

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Forward foreign currency contracts outstanding at June 30, 2000, were summarized as follows:

                     Principal
Contracts              Amount                     Unrealized
to Buy or            Covered by    Expiration    Appreciation
 to Sell   Currency  Contracts       Month       (Depreciation)
--------------------------------------------------------------
  Sell        AD      3,326,988        8/00           ($52,242)
  Sell        BP         95,797        7/00              6,073
  Sell                  154,262        8/00              2,222
  Sell                1,037,998        9/00            (22,380)
  Sell        CD        972,461        8/00             (8,004)
  Sell                  602,000        9/00                157
   Buy        ED      1,040,630        7/00             10,852
   Buy                3,843,319        8/00            146,448
   Buy                2,080,738        9/00             44,853
   Buy                  930,865       11/00             50,965
   Buy                  380,664        2/01             (6,573)
  Sell        JY     86,704,120        7/00             12,100
  Sell               91,054,980        8/00            (44,176)
  Sell               89,223,420       11/00            (11,632)
  Sell               39,547,200        2/01            (27,637)
                                                 --------------
                                                      $101,026
                                                 --------------

          Principal amount denoted in the indicated currency:
             AD - Australian Dollar
             BP - British Pound
             CD - Canadian Dollar
             ED - Euro Dollar
             JY - Japanese Yen

(b) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $257,896,620
                                                 --------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                      $12,164,593

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                    (12,269,247)
                                                 --------------

Net unrealized depreciation                          ($104,654)
                                                 --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----

CORPORATE BONDS & NOTES - 47.95%

Autos & Transportation - 5.61%

AMR Corp
   9.000% due 09/15/16              $4,500,000      $4,318,285
DaimlerChrysler Corp
   7.450% due 03/01/27               2,000,000       1,924,320
Federal-Mogul Corp
   7.500% due 01/15/09                 375,000         257,553
Ford Motor Co
   7.700% due 05/15/97               2,000,000       1,857,396
General Motors Corp
   7.400% due 09/01/25               1,000,000         938,520
Hayes Lemmerz International Inc
   8.250% due 12/15/08                 500,000         425,000
Lear Corp
   9.500% due 07/15/06                 500,000         482,500
TRW Inc
   7.750% due 06/01/29               1,000,000         905,117
                                                 --------------
                                                    11,108,691
                                                 --------------
Consumer Discretionary - 6.09%

Alaska Communications Holdings Inc
   9.375% due 05/15/09                 375,000         347,812
Chancellor Media Corp
   8.000% due 11/01/08                 250,000         252,187
   8.125% due 12/15/07                 250,000         252,812
Fred Meyer Inc
   7.450% due 03/01/08               1,100,000       1,053,557
Intermedia Communications Inc
   8.600% due 06/01/08                 250,000         232,500
Lenfest Communications Inc
   8.375% due 11/01/05                 600,000         609,354
News America Holdings Inc
   7.250% due 05/18/18                 300,000         263,775
   7.750% due 12/01/45               2,100,000       1,829,106
Panamsat Corp
   6.125% due 01/15/05               1,680,000       1,548,317
Tele-Communications Inc
   8.250% due 01/15/03                 570,000         585,284
Time Warner Entertainment
   8.375% due 07/15/33               2,000,000       2,037,294
Viacom Inc
   7.750% due 06/01/05               2,260,000       2,278,042
Waste Management Inc
   6.125% due 07/15/01                 800,000         774,861
                                                 --------------
                                                    12,064,901
                                                 --------------
Consumer Staples - 3.15%

Aurora Foods Inc
   9.875% due 02/15/07                 250,000         146,250
International Home Foods Inc
   10.375% due 11/01/06                500,000         537,500
J Seagram & Sons
   6.250% due 12/15/01                 450,000         442,724
Keebler Foods Corp
   10.750% due 07/01/06                375,000         399,141

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----

Philip Morris Cos Inc
   7.000% due 07/15/05                $340,000        $322,236
   7.125% due 08/15/02               1,300,000       1,277,377
   7.625% due 05/15/02                 200,000         198,588
   7.750% due 01/15/27                 900,000         788,080
Riverwood International
   10.625% due 08/01/07                250,000         243,750
RJ Reynolds Tobacco
   7.375% due 05/15/03               1,190,000       1,109,731
Safeway Inc
   6.050% due 11/15/03                 805,000         768,637
                                                  -------------
                                                     6,234,014
                                                  -------------
Financial Services - 17.59%

American General Corp
   7.500% due 07/15/25               1,500,000       1,409,176
BankAmerica Corp
   7.200% due 09/15/02               1,000,000         996,036
   7.500% due 10/15/02                 500,000         501,216
   7.875% due 12/01/02               2,500,000       2,524,717
Beneficial Corp
   6.250% due 02/18/13               1,240,000       1,209,821
Capital One Bank
   6.480% due 06/28/02               1,200,000       1,166,341
   6.760% due 07/23/02               2,000,000       1,951,772
CitiCorp
   7.200% due 06/15/07               1,450,000       1,417,568
   8.000% due 02/01/03               1,000,000       1,011,900
Conseco Inc
   8.500% due 10/15/02                 530,000         384,250
Countrywide Capital III
   8.050% due 06/15/27                 775,000         668,590
Countrywide Home Loans Inc
   6.970% due 03/28/03               1,500,000       1,470,599
EOP Operating LP
   6.375% due 02/15/03               1,000,000         960,753
FleetBoston Financial Corp
   6.875% due 01/15/28                 950,000         812,139
Ford Motor Credit Co
   7.200% due 06/15/07               1,300,000       1,263,454
Household Financial Corp
   6.000% due 05/01/04               1,300,000       1,226,121
HSBC Holdings PLC
   7.500% due 07/15/09                 370,000         364,006
Long Island Savings Bank
   6.200% due 04/02/01               1,900,000       1,881,842
   7.000% due 06/13/02                 875,000         865,422
MBNA Corp
   6.450% due 02/15/08               2,500,000       2,431,063
Merita Bank PLC
   6.500% due 04/01/09                 500,000         458,197
MIC Financing Trust
   8.375% due 02/01/27                 500,000         436,479
National Westminster Bank PLC
   7.375% due 10/01/09                 530,000         515,881
NationsBank Corp
   6.375% due 05/15/05                 925,000         881,523
   7.250% due 10/15/25                 840,000         759,000

See Notes to Financial Statements

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----

Providian National Bank
   6.650% due 02/01/04              $1,000,000        $957,548
Sears Roebuck Acceptance Corp
   6.630% due 07/09/02               1,866,000       1,833,494
Simon Debartolo Group
   6.625% due 06/15/03               1,065,000       1,019,307
   6.750% due 07/15/04                 600,000         567,994
US West Capital Funding Inc
   6.875% due 07/15/28               2,280,000       1,965,023
Wells Fargo & Co
   6.625% due 07/15/04                 945,000         922,578
                                                 --------------
                                                    34,833,810
                                                 --------------
Health Care - 0.16%

Tenet Healthcare Corp
   8.000% due 01/15/05                 260,000         250,900
   8.625% due 12/01/03                  80,000          79,210
                                                 --------------
                                                       330,110
                                                 --------------
Materials & Processing - 1.20%

Lyondell Chemical Co
   9.875% due 05/01/07                 375,000         371,250
Nortek Inc
   8.875% due 08/01/08                 250,000         227,500
Owens Corning
   7.500% due 05/01/05               1,420,000         986,027
SD Warren Co
   14.000% due 12/15/06                500,000         555,000
Wesco Distributor
   9.125% due 06/01/08                 250,000         230,000
                                                 --------------
                                                     2,369,777
                                                 --------------
Other - 0.64%

ITT Industries Inc
   6.250% due 11/15/00                 700,000         694,464
   6.750% due 11/15/03                 625,000         580,536
                                                 --------------
                                                     1,275,000
                                                 --------------
Other Energy - 1.56%

Occidental Petroleum Corp
   7.200% due 04/01/28                 745,000         652,131
   8.450% due 02/15/29                 595,000         614,517
Petroleum Geo Services
   7.125% due 03/30/28                 450,000         373,476
Williams Cos Inc
   7.625% due 07/15/19               1,500,000       1,445,910
                                                 --------------
                                                     3,086,034
                                                 --------------
Producer Durables - 2.12%

Crown Castle International Corp
   0.000% due 05/15/04                 750,000         462,188
Packaging Corp of America
   9.625% due 04/01/09                 500,000         498,750

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----
Tyco International Group
   5.875% due 11/01/04                $600,000        $561,298
   6.375% due 06/15/05               1,720,000       1,626,289
   6.875% due 01/15/29                 700,000         600,341
United Rentals Inc
   8.800% due 08/15/08                 500,000         442,500
                                                 -------------
                                                     4,191,366
                                                 -------------
Technology - 1.24%

Fisher Scientific International
   9.000% due 02/01/08                 500,000         460,000
Grupo Industrial
   12.625% due 08/01/03                200,000         201,000
Huntsman ICI Chemicals
   10.125% due 07/01/09                250,000         253,125
National Power
   7.625% due 11/15/00                 500,000         498,716
Raytheon Co
   6.300% due 03/15/05               1,100,000       1,036,011
                                                 -------------
                                                     2,448,852
                                                 -------------
Utilities - 8.59%

360 Communication
   7.125% due 03/01/03               1,350,000       1,343,145
Adelphia Communications Corp
   7.875% due 05/01/09                 250,000         211,875
   9.375% due 11/15/09                 250,000         232,500
   10.250% due 07/15/00                175,000         176,453
Allied Waste North America Inc
   7.625% due 01/01/06                 500,000         440,000
Calenergy Co Inc
   7.230% due 09/15/05                 600,000         583,726
Charter Communications Holdings
   8.250% due 04/01/07                 500,000         443,750
CMS Energy Corp
   6.750% due 01/15/04                 290,000         268,682
   7.375% due 11/15/00                 750,000         745,187
Comcast UK Cable
   0.000% due 11/15/00                 500,000         468,750
McLeodUSAInc
   8.125% due 02/15/09                 250,000         226,250
MetroMedia Fiber Network Inc
   10.000% due 12/15/09                250,000         247,500
Metronet Communications Corp
   0.000% due 06/15/03                 625,000         509,124
Nextel Communications Inc
   9.375% due 11/15/09                 500,000         480,000
Nextel Communications Inc Step-up
   0.000% due 02/15/03                 500,000         368,750
Niagara Mohawk Power Corp
   6.875% due 04/01/03                 550,000         537,782
   7.000% due 10/01/00                 510,366         509,635
   7.750% due 05/15/06               2,400,000       2,391,499
   8.000% due 06/01/04                 500,000         504,643
Sprint Capital Corp
   6.875% due 11/15/28               1,000,000         867,541
   6.900% due 05/01/19                 650,000         578,380

See Notes to Financial Statements

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----

Telewest PLC
   0.000% due 10/01/00                $375,000        $357,188
   0.000% due 04/15/04                 500,000         271,250
   0.000% due 02/01/10                 250,000         134,375
Texas Utilities Electric Co
   7.170% due 08/01/07               2,000,000       1,931,902
WorldCom Inc
   6.400% due 08/15/05               1,500,000       1,423,326
   7.750% due 04/01/27                 750,000         747,658
                                                 --------------
                                                    17,000,871
                                                 --------------

Total Corporate Bonds & Notes
   (Cost $87,996,677)                               94,943,426
                                                 --------------


MORTGAGE-BACKED SECURITIES - 10.27%

Collateralized Mortgage Obligations - 6.84%

Bear Stearns Commercial Mortgage Inc
   6.440% due 06/16/08 "             2,500,000       2,354,877
CitiCorp Mortgage Securities
   6.750% due 04/25/28 "             3,900,000       3,706,034
Commercial Mortgage Acceptance Corp
   6.490% due 05/15/08 "             2,500,000       2,360,488
First Union Lehman Brothers
   6.560% due 11/18/08 "             2,600,000       2,469,334
GE Capital Mortgage Services Inc
   5.583% due 12/25/23 "             3,214,900       2,661,294
                                                 --------------
                                                    13,552,027
                                                 --------------
Federal Home Loan Mortgage Corporation - 1.61%

   5.000% due 06/15/09 "             3,724,000       3,178,397
                                                 --------------

Federal National Mortgage Association - 1.82%

   6.000% due 05/18/28 "             4,000,000       3,597,980
                                                 --------------


Total Mortgage-Backed Securities
   (Cost $33,791,451)                               20,328,404
                                                 --------------


OTHER ASSET-BACKED SECURITIES - 9.12%

AESOP Funding II LLC
   6.140% due 05/20/06 "             2,500,000       2,370,162
American Business Financial Service
   6.455% due 09/25/29 "             6,000,000       5,676,750
ContiMortgage Home Equity Loan Trust
   6.470% due 12/25/13 "             3,000,000       2,805,525
Green Tree Financial
   6.630% due 06/01/30 "             2,700,000       2,360,084
   6.860% due 07/15/29 "             1,857,136       1,719,605

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----

IMC Home Equity Loan Trust
   6.340% due 08/20/29 "            $2,500,000      $2,375,463
Option One Mortgage Securities Corp
   10.800% due 12/26/29 "              752,913         745,972
                                                 --------------

Total Other Asset-Backed Securities
   (Cost $19,206,188)                               18,053,561
                                                 --------------


U.S. TREASURY BOND - 0.65%

   8.750% due 08/15/20               1,000,000       1,285,854
                                                 --------------

Total U.S. Treasury Bond
   (Cost $1,285,078)                                 1,285,854
                                                 --------------


U.S. TREASURY STRIPPED - 21.88%

   0.000% due 05/15/13              10,660,000       4,798,930
   0.000% due 05/15/17               8,900,000       3,136,493
   0.000% due 11/15/18              23,650,000       7,609,908
   0.000% due 02/15/19               5,500,000       1,745,656
   0.000% due 05/15/20 **           33,500,000       9,863,941
   0.000% due 08/15/20              22,090,000       6,416,814
   0.000% due 08/15/25              17,870,000       3,950,485
   0.000% due 02/15/26               5,400,000       1,164,159
   0.000% due 08/15/26              11,000,000       2,313,212
   0.000% due 11/15/26               4,340,000         899,200
   0.000% due 08/15/27               7,150,000       1,423,944
                                                 --------------

Total U.S. Treasury Stripped
   (Cost $42,408,618)                               43,322,742
                                                 --------------


FOREIGN BONDS - 2.91%

Bermuda - 0.12%

Global Crossing Holdings Ltd
   9.125% due 11/15/06                 250,000         240,625
                                                 --------------

Canada - 0.74%

Gulf Canada Resources
   9.250% due 01/15/04                 375,000         378,750
Hydro Quebec
   8.625% due 06/15/29               1,000,000       1,089,718
                                                 --------------
                                                     1,468,468
                                                 --------------
Germany - 0.32%

Deutsche Telekom International Financial
   7.750% due 06/15/05                 640,000         645,151
                                                 --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----

Mexico - 0.21%

Pemex Finance Ltd
   9.030% due 02/15/11                $220,000        $227,129
TFM SA De CV
   0.000% due 06/15/09                 280,000         192,500
                                                 --------------
                                                       419,629
                                                 --------------
Norway - 0.46%

Norsk Hydro A/S
   7.150% due 01/15/29               1,000,000         905,467
                                                 --------------

Poland - 0.15%

PTC International Finance
   0.000% due 07/01/07                 410,000         292,125
                                                 --------------

South Korea - 0.17%

Hanvit Bank
   11.750% due 03/01/05                160,000         155,600
   11.750% due 03/01/10                180,000         175,050
                                                 --------------
                                                       330,650
                                                 --------------
United Kingdom - 0.74%

British Sky Broadcasting Group PLC
   8.200% due 07/15/09                 455,000         427,565
Orange PLC
   8.750% due 06/01/06               1,000,000       1,032,500
                                                 --------------
                                                     1,460,065
                                                 --------------

Total Foreign Bonds
   (Cost $5,427,402)                                 5,762,180
                                                 --------------


FOREIGN GOVERNMENT BONDS - 4.04%

Brazil - 0.25%

Brazil 'C' Bond Var Brady
   8.000% due 04/15/14                 506,110         375,360
Brazil Federal Republic
   14.500% due 10/15/09                110,000         117,700
                                                 --------------
                                                       493,060
                                                 --------------
Bulgaria - 0.31%

Bulgaria
   2.750% due 07/28/12                 830,000         614,062
                                                 --------------

Canada - 1.43%

Quebec Province
   7.500% due 07/15/23               2,495,000       2,450,447
Saskatchewan Province
   8.500% due 07/15/22                 340,000         373,393
                                                 --------------
                                                     2,823,840
                                                 --------------

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----
Mexico - 0.10%

United Mexican States
   9.875% due 02/01/10                $200,000       $207,500
                                                 -------------

Panama - 0.83%

Republic of Panama
   7.875% due 02/13/02                 500,000        492,008
   7.930% due 05/10/02                 772,347        757,072
   9.375% due 04/01/29                 420,000        402,675
                                                 -------------
                                                    1,651,755
                                                 -------------
Peru - 0.29%

Peru-Flirb
   3.750% due 03/07/17                 950,000        577,331
                                                 -------------

Philippines - 0.37%

Republic of Philippines
   9.500% due 10/21/24                 280,000        261,100
   10.625% due 03/16/25                560,000        480,200
                                                 -------------
                                                      741,300
                                                 -------------
Poland - 0.11%

Poland Reg'd Rsta
   4.000% due 10/27/24                 320,000        207,763
                                                 -------------

Qatar - 0.20%

State of Qatar
   9.500% due 05/21/09                 230,000        236,180
   9.750% due 06/15/30                 160,000        158,200
                                                 -------------
                                                      394,380
                                                 -------------
Turkey - 0.15%

Republic of Turkey
   11.750% due 06/15/10                280,000        287,000
                                                 -------------


Total Foreign Government Bonds
   (Cost $8,002,345)                                7,997,991
                                                 -------------

See Notes to Financial Statements

PACIFIC SELECT FUND
BOND AND INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal
                                     Amount          Value
                                     ------          -----

SHORT-TERM INVESTMENTS - 2.74%

SECURITIES HELD UNDER REPURCHASE
AGREEMENTS - 2.74%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $22,010; collateralized by U.S.
   Treasury Notes--market value
   $22,775 and due 11/15/16)           $22,000         $22,000

Goldman Sachs
   6.866% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $5,403,089; collateralized by
   Fannie Mae--market value
   $5,947,762 and due 02/19/04)      5,400,000       5,400,000
                                                 --------------

Total Securities Held Under Repurchase
   Agreements                                        5,422,000
                                                 --------------

Total Short-Term Investments
   (Cost $5,422,000)                                 5,422,000
                                                 --------------


TOTAL INVESTMENTS - 99.56%
   (Cost $203,539,759)                             197,116,158


OTHER ASSETS AND
LIABILITIES, NET - 0.44%                               869,927
                                                 --------------


NET ASSETS - 100.00%                              $197,986,085
                                                 ==============

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $1,325,007 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:
                                                  Unrealized
                                   Number of     Appreciation
              Type                 Contracts     (Depreciation)
--------------------------------------------------------------
U.S. Treasury 5-Year Notes (9/00)     382           ($843,472)
U.S. Treasury 10-Year Notes (9/00)    231             595,363
U.S. Treasury 30-Year Bonds (9/00)    341           1,218,226
                                                 -------------
                                                     $970,117
                                                 -------------

(b) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $203,509,564
                                                 -------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                      $1,561,060

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                    (7,984,661)
                                                 -------------

Net unrealized depreciation                       ($6,423,601)
                                                 -------------


See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 98.08%

Autos & Transportation - 0.11%

Kansas City Southern Industries Inc     15,300      $1,356,919
                                                 --------------

Consumer Discretionary - 12.51%

Amazon.com Inc *                        28,700       1,042,168
America Online Inc *                   406,100      21,421,775
AT&T Corp - Liberty Media Group 'A' *  163,700       3,969,725
Barnes & Noble Inc *                    62,900       1,399,525
BJ's Wholesale Club Inc *               26,200         864,600
Circuit City Stores Inc                 87,900       2,917,181
CMGI *                                  35,000       1,603,437
CNET Networks Inc *                      4,600         112,987
Commerce One Inc                        24,300       1,102,613
DoubleClick Inc *                       21,400         815,875
EarthLink Inc *                          5,131          79,210
eBay Inc *                              18,900       1,026,506
Exodus Communications Inc *             74,900       3,450,081
Federated Department Stores *          202,000       6,817,500
Fox Entertainment Group Inc *           39,600       1,202,850
Hertz Corp 'A'                         146,600       4,113,962
Home Depot Inc                         339,650      16,961,271
Infinity Broadcasting Corp *            33,400       1,217,012
InfoSpace.com Inc *                     25,600       1,414,400
InterNAP Network Services Corp *         9,300         386,096
Intimate Brands Inc                    131,700       2,601,075
Knight-Ridder Inc                       24,500       1,303,094
Limited Inc                            266,600       5,765,225
Lycos Inc *                             17,200         928,800
Manpower Inc                            34,100       1,091,200
Marriott International Inc 'A'          90,100       3,249,231
New York Times Co 'A'                   27,600       1,090,200
Nike Inc 'B'                            53,100       2,114,044
Omnicom Group Inc                      102,500       9,128,906
priceline.com Inc *                      7,800         296,278
Republic Services Inc 'A' *            314,500       5,032,000
Talbots Inc                             24,500       1,345,969
Target Corp                             52,400       3,039,200
The Walt Disney Co                      78,400       3,042,900
Tiffany & Co                           117,200       7,911,000
Time Warner Inc                        156,500      11,894,000
TMP Worldwide Inc *                     12,700         937,418
Verticalnet Inc                         17,000         627,938
Viacom Inc                              43,000       2,932,062
Wal-Mart Stores Inc                    238,700      13,755,088
Yahoo! Inc *                            44,500       5,512,438
Zale Corp *                             38,600       1,408,900
                                                 --------------
                                                   156,925,740
                                                 --------------
Consumer Staples - 3.05%

Coca-Cola Co                            42,600       2,446,837
Conagra Inc                            204,200       3,892,562
CVS Corp                                78,200       3,128,000
Hormel Foods Corp                       62,600       1,052,462

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

IBP Inc                                174,000      $2,686,125
Keebler Foods Co                        52,200       1,937,925
McCormick & Co Inc                      35,800       1,163,500
Nabisco Group Holdings Corp 'A'        238,400       6,183,500
Pepsi Bottling Group Inc                85,400       2,492,612
PepsiCo Inc                            173,900       7,727,681
Smuckers 'A'                             7,000         134,750
Suiza Foods Corp *                      30,000       1,466,250
Sysco Corp                              70,000       2,948,750
Tyson Foods Inc 'A'                    109,700         959,875
                                                  -------------
                                                    38,220,829
                                                  -------------
Financial Services - 2.25%

Ameritrade Holding Corp *                2,500          29,062
CheckFree Holdings Corp *                8,900         458,906
Comdisco Inc                            41,900         934,894
DST Systems Inc *                       15,200       1,157,100
E*TRADE Group Inc *                     19,400         320,100
Homestore.com Inc *                      2,300          67,131
Legg Mason Inc                          23,700       1,185,000
Lehman Brothers Holdings Inc            87,300       8,255,306
Merrill Lynch & Co Inc                  76,600       8,809,000
Portal Software Inc                     13,800         881,475
Schwab (Charles) Corp                  182,550       6,138,243
                                                  -------------
                                                    28,236,217
                                                  -------------
Health Care - 14.81%

Allergan Inc                           190,500      14,192,250
Alpharma Inc                            31,400       1,954,650
Amgen Inc *                            276,900      19,452,225
Baxter International Inc               173,600      12,206,250
Cardinal Health Inc                     52,813       3,908,162
Chiron Corp                             29,400       1,396,500
Forest Laboratories Inc *               12,700       1,282,700
Genentech Inc *                         53,700       9,236,400
Healtheon/WebMD Corp *                   1,700          25,181
Johnson & Johnson                      141,200      14,384,750
Lilly (Eli) & Co                        25,600       2,556,800
MedImmune Inc *                         65,400       4,839,600
Medtronic Inc                           44,500       2,216,656
Merck & Co Inc                         366,000      28,044,750
Millennium Pharmaceuticals Inc *        25,300       2,830,437
PE Corp-Celera Genomics Group           10,800       1,009,800
Per-Se Technologies Inc *                  256           2,400
Pfizer Inc                           1,173,600      56,332,800
Quest Diagnostics Inc                   17,200       1,285,700
Schering-Plough Corp                    25,300       1,277,650
Stryker Corp                            90,600       3,963,750
UnitedHealth Group Inc                  24,700       2,118,025
Wellpoint Health Networks Inc *         16,800       1,216,950
                                                  -------------
                                                   185,734,386
                                                  -------------
Integrated Oils - 0.09%

Murphy Oil Corp                         19,400       1,153,088
                                                  -------------

Materials & Processing - 0.72%

Dow Chemical Co                        300,000       9,056,250
                                                  -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Other - 5.75%

General Electric Co                  1,360,300     $72,095,900
                                                 --------------

Other Energy - 1.07%

Apache Corp                             39,900       2,346,619
BJ Services Co *                        30,400       1,900,000
Calpine Corp *                          62,800       4,129,100
Devon Energy Corp                       48,600       2,730,713
Enron Corp                              35,700       2,302,650
                                                 --------------
                                                    13,409,082
                                                 --------------
Producer Durables - 2.20%

Agilent Technologies Inc *              88,011       6,490,811
Applied Materials Inc *                 25,900       2,347,187
Boeing Co                              149,000       6,230,063
Efficient Networks Inc                   2,400         176,550
E-Tek Dynamics Inc *                    10,000       2,638,125
Lexmark International Group Inc 'A' *   22,700       1,526,575
Molex Inc                               20,700         996,188
Power-One Inc *                         10,500       1,196,344
Powerwave Technologies Inc              26,700       1,174,800
RF Micro Devices Inc *                  11,300         990,162
Teradyne Inc *                          27,100       1,991,850
Terayon Communication Systems *         27,300       1,753,598
                                                 --------------
                                                    27,512,253
                                                 --------------
Technology - 52.36%

3Com Corp *                             42,100       2,426,013
ADC Telecommunications Inc *            45,300       3,799,538
Adobe Systems Inc                       61,700       8,021,000
Advanced Fibre Communication Inc *      16,300         738,594
Advanced Micro Devices Inc *            97,200       7,508,700
Agile Software Corp                      2,400         169,650
Akamai Technologies Inc                  6,400         759,900
Alteon WebSystems Inc                    3,900         390,244
Amphenol Corp *                         19,800       1,310,513
Analog Devices Inc *                    67,600       5,137,600
Apple Computer Inc                     207,600      10,873,050
Applied Micro Circuits Corp *          101,000       9,973,750
Ariba Inc *                             29,000       2,843,360
Art Technology Group Inc *               7,800         787,313
Aspect Communications Corp *            18,500         727,281
At Home Corp 'A' *                      11,200         232,400
AVX Corp                               122,100       2,800,669
BEA Systems Inc *                       68,500       3,386,468
Broadcom Corp *                         25,200       5,517,225
BroadVision Inc *                       33,500       1,702,219
Brocade Communications Systems *        19,800       3,632,991
Cabletron Systems Inc *                 85,000       2,146,250
Ciena Corp *                            39,600       6,600,825
Cisco Systems Inc *                  1,094,500      69,569,156
Computer Sciences Corp *                42,300       3,159,281
Copper Mountain Networks Inc             9,200         810,750
Corning Inc                             97,500      26,312,812
Critical Path Inc *                      1,100          64,144
Dell Computer Corp *                   133,300       6,573,356

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Ditech Communications Corp              13,900      $1,314,419
E.piphany Inc *                          2,700         289,406
Echelon Corp                             5,300         307,069
Electronic Data Systems Corp            96,500       3,980,625
EMC Corp *                             282,200      21,711,763
Entrust Technologies Inc                 4,600         380,650
Extreme Networks Inc *                   2,800         295,400
General Motors 'H' *                    94,500       8,292,375
GlobeSpan Inc                            6,700         817,923
Harmonic Inc *                           8,800         217,800
Hewlett-Packard Co                     158,100      19,742,738
i2 Technologies Inc *                   17,800       1,855,927
IBM Corp                               124,800      13,673,400
Inktomi Corp *                          14,600       1,726,450
Intel Corp                             497,000      66,442,687
Intuit Inc *                            23,600         976,450
ISS Group Inc                            6,100         602,280
JDS Uniphase Corp *                    202,400      24,262,700
Juniper Networks Inc                    34,800       5,065,575
Kana Communications                     10,800         668,250
KEMET Corp *                            60,000       1,503,750
Liberate Technologies                    6,200         181,738
LSI Logic Corp *                        51,600       2,792,850
Lucent Technologies Inc                361,900      21,442,575
Macromedia Inc *                        10,000         966,875
MarchFirst Inc *                         8,477         154,705
Micron Technology Inc                   97,300       8,568,482
Microsoft Corp *                       610,400      48,832,000
Motorola Inc                           313,500       9,111,094
Network Appliance Inc *                126,300      10,167,150
Networks Associates Inc                 12,700         258,763
Oracle Systems Corp *                  477,000      40,097,813
PE Corp-PE Biosystems Group             67,200       4,426,800
Phone.com Inc *                          4,500         293,063
PMC-Sierra Inc *                        19,500       3,464,906
Proxicom Inc                             8,100         387,788
PSINet Inc *                            18,500         464,813
QLogic Corp *                           11,300         746,506
QUALCOMM Inc *                         245,000      14,700,000
RealNetworks Inc *                      11,800         596,637
Red Hat Inc                              7,300         197,557
Redback Networks Inc *                  18,600       3,310,801
RSA Security Inc *                       6,100         422,425
SanDisk Corp *                          27,800       1,701,012
Sapient Corp *                           7,800         834,112
Scient Corp *                            8,600         379,475
Scientific-Atlanta Inc                  72,400       5,393,800
SDL Inc *                               39,900      11,378,981
Seagate Technology Inc *               120,200       6,611,000
Siebel Systems Inc *                    28,900       4,726,956
Software.com Inc *                       4,300         558,463
Sun Microsystems Inc *                 342,300      31,127,906
Sycamore Networks Inc *                 16,500       1,821,188
Texas Instruments Inc                  265,200      18,215,925
Tibco Software Inc                      20,600       2,209,029
TriQuint Semiconductor Inc *            10,200         976,013
Verio Inc *                              9,000         499,359
VeriSign Inc *                          34,682       6,121,461

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Veritas Software Corp                  147,225     $16,638,725
Vignette Corp *                         36,600       1,903,772
Vishay Intertechnology Inc *           200,000       7,587,500
Vitria Technology Inc                    9,000         550,125
Xilinx Inc *                            44,700       3,690,544
                                                 --------------
                                                   656,613,376
                                                 --------------
Utilities - 3.16%

Allegiance Telecom Inc *                12,000         768,000
AT&T Corp                              151,800       4,800,675
Bell Atlantic Corp                     110,300       5,604,619
BellSouth Corp                         113,400       4,833,675
Level 3 Communications Inc *            34,800       3,062,400
MediaOne Group Inc *                    14,300         948,287
Nextlink Communications Inc 'A' *       37,600       1,426,450
SBC Communications Inc                  57,960       2,506,770
Sprint FON Group                        70,000       3,570,000
Telephone & Data Systems Inc             6,100         611,525
WorldCom Inc *                         249,500      11,445,813
                                                 --------------
                                                    39,578,214
                                                 --------------

Total Common Stocks
   (Cost $974,430,084)                           1,229,892,254
                                                 --------------

                                   Principal
                                     Amount          Value
                                     ------          -----

SHORT-TERM INVESTMENT - 1.96%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.96%

State Street Bank and Trust
   5.250% due 07/03/00 **
   (Dated 06/30/00, repurchase price
   of $24,529,727; collateralized by
   U.S. Treasury Bonds--market value
   $25,011,188 and due 11/15/27)   $24,519,000      24,519,000
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                        24,519,000
                                                 --------------

Total Short-Term Investment
   (Cost $24,519,000)                               24,519,000
                                                 --------------


TOTAL INVESTMENTS - 100.04%
   (Cost $998,949,084)                           1,254,411,254


OTHER ASSETS AND
LIABILITIES, NET - (0.04%)                            (468,075)
                                                 --------------


NET ASSETS - 100.00%                             $1,253,943,179
                                                 --------------

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $4,618,883 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:
                                   Number of      Unrealized
              Type                 Contracts     Depreciation
--------------------------------------------------------------
S&P 500/250 (9/00)                     59           ($210,904)
                                                 -------------

(b) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                   $998,949,084
                                                 -------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                    $321,431,831

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                   (65,969,661)
                                                 -------------

Net unrealized appreciation                      $255,462,170
                                                 -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
I-NET TOLLKEEPER PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                     Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 93.33%

Consumer Discretionary - 28.14%

America Online Inc *                     3,440        $181,460
AMFM Inc *                              24,620       1,698,780
AT&T Corp - Liberty Media Group 'A' *   71,610       1,736,543
Cendant Corp *                          24,910         348,740
Comcast Corp 'A'                        28,450       1,152,225
DoubleClick Inc *                       56,960       2,171,600
eBay Inc *                               4,680         254,182
EchoStar Communications Corp *          15,450         511,540
Energizer Holdings Inc *                26,350         480,887
Expedia Inc 'A' *                        8,410         124,573
GetThere Inc *                          18,550         195,934
Infinity Broadcasting Corp *            54,200       1,974,912
InfoSpace.com Inc *                      5,530         305,532
InterNAP Network Services Corp *        36,360       1,509,508
Liberty Digital Inc 'A' *               18,760         562,800
The Walt Disney Co                       8,950         347,372
Time Warner Inc                         39,550       3,005,800
Travelocity.com Inc *                   20,020         327,827
TV Guide Inc *                          25,580         876,115
Univision Communications Inc *           8,190         847,665
Viacom Inc                              44,188       3,013,069
Westwood One Inc *                      32,360       1,104,285
Yahoo! Inc *                            10,870       1,346,521
                                                 --------------
                                                    24,077,870
                                                 --------------
Financial Services - 4.56%

CheckFree Holdings Corp *               15,040         775,500
First Data Corp                         36,680       1,820,245
S1 Corp *                               18,530         431,981
Schwab (Charles) Corp                   26,139         878,924
                                                 --------------
                                                     3,906,650
                                                 --------------
Other Energy - 0.74%

AES Corp *                              13,820         630,537
                                                 --------------

Producer Durables - 8.64%

American Tower Corp 'A' *                5,980         249,291
Applied Materials Inc *                  2,950         267,344
Crown Castle International Corp *       94,940       3,465,310
E-Tek Dynamics Inc *                    12,920       3,408,457
                                                 --------------
                                                     7,390,402
                                                 --------------
Technology - 37.77%

Accelerated Networks Inc *                 840          35,437
Analog Devices Inc *                     4,840         367,840
Apple Computer Inc                      15,200         796,100
Ariba Inc *                              4,840         474,547
ARM Holdings PLC *                      12,370         406,664
Art Technology Group Inc *               6,100         615,719
BroadVision Inc *                       12,850         652,941
Brocade Communications Systems *         2,840         521,096
Cisco Systems Inc *                     28,340       1,801,361
Corning Inc                             11,030       2,976,721

---------------------------------------------------------------

                                                     Market
                                     Shares          Value
                                     ------          -----

E.piphany Inc *                         10,200      $1,093,312
EMC Corp *                              23,400       1,800,337
Integrated Circuit Systems *            25,880         443,195
Intel Corp                              11,540       1,542,754
InterTrust Technologies *               33,290         684,526
Interwoven Inc *                        11,330       1,246,123
Intuit Inc *                            18,710         774,126
Maxim Integrated Products Inc *          3,690         250,689
Microsoft Corp *                        22,530       1,802,400
Network Appliance Inc *                  7,880         634,340
New Focus Inc *                            980          80,483
Oracle Systems Corp *                   21,010       1,766,153
PMC-Sierra Inc *                         4,250         755,172
QUALCOMM Inc *                          16,410         984,600
Redback Networks Inc *                   3,700         658,600
SDL Inc *                                1,940         553,264
Sun Microsystems Inc *                  16,720       1,520,475
Sycamore Networks Inc *                  6,500         717,438
Symantec Corp *                          9,170         494,607
Texas Instruments Inc                   10,350         710,916
VeriSign Inc *                          21,376       3,772,864
Veritas Software Corp                    4,260         481,447
Witness Systems Inc *                   10,130         246,919
Xilinx Inc *                             7,850         648,116
                                                  -------------
                                                    32,311,282
                                                  -------------
Utilities - 13.48%

Cablevision Systems Corp 'A' *          21,820       1,481,033
Nortel Networks Corp                    36,790       2,510,918
NTL Inc *                               16,640         996,320
Sprint FON Group                        21,880       1,115,880
Sprint PCS Group Series 1 *             44,030       2,619,785
United Global Com Inc 'A' *             14,540         679,745
Vodafone Airtouch PLC                   38,940       1,613,576
WorldCom Inc *                          11,260         516,553
                                                  -------------
                                                    11,533,810
                                                  -------------

Total Common Stocks
   (Cost $76,200,985)                               79,850,551
                                                  -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
I-NET TOLLKEEPER PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal
                                     Amount          Value
                                     ------          -----

SHORT-TERM INVESTMENT - 5.68%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 5.68%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $4,860,125; collateralized by U.S.
   Treasury Bonds--market value
   $4,959,300 and due 11/15/21)     $4,858,000      $4,858,000
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                         4,858,000
                                                 --------------

Total Short-Term Investment
   (Cost $4,858,000)                                 4,858,000
                                                 --------------


TOTAL INVESTMENTS - 99.01%
   (Cost $81,058,985)                               84,708,551


OTHER ASSETS AND
LIABILITIES, NET - 0.99%                               843,947
                                                 --------------


NET ASSETS - 100.00%                               $85,552,498
                                                 --------------

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(b) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $81,058,985
                                                 -------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                      $7,631,264

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                    (3,981,698)
                                                 -------------

Net unrealized appreciation                        $3,649,566
                                                 -------------

See Notes to Financial Statements

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

CONVERTIBLE PREFERRED STOCK - 0.18%

Financial Services - 0.18%

Home Ownership Funding                   1,830      $1,390,106
                                                 --------------

Total Convertible Preferred Stock
   (Cost $1,831,903)                                 1,390,106
                                                 --------------


COMMON STOCKS - 56.42%

Autos & Transportation - 1.32%

Ford Motor Co                           51,500       2,214,500
Lear Corp *                            137,900       2,758,000
Union Pacific Corp                     136,500       5,076,094
Visteon Corp *                           6,743          81,759
                                                 --------------
                                                    10,130,353
                                                 --------------
Consumer Discretionary - 8.82%

Abercrombie & Fitch Co 'A' *            95,000       1,157,812
America Online Inc *                    98,800       5,211,700
AT&T Corp - Liberty Media Group 'A' *  328,600       7,968,550
Cendant Corp *                         184,200       2,578,800
Circuit City Stores Inc                 54,600       1,812,037
Comcast Corp 'A'                        43,700       1,769,850
Federated Department Stores *           69,300       2,338,875
Gillette Co                            127,100       4,440,556
News Corp Ltd                          125,300       6,828,850
Target Corp                             56,000       3,248,000
Time Warner Inc                         53,200       4,043,200
TJX Cos Inc                            133,100       2,495,625
Tyco International Ltd                 328,616      15,568,183
Wal-Mart Stores Inc                    107,900       6,217,737
Waste Management Inc                    99,217       1,885,123
                                                 --------------
                                                    67,564,898
                                                 --------------
Consumer Staples - 2.70%

Clorox Co                               44,600       1,998,637
Coca-Cola Co                            66,600       3,825,337
Philip Morris Cos Inc                  248,200       6,592,812
Procter & Gamble Co                     56,600       3,240,350
Seagrams Co Ltd                         86,300       5,005,400
                                                 --------------
                                                    20,662,536
                                                 --------------
Financial Services - 7.95%

Ambac Financial Group Inc              107,100       5,870,419
Astoria Financial Corp                  61,435       1,581,951
Bank of America Corp                    60,670       2,608,810
Capital One Financial Corp              87,800       3,918,075
CIGNA Corp                              35,900       3,356,650
CIT Group Inc                          197,500       3,209,375
Citigroup Inc                           92,700       5,585,175
E*TRADE Group Inc *                     64,400       1,062,600
Fannie Mae                              39,600       2,066,625
First Union Corp                       240,000       5,955,000
Goldman Sachs Group Inc                 47,500       4,506,562

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

KeyCorp                                118,800      $2,093,850
MBIA Inc                                17,100         824,006
Metlife Inc *                          157,400       3,315,237
U.S. Bancorp                           274,400       5,282,200
Washington Mutual Inc                  186,100       5,373,638
XL Capital Ltd 'A'                      78,500       4,248,813
                                                  -------------
                                                    60,858,986
                                                  -------------
Health Care - 6.11%

ALZA Corp *                            141,500       8,366,188
American Home Products Corp             79,900       4,694,125
Bristol Myers Squibb Co                 90,500       5,271,625
Lilly (Eli) & Co                        83,900       8,379,513
Pfizer Inc                             147,575       7,083,600
Pharmacia Corp                         150,663       7,787,394
Schering-Plough Corp                   103,200       5,211,600
                                                  -------------
                                                    46,794,045
                                                  -------------
Integrated Oils - 1.97%

BP Amoco PLC                             1,288          72,852
Exxon Mobil Corp                       190,852      14,981,882
                                                  -------------
                                                    15,054,734
                                                  -------------
Materials & Processing - 2.02%

Alcoa Inc                               85,180       2,470,220
Allegheny Technologies Inc             110,300       1,985,400
Rohm & Haas Co                         183,400       6,327,300
Smurfit-Stone Container Corp *          80,300       1,033,863
Temple-Inland Inc                       87,600       3,679,200
                                                  -------------
                                                    15,495,983
                                                  -------------
Other - 2.01%

General Electric Co                    241,700      12,810,100
Honeywell International Inc             76,700       2,583,831
                                                  -------------
                                                    15,393,931
                                                  -------------
Other Energy - 1.51%

Baker Hughes Inc                        72,900       2,332,800
Columbia Energy Group Inc               69,650       4,570,781
Global Marine Inc *                     93,800       2,643,988
Tosco Corp                              72,200       2,044,163
                                                  -------------
                                                    11,591,732
                                                  -------------
Producer Durables - 0.27%

Cooper Industries Inc                   64,500       2,100,281
                                                  -------------

Technology - 16.03%

Cisco Systems Inc *                    283,000      17,988,188
Citrix Systems Inc *                    40,200         761,288
Compaq Computer Corp                   117,900       3,013,819
Computer Associates International Inc  112,900       5,779,069
Dell Computer Corp *                    63,300       3,121,481
EMC Corp *                              90,900       6,993,619
Hewlett-Packard Co                      30,900       3,858,638
IBM Corp                                26,900       2,947,231
Intel Corp                             148,100      19,799,119
Lucent Technologies Inc                 81,400       4,822,950


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Microsoft Corp *                       211,200     $16,896,000
MicroStrategy Inc *                      9,000         270,000
Motorola Inc                           142,500       4,141,406
Oracle Systems Corp *                   57,900       4,867,219
Parametric Technology Corp *            18,700         205,700
PE Corp-PE Biosystems Group             33,400       2,200,225
Seagate Technology Inc *                51,600       2,838,000
Siebel Systems Inc *                    14,700       2,404,369
Sun Microsystems Inc *                 132,900      12,085,594
Tellabs Inc *                           32,500       2,224,219
Texas Instruments Inc                   80,800       5,549,950
                                                 --------------
                                                   122,768,084
                                                 --------------
Utilities - 5.71%

Allegiance Telecom Inc *                20,800       1,331,200
AT&T Corp *                            124,750       3,945,219
DTE Energy Co                           72,900       2,228,006
Dynergy Inc                             36,100       2,466,081
Global Crossing Ltd *                   88,400       2,326,025
GTE Corp                                98,400       6,125,400
Level 3 Communications Inc *            24,300       2,138,400
Nortel Networks Corp                    66,300       4,524,975
PG&E Corp                               92,300       2,272,888
Qwest Communications Int'l Inc *        43,100       2,141,531
SBC Communications Inc                 130,900       5,661,425
Sprint PCS Group Series 1 *             36,700       2,183,650
WorldCom Inc *                         140,000       6,422,500
                                                 --------------
                                                    43,767,300
                                                 --------------

Total Common Stocks
   (Cost $404,745,756)                             432,182,863
                                                 --------------


FOREIGN COMMON STOCK - 0.51%

Netherlands - 0.51%

Royal Dutch Petroleum Guilder           63,900       3,933,844
                                                 --------------

Total Foreign Common Stock
   (Cost $3,973,393)                                 3,933,844
                                                 --------------

                                   Principal
                                     Amount
                                     ------

CORPORATE BONDS & NOTES - 8.85%

Autos & Transportation - 0.44%

DaimlerChrysler North America
   Holdings
   8.000% due 06/15/10              $1,400,000       1,426,552
Union Pacific Corp
   5.780% due 10/15/01               2,000,000       1,963,056
                                                 --------------
                                                     3,389,608
                                                 --------------

---------------------------------------------------------------

                                   Principal         Market
                                     Amount          Value
                                     ------          -----

Consumer Discretionary - 0.35%

News America Holdings Inc
   7.300% due 04/30/28              $1,880,000      $1,618,915
Time Warner Inc
   6.625% due 05/15/29               1,280,000       1,079,516
                                                  -------------
                                                     2,698,431
                                                  -------------
Consumer Staples - 0.20%

J Seagram & Sons
   7.600% due 12/15/28               1,575,000       1,493,732
                                                  -------------

Financial Services - 6.81%

Abbey National Capital Trust
   8.963% due 06/30/30               1,385,000       1,379,934
CIT Group Holdings Inc
   7.250% due 08/15/05               5,025,000       4,863,406
ERAC USA Finance
   6.375% due 05/15/03               1,400,000       1,341,799
First Union Corp
   6.625% due 06/15/04               5,900,000       5,684,904
Ford Motor Credit Co
   5.750% due 02/23/04               9,000,000       8,468,748
Household Finance Corp
   5.875% due 09/25/04               6,500,000       6,065,078
Keystone Financial Inc
   6.500% due 05/31/08                 500,000         463,750
Montell American Financial
   7.400% due 03/15/04               1,500,000       1,460,919
NationsBank Corp
   6.450% due 04/15/03               7,000,000       7,000,595
Norwest Financial Inc
   6.375% due 09/15/02               2,750,000       2,703,533
Provident Cos Inc
   7.405% due 03/15/38               1,175,000         871,796
Prudential Insurance
   6.375% due 07/23/06               2,190,000       2,026,403
SAFECO Capital Trust
   8.072% due 07/15/37                 825,000         700,167
Toyota Motor Credit Trust
   5.625% due 11/13/03               6,000,000       5,741,076
Wachovia Corp
   6.700% due 06/21/04               3,500,000       3,418,016
                                                  -------------
                                                    52,190,124
                                                  -------------
Materials & Processing - 0.28%

Armstrong World Industries Inc
   6.350% due 08/15/03                 990,000         872,669
Cytec Industries Inc
   6.846% due 05/11/05               1,325,000       1,258,617
                                                  -------------
                                                     2,131,286
                                                  -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----

Other Energy - 0.21%

Enron Corp
   6.625% due 10/15/03              $1,500,000      $1,463,388
LASMO
   7.300% due 11/15/27                 130,000         115,175
                                                 --------------
                                                     1,578,563
                                                 --------------
Producer Durables - 0.13%

Northrop Grumman Corp
   9.375% due 10/15/24               1,000,000       1,018,878
                                                 --------------

Utilities - 0.43%

Texas Utilities Co
   5.940% due 10/15/01               1,500,000       1,472,213
United Utilities
   6.250% due 08/15/05               2,000,000       1,850,084
                                                 --------------
                                                     3,322,297
                                                 --------------

Total Corporate Bonds & Notes
   (Cost $70,090,313)                               67,822,919
                                                 --------------


CONVERTIBLE CORPORATE BOND - 0.16%

Utilities - 0.16%

TCI Communication Inc
   7.875% due 02/15/26               1,250,000       1,222,781
                                                 --------------

Total Convertible Corporate Bond
   (Cost $1,196,461)                                 1,222,781
                                                 --------------


MORTGAGE-BACKED SECURITIES - 22.78%

Collateralized Mortgage Obligations - 4.01%

Bear Stearns Structured Securities
   7.000% due 08/25/36 "             1,000,000         906,562
Chase Manhattan B
   7.134% due 07/15/07 "               553,506         549,084
CS First Boston Mortgage Securities Corp
   6.480% due 05/17/08 "             8,000,000       7,532,136
DLJ Mortgage Acceptance Corp
   6.500% due 10/19/29 "             5,440,854       5,046,393
   8.854% due 11/25/24 "                20,054          20,022
First Union Lehman Brothers
   6.560% due 11/18/08 "             5,000,000       4,748,720
LB Commercial Conduit Mortgage Trust
   6.400% due 08/18/07 "             4,601,000       4,391,415

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----

Nomura Asset Securities Corp
   6.590% due 03/17/28 "            S3,060,000      $2,913,417
Ocwen Residential MBS Corp
   7.000% due 10/25/40 "               635,966         611,819
Salomon Brothers Mtg Securities VII Inc
   7.520% due 12/18/09 "             4,000,000       4,000,116
                                                  -------------
                                                    30,719,684
                                                  -------------
Federal Home Loan Mortgage Corporation - 0.16%

   6.500% due 02/15/19 "             1,300,000       1,249,761
                                                  -------------

Federal National Mortgage Association - 17.33%

   6.000% due 07/14/30 " #           7,800,000       7,138,248
   6.300% due 12/25/15 "             1,366,041       1,320,772
   6.500% due 03/01/28 "             2,351,024       2,223,624
   6.500% due 05/01/28 "            11,471,008      10,838,428
   7.000% due 08/01/28 "               206,361         199,751
   7.000% due 07/01/30 " #          20,921,000      20,198,598
   7.125% due 01/15/30 "             6,218,000       6,252,553
   7.250% due 01/15/10 "             9,130,000       9,220,232
   7.500% due 07/20/15 " #          16,285,000      16,231,585
   7.500% due 07/14/30 " #          45,460,000      44,813,559
   8.000% due 07/25/30 " #          14,220,000      14,280,008
                                                  -------------
                                                   132,717,358
                                                  -------------
Government National Mortgage Association - 1.28%

   7.000% due 01/15/28 "             1,984,789       1,933,345
   7.000% due 05/15/28 "             2,442,819       2,379,504
   8.000% due 07/22/30 " #           5,440,000       5,497,827
                                                  -------------
                                                     9,810,676
                                                  -------------

Total Mortgage-Backed Securities
   (Cost $175,119,876)                             174,497,479
                                                  -------------


OTHER ASSET-BACKED SECURITIES - 3.20%

Alaska Trade Co
   6.790% due 10/01/05 "             2,500,000       2,442,200
Chase Credit Card
   6.300% due 04/15/03 "               400,000         399,958
Chase Funding Mortgage Loan
   5.875% due 03/25/17 "             1,602,535       1,581,791
Citibank Credit Card Master Trust I
   0.000% due 08/15/06 "             1,500,000       1,118,151
DaimlerChrysler Auto Trust
   6.760% due 01/06/03 "            10,890,000      10,859,562
EQCC Home Equity Loan Trust
   6.410% due 12/15/04 "             1,600,000       1,564,456
Sears Credit Account Master Trust
   6.450% due 11/15/09 "             1,500,000       1,448,437
Standard Credit Card Trust
   5.950% due 09/07/03 "               575,000         555,206

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----

The Money Store Home Equity
   6.440% due 09/15/24 "              $500,000        $490,628
U.S. Bancorp
   8.270% due 12/15/26 "             1,025,000         911,100
WFS Financial Owner Trust
   7.220% due 09/20/04 "             3,095,000       3,123,551
                                                 --------------

Total Other Asset-Backed Securities
   (Cost $24,853,023)                               24,495,040
                                                 --------------


U.S. TREASURY BONDS - 3.42%

   5.250% due 02/15/29                 570,000         505,875
   6.500% due 11/15/26               3,110,000       3,245,092
   6.125% due 08/15/29                 925,000         935,118
   6.750% due 08/15/26               8,630,000       9,277,250
   8.875% due 02/15/19               9,535,000      12,249,500
                                                 --------------

Total U.S. Treasury Bonds
   (Cost $25,271,330)                               26,212,835
                                                 --------------


U.S. TREASURY NOTES - 0.74%

   6.500% due 02/15/10               4,870,000       5,037,406
   5.625% due 11/30/00 **              600,000         598,500
   6.000% due 08/15/04                  10,000           9,910
                                                 --------------

Total U.S. Treasury Notes
   (Cost $5,462,298)                                 5,645,816
                                                 --------------


U.S. TREASURY STRIPPED - 0.48%

   0.000% due 11/15/15               9,425,000       3,638,842
                                                 --------------

Total U.S. Treasury Stripped
   (Cost $3,815,930)                                 3,638,842
                                                 --------------


FOREIGN BONDS - 0.90%

Canada - 0.64%

Hydro Quebec
   8.500% due 12/01/29               2,000,000       2,158,460
Quebec Province
   7.500% due 09/15/29               2,765,000       2,720,818
                                                 --------------
                                                     4,879,278
                                                 --------------

---------------------------------------------------------------

                                   Principal        Market
                                     Amount          Value
                                     ------          -----

France - 0.07%

Legrand
   8.500% due 02/15/25                $500,000        $514,828
                                                 --------------

United Kingdom - 0.19%

CSX Corp
   7.050% due 05/01/02               1,500,000       1,483,341
                                                 --------------

Total Foreign Bonds
   (Cost $7,221,316)                                 6,877,447
                                                 --------------

                                                     Value
                                                     -----

SHORT-TERM INVESTMENT - 17.00%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 17.00%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $130,243,989; collateralized
   by U.S. Treasury Notes and
   Bonds--market value $34,873,025
   and due 08/15/27, and market
   value $48,960,706 and due
   02/28/03, and market value
   $48,962,227 and due 08/15/03)   130,187,032     130,187,032
                                                 --------------

Total Securities Held Under
   Repurchase Agreement                            130,187,032
                                                 --------------

Total Short-Term Investment
   (Cost $130,187,032)                             130,187,032
                                                 --------------


TOTAL INVESTMENTS - 114.64%
   (Cost $853,768,631)                             878,107,004


OTHER ASSETS AND
LIABILITIES, NET - (14.64%)                       (112,131,585)
                                                 --------------


NET ASSETS - 100.00%                              $765,975,419
                                                 --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $598,500 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:
                                                   Unrealized
                                   Number of      Appreciation
              Type                 Contracts     (Depreciation)
---------------------------------------------------------------
U.S. Treasury 5-Year Notes (9/00)      17             ($34,908)
U.S. Treasury 10-Year Notes (9/00)     52              135,349
U.S. Treasury 30-Year Bonds (9/00)     56               14,461
                                                 --------------
                                                      $114,902
                                                 --------------

(b) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $853,768,631
                                                 --------------

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                             $78,569,038

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                             (54,230,665)
                                                 --------------

Net unrealized appreciation                        $24,338,373
                                                 --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                                   Market
                                     Shares         Value
                                     ------        ------

CONVERTIBLE PREFERRED STOCKS - 1.59%

Autos & Transportation - 1.39%

Union Pacific Corp                     707,200    $27,315,600
                                               --------------

Utilities - 0.20%

Global Crossing Ltd *                   21,400      3,852,000
                                               --------------

Total Convertible Preferred Stocks
   (Cost $41,859,369)                              31,167,600
                                               --------------


COMMON STOCKS - 91.35%

Autos & Transportation - 1.78%

Ford Motor Co                          218,800      9,408,400
Lear Corp *                            563,300     11,266,000
Union Pacific Corp                     371,900     13,830,031
Visteon Corp *                          28,648        347,359
                                               --------------
                                                   34,851,790
                                               --------------
Consumer Discretionary - 13.59%

Abercrombie & Fitch Co 'A' *           383,100      4,669,031
America Online Inc *                   412,000     21,733,000
AT&T Corp-Liberty Media Group 'A' *  1,393,300     33,787,525
Cendant Corp *                         816,600     11,432,400
Circuit City Stores Inc                220,900      7,331,119
Comcast Corp 'A'                       187,500      7,593,750
Federated Department Stores *          287,500      9,703,125
Gillette Co                            541,700     18,925,644
News Corp Ltd                          162,000      8,829,000
Target Corp                            245,200     14,221,600
Time Warner Inc                        220,800     16,780,800
TJX Cos Inc                            562,800     10,552,500
Tyco International Ltd               1,398,000     66,230,250
Wal-Mart Stores Inc                    457,300     26,351,912
Waste Management Inc                   433,202      8,230,838
                                               --------------
                                                  266,372,494
                                               --------------
Consumer Staples - 4.44%

Clorox Co                              190,500      8,536,781
Coca-Cola Co                           291,100     16,720,056
Philip Morris Cos Inc                  984,300     26,145,469
Procter & Gamble Co                    238,600     13,659,850
Seagrams Co Ltd                        377,200     21,877,600
                                               --------------
                                                   86,939,756
                                               --------------
Financial Services - 12.88%

Ambac Financial Group Inc              439,100     24,068,169
Astoria Financial Corp                 277,390      7,142,792
Bank of America Corp                   247,728     10,652,304
Capital One Financial Corp             364,600     16,270,275
CIGNA Corp                             151,200     14,137,200
CIT Group Inc                          781,600     12,701,000
Citigroup Inc                          393,100     23,684,275

---------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------        ------

E*TRADE Group Inc *                    268,200      $4,425,300
Fannie Mae                             167,900       8,762,281
First Union Corp                     1,000,400      24,822,425
Goldman Sachs Group Inc                201,000      19,069,875
KeyCorp                                445,000       7,843,125
MBIA Inc                                95,400       4,597,087
Metlife Inc *                          653,000      13,753,812
U.S. Bancorp                         1,110,000      21,367,500
Washington Mutual Inc                  754,500      21,786,187
XL Capital Ltd 'A'                     320,800      17,363,300
                                               ---------------
                                                   252,446,907
                                               ---------------
Health Care - 10.27%

ALZA Corp *                            605,200      35,782,450
American Home Products Corp            339,100      19,922,125
Bristol Myers Squibb Co                386,100      22,490,325
Lilly (Eli) & Co                       365,900      36,544,262
Pfizer Inc                             654,775      31,429,200
Pharmacia Corp                         639,085      33,032,706
Schering-Plough Corp                   437,900      22,113,950
                                               ---------------
                                                   201,315,018
                                               ---------------
Integrated Oils - 3.26%

Exxon Mobil Corp                       812,917      63,813,984
                                               ---------------

Materials & Processing - 3.25%

Alcoa Inc                              358,616      10,399,864
Allegheny Technologies Inc             420,850       7,575,300
Rohm & Haas Co                         774,900      26,734,050
Smurfit-Stone Container Corp *         335,100       4,314,412
Temple-Inland Inc                      347,000      14,574,000
                                               ---------------
                                                    63,597,626
                                               ---------------
Other - 3.33%

General Electric Co                  1,020,900      54,107,700
Honeywell International Inc            333,900      11,248,256
                                               ---------------
                                                    65,355,956
                                               ---------------
Other Energy - 2.47%

Baker Hughes Inc                       303,700       9,718,400
Columbia Energy Group Inc              283,750      18,621,094
Global Marine Inc *                    397,300      11,198,894
Tosco Corp                             315,800       8,941,087
                                               ---------------
                                                    48,479,475
                                               ---------------
Producer Durables - 0.45%

Cooper Industries Inc                  273,100       8,892,819
                                               ---------------

Technology - 26.20%

Cisco Systems Inc *                  1,130,800      71,876,475
Citrix Systems Inc *                   171,600       3,249,675
Compaq Computer Corp                   483,400      12,356,913
Computer Associates International Inc  470,600      24,088,838
Dell Computer Corp *                   272,200      13,422,863
EMC Corp *                             376,800      28,990,050
Hewlett-Packard Co                     131,200      16,383,600

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                                   Market
                                     Shares         Value
                                     ------        ------

IBM Corp                               114,700    $12,566,819
Intel Corp                             589,600     78,822,150
Lucent Technologies Inc                344,300     20,399,775
Microsoft Corp *                       899,500     71,960,000
MicroStrategy Inc *                     46,800      1,404,000
Motorola Inc                           582,000     16,914,375
Oracle Systems Corp *                  245,400     20,628,938
Parametric Technology Corp *            86,000        946,000
PE Corp-PE Biosystems Group            141,600      9,327,900
Seagate Technology Inc *               218,000     11,990,000
Siebel Systems Inc *                    60,000      9,813,750
Sun Microsystems Inc *                 602,400     54,780,750
Tellabs Inc *                          137,400      9,403,313
Texas Instruments Inc                  349,500     24,006,281
                                               --------------
                                                  513,332,465
                                               --------------
Utilities - 9.43%

Allegiance Telecom Inc *                87,100      5,574,400
AT&T Corp                              516,800     16,343,800
DTE Energy Co                          300,600      9,187,088
Dynergy Inc                            153,200     10,465,475
Global Crossing Ltd *                  375,300      9,875,081
GTE Corp                               419,300     26,101,425
Level 3 Communications Inc *           103,200      9,081,600
Nortel Networks Corp                   276,900     18,898,425
PG&E Corp                              374,600      9,224,525
Qwest Communications Int'l Inc *       184,200      9,152,438
SBC Communications Inc                 551,700     23,861,025
Sprint PCS Group Series 1 *            151,000      8,984,500
WorldCom Inc *                         612,450     28,096,144
                                               --------------
                                                  184,845,926
                                               --------------

Total Common Stocks
   (Cost $1,643,587,518)                        1,790,244,216
                                               --------------


FOREIGN COMMON STOCK - 0.79%

Netherlands - 0.79%

Royal Dutch Petroleum Guilder          250,800     15,439,875
                                               --------------

Total Foreign Common Stock
   (Cost $15,856,403)                              15,439,875
                                               --------------


---------------------------------------------------------------

                                   Principal
                                     Amount         Value
                                     ------        ------

CONVERTIBLE CORPORATE BONDS & NOTES - 1.33%

Consumer Discretionary - 1.00%

News America Holdings Inc
   0.000% due 03/11/13             $17,760,000     $19,680,389
                                               ---------------

Utilities - 0.33%

Level 3 Communications Inc
   6.000% due 03/15/10               7,160,000       6,479,800
                                               ---------------

Total Convertible Corporate Bonds & Notes
   (Cost $19,578,740)                               26,160,189
                                               ---------------


U.S. TREASURY NOTE - 0.33%

   5.625% due 02/28/01 **            6,435,000       6,404,333
                                               ---------------

Total U.S. Treasury Note
   (Cost $6,404,067)                                 6,404,333
                                               ---------------


SHORT-TERM INVESTMENT - 3.97%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 3.97%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $77,838,501; collateralized by U.S.
   Treasury Notes--market value
   $30,400,569 and due 02/28/03,
   and market value
   $48,962,227 and due 08/15/03)    77,804,461      77,804,461
                                               ---------------

Total Securities Held Under Repurchase
   Agreement                                        77,804,461
                                               ---------------

Total Short-Term Investment
   (Cost $77,804,461)                               77,804,461
                                               ---------------


TOTAL INVESTMENTS - 99.36%
   (Cost $1,805,090,558)                         1,947,220,674


OTHER ASSETS AND
LIABILITIES, NET - 0.64%                            12,545,400
                                               ---------------


NET ASSETS - 100.00%                            $1,959,766,074
                                               ---------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of
$6,404,333 have been segregated with the custodian to cover
margin requirements for the following open futures contracts at June 30, 2000:
                                   Number of                        Unrealized
              Type                 Contracts                       Depreciation
--------------------------------------------------------------------------------
S&P 500/250 (9/00)                    207                             ($431,089)
                                                                 ---------------

(b) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                   $1,805,090,558
                                                                 ---------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                $350,386,209

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                (208,256,093)
                                                                 ---------------

Net unrealized appreciation                                        $142,130,116
                                                                 ---------------

See Notes to Financial Statements

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------
COMMON STOCKS - 62.14%

Consumer Discretionary - 19.96%

Amazon.com Inc *                     1,757,575     $63,821,942
AT&T Corp - Liberty Media Group 'A' *7,095,406     172,063,596
Charter Communications Inc *         1,474,985      24,245,066
Comcast Corp 'A'                     1,541,505      62,430,953
DoubleClick Inc *                      718,640      27,398,150
eBay Inc *                             588,270      31,950,414
Electronic Arts Inc *                1,058,745      77,222,213
Exodus Communications Inc *            796,320      36,680,490
GoTo.com Inc *                         196,620       3,010,744
Home Depot Inc                         764,340      38,169,229
Infinity Broadcasting Corp *           876,760      31,946,942
InfoSpace.com Inc *                    341,730      18,880,582
Lamar Advertising Co *                 205,895       8,917,827
Liberty Digital Inc 'A' *              111,870       3,356,100
Lycos Inc *                            465,880      25,157,520
priceline.com Inc *                    647,630      24,599,821
Ticketmaster Online-CitySearch Inc *    47,025         749,461
Time Warner Inc                      1,829,362     139,031,512
TMP Worldwide Inc *                    605,570      44,698,636
                                                --------------
                                                   834,331,198
                                                --------------
Financial Services - 3.50%

American Express Co                    896,070      46,707,649
E*TRADE Group Inc *                  1,596,790      26,347,035
Fifth Third Bancorp                    769,570      48,675,302
Firstar Corp                         1,158,797      24,407,162
                                                --------------
                                                   146,137,148
                                                --------------
Health Care - 2.66%

Medtronic Inc                        1,725,404      85,946,687
MiniMed Inc *                          212,885      25,120,430
                                                --------------
                                                   111,067,117
                                                --------------
Other Energy - 4.82%

Enron Corp                           3,125,235     201,577,657
                                                --------------

Producer Durables - 3.20%

Applied Materials Inc *                697,205      63,184,203
ASM Lithography Holding *            1,179,570      52,048,526
E-Tek Dynamics Inc *                    69,675      18,381,136
                                                --------------
                                                   133,613,865
                                                --------------
Technology - 20.79%

3Com Corp *                          1,046,345      60,295,631
Analog Devices Inc *                   603,350      45,854,600
Cisco Systems Inc *                  1,321,458      83,995,174
EMC Corp *                           1,107,545      85,211,743

---------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         ------

i2 Technologies Inc *                  792,625    $82,643,541
iGate Capital Corp *                   474,390      6,522,862
Inktomi Corp *                         164,500     19,452,125
JDS Uniphase Corp *                    217,300     26,048,837
MarchFirst Inc *                       732,066     13,360,205
Maxim Integrated Products Inc *        263,285     17,886,925
Microsoft Corp *                       449,355     35,948,400
NetZero Inc *                          220,940      1,153,031
PE Corp-PE Biosystems Group            661,505     43,576,642
Phone.com Inc *                        464,755     30,267,169
QUALCOMM Inc *                         675,565     40,533,900
Sapient Corp *                         413,430     44,211,171
Scient Corp *                           80,100      3,534,413
Software.com Inc *                     513,225     66,655,097
Texas Instruments Inc                  827,340     56,827,916
Verio Inc *                            301,545     16,731,036
VeriSign Inc *                         303,220     53,518,330
Veritas Software Corp                  304,987     34,468,296
                                                -------------
                                                  868,697,044
                                                -------------
Utilities - 7.21%

AT&T Corp                              191,835      6,066,782
Cablevision Systems Corp 'A' *         562,845     38,203,104
Cox Communications Inc                 673,790     30,699,557
Level 3 Communications Inc *           787,775     69,324,200
NTL Inc *                              368,869     22,086,002
Sprint PCS Group Series 1 *            726,185     43,208,008
United Global Com Inc 'A' *            549,050     25,668,088
VoiceStream Wireless Corp *            409,230     47,592,170
Winstar Communications Inc *           543,182     18,400,290
                                                -------------
                                                  301,248,201
                                                -------------

Total Common Stocks
   (Cost $2,136,994,852)                        2,596,672,230
                                                -------------


FOREIGN COMMON STOCKS - 21.82%

China - 2.92%

China Telecommunications *           6,920,000     61,028,016
China Unicom Ltd *                   2,869,720     60,981,550
                                                -------------
                                                  122,009,566
                                                -------------
Finland - 10.32%

Nokia AB Oyj                           379,192     19,372,988
Nokia Corp ADR Pref                  8,246,820    411,825,574
                                                -------------
                                                  431,198,562
                                                -------------
Japan - 1.68%

NTT DoMoCo Inc                           1,170     31,629,068
Sony Corp                              416,400     38,829,746
                                                -------------
                                                   70,458,814
                                                -------------
Mexico - 1.40%

Telefonos De Mexico ADR              1,020,870     58,317,199
                                                -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------
Spain - 0.89%

Telefonica De Espana SA              1,724,643     $37,091,250
                                                --------------

Sweden - 2.18%

Ericsson 'B'                         3,384,415      67,688,300
Ericsson Tel Ser B                   1,181,208      23,450,132
                                                --------------
                                                    91,138,432
                                                --------------
United Kingdom - 2.43%

Vodafone AirTouch PLC               19,539,847      79,401,144
Vodafone AirTouch PLC ADR              533,555      22,109,185
                                                --------------
                                                   101,510,329
                                                --------------

Total Foreign Common Stocks
   (Cost $640,597,969)                             911,724,152
                                                --------------

                                   Principal
                                     Amount          Value
                                   ---------         -----
SHORT-TERM INVESTMENTS - 15.40%

COMMERCIAL PAPER - 4.63%

Associates Corp
   6.850% due 07/03/00             $43,400,000      43,383,484
Associates First Capital Corp
   6.850% due 07/03/00             150,000,000     149,942,917
                                                --------------

Total Commercial Paper                             193,326,401
                                                --------------


SHORT-TERM MORTGAGE-BACKED SECURITIES - 10.77%

Federal Home Loan Mortgage Corporation - 7.70%

   5.960% due 08/21/00              50,000,000      49,577,833
   5.980% due 09/14/00              30,000,000      29,583,300
   6.020% due 09/15/00              50,000,000      49,296,000
   6.040% due 10/04/00              30,000,000      29,474,100
   6.270% due 07/31/00              50,000,000      49,738,750
   6.350% due 07/03/00              15,000,000      14,994,708
   6.400% due 10/06/00              50,000,000      49,105,000
   6.410% due 07/11/00              50,000,000      49,910,973
                                                --------------
                                                   321,680,664
                                                --------------
Federal National Mortgage Association - 3.07%

   6.070% due 09/13/00              30,000,000      29,588,700
   6.410% due 08/21/00              50,000,000      49,545,958
   6.440% due 10/10/00              50,000,000      49,068,000
                                                --------------
                                                   128,202,658
                                                --------------

Total Short-Term Mortgage-Backed Securities        449,883,322
                                                --------------


---------------------------------------------------------------

                                   Principal
                                    Amount          Value
                                   ---------        -----

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $125,055; collateralized by U.S.
   Treasury Notes--market value
   $129,688 and due 05/15/06)         $125,000       $125,000
                                                -------------

Total Securities Held Under Repurchase
   Agreement                                          125,000
                                                -------------

Total Short-Term Investments
   (Cost $643,592,334)                            643,334,723
                                                -------------


TOTAL INVESTMENTS - 99.36%
   (Cost $3,421,185,155)                        4,151,731,105


OTHER ASSETS AND
LIABILITIES, NET - 0.64%                           26,879,767
                                                -------------


NET ASSETS - 100.00%                           $4,178,610,872
                                                -------------

See Notes to Financial Statements

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

-----------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Forward foreign currency contracts outstanding at June 30, 2000, were summarized as follows:
                             Principal
Contracts                      Amount                             Unrealized
to Buy or                    Covered by          Expiration      Appreciation
 to Sell   Currency           Contracts             Month       (Depreciation)
-----------------------------------------------------------------------------
  Buy         ED            122,300,000              9/00         $1,336,451
  Sell                      321,000,000              9/00         (1,396,578)
  Sell                       16,300,000             10/00              8,268
  Buy                        23,400,000              1/01            400,056
  Sell                       73,000,000              1/01           (243,710)
  Sell        HD             27,000,000              3/01                460
  Sell                          178,000              6/01             12,732
  Buy         JY                837,000              9/00            117,902
  Sell                        3,700,000              9/00            633,877
  Buy                         1,400,000             10/00            148,929
  Sell                        1,400,000             10/00            388,471
                                                               --------------
                                                                  $1,406,858
                                                               --------------

          Principal amount denoted in the indicated currency:
             ED - Euro Dollar
             HD - Hong Kong Dollar
             JY - Japenese Yen (in thousands)

(b) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                 $3,421,185,155
                                                               --------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost            $1,056,579,521

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value             (326,033,571)
                                                               --------------

Net unrealized appreciation                                     $730,545,950
                                                               --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------
COMMON STOCKS - 95.61%

Autos & Transportation - 4.07%

BorgWarner Inc                          40,100      $1,408,512
Delphi Automotive Systems              243,900       3,551,794
SPX Corp                                13,000       1,572,187
Tidewater Inc                           27,600         993,600
                                                --------------
                                                     7,526,093
                                                --------------
Consumer Discretionary - 14.31%

Avon Products Inc                       43,700       1,944,650
Black & Decker Corp                     59,200       2,327,300
Borders Group Inc *                    233,800       3,638,512
New York Times Co 'A'                   21,000         829,500
Office Depot Inc *                     317,800       1,986,250
Republic Services Inc 'A' *            123,300       1,972,800
Saks Inc *                              75,100         788,550
Tricon Global Restaurants *            126,200       3,565,150
USA Networks Inc *                     165,100       3,570,287
Valassis Communications Inc *           77,600       2,958,500
Venator Group Inc *                    284,200       2,913,050
                                                --------------
                                                    26,494,549
                                                --------------
Consumer Staples - 6.55%

Coors (Adolph) Co                       62,100       3,757,050
Keebler Foods Co                        68,000       2,524,500
Nabisco Group Holdings Corp 'A'         61,300       1,589,969
Whitman Corp                           343,700       4,253,287
                                                --------------
                                                    12,124,806
                                                --------------
Financial Services - 14.63%

ACE Ltd                                133,700       3,743,600
Ambac Financial Group Inc               61,600       3,376,450
Capital One Financial Corp              54,600       2,436,525
Comerica Inc                            70,600       3,168,175
Everest Re Group Ltd                    84,900       2,791,087
Franklin Resources Inc                 103,400       3,140,775
North Fork Bancorp                     235,100       3,555,887
Paine Webber Group Inc                  32,100       1,460,550
SouthTrust Corp                        150,300       3,400,537
                                                --------------
                                                    27,073,586
                                                --------------
Health Care - 5.45%

Biogen Inc *                            13,600         877,200
Genzyme General Division *              42,400       2,520,150
IMS Health Inc                         229,600       4,132,800
Watson Pharmaceuticals Inc *            47,700       2,563,875
                                                --------------
                                                    10,094,025
                                                --------------
Integrated Oils - 3.25%

Coastal Corp                            57,000       3,469,875
USX-Marathon Group                     101,800       2,551,362
                                                --------------
                                                     6,021,237
                                                --------------

---------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         ------
Materials & Processing - 6.11%

Bowater Inc                             38,100     $1,681,163
Consolidated Papers Inc                 93,400      3,414,938
Eastman Chemical Co                     47,300      2,258,575
PPG Industries Inc                      64,900      2,875,881
Sealed Air Corp *                       20,600      1,078,925
                                                -------------
                                                   11,309,482
                                                -------------
Other - 1.81%

Textron Inc                             61,600      3,345,650
                                                -------------

Other Energy - 4.85%

Baker Hughes Inc                        31,700      1,014,400
Cooper Cameron Corp *                   33,200      2,191,200
Devon Energy Corp                       48,200      2,708,238
Enron Oil & Gas Co                      91,300      3,058,550
                                                -------------
                                                    8,972,388
                                                -------------
Producer Durables - 2.73%

B.F. Goodrich  Co                       15,800        538,188
Diebold Inc                            111,200      3,099,700
Ingersoll-Rand Co                       35,300      1,420,825
                                                -------------
                                                    5,058,713
                                                -------------
Technology - 25.62%

Acxiom Corp *                           77,200      2,103,700
Amphenol Corp *                         45,400      3,004,913
At Home Corp 'A' *                     194,800      4,042,100
Autodesk Inc                           102,900      3,569,344
Ceridian Corp *                        162,800      3,917,375
Electronics For Imaging Inc *          170,800      4,323,375
Gartner Group Inc 'A'                  279,200      3,350,400
Harris Corp                             99,400      3,255,350
Intuit Inc *                            26,100      1,079,888
J.D. Edwards & Co *                    214,100      3,224,881
KEMET Corp *                            49,600      1,243,100
LSI Logic Corp *                        74,700      4,043,138
NCR Corp *                              82,300      3,204,556
Sabre Holdings Corp *                  127,400      3,630,900
Seagate Technology Inc *                56,300      3,096,500
StorageNetworks Inc *                    3,700        333,925
                                                -------------
                                                   47,423,445
                                                -------------
Utilities - 6.23%

Cablevision Systems Corp 'A' *          50,800      3,448,050
Entergy Corp                           119,800      3,257,063
GPU Inc                                125,000      3,382,813
Western Wireless Corp *                 26,400      1,438,800
                                                -------------
                                                   11,526,726
                                                -------------

Total Common Stocks
   (Cost $172,668,258)                            176,970,700
                                                -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

-------------------------------------------------------------------------

                                               Principal
                                                 Amount               Value
                                               ---------              -----

SHORT-TERM INVESTMENT - 6.90%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 6.90%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $12,782,590; collateralized by
   U.S. Treasury Notes--market value
   $13,034,850 and due 05/31/01)              $12,777,000          $ 12,777,000
                                                                   ------------

Total Securities Held Under Repurchase
   Agreement                                                         12,777,000
                                                                   ------------

Total Short-Term Investment
   (Cost $12,777,000)                                                12,777,000
                                                                   ------------


TOTAL INVESTMENTS - 102.51%
   (Cost $185,445,258)                                              189,747,700


OTHER ASSETS AND
LIABILITIES, NET - (2.51%)                                           (4,644,940)
                                                                   ------------


NET ASSETS - 100.00%                                               $185,102,760
                                                                   ------------

--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                     $185,445,258
                                                                   ------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                $ 17,718,785

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                 (13,416,343)
                                                                   ------------

Net unrealized appreciation                                        $  4,302,442
                                                                   ============

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

COMMON STOCKS - 99.10%

Autos & Transportation - 1.52%

AMR Corp *                              31,500        $832,781
Cooper Tire & Rubber Corp               14,400         160,200
CSX Corp                                42,900         908,944
Dana Corp                               30,928         655,287
Delphi Automotive Systems              118,505       1,725,729
Delta Air Lines Inc                     29,400       1,486,537
Eaton Corp                              17,100       1,145,700
FedEX Corp *                            60,488       2,298,544
Ford Motor Co                          253,600      10,904,800
General Motors Corp                    114,344       6,639,098
Genuine Parts Co                        30,675         613,500
Goodyear Tire & Rubber                  37,500         750,000
Harley-Davidson Inc                     63,900       2,460,150
Kansas City Southern Industries Inc     25,100       2,226,056
Navistar International Corp *           12,060         374,614
Norfolk Southern Corp                   72,800       1,082,900
PACCAR Inc                              16,066         637,619
Southwest Airlines                      98,687       1,868,885
TRW Inc                                 22,800         988,950
U.S. Airways Group Inc *                15,300         596,700
Union Pacific Corp                      52,200       1,941,187
Visteon Corp *                          28,119         340,941
                                                --------------
                                                    40,639,122
                                                --------------
Consumer Discretionary - 12.50%

Alberto-Culver Co 'B'                    6,700         204,769
Alcan Aluminium Ltd                     49,200       1,525,200
Allied Waste Industries Inc *           31,000         310,000
America Online Inc *                   483,500      25,504,625
American Greetings Corp 'A'             13,560         257,640
Autozone Inc *                          28,200         620,400
Avon Products Inc                       52,700       2,345,150
Bed Bath & Beyond Inc *                 29,500       1,069,375
Best Buy Co Inc                         43,000       2,719,750
Black & Decker Corp                     17,900         703,694
Carnival Corp 'A'                      124,000       2,418,000
Cendant Corp *                         144,828       2,027,592
Circuit City Stores Inc                 42,800       1,420,425
Clear Channel Communications *          71,000       5,325,000
Comcast Corp 'A'                       188,870       7,649,235
Consolidated Stores *                   23,300         279,600
Convergys Corp *                        32,289       1,674,992
Costco Wholesale Corp *                 94,044       3,103,452
Darden Restaurants Inc                  26,000         422,500
Dillards Inc 'A'                        17,400         213,150
Dollar General Corp                     67,293       1,312,213
Eastman Kodak Co                        65,200       3,879,400
Federated Department Stores *           45,000       1,518,750
Gannett Co                              59,900       3,582,769
Gap Inc                                179,050       5,595,312
Gillette Co                            222,200       7,763,112
H & R Block Inc                         24,600         796,425
Harcourt General Inc                    11,442         622,159
Harrah's Entertainment Inc *            25,750         539,141

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Hasbro Inc                              41,725        $628,483
Hilton Hotels Corp                      64,900         608,437
Home Depot Inc                         486,850      24,312,072
IKON Office Solutions Inc                7,551          29,260
International Flavors-Fragrances        17,100         516,206
Interpublic Group of Cos Inc            60,000       2,580,000
J.C. Penney Co Inc                      54,900       1,012,219
Jostens Inc *                            3,912          98,532
Kimberly-Clark Corp                    116,952       6,710,121
Kmart Corp                              99,500         677,844
Knight-Ridder Inc                       17,700         941,419
Kohls Corp *                            71,000       3,949,375
Leggett & Platt Inc                     36,400         600,600
Limited Inc                             93,096       2,013,201
Liz Claiborne Inc                       11,460         403,965
Loews Corp                              21,300       1,278,000
Lowe's Cos Inc                          80,500       3,305,531
Marriott International Inc 'A'          47,100       1,698,544
Mattel Inc                              89,550       1,180,941
May Department Stores Co                70,000       1,680,000
Maytag Corp                             16,500         608,437
McDonalds Corp                         281,200       9,262,025
McGraw Hill Inc                         40,900       2,208,600
Meredith Corp                            8,900         300,375
New York Times Co 'A'                   35,800       1,414,100
Newell Rubbermaid Inc                   56,134       1,445,450
Nike Inc 'B'                            57,500       2,289,219
Nordstrom Inc                           26,720         644,620
Office Depot Inc *                      79,800         498,750
Omnicom Group Inc                       38,500       3,428,906
Polaroid Corp                           15,600         281,775
R.R. Donnelley & Sons                   25,700         579,856
RadioShack Corp                         41,344       1,958,672
Reebok International Ltd                11,880         189,337
Russell Corp                             6,800         136,000
Sears Roebuck & Co                      74,200       2,420,775
Snap-On Inc                             11,150         296,869
Springs Industries Inc                   3,000          96,562
Stanley Works                           14,400         342,000
Staples Inc *                          104,750       1,610,531
Starbucks Corp *                        39,900       1,523,681
Target Corp                             92,900       5,388,200
The Walt Disney Co                     437,206      16,969,058
Tiffany & Co                            14,600         985,500
Time Warner Inc                        277,140      21,062,640
TJX Cos Inc                             68,200       1,278,750
Toys R Us Inc *                         46,000         669,875
Tribune Co                              81,414       2,744,490
Tricon Global Restaurants *             30,770         869,252
Tupperware Corp                         17,500         385,000
Tyco International Ltd                 355,380      16,836,127
VF Corp                                 22,800         542,925
Viacom Inc                             320,905      21,881,710
Wal-Mart Stores Inc                    938,000      54,052,250
Waste Management Inc                   123,660       2,349,540
Wendy's International Inc               23,900         425,719

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Whirlpool Corp                          15,400        $718,025
Yahoo! Inc *                           114,400      14,171,300
Young & Rubicam Inc                     15,200         869,250
                                                --------------
                                                   333,364,731
                                                --------------
Consumer Staples - 5.88%

Albertson's Inc                         89,178       2,965,168
Anheuser-Busch Cos Inc                  98,000       7,319,375
Bestfoods                               57,800       4,002,650
Brown-Forman Corp 'B'                   12,161         653,654
Campbell Soup Co                        86,200       2,510,575
Clorox Co                               49,400       2,213,737
Coca-Cola Co                           520,900      29,919,194
Coca-Cola Enterprises Inc               90,300       1,473,019
Colgate-Palmolive Co                   119,000       7,125,125
Conagra Inc                             95,000       1,810,937
Coors (Adolph) Co                       10,690         646,745
CVS Corp                                78,900       3,156,000
General Mills Inc                       67,000       2,562,750
Great Atlantic & Pacific                 8,100         134,662
H.J. Heinz Co                           79,450       3,475,937
Hershey Foods Corp                      27,800       1,348,300
Kellogg Co                              79,300       2,359,175
Kroger Co *                            172,900       3,814,606
Longs Drug Stores Inc                    6,700         145,725
Nabisco Group Holdings Corp 'A'         68,700       1,781,906
PepsiCo Inc                            306,900      13,637,869
Philip Morris Cos Inc                  481,200      12,781,875
Procter & Gamble Co                    275,200      15,755,200
Quaker Oats Co                          30,600       2,298,825
Ralston Purina Group                    64,600       1,287,962
Rite Aid Corp                           66,600         437,062
Safeway Inc *                          105,100       4,742,637
Sara Lee Corp                          184,200       3,557,362
Seagrams Co Ltd                         89,200       5,173,600
Supervalu Inc                           21,600         411,750
Sysco Corp                              69,500       2,927,687
Unilever N.V.                          116,192       4,996,256
UST Inc                                 38,100         559,594
Walgreen Co                            212,100       6,826,969
William Wrigley Jr. Co                  21,600       1,732,050
Winn-Dixie Stores Inc                   24,900         356,381
                                                --------------
                                                   156,902,319
                                                --------------
Financial Services - 13.15%

AFLAC Inc                               52,300       2,402,531
Allstate Corp                          156,678       3,486,085
American Express Co                    281,100      14,652,337
American General Corp                   55,465       3,383,365
American International Group Inc       324,385      38,115,237
Amsouth Bancorp                         82,650       1,301,737
Aon Corp                                55,725       1,730,958
Associates First Capital Corp          148,690       3,317,646
Automatic Data Processing Inc          128,800       6,898,850
Bank of America Corp                   350,208      15,058,944
Bank of New York Co Inc                149,900       6,970,350
Bank One Corp                          241,354       6,410,966
BB&T Corp                               65,400       1,561,425

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Bear Stearns Cos Inc                    31,720      $1,320,345
Capital One Financial Corp              41,200       1,838,550
Charter One Financial Inc               61,900       1,423,700
Chase Manhattan Corp                   260,520      12,000,202
Chubb Corp                              37,600       2,312,400
CIGNA Corp                              36,700       3,431,450
Cincinnati Financial Corp               33,800       1,062,587
Citigroup Inc                          710,063      42,781,296
Comerica Inc                            32,950       1,478,631
Conseco Inc                             83,913         818,152
Countrywide Credit Industries Inc       23,800         721,437
Deluxe Corp                             16,500         388,781
Dow Jones & Co Inc                      18,700       1,369,775
Dun & Bradstreet Corp                   32,100         918,862
Equifax Inc                             27,100         711,375
FHLMC                                  146,300       5,925,150
Fifth Third Bancorp                     65,175       4,122,319
First Data Corp                         86,800       4,307,450
First Union Corp                       206,310       5,119,067
Firstar Corp                           204,130       4,299,488
FleetBoston Financial Corp             196,006       6,664,204
FNMA                                   214,800      11,209,875
Franklin Resources Inc                  54,100       1,643,287
Golden West Financial Corp              34,500       1,408,031
Hartford Financial Services Group       46,000       2,573,125
Household International Inc             99,592       4,139,292
Huntington Bancshares Inc *             39,930         631,393
J.P. Morgan & Co Inc                    35,900       3,953,487
Jefferson-Pilot Corp                    18,600       1,049,737
KeyCorp                                 91,500       1,612,687
Lehman Brothers Holdings Inc            23,900       2,260,044
Lincoln National Corp                   40,300       1,455,837
Marsh & McLennan Cos Inc                56,750       5,926,828
MBIA Inc                                20,400         983,025
MBNA Corp                              168,737       4,576,991
Mellon Financial Corp                  103,400       3,767,637
Merrill Lynch & Co Inc                  68,500       7,877,500
MGIC Investment Corp                    19,600         891,800
Morgan Stanley Dean Witter Co          239,448      19,934,046
National City Corp                     121,300       2,069,681
Northern Trust Corp                     46,800       3,044,925
Old Kent Financial Corp                 24,570         657,247
Paine Webber Group Inc                  37,600       1,710,800
Paychex Inc                             81,300       3,414,600
PNC Bank Corp                           61,100       2,864,062
Progressive Corp Ohio                   15,400       1,139,600
Providian Financial Corp                30,000       2,700,000
Regions Financial Corp                  46,400         922,200
Ryder Systems Inc                       19,200         363,600
SAFECO Corp                             26,840         533,445
Schwab (Charles) Corp                  286,600       9,636,925
SLM Holding Corp                        29,300       1,096,919
SouthTrust Corp                         43,600         986,450
St. Paul Cos Inc                        48,898       1,668,644
State Street Corp                       33,900       3,595,519
Summit Bancorp                          29,900         736,287
SunTrust Banks Inc                      66,300       3,029,081
Synovus Financial Corp                  48,950         862,744

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

T. Rowe Price Associates Inc            33,200      $1,411,000
Torchmark Corp                          22,700         560,406
U.S. Bancorp                           158,237       3,046,062
Union Planters Corp                     29,300         818,569
UNUMProvident Corp                      50,605       1,015,263
Wachovia Corp                           39,400       2,137,450
Washington Mutual Inc                  113,892       3,288,631
Wells Fargo & Co                       339,100      13,140,125
                                                --------------
                                                   350,650,509
                                                --------------
Health Care - 11.69%

Abbott Laboratories Inc                326,000      14,527,375
Aetna Inc                               29,639       1,902,453
Allergan Inc                            28,900       2,153,050
ALZA Corp *                             23,600       1,395,350
American Home Products Corp            274,500      16,126,875
Amgen Inc *                            216,100      15,181,025
Bausch & Lomb Inc                       11,500         889,812
Baxter International Inc                64,100       4,507,031
Becton Dickinson & Co                   49,100       1,408,556
Biogen Inc *                            32,900       2,122,050
Biomet Inc                              24,940         958,631
Boston Scientific Corp *                82,700       1,814,231
Bristol Myers Squibb Co                416,900      24,284,425
C.R. Bard Inc                            9,200         442,750
Cardinal Health Inc                     59,350       4,391,900
Guidant Corp                            64,500       3,192,750
HCA - The Healthcare Co                120,084       3,647,551
HCR Manor Care Inc *                    18,500         129,500
HEALTHSOUTH Corp *                      77,900         559,906
Humana Inc                              38,600         188,175
IMS Health Inc                          62,500       1,125,000
Johnson & Johnson                      292,700      29,818,812
Lilly (Eli) & Co                       237,900      23,760,262
Mallinckrodt Inc                        12,300         534,281
McKesson HBOC Inc                       54,539       1,141,910
MedImmune Inc *                         49,100       3,633,400
Medtronic Inc                          251,900      12,547,769
Merck & Co Inc                         483,900      37,078,837
PerkinElmer Inc                         12,600         833,175
Pfizer Inc                           1,325,475      63,622,800
Pharmacia Corp                         267,094      13,805,421
Quintiles Transnational Corp *          31,000         437,875
Schering-Plough Corp                   308,700      15,589,350
Shared Medical Systems Corp              6,800         495,975
St. Jude Medical Inc                    18,156         832,907
Tenet Healthcare Corp                   66,700       1,800,900
UnitedHealth Group Inc                  34,200       2,932,650
Watson Pharmaceuticals Inc *            20,300       1,091,125
Wellpoint Health Networks Inc *         13,100         948,931
                                                --------------
                                                   311,854,776
                                                --------------
Integrated Oils - 4.51%

Amerada Hess Corp                       19,100       1,179,425
Chevron Corp                           137,800      11,687,163
Coastal Corp                            47,500       2,891,563
Conoco Inc 'B'                         131,403       3,227,586
Exxon Mobil Corp                       733,339      57,567,112

--------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         ------

Kerr-McGee Corp                         19,798     $1,166,845
Phillips Petroleum Co                   53,400      2,706,713
Royal Dutch Petroleum Guilder          451,200     27,777,000
Texaco Inc                             116,200      6,187,650
Transocean Sedco Forex Inc              45,589      2,436,162
Unocal Corp                             51,100      1,692,688
USX-Marathon Group                      65,600      1,644,100
                                                -------------
                                                  120,164,007
                                                -------------
Materials & Processing - 2.17%

Air Products & Chemicals Inc            43,900      1,352,669
Alcoa Inc                              186,572      5,410,588
Allegheny Technologies Inc              15,902        286,236
Archer-Daniels-Midland Co              113,787      1,116,535
Armstrong Holding                        8,500        130,156
Avery Dennison Corp                     21,100      1,416,338
Ball Corp                                5,000        160,938
Barrick Gold Corp                       85,500      1,555,031
Bemis Inc                               10,700        359,788
Bethlehem Steel Corp                    27,400         97,613
Boise Cascade Corp                      15,300        395,888
Burlington Northern Santa Fe            91,610      2,101,304
Crown Cork & Seal Co Inc                34,800        522,000
Dow Chemical Co                        142,800      4,310,775
Du Pont E.I. De Nemours & Co           220,282      9,637,338
Eastman Chemical Co                     19,125        913,219
Ecolab Inc                              23,040        900,000
Engelhard Corp                          22,612        385,817
Fluor Corp                              13,800        436,425
Fort James Corp                         40,000        925,000
Freeport McMoRan Copper & Gold          32,100        296,925
Georgia-Pacific Group                   35,900        942,375
Great Lakes Chemical Corp               16,100        507,150
Hercules Inc                            29,600        416,250
Homestake Mining Co                     54,800        376,750
International Paper Co                 117,327      3,497,811
Louisiana-Pacific Corp                  21,200        230,550
Masco Corp                              94,400      1,705,100
Mead Corp                               17,700        446,925
Newmont Mining Corp                     35,322        763,838
Nucor Corp                              18,800        623,925
Owens Corning                           11,700        108,225
Owens Illinois Inc *                    30,200        352,963
Pactiv Corp *                           35,600        280,350
Phelps Dodge Corp                       16,550        615,453
Placer Dome Inc                         64,700        618,694
Potlatch Corp                            5,700        188,813
PPG Industries Inc                      32,300      1,431,294
Praxair Inc                             36,400      1,362,725
Rohm & Haas Co                          45,798      1,580,031
Sealed Air Corp *                       19,960      1,045,405
Sherwin Williams Co                     30,200        639,863
Sigma Aldrich Corp                      20,200        590,850
Temple-Inland Inc                       10,100        424,200
Timken Co                               12,800        238,400
Union Carbide Corp                      27,800      1,376,100
USX-U.S. Steel Group                    19,460        361,226
Vulcan Materials Co                     17,800        759,838

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)
---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

W.R. Grace & Co *                       14,200        $172,175
Westvaco Corp                           15,200         377,150
Weyerhaeuser Co                         53,300       2,291,900
Williamette Industries Inc              23,300         634,925
Worthington Industries Inc              18,155         190,628
                                                --------------
                                                    57,862,465
                                                --------------
Other - 4.95%

Brunswick Corp                          18,500         306,406
Crane Co                                12,750         309,984
FMC Corp *                               8,000         464,000
Fortune Brands Inc                      29,500         680,344
General Electric Co                  2,081,800     110,335,400
Honeywell International Inc            167,575       5,645,183
Illinois Tool Works Inc                 60,500       3,448,500
ITT Industries Inc                      16,800         510,300
Johnson Controls Inc                    16,500         846,656
Minnesota Mining & Manufacturing Co     83,300       6,872,250
National Service Industries             11,100         216,450
Textron Inc                             32,500       1,765,156
Thermo Electron Corp *                  27,600         581,325
                                                --------------
                                                   131,981,954
                                                --------------
Other Energy - 1.80%

AES Corp *                              89,700       4,092,563
Anadarko Petroleum Corp                 27,000       1,331,438
Apache Corp                             24,100       1,417,381
Ashland Inc                             10,400         364,650
Baker Hughes Inc                        65,000       2,080,000
Burlington Resources Inc                45,247       1,730,698
Columbia Energy Group Inc               19,800       1,299,375
Eastern Enterprises                      8,900         560,700
El Paso Energy Corp                     52,000       2,648,750
Enron Corp                             154,500       9,965,250
Halliburton Co                          98,000       4,624,375
Inco Ltd                                35,600         547,350
McDermott International Inc              9,600          84,600
Occidental Petroleum Corp               73,600       1,550,200
Rowan Cos Inc *                         19,800         601,425
Schlumberger Ltd                       117,000       8,731,125
Sunoco Inc                              18,657         549,215
Tosco Corp                              31,300         886,181
Union Pacific Resources Group           48,326       1,063,172
Williams Cos Inc                        93,000       3,876,938
                                                --------------
                                                    48,005,386
                                                --------------
Producer Durables - 2.92%

Agilent Technologies Inc *              93,831       6,920,036
American Power Conversion Corp *        40,800       1,665,150
Andrew Corp *                           19,225         645,239
Applied Materials Inc *                170,000      15,406,250
B.F. Goodrich  Co                       22,600         769,813
Boeing Co                              190,910       7,982,424
Briggs & Stratton Corp                   8,000         274,000
Caterpillar Inc                         73,400       2,486,425
Centex Corp                             10,200         239,700
Cooper Industries Inc                   18,600         605,663
Cummins Engine Co Inc                    5,800         158,050

--------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         ------

Danaher Corp                            29,800     $1,473,238
Deere & Co                              49,300      1,824,100
Dover Corp                              42,700      1,732,019
Emerson Electric Co                     93,800      5,663,175
Ingersoll-Rand Co                       34,050      1,370,513
Kaufman & Broad Home Corp               10,100        200,106
KLA-Tencor Corp *                       40,100      2,348,356
Lexmark International Group Inc 'A' *   27,200      1,829,200
Lockheed Martin Corp                    84,242      2,090,255
Milacron                                 2,900         42,050
Millipore Corp                          10,952        825,507
Molex Inc                               39,200      1,886,500
Northrop Grumman Corp                   14,700        973,875
Novellus Systems Inc *                  27,500      1,555,469
Pall Corp                               21,266        393,421
Parker-Hannifin Corp                    21,775        745,794
Pitney Bowes Inc                        54,200      2,168,000
Pulte Corp                               8,700        188,138
Tektronix Inc                           11,750        869,500
Teradyne Inc *                          36,400      2,675,400
Thomas & Betts Corp                     16,200        309,825
United Technologies Corp               102,300      6,022,913
W.W. Grainger Inc                       19,800        610,088
Xerox Corp                             142,200      2,950,650
                                                -------------
                                                   77,900,842
                                                -------------
Technology - 28.02%

3Com Corp *                             73,800      4,252,725
Adaptec Inc *                           26,600        605,150
ADC Telecommunications Inc *            69,800      5,854,475
Adobe Systems Inc                       25,200      3,276,000
Advanced Micro Devices Inc *            31,500      2,433,375
Altera Corp *                           40,900      4,169,244
Analog Devices Inc *                    74,500      5,662,000
Apple Computer Inc                      68,500      3,587,688
Autodesk Inc                            12,260        425,269
BMC Software Inc *                      51,400      1,875,297
Broadcom Corp *                         32,995      7,223,843
Cabletron Systems Inc *                 38,400        969,600
Ceridian Corp *                         28,000        673,750
Cisco Systems Inc *                  1,464,600     93,093,638
Citrix Systems Inc *                    39,000        738,563
Compaq Computer Corp                   357,342      9,134,555
Computer Associates International Inc  123,800      6,337,013
Computer Sciences Corp *                35,200      2,629,000
Compuware Corp *                        78,900        818,588
Comverse Technology Inc *               32,100      2,985,300
Conexant Systems Inc *                  44,100      2,144,363
Corning Inc                             58,000     15,652,750
Dell Computer Corp *                   541,900     26,722,444
Electronic Data Systems Corp            98,000      4,042,500
EMC Corp *                             456,650     35,133,509
Gateway 2000 Inc *                      66,000      3,745,500
General Dynamics Corp                   38,940      2,034,615
Hewlett-Packard Co                     211,200     26,373,600
IBM Corp                               373,500     40,921,594
Intel Corp                             704,760     94,217,603
Linear Technology Corp                  67,000      4,283,813

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)
---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

LSI Logic Corp *                        64,600      $3,496,475
Lucent Technologies Inc                686,026      40,647,041
Maxim Integrated Products Inc *         60,100       4,083,044
Mercury Interactive Corp *              17,800       1,722,150
Micron Technology Inc                  115,700      10,188,831
Microsoft Corp *                     1,107,300      88,584,000
Motorola Inc                           452,972      13,164,499
National Semiconductor Corp *           37,200       2,111,100
NCR Corp *                              20,000         778,750
Network Appliance Inc *                 65,200       5,248,600
Novell Inc *                            79,300         733,525
Oracle Systems Corp *                  598,004      50,269,711
Parametric Technology Corp *            66,200         728,200
PE Corp-PE Biosystems Group             44,700       2,944,612
PeopleSoft Inc *                        58,100         973,175
QUALCOMM Inc *                         155,900       9,354,000
Raytheon Co 'B'                         67,500       1,299,375
Rockwell International Corp             35,900       1,130,850
Sabre Holdings Corp *                   31,002         883,557
Sanmina Corp *                          32,002       2,736,171
Sapient Corp *                          13,200       1,411,575
Scientific-Atlanta Inc                  33,500       2,495,750
Seagate Technology Inc *                47,800       2,629,000
Siebel Systems Inc *                    41,400       6,771,488
Solectron Corp *                       125,500       5,255,313
Sun Microsystems Inc *                 333,900      30,364,031
Tellabs Inc *                           86,200       5,899,313
Texas Instruments Inc                  344,400      23,655,975
Unisys Corp *                           61,900         901,419
Veritas Software Corp                   82,300       9,301,186
Xilinx Inc *                            67,600       5,581,225
                                                --------------
                                                   747,361,305
                                                --------------
Utilities - 9.99%

Alltel Corp                             66,700       4,131,231
Ameren Corp *                           22,400         756,000
American Electric Power Co Inc          67,660       2,004,428
AT&T Corp *                            671,540      21,237,453
Bell Atlantic Corp                     325,322      16,530,424
BellSouth Corp                         395,900      16,875,238
CP & L Energy Inc                       26,800         855,925
CenturyTel Inc                          33,350         958,813
Cinergy Corp                            41,713       1,061,074
CMS Energy Corp                         31,300         692,513
Consolidated Edison Inc                 40,600       1,202,775
Constellation Energy Group              31,450       1,024,091
Dominion Resource                       50,085       2,147,394
DTE Energy Co                           30,000         916,875
Duke Power Co                           81,026       4,567,841
Edison International                    69,900       1,432,950
Entergy Corp                            48,400       1,315,875
FirstEnergy Corp                        39,500         923,313
Florida Progress Corp                   17,700         829,688
FPL Group Inc                           37,500       1,856,250
Global Crossing Ltd *                  185,570       4,882,811
GPU Inc                                 33,300         901,181
GTE Corp                               200,600      12,487,350
MediaOne Group Inc *                   125,600       8,329,007

--------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         ------

New Century Energies Inc                17,600       $528,000
Nextel Communications Inc 'A' *        159,600      9,765,525
Niagara Mohawk Holdings Inc *           28,600        398,613
Nicor Inc                                9,500        309,938
Nortel Networks Corp                   623,360     42,544,320
Northern States Power Co                41,300        833,744
ONEOK Inc                                6,100        158,219
PECO Energy Co                          35,700      1,439,156
Peoples Energy Corp                      6,100        197,488
PG&E Corp                               82,700      2,036,488
Pinnacle West Capital Corp              24,200        819,775
PPL Corporation                         25,566        560,854
Public Service Enterprise Group Inc     39,300      1,360,763
Qwest Communications Int'l Inc *         2,790        138,628
Reliant Energy Inc                      54,429      1,609,057
SBC Communications Inc                 716,048     30,969,076
Sempra Energy                           37,358        635,086
Southern Co                            136,500      3,182,156
Sprint FON Group                       185,900      9,480,900
Sprint PCS Group Series 1 *            190,600     11,340,700
TXU Corp                                62,410      1,841,095
U.S. West Inc                          106,836      9,161,187
Unicom Corp                             41,500      1,605,531
WorldCom Inc *                         602,647     27,646,431
                                                -------------
                                                  266,483,230
                                                -------------

Total Common Stocks
   (Cost $1,887,173,804)                        2,643,170,646
                                                -------------

                                   Principal
                                     Amount         Value
                                     ------         ------
SHORT-TERM INVESTMENTS - 1.07%

U.S. TREASURY BILL - 0.26%

     5.710% due 07/06/00 **         $6,945,000      6,939,492
                                                -------------

Total U.S. Treasury Bill                            6,939,492
                                                -------------


See Notes To Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)
---------------------------------------------------------------

                                   Principal
                                     Amount          Value
                                     ------          ------
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.81%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $21,744,509; collateralized by U.S.
   Treasury Bonds--market value
   $22,170,038 and due 11/15/27)   $21,735,000     $21,735,000
                                                --------------

Total Securities Held Under Repurchase
   Agreement                                        21,735,000
                                                --------------

Total Short-Term Investments
   (Cost $28,674,492)                               28,674,492
                                                --------------


TOTAL INVESTMENTS - 100.17%
   (Cost $1,915,848,296)                         2,671,845,138


OTHER ASSETS AND
LIABILITIES, NET - (0.17%)                          (4,585,781)
                                                --------------


NET ASSETS - 100.00%                            $2,667,259,357
                                                --------------


--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of
$6,894,718 have been segregated with the custodian to cover
margin requirements for the following open futures contracts at June 30, 2000:
                                   Number of                        Unrealized
              Type                 Contracts                       Depreciation
--------------------------------------------------------------------------------
S&P 500/250 (9/00)                     61                             ($293,913)
                                                                   -------------

(b) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                   $1,915,848,296
                                                                 ---------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                $897,325,269

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                (141,328,427)
                                                                   -------------

Net unrealized appreciation                                        $755,996,842
                                                                   -------------

See Notes to Financial Statements

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)
---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

PREFERRED STOCK - 0.00%

Consumer Discretionary - 0.00%

O'Sullivan Industries Holding *          1,080            $540
                                                --------------

Total Preferred Stock
   (Cost $1,620)                                           540
                                                --------------


COMMON STOCKS - 95.49%

Autos & Transportation - 2.79%

A.O. Smith Corp                          3,500          73,281
AAR Corp                                 5,500          66,000
Airborne Freight Corp                    8,100         153,394
AirTran Holdings Inc *                   9,200          38,237
Alaska Air Group Inc *                   4,100         111,212
Alexander & Baldwin Inc                  6,900         152,231
America West Holdings Corp 'B' *         6,200         106,175
American Axle & Manufacturing *          1,500          21,281
American Freightways Corp *              3,400          49,300
Arctic Cat Inc                           3,000          35,625
Arkansas Best Corp *                     1,400          13,912
Arnold Industries Inc                    2,200          26,537
Arvin Industries Inc                     4,200          72,975
Atlantic Coast Airlines *                1,900          60,325
Atlas Air Inc *                          2,450          87,894
Bandag Inc                               1,800          43,650
BorgWarner Inc                           4,000         140,500
Circle International Group Inc           3,100          77,887
CNF Inc                                  7,900         179,725
Coachmen Industries Inc                  2,200          25,300
Cooper Tire & Rubber Corp                9,200         102,350
Delco Remy International Inc *           3,300          27,431
Dura Automotive Systems Inc *            2,900          31,356
EGL Inc *                                2,750          84,562
Exide Corp                               3,900          31,200
Federal Mogul Corp                      12,100         115,706
Fleetwood Enterprise                     5,500          78,375
Forward Air Corp *                       1,800          72,000
Fritz Cos Inc *                          3,400          35,062
Frontier Airlines Inc *                  2,900          41,506
Hayes Lemmerz International Inc *        1,900          22,919
Heartland Express Inc *                  2,400          40,050
IMPCO Technologies Inc *                   300          12,713
J.B. Hunt Transport Services Inc         3,600          55,575
Kirby Corp                               4,000          85,000
Knight Transportation Inc *              1,100          16,019
Landstar System Inc *                    1,500          89,344
Lear Corp *                             10,800         216,000
M.S. Carriers Inc *                      1,400          24,675
MascoTech Inc                            6,100          65,956
Meritor Automotive Inc *                10,300         113,300
Mesa Air Group Inc *                     3,000          16,594
Mesaba Holdings Inc *                    2,000          19,125
Midwest Express Holdings Inc *           2,300          49,450

---------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         ------

Modine Manufacturing Co                  3,700        $99,900
Monaco Coach Corp *                      2,550         34,744
Offshore Logistics Inc *                 4,500         64,687
Oshkosh Truck Corp                       2,350         84,012
Overseas Shipholding Group               4,800        118,200
Polaris Industries Inc                   3,900        124,800
Roadway Express Inc                      2,700         63,281
Sauer Inc                                2,200         21,725
Skywest Inc                              3,800        140,837
Stoneridge Inc *                         1,000          8,750
Superior Industries International Inc    3,100         79,825
Swift Transport *                        6,150         86,100
Tenneco Automotive                       3,400         17,850
Thor Industries Inc                      1,100         23,100
Tower Automotive Inc *                   6,500         81,250
USFreigtways Corp                        4,900        120,356
Wabash National Corp                     3,600         42,975
Wabtec Corp                              4,510         46,791
Werner Enterprise Inc                    5,700         65,906
Winnebago Industries Inc                 2,200         28,737
Wisconsin Central Transport *            9,100        118,300
Wynn's International Inc                 3,000         68,062
Yellow Corp                              5,200         76,700
                                                -------------
                                                    4,598,597
                                                -------------
Consumer Discretionary - 15.46%

24/7 Media Inc *                         3,400         53,125
4 Kids Entertainment Inc *               1,900         49,519
99 Cents Only Stores *                   1,600         63,800
Aaron Rents Inc                          2,900         36,431
Abercrombie & Fitch Co 'A' *            14,300        174,281
ABM Industries                           3,300         75,900
Ackerley Group Inc                       1,200         14,100
ACME Communications Inc *                1,000         18,250
ACNielsen Corp *                         8,800        193,600
ACTV Inc *                               5,500         82,156
Administaff Inc *                        1,700        107,950
Advanced Marketing Services Inc            500          9,219
Advantage Learning System Inc *            800         12,300
ADVO Inc *                               3,200        134,400
AGENCY.COM Ltd *                         1,500         26,719
AMERCO *                                 1,000         20,000
America Online Inc *                       379         19,976
American Classic Voyages Co *            1,600         33,000
American Eagle Outfitters *              2,900         40,600
American Greetings Corp 'A'             10,600        201,400
Ames Department Stores Inc *             5,900         45,725
Anchor Gaming *                          1,500         71,906
AnnTaylor Stores Corp *                  3,800        125,875
APAC Customer Services Inc *             2,900         32,081
Applebee's International Inc             4,500        136,406
Applica Inc *                            4,500         50,906
Argosy Gaming Co *                       3,400         48,875
Ask Jeeves Inc *                         2,900         52,381
Avis Group Holdings Inc *                3,600         67,500
Aztar Corp *                             6,300         97,650
Bacou Inc *                                800         16,000
Bally Total Fitness Holdings *           4,200        106,575


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                       Market
                                        Shares          Value
                                        ------         ------

Banta Corp                               4,200         $79,537
Barnes & Noble Inc *                     7,500         166,875
Barnesandnoble.com Inc *                 2,800          18,287
Be Free Inc *                            3,000          27,000
Beasley Broadcast Group Inc *            2,200          29,975
bebe Stores Inc *                          700           5,862
Bell Howell and Co *                     3,000          72,750
Block Drug Co Inc                        1,530          64,738
Blyth Industries Inc                     5,700         168,150
Bob Evans Farms Inc                      6,300          94,106
Boca Resorts Inc *                       4,500          44,437
Borders Group Inc *                     12,900         200,756
Bowne & Co                               6,900          69,431
Boyd Gaming Corp *                       3,700          20,581
Boyds Collection Ltd *                   8,400          71,400
Bright Horizons Family Solutions Inc *   2,700          57,712
Brightpoint Inc *                        8,500          73,578
Brown Shoe Co Inc                        3,000          39,000
BUCA Inc *                                 200           3,125
Buckle Inc *                               500           5,875
Buffets Inc *                            8,100         102,769
Burlington Coat Factory                  2,900          31,356
Burns International Services *           1,000          12,500
Bush Industries                          1,400          22,400
BUY.COM Inc *                              700           3,522
Callaway Golf Co                        13,100         213,694
Career Education Corp *                  1,800          87,300
Casella Waste *                          4,200          45,150
Catalytica Inc *                         6,100          67,100
Cato Corp                                3,700          43,012
CBRL Group Inc                           9,700         142,469
CDI Corp *                               1,800          36,675
CEC Entertainment *                      3,950         101,219
Central Garden & Pet Co *                1,400          12,556
Central Parking Corp                     1,500          35,531
Century Business Services *             12,200          23,637
Championship Auto Racing *               1,200          30,600
Charming Shoppes Inc                    15,500          78,953
Cheap Tickets Inc *                      2,200          26,400
Cheesecake Factory *                     4,900         134,750
Chicos Fas Inc *                         2,700          54,000
Children's Place *                       3,200          65,600
Choice Hotels International Inc *        7,600          75,525
Churchill Downs Inc                      1,400          32,725
Citadel Communications Corp *            6,000         209,625
Claire's Stores Inc                      5,900         113,575
Coinstar Inc *                           3,100          31,194
Coldwater Creek Inc *                      400          12,050
Columbia Sportswear Co *                 1,100          29,562
Concord Camera Corp *                    3,700          77,237
Consolidated Products Inc *              2,960          26,640
Copart Inc                               5,900          94,400
Corinthian Colleges Inc *                  700          16,406
Corporate Executive Board Co *           1,600          95,800
Cost Plus Inc *                          3,775         108,295
CoStar Group Inc *                       1,900          47,619
CPI Corp                                 1,400          29,575
Crown Media Holdings Inc 'A' *           2,500          38,281

---------------------------------------------------------------

                                                       Market
                                        Shares          Value
                                        ------         ------

CSK Auto Corp *                          3,100         $23,444
CSS Industries Inc *                     1,700          34,744
Cumulus Media Inc 'A' *                  6,800          62,050
Davids Bridal Inc *                      1,500          17,344
Dendrite International Inc *             4,950         164,897
Diamond Tech Partners Inc *              3,300         290,400
Digital Impact Inc *                     1,800          25,425
DigitalThink Inc *                         400          14,350
Dillards Inc 'A'                        15,300         187,425
Direct Focus Inc *                       1,800          88,200
Dollar Thrifty Automotive Group Inc *    4,000          73,750
Dover Downs Entertainment                  800          11,200
Dress Barn Inc *                         2,500          55,312
Drugstore.com Inc *                      1,900          14,309
Edison Schools Inc *                     1,800          41,738
Education Management Corp                3,200          57,800
Electronics Boutique Holdings *            900          14,737
eMerge Interactive Inc 'A' *               600          10,762
Encompass Services Corp *                8,826          50,750
Ethan Allen Interiors Inc                6,500         156,000
eToys Inc *                             11,000          69,781
Expedia Inc 'A' *                          500           7,406
Extended Stay America Inc *             11,700         108,225
F.Y.I. Inc *                             2,500          84,219
Factory 2-U Stores Inc *                 2,300          86,969
Fedders USA Inc                          4,600          26,737
First Consulting Group Inc *             1,800          10,012
Fisher Scientific International *        6,600         163,350
Footstar Inc *                           3,000          99,750
Fossil Inc *                             3,000          58,312
Fred's Inc                                 700          12,600
Frontline Capital Group Inc *            3,500          74,594
Furniture Brands International Inc *     7,600         114,950
G&K Services Inc 'A'                     3,500          87,719
Gaylord Entertainment Co 'A'             2,900          62,350
GC Cos Inc *                               900          20,137
Genesco Inc *                            4,300          69,069
GetThere Inc *                             400           4,225
GoTo.com Inc *                           3,500          53,594
Grey Advertising Inc                       100          52,000
Group 1 Automotive Inc *                 1,800          21,600
GTECH Holdings Corp                      5,700         129,319
Guess? Inc *                             1,200          16,800
Guitar Center Inc *                      3,400          35,700
Hall, Kinion & Associates Inc *          1,900          63,294
HA-LO Industries Inc *                   7,150          40,219
Handleman Co Del                         4,400          55,000
Hanover Direct Inc *                    19,100          29,844
Harman International                     2,900         176,900
Haverty Furniture                        2,300          19,550
Heidrick & Struggles International Inc * 3,000         189,375
Herbalife International Inc 'A'          1,900          16,625
Hollinger International Inc 'A'          5,100          69,487
Hollywood Entertainment Corp *           5,200          40,950
Hollywood.com Inc *                      1,800          13,950
Hot Topic Inc *                          1,800          57,600
Hotel Reservation Network Inc 'A' *      1,200          35,700
HotJobs.com Ltd *                        1,900          26,244

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)
---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Houghton Mifflin Co                      4,600        $214,762
iBEAM Broadcasting Corp *                1,200          20,850
IHOP Corp                                3,200          53,600
IKON Office Solutions Inc               22,600          87,575
Information Holdings Inc *               1,400          51,800
InfoUSA Inc *                            4,300          27,950
Insight Communications Co *              5,600          87,500
Insight Enterprises Inc *                3,550         210,559
Insurance Auto Auction Inc *             2,100          44,362
Interim Services Inc *                   9,660         171,465
Interliant Inc *                         7,800         181,837
Interlogix Inc *                           695           9,556
Internet Pictures Corp *                 8,100         122,513
InterTAN Inc                             4,500          52,875
Isle of Capri Casinos Inc *              5,000          67,812
ITT Educational Services Inc *           2,300          40,394
Jack In The Box Inc *                    6,300         155,137
Jakks Pacific Inc *                      3,900          57,525
John H Harland Co                        4,700          70,206
John Wiley and Sons Inc                  7,600         171,000
Jostens Inc *                            4,816         121,301
Journal Register Co *                    6,600         120,450
Jupiter Communications Inc *               600          13,800
Kellwood Co                              4,800         101,400
Kelly Services Inc 'A'                   2,800          64,750
Kenneth Cole *                             550          22,000
kforce.com Inc *                         6,400          44,400
Korn Ferry International *               5,500         174,281
Krispy Kreme *                             600          44,100
Labor Ready Inc *                        5,700          37,762
Landrys Seafood Restaurants Inc          4,600          39,100
Lands' End Inc                           2,500          83,437
Lawson Products Inc                      1,200          29,550
La-Z-Boy Chair Co                        8,300         116,200
Learning Tree International *            1,800         110,250
Lee Enterprises                          7,200         167,850
Libbey Inc                               2,500          80,312
Liberty Livewire Corp *                    100           7,025
LifeMinders Inc *                        1,700          50,256
Lightbridge Inc *                        2,300          54,912
Linens 'n Things Inc *                   6,500         176,312
Lone Star Steakhouse & Saloon            5,700          57,712
LookSmart Ltd *                          6,100         112,850
Lubys Cafeterias Inc                     3,700          29,600
Mail.com Inc *                           7,900          44,931
Mail-Well Inc *                          6,000          51,750
Marcus Corp                              2,800          33,950
Marketwatch.Com Inc *                      500           9,406
Martha Stewart Living Omnimedia 'A' *    1,400          30,800
Matthews International Corp 'A'          2,200          63,800
Maximus Inc *                            1,300          28,762
McClatchy Co                             3,100         102,687
Media General Inc                        3,400         165,112
Media Metrix Inc *                       2,500          63,594
Mediaplex Inc *                          2,400          46,350
MemberWorks Inc *                        1,600          53,800
Mens Wearhouse Inc *                     5,286         117,944
Meredith Corp                            6,100         205,875

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

META Group Inc *                           600         $11,550
Metromedia International Group Inc *    11,600          55,100
Michaels Stores Inc *                    4,800         219,900
Midas Inc                                3,300          66,000
Midway Games Inc *                       4,400          35,475
Modem Media Poppe Tyson Inc *            2,300          28,606
Modis Professional Services *           15,000         114,375
Mohawk Industries Inc *                  6,100         132,675
MP3.com Inc *                            2,800          37,975
Musicland Stores Corp *                  3,400          25,287
MyPoints.com *                           3,300          62,545
National Presto Industries Inc             900          27,675
Nautica Enterprises Inc *                6,400          68,400
Navigant Consulting *                    4,100          17,425
NBC Internet Inc *                       5,300          66,250
NCO Group Inc 'A' *                      3,600          83,250
Neiman Marcus Group Inc *                5,500         162,594
Netcentives Inc *                        4,500          83,812
NetCreations Inc *                         800          36,650
NetRatings Inc *                           400          10,250
NPC International Inc *                  1,900          17,041
Nu Skin Enterprises Inc *                5,400          31,050
Oakley Inc *                             3,500          40,250
O'Charley's Inc *                        2,300          31,337
OfficeMax Inc *                         16,900          84,500
On Assignment Inc *                      4,000         122,000
On Command Corp *                        1,400          19,950
Oneida Ltd                               2,300          40,825
Onvia.com Inc *                          2,200          18,975
O'Reilly Automotive Inc *                6,800          94,350
Organic Inc *                              300           2,925
Oshkosh B'Gosh Inc 'A'                   1,830          29,966
P.F. Chang's China Bistro Inc *          1,500          47,906
Pacific Sunwear of California *          5,750         107,812
Papa John's International Inc *          3,900          95,550
ParkerVision Inc *                       1,500          75,656
Paxson Communications Corp *             4,100          32,800
Payless Shoesource Inc *                 3,700         189,625
PC Connection Inc *                        750          42,750
Pegasus Solutions Inc *                  4,000          43,500
Penn National Gaming Inc *                 500           6,812
Pennzoil-Quaker State Co                14,200         171,287
Penton Media Inc                         3,000         105,000
Pep Boys Manny Moe & Jack                7,300          43,800
Petco Animal Supplies Inc *              4,100          80,462
PETsMART Inc *                          21,400          72,225
Phillips-Van Heusen Corp                 3,500          33,250
Pier 1 Imports Inc                      16,300         158,925
Pinnacle Entertainment Inc               3,900          75,806
Pittston Brinks Group                    8,551         117,042
Playboy Enterprises 'B' *                3,400          43,775
Playtex Products Inc *                   3,500          39,594
Polaroid Corp                            8,200         148,112
Polo Ralph Lauren Corp *                 7,900         112,575
Pre-Paid Legal Services Inc *            3,200          95,600
Prime Hospitality *                      7,400          69,837
Private Media Group Inc                  1,200          11,025
ProBusiness Services Inc *               1,900          50,469

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Prodigy Communications Corp *            3,440         $36,120
Professional Detailing Inc *               700          23,844
ProsoftTraining.com                      1,800          30,262
Pulitzer Inc W/I                         1,300          54,844
QRS Corp *                               2,450          60,178
Quiksilver *                             2,850          44,353
Quokka Sports Inc                        2,100          16,866
R.H. Donnelley Corp                      5,000          96,875
Rare Hospitality International Inc *     2,300          64,975
Rare Medium Group Inc *                  5,000          79,062
Reebok International Ltd                 7,300         116,344
Regent Communications Inc *              4,000          34,375
Regis Corp Minn                          6,700          83,750
Rent-A-Center Inc *                      2,800          63,000
Rent-Way Inc *                           3,400          99,237
Revlon Inc *                             1,400           8,837
Rollins Inc                              2,800          41,650
Ruby Tuesday Inc                        10,100         126,881
Russ Berrie                              1,700          32,725
Russell Corp                             4,500          90,000
Ryan's Family Steak Houses Inc *         7,500          63,281
Saga Communications Inc *                1,025          22,550
Salem Communications Corp                2,600          24,131
Salton Inc *                             1,850          68,219
Scholastic Corp *                        2,300         140,587
School Specialty Inc *                   3,700          68,681
Scientific Games Holdings Corp *         2,100          51,581
SCP Pool Corp *                          3,150          74,025
Service Corp International              41,200         131,325
ShopKo Stores Inc                        4,900          75,337
Sinclair Broadcast Group 'A'             8,900          97,900
Sirius Satellite Radio Inc *             5,200         230,425
SITEL Corp *                             7,500          37,031
Skechers U.S.A. Inc                      3,100          49,019
Smartserve Online Inc                      800          56,450
Snap-On Inc                              9,600         255,600
Sodexho Marriott Services Inc            4,200          67,200
Sonic Automotive Inc                     2,000          21,375
Sonic Corp *                             3,500         102,812
Source Inform Management Co *            2,500          38,125
Spanish Broadcasting System Inc *        5,250         107,953
Speedway Motorsports Inc *               1,600          36,800
Spiegel Inc 'A'                          3,500          29,750
Sportsline.com Inc *                     3,500          59,719
Springs Industries Inc                   2,400          77,250
Stamps.com Inc *                         3,900          28,519
Starmedia Network Inc *                  5,800         109,475
Startek Inc *                            1,100          55,412
Station Casinos Inc *                    3,300          82,500
Stein Mart Inc *                         5,500          56,375
Steven Madden Ltd *                      2,400          15,750
Stewart Enterprises Inc 'A'             11,900          42,022
Strayer Education Inc                    1,200          28,800
Stride Rite Corp                         7,100          43,487
Sturm Ruger & Cos Inc                    3,200          28,400
Sunbeam Corp                            12,718          43,718
Sunglass Hut International *             7,600          62,462
Switchboard Inc *                        1,600          16,000

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Systemax Inc *                           1,600          $6,200
Take-Two Interactive Software Inc *      4,200          50,925
Tetra Tech Inc *                         6,075         138,966
The 3DO Co *                             5,800          45,494
The Management Network Group Inc *         500          17,500
The Yankee Candle Co *                   1,700          36,762
THQ Inc *                                4,000          48,750
Timberland Co *                          1,500         106,219
TiVo Inc *                               2,800          98,000
Too Inc *                                4,400         111,925
Topps Co Inc                             8,400          96,600
Toro Co                                  2,300          75,756
Trans World Entertainment Corp *         6,200          75,175
Travelocity.com Inc *                    2,500          40,937
Trendwest Resorts Inc *                    600           9,675
Tuesday Morning Corp *                   1,400          14,700
Tupperware Corp                         10,100         222,200
Tweeter Home Entertainment *             3,000          91,125
Ultimate Electronics Inc *               1,800          48,234
United Auto Group Inc *                    900           8,212
United Natural Foods Inc *               1,400          19,250
United Stationers Inc *                  5,400         174,825
United Television Inc                      700          90,125
Universal Electronics Inc *              1,700          41,756
Vail Resorts Inc *                       2,500          40,781
Value City Department Stores Inc *       1,900          18,050
ValueVision International Inc 'A' *      6,400         153,600
Vans Inc *                               1,100          16,087
Venator Group Inc *                     22,500         230,625
Veterinary Centers of America Inc *      3,400          46,750
Vicinity Corp *                            800          15,700
Volt Information Sciences Inc *            900          29,644
Voyager.net Inc *                          600           4,800
Wackenhut Corp                           2,500          32,344
Wallace Computer Services Inc            6,400          63,200
Warnaco Group Inc 'A'                   10,600          82,150
Waste Connections Inc *                  3,400          67,150
Westpoint Stevens Inc                    6,600          73,425
Whitehall Jewellers Inc *                2,250          41,906
Wilsons The Leather Experts *              800          11,750
Wink Communications Inc *                3,100          94,550
WMS Industries *                         4,600          71,012
Wolverine World Wide Inc                 7,200          71,100
WWF Entertainment *                      1,200          24,975
Wyndham International Inc 'A' *         23,600          59,000
Xceed Inc *                              3,100          28,287
XM Satellite Radio Holdings *            1,500          56,156
Young Broadcasting Inc 'A' *             2,100          53,944
Zale Corp *                              5,800         211,700
Ziff-Davis Inc *                         4,200          37,800
                                                  -------------
                                                    25,478,104
                                                  -------------
Consumer Staples - 2.27%

American Italian Pasta Co *              2,400          49,650
Aurora Foods Inc *                       1,800           7,200
Ben & Jerry's Homemade Holding Inc *       500          21,750
Beringer Wine Estates 'B' *              1,700          60,031
Bush Boake Allen Inc *                   1,000          43,750

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Canandaigua Brands Inc *                 2,200        $110,962
Casey's General Stores Inc               7,400          76,775
Chiquita Brands International Inc        6,100          24,019
Church & Dwight Inc                      6,400         115,200
Coca-Cola Bottling Co                      300          13,650
Dean Foods Co                            6,300         199,631
Del Monte Foods Co *                     6,900          47,006
Dial Corp                               14,000         145,250
Dole Food Co Inc                         6,600          92,400
Dreyer's Grand Ice Cream Inc             2,600          54,600
Duane Reed Inc *                         2,900          74,675
Earthgrains Co                           7,000         136,062
Farmer Brothers Co                         100          17,500
Fleming Cos Inc                          6,500          84,906
Great Atlantic & Pacific                 2,900          48,212
HomeGrocer.com Inc *                     2,500          15,078
Ingles Markets Inc                       3,200          33,400
International Home Foods *               5,700         119,344
International Multifoods Corp            2,800          48,475
Interstate Bakeries Corp                 7,300         102,200
Lance Inc                                5,700          51,300
Longs Drug Stores Inc                    4,300          93,525
Michael Foods Inc                        2,900          71,050
NBTY Inc *                               9,200          58,650
Performance Food Group *                 2,500          80,000
Pilgrims Pride Corp 'B'                    800           5,700
Ralcorp Holdings Inc *                   4,600          56,350
Rica Foods Inc                             800          18,400
Riviana Foods Inc                        1,200          20,925
Robert Mondavi Corp 'A' *                1,800          55,237
Ruddick Corp                             5,000          59,062
Schweitzer Mauduit International         2,400          30,000
Seaboard Corp Del                          100          17,200
Smart & Final Inc                        1,900          14,606
Smithfield Foods Inc *                   9,000         252,562
Smuckers 'A'                             4,100          78,925
Suiza Foods Corp *                       5,100         249,262
The Hain Celestial Group Inc *           5,200         190,775
Triarc Co Inc *                          2,650          54,325
Twinlab Corp *                           2,900          18,487
Universal Corp VA                        4,800         101,400
Universal Foods Corp                     8,400         155,400
Vector Group Ltd                         1,300          19,175
Whole Foods Market Inc *                 4,700         194,169
Wild Oats Markets Inc                    4,200          52,762
                                                 --------------
                                                     3,740,973
                                                 --------------
Financial Services - 16.42%

1st Source Corp                            910          14,276
Acacia Research Corp *                   1,900          45,600
Advanta Corp 'A'                         4,600          56,062
Advent Software Inc *                    4,300         277,350
Affiliated Managers Group *              3,600         163,800
Alabama National Bancorp                 2,200          43,587
Alexander's Inc *                          500          36,625
Alexandria Real Estate Equities          1,600          54,900
Alfa Corp                                5,500          96,250
Alleghany Corp *                           812         136,416

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Allied Capital Corp                     12,300        $209,100
AMCORE Financial Inc                     4,500          82,406
American Capital Strategies Ltd          4,100          97,887
American Financial Holdings Inc          5,500          87,312
American Industrial Properties           1,600          21,700
American National Insurance              1,400          71,400
AmeriCredit Corp *                      13,100         222,700
AmerUs Life Holdings Inc                 1,400          28,875
AMLI Residential Properties              1,800          42,412
Anchor Bancorp Wisconsin Inc             4,200          64,312
Andover Bancorp Inc                        800          23,050
Arch Capital Group Ltd *                 1,800          26,887
Arden Realty Inc                         9,700         227,950
Area Bancshares                            700          15,619
Argonaut Group Inc                       2,900          49,662
Astoria Financial Corp                   8,200         211,150
Baldwin & Lyons                          1,800          30,712
BancFirst Corp                             700          22,050
BancorpSouth Inc                         8,200         115,312
Bank of Granite Corp                     2,700          61,762
Bank United Corp                         5,800         204,087
BankAtlantic Bancorp                     7,000          41,125
BARRA Inc *                              1,800          89,212
Bay View Capital Corp                    4,660          45,726
Bedford Property Investors               2,500          46,406
Berkley W R Corp                         3,000          56,250
Billing Concepts Corp *                  9,200          40,825
Blackrock Inc *                          3,400          98,600
BOK Financial Corp *                       800          14,050
Boykin Lodging Co                        2,000          27,000
Bradley Real Estate                      4,400          93,775
Brandywine Realty Trust                  4,800          91,800
BRE Properties Inc                       7,900         228,112
Brenton Banks Inc                        1,120          15,540
Brookline Bancorp Inc                    2,100          24,019
Brown & Brown Inc                        1,400          72,800
BSB Bancorp Inc                            700          14,044
BT Financial Corp                        2,745          47,351
Burnham Pacific Properties Inc           3,400          23,375
Cabot Industrial Trust                   5,800         114,187
Camden Property Trust                    6,800         199,750
Capital Automotive REIT                  4,400          62,150
Capital City Bank                        1,500          29,250
Capitol Federal Financial                5,800          64,162
Cash America International Inc           3,400          25,075
Cathay Bancorp Inc                       1,100          51,012
CBL & Associates Properties              4,100         102,244
CCC Information Services Inc             3,700          39,312
CenterPoint Properties Trust             3,800         154,850
Century South Banks Inc                  1,000          19,375
Charter Municipal Mtg Acceptance         3,400          41,862
Chateau Communities Inc                  2,900          81,925
Chelsea GCA Realty Inc                   2,800          96,775
Chemical Financial Corp                  1,970          51,220
Chittenden Corp                          4,642         113,439
Citizens Banking Corp Michigan           6,984         113,381
City Bank                                2,100          54,862
CNA Surety Corp                          1,400          16,712

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Colonial Bancgroup Inc                  14,100        $126,900
Colonial Properties                      3,500          95,812
Commerce Bancorp Inc NJ                  5,349         246,054
Commerce Group Inc                       4,100         120,950
Commercial Federal Corp                  9,300         144,731
Commerical Net Lease Realty              3,500          36,750
Community First Bankshares Inc           9,200         150,075
CompuCredit Corp *                       1,600          48,000
COPE Inc *                                 100           5,319
Cornerstone Realty Income Trust          6,400          64,000
Corus Bankshares Inc                       900          23,794
Cousins Properties Inc                   4,700         180,950
CPB Inc                                    600          15,000
Crawford & Co CLB                        5,800          63,800
Credit Acceptance Corp *                 2,800          15,575
Creditrust Corp *                        1,900           2,494
Cullen/Frost Bankers Inc                 8,600         226,287
CVB Financial Corp                       2,675          42,298
CyberSource Corp *                       3,600          49,725
Dain Rauscher Corp                       2,100         138,600
Data Broadcasting Corp *                 9,600          60,600
Delphi Financial Group *                 1,940          65,839
Developers Diversified Realty           10,600         158,337
Digital Courier Technologies Inc *       3,800          24,225
Digital Insight Corp *                   2,400          81,600
Dime Community Bancshares                1,700          27,625
DLJdirect Inc *                          2,500          17,812
Doral Financial Corp                     5,200          59,475
Downey Financial Corp                    3,000          87,000
E.W. Blanch Holdings Inc                 2,900          58,906
East West Bancorp Inc                    4,900          70,437
EastGroup Properties Inc                 2,500          52,656
Electro Rent Corp *                      1,100          13,475
Enhance Financial Service Group Inc      5,500          79,062
Entertainment Properties Trust           2,500          34,531
Equity Inns Inc                          4,300          26,337
Essex Property Trust Inc                 3,300         138,600
F&M Bancorp MD                           2,700          53,325
F&M National Corp                        3,439          72,219
FactSet Research Systems Inc             2,800          79,100
Fair Issac & Co Inc                      1,500          66,000
Farmers Capital Bank Corp                1,600          48,600
FBL Financial Group Inc 'A'              1,300          20,475
Federal Realty Investment Trust          6,600         132,000
Felcor Lodging Trust Inc                 7,800         144,300
Fidelity National Financial Inc          9,589         175,599
Financial Federal Corp *                 1,000          17,375
Finova Group Inc                        11,100         144,300
First American Financial Corp            8,000         114,500
First Bancorp Puerto Rico                3,100          57,544
First Busey Corp                         1,200          19,725
First Charter Corp                       4,200          66,150
First Citizens BancShares Inc 'A'        1,000          59,500
First Commonwealth Financial Corp        8,544          77,430
First Federal Capital Corp               1,100          12,169
First Financial Bancorp                  5,450         107,297
First Financial Bankshares Inc           1,200          33,000
First Financial Corp                     1,600          48,800

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

First Financial Holdings Inc             1,100         $15,125
First Indiana Corp                       1,100          21,862
First Industrial Realty Trust            6,900         203,550
First Merchants Corp                     2,620          55,511
First Midwest Bancorp                    6,100         141,825
First Niagara Financial                  2,000          18,750
First Sentinel Bancorp Inc               5,900          48,491
First United Bancshares Arkansas         4,100          62,269
First Washington Realty Trust            1,300          28,681
FirstFed Financial Corp *                2,700          38,137
FNB Corp                                 3,386          69,836
Franchise Finance Corp of America        9,200         211,600
Fremont General Corp                     9,600          37,800
Friedman Billings  *                     3,900          31,687
Frontier Financial Corp                  1,600          29,400
Fulton Financial Corp                   11,700         206,944
Gabelli Asset Management Inc *             300           7,500
Gables Residential Trust                 4,600         118,737
Gallagher (Arthur J) & Co                6,100         256,200
GBC Bancorp                              1,495          43,729
Glenborough Realty Trust Inc             5,800         101,137
Glimcher Realty Trust                    5,000          71,875
GlobalNetFinancial.com Inc *             3,100          65,100
Gold Banc Corp                           2,900          14,500
Great American Financial Resources Inc   1,200          21,225
Great Lakes REIT Inc                     2,500          42,500
Greater Bay Bancorp                      3,300         154,275
Hancock Holding Co                       1,000          34,000
Harbor Florida Bancshares Inc            2,200          22,962
Harleysville Group Inc                   1,200          20,100
Harleysville National Corp               1,820          59,605
Harris Financial Inc *                   1,300           8,044
HCC Insurance Holdings Inc               6,800         128,350
Health Care Property Investors Inc       8,514         232,006
Health Care REIT Inc                     4,700          76,375
Healthcare Realty Trust Inc              7,500         127,969
Highwoods Properties Inc                10,400         249,600
Hilb, Rogal & Hamilton Co                1,700          58,969
Home Properties of NY Inc                3,900         117,000
Horace Mann Educators                    7,200         108,000
Hospitality Properties Trust             8,300         187,269
HRPT Properties Trust                   19,300         118,212
HSB Group Inc                            5,300         164,962
Hudson United Bancorp                    8,942         200,636
Hypercom Corp *                          1,700          24,437
Imperial Bancorp *                       7,258         112,953
Independence Community Bank             12,100         160,325
IndyMac Mortgage Holdings Inc           12,300         166,819
Innkeepers USA Trust                     5,700          52,012
Integra Bank Corp                        2,200          37,400
Inteledata Technologies Corp *           5,200          53,625
International Bancshares Corp            2,050          66,881
Interpool Inc                            2,000          19,500
InterWest Bancorp Inc                    2,300          32,200
Investment Technology Group              4,500         177,750
Investors Financial Services Corp        5,200         206,375
IRT Property Co                          5,000          42,500
Irwin Financial Corp                       700          10,106

See Notes to FInancial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

JDN Realty Corp                          5,600         $57,050
Jefferies Group Inc                      3,200          64,600
John Nuveen Co 'A'                       1,100          46,131
JP Realty Inc                            1,100          19,594
Kansas City Life Insurance Co              500          13,437
Keystone Financial Inc                   8,700         184,875
Kilroy Realty Corp                       4,200         108,937
Koger Equity Inc                         3,500          59,062
Kronos Inc *                             2,350          61,100
LaBranche & Co Inc *                     5,200          74,750
LandAmerica Financial Group Inc          1,600          36,700
Lasalle Hotel Properties                 1,800          25,875
Leucadia National Corp                   6,200         141,437
Lexington Corporate Properties           2,800          31,325
Liberty Corp SC                          2,600         109,200
Liberty Financial Cos                    2,300          50,456
Macerich Co                              5,000         110,312
MAF Bancorp Inc                          3,900          70,931
Manufactured Home Communities Inc        3,000          71,812
Markel Corp *                            1,000         141,625
McGrath RentCorp                         1,200          20,400
Medallion Financial Corp                 1,200          18,525
Medical Assurance *                      3,050          34,312
MEDITrust Corp                          16,500          61,875
Merchants New York Bancorp               2,700          46,406
Mercury General Corp                     3,800          89,775
MeriStar Hospitality Corp                5,800         121,800
Metris Cos Inc                           9,600         241,200
MGI Properties                           6,200          14,337
Mid-America Apartment Communities        2,700          64,800
Mid-America Bancorp                        703          17,575
Midland Co                                 700          17,150
Mid-State Bancshares                     1,300          35,425
Mills Corp                               2,600          48,912
Mississippi Valley Bancshares            1,700          41,225
Morgan Keegan Inc                        3,500          51,625
Multex.com Inc *                         3,000          75,562
National Bancorp of Alaska Inc           1,400          50,225
National Data Corp                       5,400         124,200
National Discount Brokers Groups Inc *   1,800          57,375
National Golf Properties Inc             1,400          29,575
National Health Investors Inc            4,000          44,000
National Penn Bancshares Inc             2,730          56,306
National Processing Inc *                  400           5,000
National Western Life Insurance 'A' *      300          21,600
NationsRent Inc *                        2,700          10,294
Nationwide Health Properties Inc         7,900         110,106
NBT Bancorp Inc                          1,995          21,322
Net.B@nk Inc *                           4,800          59,700
New Plan Excel Realty Trust             15,400         200,200
NextCard Inc *                           5,500          46,750
Northwest Bancorp Inc                    2,400          16,500
OceanFirst Financial Corp                1,800          33,187
Ocwen Financial Corp *                   5,000          27,812
Ohio Casualty                           11,300         120,062
Omega Financial Corp                     2,100          53,025
One Valley Bancorp                       5,500         171,875
Oriental Financial Group                 1,900          27,431

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Pacific Capital Bancorp                  3,400         $85,212
Pacific Gulf Properties Inc              2,300          57,644
Pan Pacific Retail Properties            1,500          30,187
Park National Corp                       1,150         104,362
Parkway Properties                       1,100          33,550
Pennsylvania REIT                        1,100          18,837
People'S Bank Bridgeport Conn            3,700          67,987
PFF Bancorp Inc                          1,900          34,675
Philadelphia Cons Holding Corp*          1,000          16,812
Phoenix Investment Partners              5,600          58,800
PICO Holdings Inc *                      1,700          23,906
Pioneer Group Inc                        4,200         177,975
PMA Capital Corp 'A'                     2,200          41,800
Policy Management Systems Corp *         5,900          90,712
Premier National Bancorp Inc             3,910          50,830
Prentiss Properties Trust                5,900         141,600
Presidential Life Corp                   3,400          47,175
Primark Corp                             3,700         137,825
Prime Group Realty Trust                 1,600          24,300
Prison Realty Trust Inc                 15,400          47,162
Profit Recovery Group *                  7,650         127,181
Provident Bankshares Corp *              5,191          70,078
Provident Financial Group                4,200         100,012
PS Business Parks Inc                    3,200          76,800
Queens County Bancorp Inc                2,700          49,781
R&G Financial Corp 'B'                   1,700          13,494
Raymond James Financial Inc              5,700         128,250
Realty Income Corp                       3,900          91,894
Reckson Associates Realty Corp           7,400         175,750
Regency Realty Corp                      4,400         104,500
Reliance Group Holdings Inc             10,800           8,100
Republic Bancorp Inc                     8,311          74,280
Republic Security Financial Corp         7,600          38,000
RFS Hotel Investors Inc                  4,000          47,000
Richmond County Financial Corp           5,100          97,537
Riggs National Corp W                    4,000          50,500
RLI Corp                                   900          31,275
Rollins Truck Leasing Corp               7,500          52,031
Roslyn Bancorp Inc                      11,000         182,703
Ryder Systems Inc                        9,700         183,694
S&T Bancorp Inc                          3,600          65,700
Sandy Spring Bancorp Inc                 2,300          47,006
Santander BanCorp                        1,390          17,722
Saul Centers Inc                         1,800          29,025
SCPIE Holdings Inc                       1,500          30,750
Seacoast Financial Services Corp         4,200          39,900
Security Capital Group Inc 'B' *         5,000          85,000
Selective Insurance Group                4,300          81,700
Senior Housing Properties Trust          2,100          15,356
Shurgard Storage Centers 'A'             4,800         108,000
Silicon Valley Bancshares Delaware *     7,000         298,375
Sky Financial Group Inc                 12,762         203,394
SL Green Realty Corp                     2,900          77,575
Smith Charles E Residential Realty       3,100         117,800
Sotheby's Holdings Inc 'A'               6,000         105,000
Southwest Bancorp of Texas *             5,400         112,050
Southwest Securities Group Inc *         2,670          99,457
Sovran Self Storage Inc                  1,800          38,587

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Stancorp Financial Group                 4,700        $150,987
State Auto Financial Corp                2,000          23,750
Staten Island Bancorp Inc                6,100         107,512
Sterling Bancshares Inc                  3,300          35,681
Stewart Information Services Corp        1,000          14,625
Storage USA Inc                          4,600         135,700
Student Loan Corp                          600          25,200
Summit Properties Inc                    4,100          86,100
Sun Communities Inc                      2,800          93,625
Susquehanna Bancshares Inc               5,400          76,950
Tanger Factory Outlet Center               900          21,150
Taubman Centers Inc                      5,600          61,600
Texas Regional Bancshares                1,800          45,675
The InterCept Group Inc *                  800          19,150
The South Financial Group Inc            6,287          91,161
The Trust Co of New Jersey               1,800          32,850
Town & Country Trust                     2,400          41,250
Trenwick Group Inc                       2,700          39,319
Triad Guaranty Inc *                     1,600          36,700
TrustCo Bank Corp NY                     8,100         101,250
Trustmark Corp                          10,100         176,119
Tucker Anthony Sutro                     2,000          36,000
UCBH Holdings Inc                          900          24,019
UICI *                                   6,200          40,687
UMB Financial Corp                       2,530          83,016
United Asset Management Corp             8,100         189,337
United Bankshares Inc                    5,700         103,669
United Community Financial               5,400          35,944
United Dominion Realty Trust            17,900         196,900
United National Bancorp NJ               2,668          49,024
United Rentals Inc *                     4,800          82,200
Urban Shopping Centers Inc               2,100          70,744
USB Holding Co Inc                       2,795          39,479
Value Line Inc                             300          11,550
Ventas Inc                               9,900          31,556
W Holding Co Inc                         4,500          37,125
Washington Federal Inc                   9,400         171,550
Washington REIT                          4,900          87,587
Webster Financial Corp                   7,700         170,844
Weingarten Realty Investments            4,400         177,650
Wells Fargo & Co                           728          28,210
WesBanco Inc                             2,700          65,475
Westamerica Bancorp                      6,500         169,812
Westcorp Inc                             1,400          16,712
Western Properties Trust                 2,800          33,250
Westfield America Inc                    3,600          48,825
WFS Financial Inc *                      1,500          25,875
Whitney Holding                          3,200         109,400
Wit Soundview Group Inc *               12,800         137,400
XTRA Corp                                2,000          78,875
Zenith National Insurance Corp             800          17,000
                                                 --------------
                                                    27,060,326
                                                 --------------
Health Care - 12.12%

Abiomed Inc *                              900          27,675
Accredo Health Inc *                     2,000          69,125
ACLARA BioSciences Inc *                 1,300          66,219
Acuson Corp *                            3,400          45,900

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

ADAC Laboratories                        3,900         $93,600
Advance Paradigm Inc *                   3,600          73,800
Advanced Tissue Sciences Inc *          11,100          89,147
Albany Molecular Research Inc *          1,400          76,212
Alexion Pharmaceuticals *                1,900         135,850
Algos Pharmaceuticals Corp *             1,600          24,400
Alliance Pharmaceuticals Corp *          8,600          96,750
Allscripts Inc *                         2,600          59,800
Alpharma Inc                             3,700         230,325
AmeriPath Inc *                          5,100          45,262
AmeriSource Health Corp 'A' *            8,400         260,400
Amylin Pharmaceuticals Inc *             8,400         127,575
Anesta Corp *                            1,600          39,800
Aphton Corp *                            1,800          46,350
Apria Healthcare Group *                 7,000          85,750
Aradigm Corp *                           3,400          59,500
Ariad Pharmaceuticals Inc *              4,500          59,906
Arrow International Inc                  1,900          63,650
ArthroCare Corp *                        1,800          95,850
Aspect Medical Systems Inc *               800          21,600
ATS Medical Inc *                        2,100          30,712
Aurora Biosciences Corp *                3,200         218,200
Avant Immunotherapeutics Inc *           6,100          64,431
Avigen Inc *                             2,100          92,137
Aviron *                                 3,100          95,712
Barr Laboratories Inc *                  2,850         127,716
Bergen Brunswig 'A'                     20,100         110,550
Beverly Enterprises Inc *               16,600          46,687
Bindley Western Industries               4,166         110,139
BioCryst Pharmaceuticals Inc *           1,600          45,900
BioMarin Pharmaceutical Inc *            2,200          37,400
Biomatrix Inc *                          1,900          42,987
Biopure Corp *                           2,800          52,675
Bio-Rad Labs 'A' *                       1,100          27,500
Biosite Diagnostics Inc *                2,500         120,469
Bio-Technology General Corp *            8,900         117,369
Bone Care International Inc *              600          14,137
CardioDynamics International Corp *      5,800          36,431
CareInsite Inc *                         1,000          17,875
Caremark Rx Inc *                       32,900         224,131
Cell Genesys Inc *                       5,100         142,800
Cell Pathways Inc *                      3,500          82,250
Cell Therapeutics Inc *                  4,300         131,687
Celsion Corp *                           5,700          16,387
Cerner Corp *                            3,900         106,275
Cerus Corp *                             1,200          61,425
ChiRex Inc *                             2,300          46,000
ChromaVision Medical Systems Inc *       1,400          18,462
Closure Medical Corp *                   1,000          23,000
Collateral Therapeutics Inc *              900          22,823
Columbia Laboratories Inc *              3,800          21,850
CONMED Corp *                            3,000          77,625
Connetics Corp *                         5,200          76,375
Cooper Cos Inc                           2,300          83,662
Corixa Corp *                            3,200         137,400
CorVel Corp *                              400           9,875
Coulter Pharmaceutical Inc *             3,200          65,600
Covance Inc *                            9,400          82,837

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                      Market
                                       Shares          Value
                                       ------         ------

Coventry Health Care Inc *               9,600        $127,950
Creative BioMolecules Inc *              5,100          71,400
CryoLife Inc *                           1,000          23,000
Cubist Pharmaceuticals Inc *             4,400         216,700
CuraGen Corp *                           3,800         144,637
CV Therapeutics Inc *                    2,300         159,419
Cyber-Care Inc *                         8,300          82,611
Cyberonics *                             3,300          39,600
Cygnus Inc *                             4,700          66,975
Cytogen Corp *                          12,800         129,600
Datascope Corp                           2,200          79,200
Diagnostic Products Corp                 1,800          57,600
Diametrics Medical Inc *                 2,400          13,575
Digene Corp *                            2,000          80,750
Diversa Corp *                           1,000          33,125
Dura Pharmaceuticals Inc *               8,200         117,875
DUSA Pharmaceuticals Inc *               2,600          76,700
DVI Inc *                                1,500          24,000
eBenX Inc *                                300           6,356
Eclipsys Corp *                          7,200          54,000
Edwards Lifesciences Corp *              9,500         175,750
Emisphere Technologies Inc *             2,300          98,002
ENDOcare Inc *                           2,200          44,550
EntreMed Inc *                           2,700          80,831
Enzo Biochem Inc *                       3,700         255,300
Enzon Inc *                              6,700         284,750
Exelixis Inc *                           1,100          36,713
Foundation Health Systems *             16,900         219,700
Geltex Pharmaceuticals Inc *             3,100          63,356
Gene Logic Inc *                         3,900         139,181
Genome Therapeutics Corp *               3,700         112,619
Genomic Solutions Inc *                  1,000          14,625
Genta Inc *                                800           5,200
Genzyme Transgenics Corp *               2,700          73,237
Geron Corp *                             3,800         121,600
Guilford Pharmaceuticals Inc *           4,600          69,287
Haemonetics Corp *                       4,300          90,300
Henry Schein Inc *                       3,700          63,825
Hooper Holmes Inc                       11,800          94,400
Humana Inc                              23,400         114,075
Hyseq Inc *                              1,900          86,331
IDEXX Laboratories Inc *                 5,800         132,675
IGEN International Inc *                 2,100          34,781
ILEX Oncology Inc *                      3,900         137,475
Imatron Inc *                           11,100          26,016
ImmunoGen Inc *                          6,300          75,994
Immunomedics Inc *                       4,500         110,250
IMPATH Inc *                             1,700          92,225
INAMED Corp *                            1,800          65,925
Inhale Therapeutic Systems Inc *         2,600         263,819
InterMune Pharmaceuticals Inc *            800          33,050
IntraBiotics Pharmaceuticals Inc *         800          21,350
Invacare Corp                            4,100         107,625
Invitrogen Corp *                        1,400         105,284
Isis Pharmaceuticals Inc *               6,500          94,250
i-STAT Corp                              1,900          33,131
King Pharmaceuticals Inc *                   1              45
KOS Pharmaceuticals Inc *                  900          14,456

---------------------------------------------------------------

                                                      Market
                                       Shares          Value
                                       ------         ------

KV Pharmaceutical Co 'B' *               1,900         $51,656
Laboratory Corp of America Holding *     1,280          98,720
Lexicon Genetics Inc *                   2,400          82,500
LifePoint Hospitals Inc *                5,700         126,825
Ligand Pharmaceuticals 'B' *             8,600         113,412
Lincare Holdings Inc *                   6,700         164,987
Luminex Corp *                             500          20,812
Lynx Therapeutics Inc *                  1,900          90,369
Manor Care Inc *                        11,700          81,900
Martek Biosciences Corp *                2,300          43,125
Matrix Pharmaceuticals Inc *             4,600          60,088
Maxim Pharmaceuticals Inc *              3,100         159,263
Maxygen Inc *                            1,000          56,766
Medical Manager Corp *                   6,200         211,188
Medicis Pharmaceutical 'A' *             4,750         270,750
MedQuist Inc *                           6,000         204,000
Mentor Corp Minn                         4,100         111,469
MGI Pharma Inc *                         3,000          86,297
Microvision Inc *                        2,000          98,000
Mid Atlantic Medical Services *          7,300          98,550
Miravant Medical Technologies *          1,800          40,163
Molecular Devices Corp *                 2,000         138,375
Morrison Management Specialists          1,270          35,798
Myriad Genetics Inc *                    1,500         222,117
Nabi Inc *                               7,100          51,919
Nanogen Inc *                            2,100          89,119
NeoRx Corp *                             3,800          71,725
Neose Technologies Inc *                 2,100          88,331
Neurocrine Biosciences Inc *             3,600         128,025
Neurogen Corp *                          2,000          57,750
Nexell Therapeutics Inc *                  600           8,925
Noven Pharmaceuticals Inc *              3,600         108,225
Novoste Corp *                           2,600         158,600
NPS Pharmaceuticals Inc *                3,600          96,300
Ocular Sciences Inc *                    3,500          41,125
Omnicare Inc                            15,100         136,844
ORATEC Interventions Inc *                 400          13,350
Orchid Biosciences  *                    1,500          56,953
Organogenesis Inc *                      5,900          67,481
Orthodontic Centers of America Inc *     7,300         165,163
OSI Pharmaceuticals Inc *                3,300          95,081
Owens & Minor Inc/Holdings Co            6,500         111,719
Packard BioScience *                     1,500          25,500
Paradigm Genetics *                      1,600          19,500
Parexel International Corp *             4,200          40,163
Pathogenesis Corp *                      3,200          83,200
Perrigo Co *                            12,100          76,381
Per-Se Technologies Inc *                5,966          55,931
Pharmaceutical Product Development *     2,500          52,500
Pharmacopeia Inc *                       3,300         153,038
Pharmacyclics *                          2,500         152,500
Photogen Technologies Inc *                900           7,481
PolyMedica Corp *                        1,900          82,175
Praecis Pharmaceuticals  *               1,700          47,388
Priority Healthcare Corp 'B' *           1,700         126,331
Province Healthcare Co *                 3,700         133,663
PSS World Medical Inc *                 12,800          86,000
Quorum Health Group Inc *               10,900         112,406

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Regeneron Pharmaceutical Inc *           2,900         $86,456
RehabCare Group Inc                      2,800          76,300
Renal Care Group Inc *                   7,400         180,953
Res-Care Inc *                           2,500          13,438
ResMed Inc                               4,900         131,075
Respironics Inc *                        4,600          82,800
Ribozyme Pharmaceuticals Inc             1,800          46,463
RightChoice Managed Care Inc             1,600          25,200
SangStat Medical Corp *                  3,000          86,625
Schein Pharmaceutical Inc *              1,300          28,113
SciClone Pharmaceuticals Inc             5,700          73,744
SciQuest.com Inc *                       3,700          42,319
Sequenom Inc                             1,100          49,913
SICOR Inc *                              7,100          56,800
Simione Central Holdings Inc *               1               2
Sonic Innovations Inc                      100           1,856
SonoSite Inc *                           1,900          54,744
Star Scientific Inc *                    5,200          17,550
STARR Surgical Co *                      3,000          33,563
Stericycle Inc *                         2,900          69,600
STERIS Corp *                           11,100          98,513
Summit Technology Inc *                  5,900         111,363
Sunrise Assisted Living Inc *            2,600          48,100
Sunrise Technologies International *     8,400          84,000
SuperGen Inc *                           3,900         141,375
SurModics Inc *                            500          13,000
Syncor International Corp *              1,700         122,400
Targeted Genetics Corp *                 5,100          75,863
Techniclone Corp *                      15,200          58,900
Texas BioTechnology Corp *               6,100         115,900
The Immune Response Corp *               2,700          29,363
Theragenics Corp *                       4,300          36,819
Thermo Cardiosystems Inc *               2,500          25,000
Thoratec Laboratories Corp *             1,700          27,519
Titan Pharmaceuticals Inc *              3,500         150,500
Total Renal Care Holdings *             12,100          72,600
Transkaryotic Therapies Inc *            3,500         128,625
Triad Hospitals Inc *                    6,200         149,963
Triangle Pharmaceuticals Inc *           5,400          48,938
Trimeris Inc *                           2,700         188,831
Tularik Inc *                            1,400          41,300
United Therapeutics Corp *               2,200         238,425
US Oncology Inc *                       14,300          71,500
Valentis Inc *                           3,800          44,650
Varian Inc *                             5,300         244,463
Varian Medical Systems Inc               5,200         203,450
Vasomedical Inc *                        6,000          28,313
VaxGen Inc *                               800          17,500
Ventana Medical Systems *                1,800          42,300
Ventive Health Inc *                     2,600          28,925
Vical Inc *                              2,800          53,900
Visx Inc Del *                           8,800         246,950
Vital Signs Inc                            900          16,313
Vivus Inc *                              6,500          45,094
Wesley Jessen Visioncare Inc *           3,600         135,225
West Pharmaceutical Services             1,700          36,763
ZOLL Medical Corp *                      1,700          83,300
                                                 --------------
                                                    19,962,372
                                                 --------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Integrated Oils - 0.03%

Tesoro Petroleum Corp *                  5,400        $54,675
                                                 -------------

Materials & Processing - 7.77%

Advanced Lighting Technologies Inc *     2,800         51,800
AgriBrands International Inc *           1,700         71,294
Airgas Inc *                             8,900         50,619
AK Steel Holding Corp                   12,100         96,800
Albany International Corp 'A'            1,728         25,056
Albemarle Corp                           3,900         77,025
AMCOL International Corp                 3,500         57,750
AptarGroup Inc                           5,300        143,100
Arch Chemicals Inc                       3,100         67,813
Armor Holdings Inc *                     1,700         22,100
Armstrong Holding                        7,100        108,719
Ball Corp                                4,700        151,281
Barnes Group Inc                         2,800         45,675
Battle Mountain Gold Co 'A'             27,900         61,031
Bethlehem Steel Corp                    21,700         77,306
Brady Corp 'A'                           2,900         94,250
Brush Engineered Materials Inc           2,700         42,188
Buckeye Technologies Inc *               3,600         78,975
Cabot Microelectronics Corp *              500         22,875
Cadiz Inc *                              4,200         33,600
Calgon Carbon Corp                       5,600         43,400
Cambrex Corp                             4,100        184,500
Caraustar Industries Inc                 5,000         75,625
Carpenter Technology                     3,500         73,938
Castle & Cooke Inc *                     2,200         42,488
Catellus Developement Corp *            17,500        262,500
CB Richard Ellis Services Inc *          2,000         18,250
Centex Construction Products               600         13,613
Century Aluminum Co                        800          8,700
Chemed Corp                              2,000         56,375
ChemFirst Inc                            2,600         62,725
Chesapeake Corp                          2,600         77,025
Clarcor Inc                              4,000         79,500
Cleveland-Cliffs Inc                     2,400         61,950
Collins & Aikman Corp *                  7,400         38,388
Comfort Systems USA Inc *                2,000          8,000
Commercial Metals Co                     2,300         63,250
CompX International Inc                    700         14,219
Corn Products International Inc          6,200        164,300
Crestline Capital Corp *                 2,500         42,656
Crompton Corp                           18,819        230,533
Cytec Industries Inc *                   6,800        167,875
Dal-Tile International Inc *             7,300         60,225
Del Webb Corp                            2,700         41,344
Delta & Pine Land Co                     6,900        172,931
Deltic Timber Corp                       1,700         36,338
Dexter Corp                              4,200        201,600
Earthshell Corp *                        4,700         14,247
Elcor Corp                               3,750         86,250
Emcor Group Inc *                        2,200         51,013
Energy Conversion Devices Inc *          1,500         38,063
Ethyl Corp                              10,300         25,750

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Fairfield Communities Inc *              6,800         $53,550
Ferro Corp                               5,700         119,700
Florida Rock Industries                  2,600          92,625
Forest City Enterprises 'A'              2,100          70,088
Freeport McMoRan Copper & Gold          23,500         217,375
Gaylord Container Corp 'A' *             8,600          23,113
Geon Co                                  4,000          74,000
Georgia Gulf Corp                        5,800         120,713
Gibraltar Steel Corp                       400           5,600
Granite Construction                     3,100          75,950
Great Lakes Chemical Corp                7,800         245,700
Greif Brothers Corp 'A'                  2,000          61,500
Griffon Corp *                           1,700           9,456
H.B. Fuller Co                           2,500         113,906
Harsco Corp                              6,600         168,300
Hexcel Corp                              3,100          29,450
Hughes Supply Inc                        3,900          77,025
Insignia Financial Group Inc *           3,000          30,000
Insituform Tech Inc 'A' *                3,100          84,088
Integrated Electrical Services *         4,700          24,088
Interface Inc 'A'                        7,600          28,975
International Specialty Products Inc *   2,400          13,650
Ivex Packaging Corp *                    2,600          28,925
Jacobs Engineering Group *               4,100         134,019
Jones Lang Lasalle Inc *                 4,000          53,500
Kaiser Aluminum Corp *                   1,800           7,200
Kaydon Corp                              5,300         111,300
Lennox International Inc                 5,400          71,550
Lilly Industries Inc 'A'                 3,700         111,231
Liqui-Box Corp                             500          24,750
LNR Property Corp                        3,700          72,150
Lone Star Technologies Inc *             4,200         194,250
Longview Fibre Co                        8,500          94,031
Louisiana-Pacific Corp                  17,100         185,963
LTV Corp                                19,400          55,775
Lubrizol Corp                            8,800         184,800
M.A. Hanna Co                            8,100          72,900
MacDermid Inc                            2,000          47,000
Maverick Tube Corp *                     2,900          84,463
Metals USA Inc                           2,200          10,313
Millennium Chemicals Inc                10,900         185,300
Minerals Technologies                    3,400         156,400
Mobile Mini Inc *                          900          19,856
Morrison Knudsen Corp *                  4,800          34,800
Mueller Industries Inc *                 5,700         159,600
Myers Industries Inc                     2,500          26,875
National Steel Corp 'B'                  3,300          13,819
NCH Corp                                   600          21,713
NCI Building Systems Inc *               3,000          60,750
New England Business Service             2,000          32,500
NL Industries Inc                        3,500          53,375
Nortek Inc                                 900          17,775
NS Group Inc                             3,300          69,094
Olin Corp                                6,000          99,000
OM Group Inc                             3,900         171,600
Omnova Solutions Inc                     3,100          19,375
Owens Corning                            7,300          67,525
P.H. Glatfelter Co                       4,300          43,806

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Packaging Corp of America *              6,100         $61,763
Pactiv Corp *                           27,700         218,138
Paxar Corp *                             4,800          57,300
Penn Engineering & Manufacturing Corp      500          17,625
Polymer Group                            3,300          30,525
Pope & Talbot Inc                        1,500          24,000
Potlatch Corp                            4,700         155,688
Precision Castparts Corp                 4,000         181,000
Quanex Corp                              2,400          35,700
Rayonier Inc                             4,900         175,788
Reliance Steel & Aluminum                3,050          58,331
Rock-Tenn Co 'A'                         2,000          17,125
Rogers Corp *                            2,400          84,000
RPM Inc Ohio                            15,500         156,938
RTI International Metals Inc *           2,100          23,888
Ryerson Tull Inc                         3,722          38,616
Schulman Inc                             6,400          77,200
Scotts Co 'A' *                          2,700          98,550
Seminis Inc 'A' *                        4,400          11,550
Shaw Group Inc *                         2,500         117,813
Simpson Manufacturing Co Inc *           1,300          62,156
SLI Inc                                  1,700          20,613
Solutia Inc                             17,800         244,750
Southern Peru Copper                     4,000          48,750
Spartech Corp                            1,900          51,300
SPS Technologies Inc *                   1,700          69,806
Standard Register                        2,100          29,925
Steel Dynamics Inc *                     8,400          76,125
Stepan Co                                  900          20,925
Stillwater Mining Co *                   6,300         175,613
Symyx Technologies Inc *                 3,100         132,089
Tejon Ranch Co                             300           6,769
Texas Industries Inc                     3,500         101,063
Timken Co                                8,300         154,588
Trammell Crow Co *                       2,700          29,025
Tredegar Industries Corp                 3,700          70,300
Trex Co Inc *                              800          40,000
U.S. Can Corp *                          1,400          24,325
UCAR International Inc *                 7,700         100,581
Unifi Inc                                9,400         116,325
Uniroyal Technology Corp *               1,400          15,488
Universal Forest Products                1,100          15,125
URS Corp                                 2,000          30,500
US Aggregates Inc                          100           1,813
USEC Inc                                17,600          81,400
Valence Technology Inc *                 4,200          77,438
Valmont Industries                       2,300          45,713
Valspar Corp                             6,100         205,875
W.R. Grace & Co *                       10,800         130,950
Watsco Inc                               2,300          28,750
Wausau-Mosinee Paper Corp                8,500          72,781
WD-40 Co                                 2,200          45,650
Weirton Steel Corp *                     2,800           9,100
Wellman Inc                              5,900          95,506
Wolverine Tube Inc *                     1,400          23,800
Worthington Industries Inc              11,700         122,850
York International Corp New              5,600         141,400
                                                  -------------
                                                    12,793,668
                                                  -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Other - 1.01%

Carlisle Cos Inc                         5,000        $225,000
Carter-Wallace Inc                       3,300          66,412
Federal Signal Corp                      7,500         123,750
Foster Wheeler Corp                      7,800          67,275
GenCorp Inc                              5,500          44,000
GenTek Inc                               1,060          11,859
Justin Industries Inc                    2,700          59,062
Kaman Corp                               3,700          39,544
Lancaster Colony Corp                    5,900         115,050
National Service Industries              7,100         138,450
Ogden Corp                               8,200          73,800
Sequa Corp 'A' *                         1,000          38,188
Teleflex Inc                             6,200         221,650
Terremark Worlide Inc *                 17,500          86,406
Trinity Industries Inc                   6,500         120,250
U.S. Industries Inc                     13,400         162,475
Valhi Corp                               1,300          13,488
Walter Industries Inc                    5,500          62,906
                                                 --------------
                                                     1,669,565
                                                 --------------
Other Energy - 2.99%

Arch Coal Inc                            2,800          21,525
Atwood Oceanics Inc *                    1,800          79,875
Barrett Resources Corp *                 5,100         155,231
Basin Exploration Inc *                  2,900          51,838
Belco Oil & Gas Corp *                   2,500          21,250
Berry Petroleum 'A'                      2,400          40,800
Cabot Oil & Gas Corp                     4,400          93,225
Cal Dive International Inc *             2,300         124,631
Callon Petroleum Co *                      100           1,488
Carbo Ceramics Inc                       1,300          45,663
Chesapeake Energy *                     17,200         133,300
Clayton Williams Energy Inc *              300           9,581
Comstock Resources Inc *                 4,700          37,600
CONSOL Energy Inc                        3,200          48,400
Cross Timbers Oil Co                     7,500         165,938
Denbury Resources Inc *                    200           1,038
Dril-Quip Inc *                          1,500          70,125
EEX Corp *                               4,800          27,900
Evergreen Resources Inc *                2,700          79,988
Forcenergy Inc *                         2,600          52,325
Forest Oil Corp *                        5,400          86,063
Friede Goldman International *           6,108          54,590
Frontier Oil Corp                        2,700          21,600
FuelCell Energy Inc *                      500          34,531
Grey Wolf Inc *                         26,200         131,000
Gulf Island Fabrication Inc *              400           6,800
Horizon Offshore Inc *                   2,300          35,650
Houston Exploration *                    1,400          35,175
HS Resources Inc *                       3,300          99,000
Input/Output Inc *                       6,300          53,156
Key Energy Services Inc *               12,500         120,313
Key Production Inc *                     2,400          42,000
Louis Dreyfus Natural Gas Corp *         3,200         100,200
McMoRan Exploration Co *                 1,600          26,400
Meridian Resource Corp *                 2,500          14,219

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Midcoast Energy Resources Inc            2,700         $42,525
Mitchell Energy & Development 'A'        3,300         106,013
National Oilwell Inc *                   1,320          43,400
Newpark Resources Inc *                 11,400         107,588
Nuevo Energy Co *                        3,300          62,288
Oceaneering International Inc *          3,400          64,600
Parker Drilling *                       13,200          81,675
Patina Oil and Gas Corp                  2,600          53,950
Patterson Energy Inc *                   5,500         156,750
Penn Virginia Corp                         500          12,313
Pennaco Energy Inc *                     1,800          29,475
Pioneer Natural Resources Co            16,400         209,100
Plains Resources Inc *                   2,500          40,000
Pogo Producing Co                        6,300         139,388
Prima Energy Corp *                      1,400          74,900
Pure Resources Inc                       7,600         135,850
RPC Inc                                  3,500          36,969
Seacor SMIT Inc *                        2,850         110,259
Seitel Inc *                             3,000          24,375
Spinnaker Exploration Co *                 600          15,375
St Mary Land & Exploration               2,700         113,569
Stone Energy Corp *                      2,700         161,325
Superior Energy Services Inc *           8,700          90,263
Swift Energy Co *                        3,700         104,988
Syntroleum Corp *                        4,500          77,063
Thermo Ecotek Corp *                       400           3,750
Tom Brown Inc *                          5,200         119,925
TransMontaigne Inc *                     4,100          25,113
Trico Marine Services Inc *              4,600          58,650
Unit Corp *                              5,100          68,850
Universal Compression Holdings Inc *     1,400          46,900
UTI Energy Corp *                        2,700         108,338
Veritas DGC Inc *                        3,800          98,800
Vintage Petroleum Inc                    8,000         180,500
                                                 --------------
                                                     4,927,245
                                                 --------------
Producer Durables - 8.61%

Adaptive Broadband Corp *                6,200         227,850
ADE Corp *                                 900          17,213
Advanced Energy Industries *             1,700         100,194
AGCO Corp                               11,100         135,975
AirNet Communications Corp *             1,300          33,963
Allen Telecom Inc *                      4,600          81,363
Alliant Techsystems Inc *                1,600         107,900
American Superconductor Corp *           2,900         139,925
American Technical Ceramics Corp *         700          19,512
AMETEK Inc 'W'                           5,300          92,750
Applied Industrial                       3,300          54,038
Applied Power                            6,400         214,400
Applied Science & Technology Inc *       2,300          59,513
Arguss Holdings Inc *                    2,200          41,525
Artesyn Technologies Inc *               5,300         147,406
Astec Industries Inc *                   2,500          63,438
Asyst Technologies Inc *                 4,600         157,550
ATMI Inc *                               3,600         167,400
Audiovox Corp *                          3,000          66,188
Baldor Electric Co                       4,100          76,363
Belden Inc                               4,000         102,500

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Blount International Inc *               1,870         $14,376
Briggs & Stratton Corp                   3,300         113,025
Brooks Automation Inc                    2,900         185,419
C&D Technologies Inc                     4,200         237,300
Cable Design Technologies *              4,700         157,450
California Amplifier Inc *               2,300         105,225
C-COR.net Corp *                         4,300         116,100
Centex Corp                              9,700         227,950
Champion Enterprises Inc                 7,800          38,025
Clayton Homes Inc                       16,300         130,400
Cohu Inc                                 3,000          80,906
Columbus McKinnon Corp                   1,200          16,650
Com21 Inc *                              3,900          97,500
Crossman Communities Inc *                 300           4,950
CTS Corp                                 4,600         207,000
Cummins Engine Co Inc                    6,800         185,300
CUNO Inc *                               2,900          67,063
Curtiss-Wright Corp                        800          29,750
Cymer Inc *                              4,800         229,200
Detroit Diesel Corp                        500           7,375
Dionex Corp *                            3,600          96,300
Donaldson Co Inc                         5,800         114,550
DR Horton Inc                            9,100         123,419
DuPont Photomasks Inc *                    800          54,800
Electro Scientific Industries Inc *      4,600         202,544
Electroglas Inc *                        3,400          73,100
EMCORE Corp *                            2,000         240,000
Esterline Technologies Corp              2,700          40,163
FEI Co *                                 2,600          79,300
Flowserve Corp                           7,100         106,944
Franklin Electric Co Inc                   500          33,875
FSI International Inc *                  4,700         101,931
Gardner Denver Inc *                     1,300          23,238
GaSonics International Corp *            2,500          98,594
General Cable Corp                       5,000          40,625
Genlyte Group Inc *                      1,300          27,381
GenRad Inc                               4,400          39,600
Graco Inc                                3,300         107,250
Heico Corp                               2,200          31,350
Helix Technology Corp                    4,000         156,000
HON Industries Inc                       8,800         206,800
Ibis Technology Corp *                   1,600          96,600
Idex Corp                                4,400         138,875
InterDigital Communications Corp *       8,700         144,094
Inter-Tel Inc                            3,500          56,219
Ionics Inc *                             2,700          82,688
Jason Inc *                                500           4,812
JLG Industries Inc                       6,800          80,750
Kaufman & Broad Home Corp                8,700         172,369
Kennametal Inc                           5,000         107,188
Kent Electronics Corp *                  4,500         134,156
Kimball International 'B'                5,200          76,700
Kulicke and Soffa Industries *           4,000         237,500
Lennar Corp                              8,730         176,783
Lincoln Electric Holdings Co             5,700          81,225
Lindsay Manufacturing Co                 2,000          39,250
LTX Corp *                               7,600         265,525
Magnetek Inc *                           3,100          24,800

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Manitowoc Co Inc                         4,150        $111,013
Mark IV Industries Inc                   8,400         175,350
Mattson Technologies Inc *               2,300          74,750
MCK Communications Inc *                 1,200          27,750
MDC Holdings Inc                         3,400          63,325
Metawave Comunications *                   700          18,681
Mettler-Toledo International *           6,400         256,000
Micros Systems Inc *                     3,300          61,256
Milacron                                 6,000          87,000
Mine Safety Appliances Co                  900          21,600
MKS Instruments Inc *                      800          31,300
Moog Inc 'A'                               800          21,100
NACCO Industries Inc                     1,500          52,688
Nanometrics Inc *                        1,000          41,188
Netrix Corp *                            4,700          57,869
Newport News Shipbuilding Inc            4,800         176,400
Nordson Corp                             2,300         116,438
NVR Inc *                                1,500          85,500
Optical Cable Corp *                       400          12,100
Orbital Sciences Corp *                  6,200          75,563
Palm Harbor Homes Inc *                  2,900          42,050
Photon Dynamics Inc *                    1,700         126,969
Photronics Inc *                         2,900          82,288
Plantronics Inc *                        2,700         311,850
Presstek Inc *                           4,600          75,038
PRI Automation Inc *                     3,300         215,789
Pulte Corp                               4,900         105,963
Rayovac Corp *                           5,100         114,113
Regal-Beloit Corp                        3,500          56,219
Robbins & Myers Inc                      1,200          27,375
Robotic Vision Systems Inc               6,200         111,600
Roper Industries Inc                     5,000         128,125
Rudolf Technology Inc *                  1,100          42,625
Scott Technologies Inc *                 2,100          36,094
Semitool Inc                             3,000          51,938
Silicon Valley Group Inc *               5,500         142,313
Skyline Corp                               500          10,750
Somera Communications Inc                4,000          54,500
Specialty Equipment  *                   1,300          35,263
SpectraLink Corp *                       2,400          35,100
SpeedFam-IPEC Inc *                      4,700          85,481
Standard Pacific Corp                    3,900          39,000
Standex International Corp               1,900          30,163
Stewart & Stevenson Services             5,700          85,856
Superior TeleCom Inc                     1,546          15,363
Symmetricom Inc *                        3,100          78,275
Technitrol Inc                           1,900         184,063
Tecumseh Products Co                     2,600          99,288
Teledyne Technologies *                  3,600          60,300
Tennant Co                               1,500          56,250
Terex Corp *                             4,200          59,325
The Ryland Group Inc                     2,400          53,100
Therma-Wave Inc *                        1,400          31,238
Thermo Fibertek Inc *                    1,000           4,750
Thomas Industries Inc                    2,200          38,913
Toll Brothers Inc  *                     3,400          69,700
Tollgrade Communications *               1,900         251,750
Triumph Group Inc *                      1,800          50,175

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Tut Systems Inc *                        2,600        $149,175
Ultratech Stepper  *                     4,300          63,963
Varian Semiconductor Equipment *         5,100         320,344
Veeco Instruments Inc *                  3,900         285,675
Vicor Corp *                             3,000         104,438
Watts Industries Inc 'A'                 2,700          34,088
Wesco International Inc *                3,200          30,600
Woodhead Industries Inc                  1,100          20,075
Woodward Governor Co                       700          19,819
X-Rite Inc                               1,500          13,688
Zygo Corp *                              2,300         208,869
                                                 --------------
                                                    14,191,785
                                                 --------------
Technology - 19.18%

3Dfx Interactive Inc *                   4,600          35,794
About.com Inc *                          2,200          69,300
Accrue Software Inc *                    3,200         113,600
ACT Manufacturing Inc *                  2,000          92,875
Actel Corp *                             3,900         177,938
Active Software Inc *                    2,800         217,525
Actuate Software Corp *                  4,600         245,525
Adept Technology Inc *                   1,700          79,475
Advanced Digital Information Corp *      9,000         143,438
Aeroflex Inc *                           3,400         168,938
Allaire Corp *                           3,700         135,975
Alliance Semiconductor Corp              4,300         105,619
American Management Systems Inc *        7,100         233,080
American Xtal Technology Inc *           2,800         121,100
ANADIGICS Inc *                          4,850         165,203
Analogic Corp                            1,000          40,000
Analysts International Corp              3,300          30,731
Anaren Microwave Inc *                   1,900         249,345
Ancor Communications Inc *               4,800         171,675
Anixter International Inc *              3,500          92,750
AnswerThink Consulting Group *           4,800          79,800
Apex PC Solutions Inc *                  2,500         109,375
AppliedTheory Corp *                     1,700          25,500
AppNet Inc *                             5,600         201,600
AremisSoft Corp *                        1,300          40,463
Aspen Technology Inc *                   4,300         165,550
Avant Corp                               7,100         133,014
Avid Technology Inc *                    4,800          57,600
AVT Corp *                               5,700          42,038
Aware Inc/Mass *                         2,500         127,813
AXENT Technologies Inc *                 5,200         129,025
Bel Fuse Inc                               900          24,075
Benchmark Electronics Inc *              2,300          84,094
BindView Development Corp *              5,700          68,400
Black Box Corp *                         3,300         261,267
Blaze Software Inc *                     1,100          14,988
Bluestone Software Inc *                 2,500          64,219
Bottomline Technologies Inc *            1,300          44,444
Braun Consulting Inc *                   1,000          21,125
Breakaway Solutions Inc *                1,400          37,800
Brio Technology Inc *                    2,400          50,850
Broadbase Software Inc *                 4,800         147,000
Brooktrout Technology Inc *              2,400          52,350
BSQUARE Corp *                           2,300          51,606

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

CACI International Inc 'A' *             1,700         $33,150
CAIS Internet Inc *                      1,100          15,469
Caldera Systems Inc *                    1,500          19,594
Calico Commerce Inc *                    3,200          52,000
Caliper Technologies Corp *                500          23,000
Cambridge Technology Partners Inc *      8,600          74,981
Caminus Corp *                           1,100          26,950
Carreker Corp *                            500           4,500
Carrier Access Corp *                    1,600          84,600
C-bridge Internet Solutions Inc *          200           3,475
C-Cube Microsystems Inc *                6,800         133,450
Celeritek Inc *                          1,300          53,056
Centillium Communications  *               800          55,200
Checkpoint Systems Inc                   5,500          41,250
Cherry Corp *                            1,600          42,100
Chordiant Software Inc *                 1,300          21,613
CIBER Inc *                              7,600         100,700
Cirrus Logic Inc *                       9,800         156,800
Clarent Corp *                           3,200         228,800
Clarus Corp *                            2,000          77,750
Click2learn.com Inc *                      900          15,862
Cobalt Networks Inc *                    4,600         266,225
Cognizant Technology Solutions Corp *    1,200          39,825
Coherent Inc *                           4,100         343,888
Complete Business Solutions *            3,800          66,738
Computer Horizons Corp *                 5,200          69,875
Computer Network Technology Corp *       4,600          79,925
Concord Communications Inc *             3,000         119,625
Concurrent Computer Corp *               7,600          99,750
Convergant Communications Inc *            900           7,200
Corillian Corp *                         1,100          18,288
Corsair Communications Inc *             3,200          92,000
Crossroads Systems Inc *                 1,200          30,300
CyberOptics Corp *                       1,400          64,750
Cybex Computer Products Inc *            2,900         124,700
Cylink Corp *                            2,900          48,575
Cysive Inc *                               200           4,775
Daleen Technologies Inc *                1,100          16,981
Data Return Corp *                       2,500          72,500
Datastream Systems *                     2,800          35,000
Davox Corp *                             2,700          34,931
DDI Corp *                               2,400          68,400
Deltathree.Com Inc *                     2,300          33,494
Digimarc Corp *                          1,700          65,450
Digital Island Inc  *                   10,600         515,425
Digital River Inc *                      4,200          32,288
Digitas Inc *                            1,000          16,312
Documentum Inc *                         2,600         232,375
Dot Hill Systems Corp *                    900           9,900
DSET Corp *                              1,900          57,713
DSL.net Inc *                            5,400          55,687
DSP Group Inc *                          4,400         246,400
eGain Communications *                   4,000          48,500
Elantec Semiconductor Inc *              3,200         222,800
eLoyalty Corporation *                   7,700          98,175
eMachines Inc *                          1,000           2,688
eMagin Corp *                            2,300          29,469
Embarcadero Technologies Inc *           1,100          32,313

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

e-MedSoft.com *                          5,300         $42,400
Envision Development Corp *                200           4,400
EpicEdge Inc *                           1,100          25,300
ePlus Inc *                                400          10,575
ePresence Inc *                          3,700          26,825
Eprise Corp *                              100           1,644
ESCO Electronics Corp *                  1,000          17,000
eSpeed Inc *                             1,700          73,844
ESS Technology *                         3,700          53,650
Exar Corp *                              3,050         265,922
Excalibur Technologies Corp *            2,100          83,869
Excel Technology Inc *                   1,800          90,562
eXcelon Corp *                           5,200          41,275
Exchange Applications Inc *              4,300         114,488
Extended Systems Inc *                   1,100         105,600
Extensity Inc *                            400          13,700
F5 Networks Inc *                        2,900         158,231
FiberNet Telecom Group *                   600          10,200
FileNet Corp *                           5,600         102,900
FirePond Inc *                             400          14,400
FirstWorld Communications Inc *            800           8,400
Forrester Research Inc *                 1,600         116,500
FutureLink Corp *                        4,800          34,500
Gadzoox Networks Inc *                   1,200          16,425
Gartner Group Inc 'A'                   11,000         132,000
General Semiconductor Inc *              5,800          85,550
Geoworks Corp *                          1,400          22,050
Gerber Scientific Inc                    4,100          47,150
Glenayre Technologies *                 10,600         111,963
Global Sources Ltd *                         1              13
Globix Corp *                            2,700          79,144
Go2Net Inc *                             4,500         226,406
Great Plains Software Inc *              2,400          47,100
GRIC Communications Inc *                1,200          21,525
hi/fn Inc *                              1,400          62,125
High Speed Access Corp *                 6,400          42,000
HNC Software Inc *                       4,100         253,175
Hutchinson Tech *                        4,100          58,425
Hyperion Solutions Corp *                5,400         175,163
Identix Inc *                            3,725          58,436
IDX Systems Corp *                       1,800          25,425
iGate Capital Corp *                     5,300          72,875
II-VI Inc *                                500          24,188
Imation Corp *                           6,400         188,000
Immersion Corp *                         2,400          72,000
IMRglobal Corp *                         3,200          41,800
Indus International Inc *                  900           7,706
InFocus Corp *                           4,100         131,969
Informatica Corp *                       3,900         319,556
Information Architects Corp *            4,600          31,913
Inforte Corp *                             100           3,600
Inprise Corp *                           8,700          53,288
Integrated Circuit Systems *             1,500          25,688
Integrated Silicon Solution *            3,600         136,800
Intelect Communications Inc *            9,100          21,044
Interact Commerce *                      2,200          25,988
Interactive Intelligence Inc *             400          15,000
Intergraph Corp *                        7,500          56,719

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Interlink Electronics Inc *              2,000         $83,750
International Fibercom Inc *             4,100         104,550
internet.com Corp *                      1,400          27,562
InterTrust Technologies *               10,000         205,625
InterVoice Inc *                         5,300          34,781
InterWorld Corp  *                       3,500          71,750
Interwoven Inc *                         2,800         307,956
IntraNet Solutions Inc *                 2,800         107,450
Intraware Inc *                          2,900          46,581
Intrusion.com Inc *                      1,300          14,706
Iomega Corp *                           44,600         178,400
ITXC Corp *                                700          24,784
iVillage Inc *                           4,700          39,656
iXL Enterprises Inc *                    6,300          91,350
IXYS Corp *                                600          32,025
J.D. Edwards & Co *                      8,100         122,006
JDA Software Group Inc *                 3,300          63,319
JNI Corp *                                 700          22,138
Juno Online Services Inc *               3,700          39,775
Keithley Instruements Inc                1,500         130,688
Keynote Systems Inc *                    2,800         197,575
Lante Corp *                               400           8,175
Latitude Communications Inc *            2,900          32,444
LCC International Inc *                  2,100          57,356
Legato Systems Inc *                    14,200         214,775
Level 8 Systems Inc *                      500          10,531
LightPath Technology Inc *               2,200          87,587
Littelfuse Inc *                         3,500         171,500
Loudeye Technologies Inc *                 300           5,231
Manhattan Associates Inc *                 500          12,500
Manugistics Group Inc *                  3,400         158,950
MapInfo Corp *                           1,800          73,125
Marimba Inc *                            2,800          39,025
MatrixOne Inc *                            600          24,375
Maxtor Corp *                           10,400         109,850
McAfee.com Corp *                        1,400          36,488
Meade Instruements Corp *                1,000          25,125
Mechanical Technology Inc *              3,800          57,000
Media 100 Inc *                          1,300          33,475
MedicaLogic/Medscape Inc *                 300           2,775
MEMC Electronic Materials Inc *          5,100          91,800
Mentor Graphics Corp                    11,400         226,575
Mercator Software *                      4,040         277,750
Mercury Computer Systems Inc *           3,300         106,631
MetaCreations Corp *                     3,100          37,200
MetaSolv Software Inc *                  1,400          61,600
Methode Electronics                      5,800         224,025
Miami Computer Supply Corp *             2,200          56,925
Micron Electronics Inc *                 6,700          83,750
Microsemi Corp *                         2,100          71,269
MicroStrategy Inc *                      4,500         135,000
MIPS Technologies Inc 'A' *              2,400         102,000
MMC Networks Inc *                       5,000         267,188
MRV Communications Inc *                 8,100         544,733
MSI Holdings Inc *                       5,100          46,219
MTI Technology *                         6,100          48,800
National Computer Systems                5,700         280,725
National Information Consortium Inc *    2,000          22,750

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                       Market
                                        Shares          Value
                                        ------         ------

Natural Microsystems Corp *              2,700        $303,581
Neon Systems Inc *                         700          13,125
Net Perceptions Inc *                    2,600          41,275
net.Genesis Corp *                         300           5,419
Net2Phone Inc *                          1,400          49,963
Netgrity Inc *                           2,800         210,875
netGuru Inc *                              300           5,363
NetIQ Corp *                             4,100         244,463
NetObjects Inc *                         2,700          24,638
Netopia Inc *                            2,200          88,550
Netpliance Inc *                           100             913
Netro Corp *                             5,600         321,300
NetScout Systems Inc *                   1,500          19,313
NETsilicon Inc *                         1,300          42,575
Netsol International *                     300          10,650
NetSolve Inc *                             600          15,600
Network Access Solutions Corp *          2,000          19,125
Network Commerce Inc *                   6,000          33,000
Network Equipment Technologies Inc *     3,500          35,219
Network Peripherals Inc *                3,000          50,250
NetZero Inc *                            3,800          19,831
New Era of Networks Inc *                4,200         178,815
NHancement Technologies Inc *            2,200          29,288
Niku Corp *                              1,000          33,750
Northeast Optic Network Inc *            1,100          67,788
Novadigm Inc *                           1,400          27,650
Nuance Communications *                    600          49,988
Numerical Technologies Inc *               700          34,038
NYFIX Inc *                              3,700         155,169
Oak Technologies Inc                     6,100         131,531
Objective Systems Integrators Inc *      4,100          43,819
On2.com Inc *                            1,900           9,738
OneMain.com Inc *                        4,700          52,875
ONYX Software Corp *                     3,200          95,000
Open Market Inc *                        6,300          87,019
Osicom Technologies Inc *                1,500         126,938
OTG Software Inc *                         500          14,281
Packteer Inc *                           3,000          87,375
Paradyne Networks Inc *                  2,300          74,894
Park Electrochemical Corp                1,700          61,306
P-Com Inc *                             12,700          72,231
PC-Tel Inc *                             2,300          87,400
Peregrine Systems Inc *                  3,750         130,078
Pericom Semiconductor Corp *             1,500         102,000
Perot Systems Corp 'A' *                 8,100          89,100
Persistence Software Inc *               1,200          21,750
Phoenix Technologies Ltd *               4,500          73,406
Pinnacle Systems Inc *                   6,600         148,397
Pioneer Standard Electronics             5,400          79,650
Pixelworks Inc *                         1,400          31,850
Plexus Corp *                            2,900         327,700
PLX Technology  *                        2,500         103,750
Power Integrations Inc *                 4,500         106,031
Predictive Systems Inc *                   400          14,375
Primex Technologies Inc                  1,500          33,000
Primus Knowledge Solutions Inc           2,100          94,500
Procom Technology                          600          31,013
ProcureNet Inc *                           700             105

---------------------------------------------------------------

                                                       Market
                                        Shares          Value
                                        ------         ------

Progress Software Corp *                 5,600        $100,450
Project Software & Development Inc *     2,100          37,800
Proxim Inc *                             2,100         207,834
Puma Technology Inc                      4,800         128,700
PurchasePro.com Inc                      2,000          82,000
Quantum Effect Devices Inc *               400          22,800
QuickLogic Corp                          2,800          62,300
Quintus Corp                             3,600          71,494
Radiant Systems Inc *                    2,650          63,600
RadiSys Corp *                           2,050         116,338
Rainbow Technologies Inc                 1,900          92,388
Ramp Networks Inc                        3,000          35,625
Razorfish Inc *                          1,824          29,298
Register.com Inc *                         600          18,337
REMEC Inc *                              4,100         171,688
Remedy Corp *                            4,300         239,725
Research Frontiers Inc                   1,300          39,000
Retek Inc                                  600          19,200
Rhythms NetConnections Inc *             9,500         119,344
S3 Inc *                                14,700         216,825
Saba Software Inc                          300           6,300
SAGA Systems Inc *                       4,500          55,969
Sagent Technology Inc *                  3,700          52,725
Sanchez Computer Associates *            2,000          47,500
SatCon Technology Corp                   1,700          43,456
Savvis Communication Corp *              1,900          24,819
SBS Technologies Inc                     1,200          44,325
SCM Microsystems Inc *                   2,100         127,181
SeaChange International Inc              2,400          69,300
Secure Computing Corp                    3,400          63,963
Selectica Inc *                            500          35,031
Sensormatic Electronics Corp            11,600         183,425
Sequoia Software Corp                    1,500          24,563
Serena Software Inc *                    2,500         113,516
Silicon Graphics Inc *                  29,100         109,125
Silicon Image Inc *                      2,400         119,700
SilverStream Software Inc                1,700          98,175
Sipex Corp *                             3,200          88,600
SmartDisk Corp                             800          22,000
SoftNet Systems Inc *                    4,600          44,275
Software Technologies                      400          12,275
Sonic Foundary Inc                       2,200          46,200
Spectra-Physics Lasers Inc *               400          27,975
SPSS Inc *                               1,400          40,775
Spyglass Inc *                           2,700          84,544
Standard Microsystems Corp *             1,300          19,988
Stanford Microdevices *                  1,000          43,438
StarBase Corp *                          5,700          60,563
Storage Technology Corp *               15,400         168,438
Structural Dynamics Research Corp *      5,900          88,869
Superconductor Technologies Inc *        2,600         102,213
Supertex Inc *                           1,600          80,400
SVI Holdings Inc *                       2,200          11,275
Sykes Enterprises Inc *                  4,700          60,513
Syntel Inc *                               900           9,000
Systems & Computer Technology *          5,000         100,000
Tanning Technologies Corp *              1,500          28,875
Technology Solutions *                   7,200          44,550

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Telaxis Communications Corp *              900         $28,125
TelCom Semiconductor Inc *               2,400          96,150
Telocity Delaware Inc *                    400           1,825
Telxon Corp                              3,100          55,413
Tenfold Corp *                           1,700          27,944
The Hard Disk Drive Group *             13,900         153,769
The TriZetto Group Inc *                 2,700          43,706
The ViaLink Co *                         1,900          19,594
Thermedics Inc *                         3,900          38,756
Three-Five Systems Inc *                 3,500         206,500
Transaction Systems Architects 'A' *     5,900         101,038
Tricord Systems Inc *                    3,400          61,413
Trimble Navigation *                     3,900         190,369
Tumbleweed Communications Corp *         1,200          61,050
Ulticom Inc *                              300           7,205
Unify Corp *                             3,500          29,969
Unigraphics Solutions Inc *                700          13,650
Universal Display Corp *                 1,700          50,469
Unova Inc *                              7,100          51,919
US Interactive Inc *                     2,100          27,169
US Wireless Corp *                       1,000          21,375
VASCO Data Security International Inc *  1,200          16,425
Ventro Corp *                            3,200          60,400
Verity Inc *                             4,500         171,000
Versata Inc *                              500          20,156
Vertel Corp *                            5,000          87,500
Vertex Interactive Inc *                 1,000          10,625
VIA NET.WORKS Inc *                      1,900          29,331
Viador Inc *                             2,400          38,100
Viant Corp *                             6,200         183,675
ViaSat Inc *                             1,500          81,375
Viasystems Group *                       6,600         106,837
Visual Networks Inc *                    4,000         114,000
Vyyo Inc *                                 800          21,600
WatchGuard Technologies *                1,600          87,900
Wave Systems Corp 'A' *                  7,600         120,175
Websense Inc *                             400          10,050
WebTrends Corp *                         2,100          81,244
Westell Technologies Inc 'A' *           2,900          43,500
Western Digital Corp *                  22,600         113,000
White Electronic *                       1,500          19,031
WorldGate Communications Inc *           2,500          44,375
Xircom *                                 4,400         209,000
Xpedior Inc *                              900          12,431
Xybernaut Corp *                         6,000          67,125
Zebra Technologies Corp 'A' *            4,300         190,544
Zixit Corp *                             2,900         133,581
Zomax Optical Media *                    5,300          69,563
Zoran Corp *                             2,100         138,469
                                                --------------
                                                    31,601,101
                                                --------------
Utilities - 6.84%

Adelphia Business Solutions Inc *        4,700         108,981
Advanced Radio Telecom Corp *            4,700          68,738
AGL Resources Inc                        8,900         141,844
AirGate PCS Inc *                        1,700          89,356
Alamosa PCS Holdings Inc *               1,200          25,050
Alaska Communications Systems *            900           9,338

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Allied Riser Communications *            9,000        $127,125
American States Water Co                 1,300          38,675
American Telesource International Inc *  7,400          46,712
Arch Communications Group *              6,700          43,550
Atmos Energy Corp                        5,200          91,000
Avista Corp                              7,800         136,013
Azurix Corp *                            4,200          29,400
Black Hills Corp                         3,500          78,969
California Water Service Group           1,900          46,075
CapRock Communications Corp *            5,900         115,050
Cascade Natural Gas                      1,800          30,038
Centennial Commuc Corp 'A' *               400           5,500
CFW Communication Co                     2,200          82,500
CH Energy Group Inc                      3,100         105,206
Choice One Communications Inc *            900          36,731
CLECO Corp                               3,700         123,950
CMP Group Inc                            5,800         170,013
Commonwealth Telephone Enterprises *     1,700          80,006
Comsat Corp                              8,200         192,700
Conectiv Inc                            14,800         230,325
CT Communications Inc                    2,600          73,938
CTC Communications Corp *                2,450          88,200
CTG Resources Inc                        1,800          66,038
Cypress Communications Inc *               800           5,800
e.spire Communications Inc *            10,300          69,525
eGlobe Inc *                             7,300          21,900
El Paso Electric Co *                    8,800          98,450
Electric Lightwave Inc 'A' *             2,000          37,375
Empire District Electric Co              2,900          63,981
Energen Corp                             4,400          95,975
EnergyNorth Inc                            300          17,775
E'town Corp                              1,700         112,944
FirstCom Corp *                          4,700          70,794
General Communication 'A' *              4,200          21,525
GoAmerica Inc *                          2,500          38,594
Golden Telecom Inc *                     1,200          35,700
Hawaiian Electric Industries             5,700         187,031
Hickory Tech Corp                        1,200          14,625
iBasis Inc *                             2,100          90,431
ICG Communications Inc *                 8,000         176,500
IDACORP Inc                              6,200         199,950
IDT Corp *                               3,900         132,356
Illuminet Holdings Inc *                 3,200         162,800
IMPSAT Fiber Networks Inc *              1,400          23,450
Intermedia Communications *              8,100         240,975
ITC Deltacom Inc *                       8,700         194,119
Kansas City Power & Light Co            10,700         240,750
Laclede Gas Co                           3,000          57,750
Leap Wireless International Inc *        4,200         197,400
LodgeNet Entertainment Corp *            1,500          36,375
Madison Gas & Electric Co                2,600          51,350
MDU Resources Group                     10,000         216,250
Mediacom Communications Corp *           4,200          64,575
Metricom Inc *                           3,200          89,200
Metrocall Inc *                         13,900         125,100
MGC Communications Inc *                 5,200         311,675
Minnesota Power Inc                     12,100         209,481
Motient Corp *                           6,300          98,831

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

Net2000 Communications *                 2,200         $36,025
Network Plus Corp *                      2,200          31,213
New Jersey Resources                     3,200         121,800
Nextlink Communications Inc 'A' *       10,294         390,529
North Pittsburgh Systems                 2,500          36,875
Northwest Natural Gas Co                 4,500         100,688
Northwestern Corp                        3,300          76,313
Nucentrix Broadband Networks *             900          22,950
NUI Corp                                 2,200          59,400
OGE Energy Corp                         13,600         251,600
ONEOK Inc                                4,900         127,094
Otter Tail Power Inc                     3,800          79,800
Pac-West Telecomm Inc *                  2,400          48,000
Peoples Energy Corp                      5,800         187,775
Philadelphia Suburban Corp               5,700         116,850
Piedmont Natural Gas                     4,600         122,188
Price Communications Corp *              7,470         176,012
Primus Telecommunications *              4,500         111,938
Providence Energy Corp                     600          24,300
Public Service Co of North Carolina      6,500         100,344
RGS Energy Group Inc                     5,800         129,050
Rural Cellular Corp                      1,400         107,188
SBA Communications Corp                  3,900         202,556
SEMCO Energy Inc                         3,000          39,000
Sierra Pacific Resources                12,966         162,885
SJW Corp                                   300          35,663
South Jersey Industries Inc              1,900          49,400
Southern Union Co *                      4,848          76,661
Southwest Gas Corp                       5,200          91,000
Southwestern Energy Co                   4,100          25,625
TALK.com Inc *                          11,300          65,681
Teligent Inc *                           2,800          66,150
UGI Corp                                 4,500          92,250
UniSource Energy Corp                    5,000          75,000
United Illuminating Co                   2,400         105,000
United Water Resources Inc               4,100         142,988
US LEC Corp 'A' *                        2,000          34,000
Vectren Corp                            10,032         173,052
Viatel Inc *                             8,223         234,869
VoiceStream Wireless Corp *                  1              58
Washington Gas Light Co                  7,700         185,281
Weblink Wireless Inc *                   8,700         115,275
Western Gas Resources Inc                4,000          84,000
Western Resources Inc                   12,200         189,100
World Access Inc *                       9,100         100,669
WorldPages.Com Inc *                     4,400          26,400
WPS Resources                            3,900         117,245
Z-Tel Technologies Inc *                 1,800          21,600
                                                --------------
                                                    11,261,673
                                                --------------

Total Common Stocks
   (Cost $158,757,601)                             157,340,084
                                                --------------

---------------------------------------------------------------

                                    Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENTS - 11.25%

U.S. TREASURY BILLS - 1.33%

   5.530% due 07/06/00 **           $2,000,000     $1,998,464
   5.580% due 07/06/00 **              195,000        194,849
                                                -------------

Total U.S. Treasury Bills                           2,193,313
                                                -------------


SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 9.92%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $16,348,149; collateralized by U.S.
   Treasury Note--market value
   $16,667,875 and due 02/15/05)    16,341,000     16,341,000
                                                -------------

Total Securities Held Under Repurchase
   Agreement                                       16,341,000
                                                -------------

Total Short-Term Investments
   (Cost $18,534,313)                              18,534,313
                                                -------------


TOTAL INVESTMENTS - 106.74%
   (COST $177,293,534)                            175,874,937


OTHER ASSETS AND
LIABILITIES, NET - (6.74%)                        (11,115,581)
                                                -------------


NET ASSETS - 100.00%                             $164,759,356
                                                =============

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $2,193,313 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                                   Number of                        Unrealized
              Type                 Contracts                       Appreciation
--------------------------------------------------------------------------------
Russell 2000/500 (9/00)                14                                $7,187
                                                                 --------------

(b) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                     $177,293,534
                                                                 --------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                 $11,922,654

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                 (13,341,251)
                                                                 --------------

Net unrealized depreciation                                         ($1,418,597)
                                                                 ==============

See Notes to Financial Statements

PACIFIC SELECT FUND
REIT PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------         ------

COMMON STOCKS - 96.04%

Consumer Discretionary - 0.38%

Hilton Hotels Corp                      26,400        $247,500
Interstate Hotels Corp *                 1,360           3,995
Wyndham International Inc 'A' *         40,700         101,750
                                                --------------
                                                       353,245
                                                --------------
Financial Services - 91.73%

Acadia Realty Trust                      1,700           9,669
AMLI Residential Properties             61,600       1,451,450
Archstone Communities Trust            103,800       2,186,287
Arden Realty Inc                       214,655       5,044,392
AvalonBay Apartment Communities Inc    122,100       5,097,675
Boston Properties Inc                  123,600       4,774,050
Brandywine Realty Trust                 24,300         464,737
BRE Properties Inc                      21,900         632,362
Brookfield Properties Corp             335,300       4,463,681
Burnham Pacific Properties Inc          54,240         372,900
Cabot Industrial Trust                   8,500         167,344
CarrAmerica Realty Corp                152,100       4,030,650
Chateau Communities Inc                102,400       2,892,800
Equity Office Properties               239,822       6,610,105
Equity Residential Properties Trust     94,800       4,360,800
Essex Property Trust Inc                38,200       1,604,400
Federal Realty Investment Trust        138,700       2,774,000
Great Lakes REIT Inc                    42,623         724,591
JDN Realty Corp                        130,900       1,333,544
Manufactured Home Communities Inc       90,400       2,163,950
MEDITrust Corp                          54,600         204,750
Pacific Gulf Properties Inc             15,423         386,539
Pan Pacific Retail Properties           30,300         609,788
Pennsylvania REIT                        9,400         160,975
Prentiss Properties Trust               12,300         295,200
Prime Group Realty Trust                 8,986         136,475
Prologis Trust                         149,380       3,183,661
PS Business Parks Inc                   98,100       2,354,400
Public Storage Inc                     219,124       5,135,719
Simon Property Group Inc               251,700       5,584,594
Smith Charles E Residential Realty      42,100       1,599,800
Starwood Hotels & Resorts Worldwide    170,333       5,546,468
Summit Properties Inc                   53,000       1,113,000
Taubman Centers Inc                    146,645       1,613,095
Trizec Hahn Corp                       246,900       4,413,338
Vornado Realty Trust                    68,700       2,387,325
                                                --------------
                                                    85,884,514
                                                --------------
Materials & Processing - 3.93%

Rouse Co                               148,500       3,675,375
                                                --------------

Total Common Stocks
   (Cost $84,870,481)                               89,913,134
                                                --------------


-------------------------------------------------------------------------------

                                                     Principal
                                                       Amount         Value
                                                       ------        ------

SHORT-TERM INVESTMENT - 7.73%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 7.73%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $7,244,168; collateralized by U.S.
   Treasury Note--market value
   $7,389,769 and due 03/31/03)                       $7,241,000     $7,241,000
                                                                  -------------

Total Securities Held Under Repurchase
  Agreement                                                           7,241,000
                                                                  -------------

Total Short-Term Investment
   (Cost $7,241,000)                                                  7,241,000
                                                                  -------------


TOTAL INVESTMENTS - 103.77%
   (Cost $92,111,481)                                                97,154,134


OTHER ASSETS AND
LIABILITIES, NET - (3.77%)                                           (3,526,088)
                                                                  -------------


NET ASSETS - 100.00%                                                $93,628,046
                                                                  -------------


Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                      $92,111,481
                                                                  -------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                  $6,880,833

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                  (1,838,180)
                                                                  -------------

Net unrealized appreciation                                          $5,042,653
                                                                  -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         -----

COMMON STOCKS - 88.29%

Australia - 1.82%

Amp Ltd                                 84,000       $854,158
Brambles Industries Ltd                 44,150      1,355,698
Broken Hill Proprietary                196,923      2,326,342
Commonwealth Bank of Australia         180,850      2,995,378
CSL Ltd                                 37,000        731,116
Fosters Brewing Group                  712,800      2,003,898
Lend Lease Corp Ltd                    103,350      1,317,235
Macquarie Corp Tel *                   848,800      1,040,805
National Australian Bank Ltd           228,550      3,813,857
News Corp Ltd                          395,100      5,435,568
Normandy Mining                      1,773,600        954,791
Qantas Airways Ltd                     362,000        731,872
Rio Tinto Ltd Npv                      146,750      2,424,355
Solution 6 Holdings Ltd *              601,750      1,169,794
Telstra Corp Ltd                       630,100      2,555,343
Westpac Banking Corp                   369,900      2,666,131
                                                -------------
                                                   32,376,341
                                                -------------
Belgium - 0.19%

Mobistar SA *                          101,310      3,367,028
                                                -------------

Denmark - 0.11%

Tele Danmark AS                         28,360      1,911,637
                                                -------------

Finland - 1.21%

Nokia Oyj                              345,480     17,650,636
Sampo Insurance Co 'A'                  94,514      3,839,501
                                                -------------
                                                   21,490,137
                                                -------------
France - 8.71%

Alcatel                                290,350     19,066,383
Aventis SA                             170,620     12,280,494
Axa Uap                                 94,552     14,912,292
Banque National De Paris **            116,935     11,266,650
Castorama Dubois Investissements        12,070      2,988,111
CNP Assurances **                      293,318     10,009,138
DANONE Group **                         71,868      9,548,609
Michelin (CGDE) B Ord Compagne **      127,007      4,080,242
Pernod-Ricard **                       105,873      5,768,326
Rhone-Poulenc 'A'                      264,150     19,302,691
Sanofi-Synthelabo SA                    54,720      2,609,975
Schneider SA **                        130,545      9,109,045
Television Franchise TF1                18,220      1,271,338
Thomson Multimedia *                    40,230      2,607,171
Total Fina SA **                       193,375     29,684,901
                                                 ------------
                                                  154,505,366
                                                -------------
Germany - 4.39%

Adidas Salomon AG                       68,010      3,744,424
BASF AG **                              94,220      3,827,558
BAYER                                   47,822      1,832,997
Bayer Hypo-Vereinsbank A               124,279      8,137,258

--------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         -----

Bayerische Motoren Werke               121,710     $3,711,134
Deutsche Telekom AG **                 253,297     14,623,682
Fresenius AG Pref **                    40,238      9,234,604
Henkel Kgaa                            155,643      8,926,282
Hugo Boss Pref                          26,527      4,614,762
SAP AG                                  47,480      7,188,787
Schering-Plough Corp                    63,240      3,448,556
Siemens AG                              42,620      6,387,770
Software AG                             25,370      2,315,867
                                                -------------
                                                   77,993,681
                                                -------------
Hong Kong - 1.77%

Asia Satellite Telecom                 515,900      1,763,653
Cable & Wireless HKT Ltd             1,173,500      2,581,652
Cathay Pacific Airways                 656,700      1,217,266
Cheung Kong Holdings                   193,300      2,138,658
China Telecom *                        611,100      5,389,338
Hong Kong & China Gas                1,220,400      1,369,811
HSBC Holdings PLC                      165,604      1,890,651
Hutchison Whampoa                      570,900      7,176,895
Li & Fung Ltd                          711,900      3,561,509
Smartone Telecommunications            279,200        617,810
Sun Hung Kai Properties                282,300      2,027,913
Swire Pacific Ltd 'A'                  110,400        645,780
Television Broadcasts                  163,800      1,092,616
                                                -------------
                                                   31,473,552
                                                -------------
Italy - 2.50%

Banca Poploare Di Bergamo **           378,060      7,003,324
ENI Spa Reg                          1,542,420      8,919,649
Marzotto (Gaetano) Spa                 140,847      1,151,075
Mediaset Spa                           237,200      3,627,642
Telecom Italia Mobile Spa              410,582      4,199,266
Telecom Italia Spa **                1,046,253     14,400,877
Unicredito Italiano                  1,058,970      5,071,205
                                                -------------
                                                   44,373,038
                                                -------------
Japan - 27.10%

Aiwa Co Ltd                            154,300      2,467,870
Amada Co                               780,000      6,612,349
Bank of Tokyo-Mitsubishi               170,000      2,051,241
Canon Inc                              332,000     16,511,656
Casio Computer                         655,000      7,341,873
Dai Nippon Printing                    386,000      6,795,403
Daicel Chemical Industries           1,302,000      4,194,264
Daifuku                                689,000      7,632,120
Daikin Industries                      619,000     14,372,298
Family Mart                            159,300      6,122,018
Fuji Machine Manufacturing Co          186,800      9,800,556
Fuji Photo Film                        310,000     12,672,726
Fujitec Co Ltd                         388,000      3,373,277
Fujitsu Ltd                            494,000     17,077,003
Furukawa Electric Co Ltd               317,000      6,613,809
Hitachi Credit Corp                    427,900     11,567,588
Hitachi Ltd                            973,000     14,022,418
House Foods *                          165,000      2,548,863
Kaneka Corp                            849,000      9,348,476
Kurita Water Industries                309,000      6,796,166

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         -----

Kyocera Corp                            76,800    $13,014,006
Kyuodenko Co Ltd                       149,000        447,709
Lintec Inc                             412,000      4,288,231
Matsushita Electric                    542,000     14,039,467
Minebea Co Ltd                         568,000      7,115,716
Mitsubishi Chemical Corp               850,000      3,482,786
Mitsubishi Estate                      469,000      5,513,229
Mitsubishi Heavy Industries          1,780,000      7,880,186
Mitsubishi Logistics                   189,000      1,709,038
Mitsumi Electric Co Ltd                362,000     13,298,168
NEC Corp                               698,000     21,893,656
Nessei Sangyo Co Ltd                   213,000      3,109,782
NIFCO                                  383,000      4,884,679
Nintendo Corp Inc                      103,500     18,055,103
Nippon Meat Packers                    315,000      4,598,973
Nippon Telegraph & Telephone             1,021     13,560,119
Nissan Motor Co Ltd                  1,388,000      8,171,243
Nissha Printing                        147,000      1,014,939
Ono Pharmaceuticals Co                 223,000      9,557,293
Ricoh Co                               738,000     15,605,991
Rinnai Corp                            191,000      4,254,839
Rohm & Haas Co                          30,400      8,876,748
Ryosan Co                              179,000      4,046,531
Sangetsu Co Ltd                         79,000      1,302,218
Sankyo Co Ltd                          407,000      9,181,604
Sanwa Shutter                          849,000      2,750,963
Sekisui Chemical Co                    952,000      3,658,607
Sekisui House Ltd                      699,000      6,458,993
Shin-Etsu Polymer Co                   661,000      5,466,566
Sony Corp                              194,800     18,165,309
Suzuki Motor Co                        433,000      5,579,466
TDK Corp                               111,000     15,934,065
Tokyo Electric Power                   158,000      3,847,125
Toshiba                              1,683,000     18,975,660
Toyota Motor Corp                      225,000     10,236,424
Tsubakimoto Chain                      952,000      4,842,274
Yamaha Corp                            495,000      5,403,900
Yamaouchi Pharmaceutica                233,000     12,707,295
                                                -------------
                                                  480,850,875
                                                -------------
Netherlands - 4.57%

ABN Amro Holding NV                    128,370      3,148,545
AKZO Nobel NV **                       207,715      8,835,225
ASM Lithography Holdings *              56,310      2,423,153
Buhrmann NV                            144,208      4,128,344
Fortis (NL) NV                         117,750      3,431,690
Getronics NV                           169,520      2,616,876
Heineken NV                             42,760      2,605,599
ING Groep NV **                        169,601     11,477,609
Laurus NV **                           372,290      4,465,960
Royal Dutch Petroleum                   94,870      5,903,365
Royal KPN NV                           103,900      4,652,805
Royal Philips Electronics NV **        534,254     25,226,934
United Pan-Europe Comm NV *             83,310      2,181,117
                                                -------------
                                                   81,097,222
                                                -------------

--------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         -----
New Zealand - 0.06%

Telecom Corp of New Zealand            323,200     $1,129,397
                                                -------------

Portugal - 0.40%

Banco Commercial Portugues             642,450      3,346,768
Telecel Comunicacoes Pessoais SA *     242,310      3,682,631
                                                -------------
                                                    7,029,399
                                                -------------
Singapore - 1.30%

Chartered Semiconductor *              153,000      1,336,592
Chartered Semiconductor ADR *            3,800        342,000
City Developments                      273,000      1,058,201
DBS Bank                               327,812      4,210,255
Keppel Communications PTE Ltd *        290,000        627,481
Natsteel Electronics Ltd               260,000        797,223
Neptune Orient Lines *                 730,000        675,730
Overseas Chinese Banking               193,600      1,332,855
Overseas Union Bank                    143,702        557,017
Sembcorplogistics                      248,000      1,391,727
Singapore Airline Ltd                  155,000      1,533,410
Singapore Press                        153,000      2,389,933
Singapore Telecom                      863,000      1,263,170
ST Assembly Test Services *            456,000      1,171,328
United O/S Bank                        234,248      1,531,387
Venture Manufacturing Singapore        272,000      2,769,569
                                                -------------
                                                   22,987,878
                                                -------------
Spain - 2.10%

Amadeus Global Travel 'A' *            341,150      3,896,754
Banco Popular Espanol                  119,248      3,693,056
Bco Bilbao Vizcaya                     401,640      6,008,154
Endesa SA **                           309,581      6,004,075
Telefonica De Espana SA **             794,561     17,088,325
Telefonica Publicidad Info              55,990        529,293
                                                -------------
                                                   37,219,657
                                                -------------
Sweden - 3.96%

Assa Abloy AB 'B'                      325,750      6,559,658
Autoliv Inc                            228,070      5,604,610
Ericsson 'B'                           533,550     10,592,392
Foreningssparbanken AB                 316,565      4,645,967
Nordbanken Holding AB                1,797,775     13,601,303
Scandic Hotels AB                      289,290      3,488,693
Securitas AB 'B'                       401,540      8,542,675
Skandia Forsakrings AB                  92,030      2,439,545
Svedala Industri AB                    258,700      4,944,577
Svenska Cellulosa                      151,380      2,884,741
Svenska Handelsbanken 'A'              427,060      6,219,026
Tele1 Europe Holding *                  54,590        670,749
                                                -------------
                                                   70,193,936
                                                -------------
Switzerland - 5.83%

Adecco SA Namen                          5,460      4,643,672
Givaudan *                               3,429      1,044,702
Holderbank Finan Glaris Bearer **        6,186      7,591,814

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         -----

Nestle SA Bearer Reg **                 15,656    $31,366,760
Novartis AG Reg **                       8,595     13,628,374
Richemont (Fin) **                       7,706     20,782,297
Roche Holding                              629      6,129,242
Schindler Holding AG                     2,925      4,487,160
UBS AG Reg                              93,486     13,710,400
                                                -------------
                                                  103,384,421
                                                -------------
United Kingdom - 22.27%

Allied Domecq PLC **                 3,170,800     16,875,117
Allied Zurich **                       381,110      4,504,403
AstraZeneca PLC                        170,240      7,940,886
BAA PLC                                556,800      4,436,523
BAE SYSTEMS PLC **                     759,500      4,741,680
Bank of Scotland **                    409,958      3,838,373
Barclays PLC **                        536,766     13,347,492
BBA Group PLC                          498,400      3,268,398
BG PLC                               1,210,188      7,816,877
Blue Circle Industries **              822,800      5,339,602
BOC Group PLC **                       305,120      4,388,123
BP Amoco                               967,400      9,299,640
British Airways                            301          1,735
British American Tobacco               938,980      6,292,880
British Telecommunications **        1,575,931     20,406,376
Cadbury Schwepps PLC **              1,422,100      9,363,555
Capital Radio PLC **                    46,351      1,084,064
Centrica PLC                           961,930      3,194,173
Diageo PLC                           1,444,507     12,955,233
Egg PLC *                              786,600      2,045,450
Emap PLC                               151,300      2,395,026
GKN PLC                                263,100      3,356,957
Glaxo Holdings                         651,600     19,018,779
Granada Group PLC                    1,522,585     15,006,027
Great Universal Stores PLC           1,039,240      6,503,898
Halma PLC                            1,065,600      1,623,795
Imperial Tobacco Group **            1,113,300     10,659,980
Kingfisher PLC                         238,600      2,170,664
Lloyds TSB Group                       393,600      3,735,943
Marconi Corp PLC                       459,600      5,982,616
Prudential PLC                       1,298,500     19,058,474
Reckitt & Benckisen PLC **           1,871,995     20,833,947
Reed International                     480,300      4,194,748
Rentokil Initial PLC *               1,647,700      3,753,734
RMC Group PLC                          214,254      2,767,830
Rolls Royce PLC                      1,823,900      6,533,466
Sainsbury PLC                          348,000      1,577,688
Scottish Hydro                         794,820      7,200,746
Shell Transport & Trading **         2,079,470     17,530,660
Smith & Newphew PLC                    437,438      1,591,837
Smithkline Beecham PLC                 595,200      7,833,457
Smiths Industries                      283,200      3,673,534
SSL International                      852,600      9,210,878
Telewest PLC *                       1,024,478      3,537,788
Tesco PLC                              995,700      3,098,721
Vodafone AirTouch PLC               10,055,997     40,863,047
Wolseley PLC                           646,900      3,565,434

--------------------------------------------------------------

                                                    Market
                                     Shares         Value
                                     ------         -----

Woolwich PLC                           635,500     $2,685,971
WPP Group PLC **                       955,300     13,898,104
Zeneca Group                           218,955     10,245,227
                                                -------------
                                                  395,249,556
                                                -------------

Total Common Stocks
   (Cost $1,344,783,144)                        1,566,633,121
                                                -------------

                                   Principal
                                     Amount         Value
                                     ------         -----

SHORT-TERM INVESTMENT - 9.16%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 9.16%

State Street Bank and Trust
   5.250% due 07/03/00 **
   (Dated 06/30/00, repurchase price
   of $162,581,887; collateralized by U.S.
   Treasury Notes and Bonds--market value
   $32,668,188 and due 11/15/27,
   market value
   $48,962,227 and due 08/15/03,
   market value
   $35,178,975 and due 08/15/27,
   and market value
   $48,960,706 and due 02/28/03)  $162,510,788    162,510,788
                                                -------------

Total Securities Held Under Repurchase
   Agreement                                      162,510,788
                                                -------------

Total Short-Term Investment
   (Cost $162,510,788)                            162,510,788
                                                -------------


TOTAL INVESTMENTS - 97.45%
   (Cost $1,507,293,932)                        1,729,143,909


OTHER ASSETS AND
LIABILITIES, NET - 2.55%                           45,284,879
                                                -------------


NET ASSETS - 100.00%                           $1,774,428,788
                                                -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $343,953,701 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                                                  Unrealized
                                   Number of     Appreciation
              Type                 Contracts     (Depreciation)
--------------------------------------------------------------
CAC 40 Index Future (9/00)            407           ($705,898)
DAX 30 Index Future (9/00)            171          (1,217,905)
FTSE 100 Index Future (9/00)          563          (1,262,176)
MIB 30 Index Future (9/00)             59             (43,076)
OPIX TSE Index Future (9/00)          269             860,437
                                                 -------------
                                                  ($2,368,618)
                                                 -------------

(b) Forward foreign currency contracts outstanding at June 30, 2000, were summarized as follows:

                     Principal
Contracts              Amount                                       Unrealized
to Buy or            Covered by    Expiration                      Appreciation
 to Sell   Currency  Contracts       Month                        (Depreciation)
--------------------------------------------------------------------------------
   Buy         BP    36,118,725       9/00                             $346,344
   Buy         ED    71,449,070       9/00                              364,811
   Buy         JY     4,246,489       9/00                             (288,461)
                                                                  -------------
                                                                       $422,694
                                                                  -------------

          Principal amount denoted in the indicated currency:
             BP - British Pound
             ED - Euro Dollar
             JY - Japanese Yen (in thousands)

(c) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                   $1,507,293,932
                                                                ---------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                $288,901,812

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                 (67,051,835)
                                                                  -------------

Net unrealized appreciation                                        $221,849,977
                                                                  -------------

See Notes to Financial Statements

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                   Principal        Market
                                    Amount          Value
                                    ------          -----

CORPORATE BONDS & NOTES - 11.77%

Financial Services - 11.20%

Associates Corp North America
   6.780% due 04/23/01             $1,100,000      $1,096,743
   6.880% due 05/17/02              8,500,000       8,499,294
CIT Group Holding
   5.875% due 06/18/01              4,100,000       4,045,872
Dresdner Funding Trust
   8.151% due 06/30/31              4,500,000       3,930,251
First USA Bank NA
   6.125% due 06/25/01             10,000,000       9,894,060
J.P. Morgan & Co Inc
   5.750% due 02/25/04              4,000,000       3,783,072
Key Bank NA
   6.052% due 04/24/03              4,500,000       4,344,813
Merrill Lynch & Co Inc
   6.823% due 09/25/00              2,900,000       2,900,339
Morgan Stanley Dean Witter Co
   5.625% due 01/20/04              3,800,000       3,570,024
   7.750% due 06/15/05              9,000,000       9,056,079
                                               --------------
                                                   51,120,547
                                               --------------
Technology - 0.57%

TCI Communications Inc
   6.935% due 09/11/00              2,600,000       2,599,496
                                               --------------

Total Corporate Bonds & Notes
   (Cost $54,985,723)                              53,720,043
                                               --------------


MORTGAGE-BACKED SECURITIES - 56.96%

Collateralized Mortgage Obligations - 7.27%

Bear Stearns Mortgage Securities Inc
   7.000% due 03/25/27 "            1,000,000         944,695
Citibank
   8.000% due 07/25/18 "                6,319           6,364
Countrywide Inc
   7.901% due 03/25/24 "               57,476          57,373
   8.600% due 11/25/24 "                7,344           7,421
DLJ Mortgage Acceptance Corp
   6.750% due 07/25/29 "            2,972,247       2,745,702
GE Capital Mortgage Corp
   5.500% due 02/25/09 "              240,113         237,795
Greenwich Capital Acceptance Inc
   6.715% due 02/01/09 " + ~        9,257,612       8,700,709
   7.619% due 01/25/22 "                6,956           6,929
Home Savings of America
   5.793% due 05/25/27 "              223,017         213,084
Imperial Savings & Loan Association
   8.846% due 07/25/17 "                7,749           7,724
   9.900% due 02/25/18 "               39,355          39,449
Mellon Residential Funding Corp
   6.460% due 07/25/29 "            3,271,419       3,250,701

--------------------------------------------------------------

                                   Principal        Market
                                    Amount          Value
                                    ------          -----

NationsLink Funding Corp
   5.805% due 02/10/01 "           $2,850,888      $2,825,871
   6.480% due 04/10/07 "            4,554,085       4,555,702
Prudential Home Mortgage Securities Co
   6.600% due 08/25/23 "              996,569         981,187
Residential Accredited Loans Inc
   7.500% due 03/25/27 "            3,000,000       2,972,235
Residential Funding Mtg Securities Inc
   6.500% due 04/25/29 "              500,000         453,303
   8.424% due 03/25/25 "               54,094          54,585
Ryland Mortgage Securities Corp
   5.000% due 11/25/31 "               58,544          53,503
   6.496% due 10/25/18 "              154,704         152,296
   6.546% due 10/01/27 " +            809,651         810,157
Salomon Brothers Mtg Securities VII Inc
   6.960% due 07/25/29 "            3,506,108       3,509,631
SASCO Commercial Mortgage Trust
   7.051% due 11/20/01 " ~            619,413         620,406
                                               --------------
                                                   33,206,822
                                               --------------

Federal Home Loan Mortgage Corporation - 2.44%

   5.663% due 02/15/02 "            1,300,000       1,274,897
   5.800% due 06/15/19 "              463,816         460,521
   6.000% due 12/15/17 "            1,507,756       1,489,655
   6.250% due 11/15/15 "            4,120,799       4,102,895
   6.500% due 08/15/23 "            3,248,815       3,198,358
   6.750% due 02/01/08 "                  984             973
   7.400% due 07/25/19 " +            422,403         420,621
   7.430% due 07/01/21 "              168,134         168,018
                                               --------------
                                                   11,115,938
                                               --------------

Federal National Mortgage Association - 1.71%

   6.000% due 12/25/08 "              340,214         337,273
   6.210% due 02/01/17 "              369,244         360,542
   6.216% due 06/01/18 "              131,674         128,524
   6.217% due 03/01/24 "              125,633         122,456
   6.217% due 08/01/24 "              301,988         294,352
   6.217% due 07/01/26 "              119,884         116,828
   6.217% due 10/01/27 "              140,003         136,421
   6.252% due 08/01/17 "            1,913,644       1,842,709
   6.332% due 03/01/18 "            1,551,743       1,496,646
   6.500% due 04/18/20 "              624,210         622,200
   6.900% due 09/01/09 "            1,092,422       1,062,994
   7.000% due 08/18/21 "              542,710         541,405
   7.346% due 12/01/22 "              323,825         334,463
   7.392% due 01/01/25 "              391,758         401,442
                                               --------------
                                                    7,798,255
                                               --------------

Government National Mortgage Association - 45.54%

   5.650% due 10/20/18 "            3,746,799       3,653,635
   6.000% due 07/24/30 " #         12,600,000      11,603,844
   6.375% due 05/20/23 "              128,556         128,751
   6.375% due 05/20/26 "              738,304         736,779
   6.500% due 07/24/30 " #         48,590,000      46,114,825
   6.500% due 10/01/33 "            3,618,864       3,347,326
   6.550% due 07/15/40 "           11,853,789      11,810,677
   6.550% due 07/15/40 " +            564,511         550,992

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                   Principal        Market
                                    Amount          Value
                                    ------          -----

   6.750% due 09/20/22 "           $1,685,214      $1,692,671
   6.750% due 09/20/23 "               75,995          76,258
   6.750% due 07/20/25 "            1,278,055       1,280,703
   7.125% due 10/20/24 "              643,495         644,193
   7.125% due 11/20/26 "              826,563         826,075
   7.125% due 12/20/26 "              552,999         552,654
   7.375% due 02/20/25 "              621,242         622,281
   7.375% due 01/20/27 "              890,232         890,593
   7.500% due 07/24/30 " #        124,200,000     123,307,001
   9.000% due 01/15/17 "               78,819          81,967
                                               --------------
                                                  207,921,225
                                               --------------

Stripped Mortgage-Backed Security - 0.00%

Federal Home Loan Mortgage Corp (Interest Only)
   6.500% due 09/15/18 "              339,665          18,105
                                               --------------

Total Mortgage-Backed Securities
   (Cost $260,557,524)                            260,060,345
                                               --------------

OTHER ASSET-BACKED SECURITIES - 12.94%

Americredit Automobile Receivables
   5.304% due 10/12/02 "            3,185,580       3,168,903
Banc One Auto Grantor Trust
   6.290% due 07/20/04 "            1,621,905       1,607,916
Banc One Home Equity Loan Trust
   6.460% due 06/25/29 "            2,225,167       2,212,094
Champion Home Equity Loan Trust
   7.411% due 05/25/28 "              676,504         677,508
Conseco Financial
   8.480% due 12/01/31 " +         12,000,000      12,142,530
Contimortgage Home Equity Loan Trust
   6.150% due 03/15/11 "            1,199,976       1,195,794
   6.791% due 06/15/28 "            1,001,342         999,765
   6.861% due 08/15/28 "               71,235          71,108
Countrywide Home Equity Loan Trust
   6.763% due 08/15/25 "            1,524,869       1,526,264
Empire Funding Home Loan Owner Trust
   6.260% due 06/25/10 "              940,052         934,746
EQCC Home Equity Loan Trust
   5.770% due 03/20/29 "            1,732,187       1,720,261
First Plus Home Loan Owner Trust
   6.040% due 10/10/13 "            2,242,368       2,237,962
Ford Credit Auto Owner Trust
   5.770% due 11/15/01 "            4,981,426       4,968,748
IKON Office Solutions Inc
   5.600% due 05/15/05 "            3,525,332       3,494,679
ONYX Acceptance Grantor Trust
   6.300% due 05/15/04 "            1,897,139       1,884,836
Option One Mortgage Loan Trust
   6.625% due 02/25/29 "            7,001,149       7,008,185
Premier Auto Trust
   5.510% due 07/08/01 "            1,228,417       1,226,887
Racers
   7.119% due 03/03/03 " + ~        3,200,000       3,200,000

--------------------------------------------------------------

                                   Principal        Market
                                    Amount          Value
                                    ------          -----

Residential Asset Securities Corp
   6.750% due 12/25/13 "           $1,536,017      $1,535,948
Salomon Brothers Mtg Services VII Inc
   6.355% due 02/25/27 " +            636,367         634,579
Southern Pacific Secured Assets Corp
   6.780% due 06/25/28 "            1,135,715       1,126,260
The Money Store Home Equity
   6.040% due 08/15/17 "            3,286,026       3,268,659
WESTCO Financial Owner Trust
   6.250% due 03/20/03 "            2,250,174       2,243,705
                                               --------------

Total Other Asset-Backed Securities
   (Cost $59,154,565)                              59,087,337
                                               --------------

U.S. TREASURY INFLATION INDEX BONDS - 4.10%

   3.375% due 01/15/07 **           2,485,157       2,385,750
   3.625% due 07/15/02              2,992,929       2,974,223
   3.625% due 01/15/08             11,762,006      11,409,146
   3.875% due 01/15/09              1,983,299       1,954,789
                                               --------------

Total U.S. Treasury Inflation Index Bonds
   (Cost $18,604,206)                              18,723,908
                                               --------------

U.S. TREASURY NOTE - 0.54%

   5.125% due 08/31/00 **           2,485,000       2,481,119
                                               --------------

Total U.S. Treasury Note
   (Cost $2,481,034)                                2,481,119
                                               --------------

U.S. TREASURY STRIPPED - 0.69%

   0.000% due 05/15/20             10,900,000       3,160,128
                                               --------------

Total U.S. Treasury Stripped
   (Cost $3,157,073)                                3,160,128
                                               --------------

FOREIGN BOND - 0.41%

Philippines - 0.41%

Asian Development Bank
   5.820% due 06/16/28              2,050,000       1,881,330
                                               --------------

Total Foreign Bond
   (Cost $2,050,000)                                1,881,330
                                               --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                   Principal        Market
                                    Amount          Value
                                    ------          -----

FOREIGN GOVERNMENT BONDS - 0.35%

Germany - 0.35%

Bundesrepublic Deutschland
   6.250% due 01/04/24               $360,000        $373,011
   6.250% due 01/04/30              1,130,000       1,207,348
                                               --------------
   (All principal in Euro)
                                                    1,580,359
                                               --------------

Total Foreign Government Bonds
   (Cost $1,479,359)                                1,580,359
                                               --------------

                                                    Value
                                                    -----

SHORT-TERM INVESTMENTS - 52.29%

COMMERCIAL PAPER - 1.05%

Conoco Inc
   6.490% due 07/12/00              4,800,000       4,790,481
                                               --------------

Total Commercial Paper                              4,790,481
                                               --------------


SHORT-TERM MORTGAGE-BACKED SECURITIES - 49.84%

Federal Home Loan Mortgage Corporation - 47.38%

   6.350% due 07/05/00 "           21,000,000      20,982,379
   6.360% due 07/05/00 "           69,900,000      69,850,604
   6.400% due 07/05/00 "           13,800,000      13,790,187
   6.420% due 07/05/00 "            4,800,000       4,796,577
   6.420% due 07/11/00 "            6,000,000       5,989,300
   6.430% due 07/18/00 "              100,000          99,696
   6.440% due 07/26/00 "           53,000,000      52,762,972
   6.450% due 07/19/00 "            1,300,000       1,295,807
   6.480% due 09/08/00 "            1,200,000       1,185,096
   6.554% due 07/07/00 "           45,600,000      45,551,285
                                               --------------
                                                  216,303,903
                                               --------------

Federal National Mortgage Association - 2.45%

   6.440% due 08/22/00 "           11,300,000      11,194,885
                                               --------------


Total Short-Term Mortgage-Backed Securities       227,498,788
                                               --------------


U.S. TREASURY BILL - 0.01%

   5.660% due 09/21/00 **              20,000          19,749
                                               --------------

Total U.S. Treasury Bill                               19,749
                                               --------------

--------------------------------------------------------------

                                   Principal
                                    Amount          Value
                                    ------          -----

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.40%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $6,410,804; collateralized by U.S.
   Treasury Bonds--market value
   $6,538,675 and due 11/15/27)    $6,412,000      $6,412,000
                                               --------------

Total Securities Held Under Repurchase
   Agreement                                        6,412,000
                                               --------------

Total Short-Term Investments
   (Cost $238,721,011)                            238,721,018
                                               --------------


TOTAL INVESTMENTS - 140.05%
   (Cost $641,190,495)                            639,415,587


OTHER ASSETS AND
LIABILITIES, NET - (40.05%)                      (182,848,686)
                                               --------------


NET ASSETS - 100.00%                             $456,566,901
                                               --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)
--------------------------------------
Notes to Schedule of Investments
--------------------------------

(a) Securities with an
approximate aggregate market
value of $2,600,243 have been
segregated with the custodian
to cover margin requirements
for the following open futures
contracts at June 30, 2000:


                                                                        Unrealized
                                            Number of                  Appreciation
               Type                         Contracts                 (Depreciation)
-------------------------------------------------------------------------------------
Euro-Bond Futures (9/00)                         15                           $4,512
Muni-Bond Futures (9/00)                         45                           97,269
U.S. 10-Year FNMA (9/00)                        130                           91,407
U.S. Treasury 10-Year Notes (9/00)            1,218                        1,548,118
U.S. Treasury 30-Year Bonds (9/00)               45                          (46,055)
                                                                      --------------
                                                                          $1,695,251
                                                                      --------------

(b) Swap agreements outstanding at June 30, 2000:

                                                                       Unrealized
                                  Notional                            Appreciation
     Type                          Amount                             Depreciation)
------------------------------------------------------------------------------------
Receive floating rate based on 6-month JY-LIBOR and
pay fixed rate equal to 1.6692%.


Broker: Goldman Sachs
Exp. 05/18/07                  JY 875,000,000                                  ($285)


Receive floating rate based on 6-month ED-LIBOR and pay fixed rate equal to 6.1750%.


Broker: Goldman Sachs
Exp. 05/22/30                    ED 1,270,000                                (19,379)


Receive floating rate based on 6-month ED-LIBOR minus
0.5400% and pay fixed rate equal to 6.2500%.


Broker: J.P. Morgan
Exp. 01/04/24                      ED 360,000                                    826


Receive floating rate based on 6-month ED-LIBOR plus
0.4990% and pay fixed rate equal to 6.0000%.


Broker: J.P. Morgan
Exp. 01/04/09                    ED 1,690,000                                 30,237
                                                                       -------------
                                                                             $11,399
                                                                       -------------

--------------------------------------------------------------------------------
(c) Premiums received on written options:

             Type                    Contracts              Premium               Value
-----------------------------------------------------------------------------------------
Call - CME Euro Dollar March Futures
 Strike @ 93.25 Exp 3/19/2001               10                $2,821               $2,750
Call - CBOT U.S. Treasury Note September Futures
 Strike @ 100.00 Exp 8/19/2000             253                98,873               94,875
Call - OTC Euro Dollar September Swap
 Strike @ 7.00 Exp 9/15/2000               970                11,398                8,129
Call - OTC Euro Dollar September Swap
 Strike @ 7.00 Exp 9/22/2000               900                11,700                9,626
Call - OTC Euro Dollar September Swap
 Strike @ 7.00 Exp 9/28/2000               800                 9,600               15,312
Put - CBOT U.S. Treasury Bond September Futures
 Strike @ 94.00 Exp 8/19/2000               29                14,797               10,422
                                                           ------------------------------
                                                            $149,189             $141,114
                                                           ------------------------------

(d) Forward foreign currency contracts outstanding at June 30, 2000, were summarized as follows:

                                   Principal
  Contracts                          Amount
  to Buy or                        Covered by         Expiration          Unrealized
   to Sell        Currency         Contracts            Month            Depreciation
---------------------------------------------------------------------------------------
    Sell             ED             388,000              7/00                     ($12)
                                                                         -------------

(e) Notional and principal amount denoted in the indicated currency:
             ED- Euro Dollar
             JY- Japanese Yen

(f) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                $641,190,495
                                                             -------------


Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost             $1,387,072


Aggregate gross unrealized depreciation for all investments
in which there was an excess of
tax cost over value                                             (3,161,980)
                                                             -------------


Net unrealized depreciation                                    ($1,774,908)
                                                             -------------

See Notes to Financial Statements

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                   Principal        Market
                                    Amount          Value
                                    ------          -----

CORPORATE BONDS & NOTES - 42.76%

Autos & Transportation - 3.44%

Continental Airlines Inc
   7.256% due 03/15/20               $248,013        $235,530
DaimlerChrysler North America
   Holdings
   6.670% due 09/25/01             13,000,000      12,893,335
Ford Motor Co
   7.500% due 03/15/05             22,700,000      22,564,027
Northwest Airlines Corp
   10.530% due 01/15/09             4,162,553       4,548,671
United Airlines Inc
   9.210% due 01/21/17                800,000         754,120
   9.560% due 10/19/18              1,650,000       1,531,406
   10.850% due 02/19/15             1,000,000       1,057,925
                                               --------------
                                                   43,585,014
                                               --------------
Consumer Discretionary - 0.33%

Amerco
   7.200% due 04/01/02              1,700,000       1,626,407
Clear Channel Communications Inc
   6.625% due 06/15/08                250,000         231,641
Hansol Paper Co Ltd
   7.934% due 05/24/01                600,000         606,000
McDonald's Corp
   5.900% due 05/11/01                300,000         296,674
Time Warner Entertainment Co
   9.625% due 05/01/02                300,000         311,093
Time Warner Pass
   6.100% due 12/30/01 ~              650,000         638,418
USA Waste Services
   7.000% due 10/01/04                300,000         278,492
Wal-Mart Stores
   8.625% due 04/01/01                250,000         252,800
                                               --------------
                                                    4,241,525
                                               --------------
Consumer Staples - 2.58%

Coca Cola Enterprises Inc
   6.375% due 08/01/01                250,000         248,442
J Seagram & Sons
   6.250% due 12/15/01              7,000,000       6,886,817
Nabisco Inc
   6.125% due 02/01/33             13,800,000      13,023,267
Philip Morris Cos Inc
   8.750% due 06/01/01             12,230,000      12,290,685
Procter & Gamble Co
   6.875% due 09/15/09                175,000         170,827
                                               --------------
                                                   32,620,038
                                               --------------
Financial Services - 25.32%

Amer Health Prop
   7.050% due 01/15/02                200,000         194,529
American General Finance
   6.875% due 12/14/01             13,100,000      13,004,331


--------------------------------------------------------------

                                   Principal        Market
                                    Amount          Value
                                    ------          -----

Associates Corp
   6.250% due 11/01/08               $150,000        $134,681
Associates Corp North America
   6.450% due 09/15/00 ~            4,800,000       4,789,963
AT&T Capital Corp
   5.860% due 04/26/02             10,500,000      10,248,798
   6.600% due 05/15/05              2,200,000       2,126,197
   7.110% due 09/13/01              4,200,000       4,191,608
Bear Stearns Cos Inc
   6.150% due 03/02/04              8,100,000       7,681,554
   6.631% due 11/30/04             17,100,000      17,128,352
Capital One Bank
   6.760% due 07/23/02              5,200,000       5,074,607
Capital One Financial Corp
   7.085% due 07/28/03              3,000,000       3,007,821
   7.094% due 02/11/02              8,800,000       8,761,562
Chrysler Financial
   6.768% due 01/30/02              9,700,000       9,699,602
CIT Group Inc
   7.125% due 10/15/04             21,000,000      20,412,798
Countrywide Home
   6.250% due 04/15/09                 40,000          35,029
   6.850% due 06/15/04                110,000         107,325
Credit Asset Receivable LLC
   6.274% due 10/31/03              4,531,743       4,446,261
Donaldson Lufkin & Jenrette Inc
   6.000% due 12/01/01              2,200,000       2,156,020
ERP Operating LP
   6.550% due 11/15/01                300,000         295,169
Finova Capital Corp
   5.875% due 10/15/01              2,000,000       1,818,018
   6.450% due 11/06/01              7,000,000       6,520,570
Ford Motor Credit Corp
   6.700% due 07/16/04              2,900,000       2,802,345
   7.225% due 06/30/05 +           12,500,000      12,494,750
GMAC
   6.540% due 04/05/04             15,100,000      15,065,179
   6.750% due 12/10/02             14,000,000      13,795,026
   6.850% due 06/17/04              1,200,000       1,174,382
   7.625% due 05/05/03              2,500,000       2,510,210
Goldman Sachs Group Inc
   6.390% due 12/07/01 ~            8,000,000       8,020,712
GS Escrow Corp
   6.750% due 08/01/01              2,100,000       2,040,631
   7.391% due 08/01/03              8,000,000       7,619,224
Heller Financial Inc
   6.500% due 07/22/02              4,000,000       3,923,304
   6.526% due 06/24/02              5,000,000       5,020,474
   6.605% due 04/28/03              3,400,000       3,382,531
Household Financial Corp
   6.000% due 05/01/04             14,600,000      13,770,282
   6.541% due 08/01/01             15,100,000      15,101,012
   7.000% due 08/01/03                800,000         784,603
International Lease Finance
   6.375% due 08/01/01                250,000         247,423

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                   Principal        Market
                                    Amount          Value
                                    ------          -----

Lehman Brothers Holding Inc
   6.625% due 12/27/02               $175,000        $170,425
   7.190% due 04/02/02              9,600,000       9,646,397
Lehman Brothers Holding PLC
   6.421% due 09/03/02              9,900,000       9,828,621
MBNA Corp
   6.560% due 04/25/02              7,600,000       7,572,800
   6.853% due 08/07/01                500,000         499,571
   6.875% due 07/15/04              2,000,000       1,937,800
Merrill Lynch & Co Inc
   5.710% due 01/15/02                130,000         127,006
Newcourt Credit Group
   7.625% due 06/28/01
   (Principal in Canadian Dollar)   3,200,000       2,178,308
Paine Webber Group Inc
   7.362% due 11/27/00              1,700,000       1,699,869
Popular North America Inc
   6.625% due 01/15/04              7,200,000       6,923,340
   6.875% due 06/15/01             16,500,000      16,370,475
   7.375% due 09/15/01              4,600,000       4,578,656
Salomon Smith Barney Holdings FRN
   6.279% due 05/14/02              1,000,000       1,005,161
Sanwa Finance ARU
   8.350% due 07/15/09              3,000,000       2,992,386
Se Manhattan Corp Global
   7.875% due 06/15/10             25,000,000      25,025,025
U.S. Bancorp
   8.125% due 05/15/02                350,000         354,384
                                               --------------
                                                  320,497,107
                                               --------------
Health Care - 0.78%

Columbia/HCA Healthcare Corp
   6.730% due 07/15/45                500,000         462,423
   6.870% due 09/15/03              1,700,000       1,573,748
   6.875% due 07/15/01              3,650,000       3,559,506
   8.020% due 08/05/02                400,000         388,129
   8.130% due 08/04/03              4,000,000       3,842,592
                                               --------------
                                                    9,826,398
                                               --------------
Other Energy - 2.55%

Enron Corp
   6.580% due 09/10/01              3,250,000       3,248,047
NRG Energy Inc
   8.000% due 11/01/03              5,600,000       5,568,578
Occidental Petroleum Corp
   6.400% due 04/01/03                400,000         383,637
   8.500% due 11/09/01              1,439,000       1,451,217
Phillips Petroleum Co
   8.500% due 05/25/05 +            6,750,000       6,936,343
R&B Falcon Corp
   6.500% due 04/15/03              3,000,000       2,790,000
   9.125% due 12/15/03             12,000,000      11,940,000
                                               --------------
                                                   32,317,822
                                               --------------

--------------------------------------------------------------

                                   Principal        Market
                                    Amount          Value
                                    ------          -----

Producer Durables - 0.03%

Tyco International Group
   6.375% due 06/15/05                 $350,000        $330,931
                                                 --------------

Technology - 2.02%

Aristar Inc
   7.375% due 09/01/04                  500,000         487,675
Raytheon Co
   6.150% due 11/01/08                  350,000         311,117
WorldCom Inc
   6.400% due 08/15/05                  150,000         142,333
   8.875% due 01/15/06               23,918,000      24,672,517
                                                 --------------
                                                     25,613,642
                                                 --------------
Utilities - 5.71%

BVPS II Funding Corp
   8.330% due 12/01/07                2,988,000       3,001,267
Cleveland Electric Illuminating Co
   9.200% due 06/01/01                3,000,000       3,040,728
Cleveland Electric-Toledo Edison Co
   7.670% due 07/01/04                4,000,000       3,944,720
Limestone Electric Trust
   8.625% due 03/15/03 ~             17,000,000      17,148,087
Metronet Communications Corp
   0.000% due 06/15/03                2,700,000       2,199,417
PP&L Capital Funding Inc
   7.700% due 11/15/07                6,700,000       6,783,093
Public Services Enterprises
   6.350% due 06/15/01               14,300,000      14,305,434
Texas Utilities Co
   5.940% due 10/15/01               10,000,000       9,814,750
Vodafone Airtouch PLC
   6.962% due 12/19/01               12,000,000      11,988,756
                                                 --------------
                                                     72,226,252
                                                 --------------

Total Corporate Bonds & Notes
   (Cost $546,949,015)                              541,258,729
                                                 --------------


MORTGAGE-BACKED SECURITIES - 56.81%

Collateralized Mortgage Obligations - 11.54%

American Southwest Financial Securities Corp
   7.400% due 11/17/04 "              9,735,464       9,758,693
BankAmerica Mortgage Securities Inc
   6.500% due 05/25/29 (1999-5-A) "   6,900,000       6,245,570
   6.500% due 05/25/29 (1999-5-A20) " 2,374,709       2,206,900
Cendant Mortgage Corp
   6.500% due 01/18/16 " + ~          9,979,430       9,820,047
   6.905% due 11/18/28 " + ~         11,764,601      11,044,048
Chase Mortgage Financial Trust
   6.500% due 05/25/29 "             16,700,000      15,121,433
Citibank
   8.000% due 07/25/18 "                 11,810          11,893


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                   Principal        Market
                                    Amount          Value
                                    ------          -----

Countrywide Home Loans
   6.500% due 09/25/13 "           $2,760,390      $2,627,656
Countrywide Inc
   6.750% due 05/25/24 "            1,000,000         926,438
   8.600% due 11/25/24 "                7,344           7,421
GE Capital Mortgage Services Inc
   6.250% due 07/25/29 "            5,500,000       5,241,968
   6.500% due 04/25/24 "            4,763,320       4,582,481
   6.500% due 05/25/29 "           24,107,750      21,876,457
GMAC Commercial Mortgage Security Inc
   0.624% due 08/15/23 "           15,148,282         565,561
   6.700% due 03/15/08 "            2,200,000       2,097,163
Greenwich Capital Acceptance Inc
   7.619% due 01/25/22 "                4,637           4,620
Imperial Savings & Loan Association
   9.900% due 02/25/18 "               39,355          39,449
Lehman Large Loan
   0.804% due 04/12/12 "           17,003,221         501,289
Merrill Lynch Trust
   9.100% due 09/20/14 "                5,335           5,335
MLCC Mortgage Investments
   6.510% due 03/15/25 "           17,175,343      17,237,432
Morgan Stanley Capital Industrial Inc
   6.160% due 04/03/09 "              641,073         612,101
Mortgage Capital Funding Inc
   1.151% due 11/20/12 "            8,437,456         565,942
Nomura Asset Securities
   6.625% due 01/25/09 "               56,528          56,186
Norwest Asset Securities Corp
   7.500% due 03/25/27 "              869,905         843,230
Paine Webber Mortgage
   6.900% due 08/25/08 "               20,702          20,631
Residential Accredited Loans Inc
   7.500% due 03/25/27 "            1,000,000         990,745
Residential Funding Mtg Securities Inc
   6.500% due 12/25/12 "               27,299          27,136
   6.500% due 04/25/29 "           12,500,000      11,332,563
   6.500% due 05/25/29 "            4,001,300       3,311,728
   7.750% due 01/25/07 "              186,968         187,152
Resolution Trust Corp
   9.450% due 05/25/24 "              536,889         534,663
Ryland Mortgage Securities Corp
   14.000% due 11/25/31 "              31,002          32,133
Structured Asset
   6.525% due 02/25/28 "            3,828,949       3,811,941
   7.247% due 02/25/30 " +          9,684,324       9,503,973
Union Planters Corp
   6.800% due 01/25/28 "            4,500,000       4,329,743
                                               --------------
                                                  146,081,721
                                               --------------

Federal Home Loan Mortgage Corporation - 6.14%

   5.500% due 07/17/30 " + #       48,000,000      41,911,440
   6.500% due 11/25/23 "              762,016         658,132
   7.430% due 08/01/21 "              249,791         247,410
   7.430% due 02/01/23 "              348,145         344,733
   7.430% due 10/01/23 " +          9,177,817       8,785,236
   7.500% due 01/15/23 "           15,745,628      15,209,852

--------------------------------------------------------------

                                     Principal        Market
                                      Amount          Value
                                      ------          -----

   7.500% due 09/20/26 "             $2,647,251      $2,501,639
   7.500% due 01/15/27 "              8,083,875       7,869,087
   7.769% due 05/01/23 "                135,437         138,043
   9.000% due 11/01/01 "                  4,023           4,057
   9.000% due 10/01/02 "                 16,242          16,483
   9.000% due 12/01/04 "                 17,795          18,109
                                                 --------------
                                                     77,704,221
                                                 --------------

Federal National Mortgage Association - 2.71%

   5.750% due 04/15/03 "              1,300,000       1,260,485
   5.850% due 01/25/17 "                203,568         202,668
   6.183% due 04/01/27 "              2,211,210       2,204,340
   6.500% due 09/01/05 "              3,661,208       3,594,157
   7.060% due 06/01/27 "              2,290,922       2,233,319
   7.250% due 06/20/02 "
   (Principal in New Zealand Dollar)  2,500,000       1,161,643
   7.346% due 12/01/22 "                491,880         508,038
   7.380% due 11/01/23 "                 56,838          57,528
   7.392% due 01/01/25 "                525,979         538,981
   7.498% due 01/01/23 "              1,728,736       1,787,136
   7.500% due 07/14/30 " #           21,000,000      20,701,380
                                                 --------------
                                                     34,249,675
                                                 --------------

Government National Mortgage Association - 36.42%

   6.000% due 07/24/30 " #           41,500,000      38,219,010
   6.375% due 03/20/24 "              1,000,596       1,003,032
   6.375% due 02/20/27 "                799,289         799,508
   6.500% due 01/20/29 "             13,154,205      10,784,607
   6.500% due 07/24/30 " #           25,400,000      24,106,124
   6.500% due 11/15/33 "              3,139,182       2,903,636
   6.650% due 06/15/02 "             11,105,847      11,035,858
   6.650% due 10/15/40 " + #          2,055,453       1,877,207
   6.750% due 07/20/25 "              1,004,186       1,006,266
   6.750% due 07/20/26 "              3,451,948       3,450,812
   7.125% due 11/20/23 "              4,212,503       4,219,567
   7.125% due 10/20/24 "                965,242         966,290
   7.125% due 11/20/26 "              4,853,302       4,850,438
   7.125% due 12/20/26 "                552,999         552,654
   7.500% due 07/24/30 " #          228,210,000     226,569,170
   8.500% due 07/24/30 " #          125,000,000     127,988,750
   9.000% due 02/15/17 "                 41,051          42,691
   9.000% due 02/15/20 "                163,901         170,255
   9.000% due 04/15/20 "                 45,887          47,666
   9.500% due 08/15/17 "                 18,869          19,758
   9.500% due 04/15/18 "                  3,049           3,193
   9.500% due 09/15/18 "                 16,757          17,546
   10.000% due 05/15/19 "                13,917          14,678
   10.000% due 07/15/22 "               153,712         162,190
   10.000% due 02/15/25 "               155,578         164,163
                                                 --------------
                                                    460,975,069
                                                 --------------

Total Mortgage-Backed Securities
   (Cost $728,673,732)                              719,010,686
                                                 --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

                                                  Principal          Market
                                                    Amount           Value
                                                  ---------          ------

OTHER ASSET-BACKED SECURITIES - 4.89%

Ameriquest Mortgage
   6.950% due 06/15/30 " +                        $5,400,000       $5,404,293
Conseco Financial Securitization Corp Inc
   7.350% due 10/15/30 "                          21,122,290       21,036,216
Cross Country Master Credit Card Trust
   6.504% due 06/15/06 " +                         6,700,000        6,700,000
Discover Card Master Trust
   5.650% due 11/16/04 "                             180,000          175,162
Ford Credit Auto Owner Trust
   5.770% due 11/15/01 "                           4,497,121        4,485,676
Green Tree Financial
   7.300% due 12/15/26 "                             240,835          228,266
   7.900% due 04/15/27 "                             250,000          145,468
MBNA Master Credit Card Trust
   6.400% due 01/18/05 "                             160,000          157,850
   6.600% due 11/15/04 "                             180,000          178,460
PP&L Transition BD LLC
   6.080% due 03/25/03 "                           2,117,220        2,106,687
   6.410% due 12/26/03 "                           1,000,000          989,535
   6.600% due 03/25/05 "                           1,000,000          991,205
   6.720% due 12/26/05 "                           1,000,000          985,775
   6.830% due 03/25/07 "                           1,000,000          989,495
Residential Asset Securities Corp
   6.179% due 10/25/27 "                             205,515          204,749
Salomon Brothers Mtg Services VII Inc
   6.355% due 02/25/27 " +                         1,272,734        1,269,158
   6.710% due 11/15/29                             9,000,000        8,999,325
The Money Store Home Equity
   6.040% due 08/15/17 "                             155,712          154,889
   7.800% due 10/15/21 "                              75,297           75,315
West Pennsylvania Funding LLC
   6.320% due 06/25/03 "                           6,242,349        6,208,109
WFS Financial Own
   5.550% due 02/20/03 "                             348,893          344,959
                                                                 -------------

Total Other Asset-Backed Securities
   (Cost $61,636,179)                                              61,830,592
                                                                 -------------


U.S. TREASURY INFLATION INDEX BONDS - 5.88%

   3.375% due 01/15/07                            20,096,571       19,292,708
   3.625% due 07/15/02                            12,185,020       12,108,864
   3.625% due 01/15/08                            10,066,190        9,764,204
   3.875% due 01/15/09                             8,037,266        7,921,730
   4.250% due 01/15/10                            24,927,859       25,301,777
                                                                 -------------

Total U.S. Treasury Inflation Index Bonds
   (Cost $73,513,745)                                              74,389,283
                                                                 -------------
--------------------------------------------------------------------------------

                                                  Principal          Market
                                                    Amount           Value
                                                  ---------          ------

U.S. TREASURY NOTE - 0.48%

   5.125% due 08/31/00 **                         $6,045,000       $6,035,558
                                                                 -------------

Total U.S. Treasury Note
   (Cost $6,035,281)                                                6,035,558
                                                                 -------------

U.S. TREASURY BOND - 1.57%

   8.750% due 08/15/20                            15,500,000       19,930,742
                                                                 -------------

Total U.S. Treasury Bond
   (Cost $19,892,438)                                              19,930,742
                                                                 -------------


FOREIGN BONDS - 7.00%

Germany - 1.43%

Deutsche Telekom International Financial
   7.750% due 06/15/05                            17,900,000       18,044,077
                                                                 -------------

Ireland - 0.63%

Allied Irish Bank
   6.495% due 09/07/06                             8,000,000        8,019,016
                                                                 -------------

Japan - 1.04%

Bank of Tokyo
   8.400% due 04/15/10                            13,000,000       13,146,328
                                                                 -------------

Mexico - 0.71%

Petro Mexicanos
   8.402% due 07/15/05 ~                           9,000,000        9,000,000
                                                                 -------------

Panama - 0.64%

Banco LatinoAmericano De Exportaciones
   6.950% due 03/05/01                             8,100,000        8,032,527
                                                                 -------------

South Korea - 2.17%

Export Import Bank Korea
   6.500% due 11/15/06                             3,600,000        3,430,581
Korea Development Bank
   1.875% due 02/13/02
   (principal in Japanese Yen)                   135,000,000        1,273,453
   7.125% due 09/17/01                             3,500,000        3,470,569
   7.375% due 09/17/04                             6,330,000        6,170,490
   7.900% due 02/01/02                            10,100,000       10,094,677
Korea National Housing
   9.313% due 05/23/01                             3,000,000        3,060,000
                                                                 -------------
                                                                   27,499,770
                                                                 -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

--------------------------------------------------------------

                                   Principal        Market
                                    Amount           Value
                                   ---------        ------

United Kingdom - 0.38%

TXU Eastern Funding Corp
   6.150% due 05/15/02             $5,000,000      $4,839,670
                                                --------------

Total Foreign Bonds
   (Cost $88,219,716)                              88,581,388
                                                --------------


FOREIGN GOVERNMENT BONDS- 1.85%

Argentina - 0.57%

Republic of Argentina
   5.500% due 03/27/01
   (Principal in Japanese Yen)    770,000,000       7,254,863
                                                --------------

Brazil - 0.34%

Republic of Brazil
   7.000% due 01/01/01              3,001,200       3,006,383
   7.375% due 04/15/06              1,395,000       1,278,739
                                                --------------
                                                    4,285,122
                                                --------------
Chile - 0.59%

Republic of Chile
   6.875% due 04/28/09              8,000,000       7,404,080
                                                --------------

Germany - 0.35%

Bundesrepublic Deutschland
   6.250% due 01/04/24              1,020,000       1,056,864
   6.250% due 01/04/30              3,200,000       3,419,037
                                                --------------
   (All principal in Euro)
                                                    4,475,901
                                                --------------

Total Foreign Government Bonds
   (Cost $22,739,520)                              23,419,966
                                                --------------


MUNICIPAL BONDS - 0.80%

Long Island Power Authority
   5.250% due 12/01/26              1,500,000       1,344,465
Minnesota Agric & Econ Dev Brd Rev
   6.375% due 11/15/29 +            1,000,000       1,011,300
New York City Taxable 'B'
   6.000% due 08/01/01              7,900,000       7,812,073
                                                --------------

Total Municipal Bonds
   (Cost $10,397,433)                              10,167,838
                                                --------------

--------------------------------------------------------------

                                   Principal        Market
                                    Amount           Value
                                   ---------        ------

SHORT-TERM INVESTMENTS - 16.59%

COMMERCIAL PAPER - 15.73%

American Electric Power Co Inc
   6.820% due 08/30/00             $5,700,000      $5,635,210
   6.850% due 08/29/00              8,000,000       7,910,189
Conoco Inc
   6.490% due 07/12/00             11,700,000      11,676,798
Cox Enterprises Inc
   6.810% due 07/18/00             44,800,000      44,655,931
DaimlerChrysler
   6.630% due 02/04/00              2,100,000       2,068,122
Edison International
   6.810% due 07/26/00 ~            7,300,000       7,265,477
General Electric Capital Corp
   6.170% due 07/18/00                600,000         598,252
   6.550% due 09/11/00 +            1,000,000         986,660
   6.550% due 09/12/00              1,400,000       1,381,405
   6.570% due 07/24/00              7,300,000       7,269,358
   6.590% due 07/18/00              2,900,000       2,890,976
General Mills Inc
   6.500% due 07/05/00              2,800,000       2,797,978
GPU Capital Inc
   6.810% due 07/19/00             13,200,000      13,155,054
   6.850% due 07/31/00             13,900,000      13,820,654
Houston Lighting & Power
   6.950% due 07/13/00              2,700,000       2,693,745
Reseau Ferre De France
   6.560% due 09/13/00             21,500,000      21,205,235
SBC Communications Inc
   6.600% due 09/21/00              8,000,000       7,878,560
Time Warner Entertainment Co
   6.780% due 07/12/00             30,000,000      29,937,850
TRW Inc
   6.820% due 08/22/00 ~            6,100,000       6,039,908
Visteon Corp
   6.850% due 07/20/00              9,300,000       9,266,378
                                                --------------

Total Commercial Paper                            199,133,740
                                                --------------


U.S. TREASURY BILL - 0.00%

   5.660% due 09/21/00                 30,000          29,624
                                                --------------

Total U.S. Treasury Bill                               29,624
                                                --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                         Principal
                                           Amount         Value
                                           ------         -----

SECURITIES HELD UNDER
REPURCHASE AGREEMENT - 0.86%

State Street Bank
 and Trust
 5.250% due
 07/03/00
 (Dated 06/30/00, repurchase price
 of $10,831,737; collateralized by U.S.
 Treasury Notes--
 market value
 $11,044,950 and
 due 05/31/01)                          $10,827,000       $10,827,000
                                                     ----------------
Total Securities Held Under Repurchase
 Agreement                                                 10,827,000
                                                     ----------------
Total Short-Term
 Investments
 (Cost $209,996,773)                                      209,990,364
                                                     ----------------
TOTAL INVESTMENTS - 138.63%
 (Cost $1,768,053,832)                                  1,754,615,146

OTHER ASSETS AND
LIABILITIES, NET - (38.63%)                              (488,901,847)
                                                     ----------------
NET ASSETS -
  100.00%                                              $1,265,713,299
                                                     ----------------

--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $6,035,558 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 2000:

                                                                        Unrealized
                                            Number of                  Appreciation
               Type                         Contracts                 (Depreciation)
------------------------------------------------------------------------------------
Euro-Bond Futures (9/00)                         43                         $14,177
Muni-Bond Futures (9/00)                         79                         336,250
U.S. Treasury 5-Year Notes (9/00)               197                        (454,024)
U.S. Treasury 10-Year Notes (9/00)            2,215                       1,367,228
                                                                       -------------
                                                                         $1,263,631
                                                                       -------------

(b) Swap agreements outstanding at June 30, 2000:

                                                                       Unrealized
                   Fixed Spread (%)             Notional              Appreciation
    Type           (if applicable)               Amount              (Depreciation)
------------------------------------------------------------------------------------
Receive the 5-year Swap Spread and pay a fixed spread.
The 5-year Swap Spread is the difference between the
5-year Swap Rate and the 5-year Treasury Rate.

Broker: Lehman Brothers
Exp. 04/10/05           0.9500                   $70,000,000               $205,457

Receive the 30-year Swap Spread and pay a fixed spread.
The 30-year Swap Spread is the difference between the 30-year Swap Rate and the 30-year Treasury Rate.

Broker: Goldman Sachs
Exp. 02/16/05           1.1120                   $20,000,000                 31,486

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.6692%.

Broker: Goldman Sachs
Exp. 05/18/07                               JY 2,375,000,000                   (772)

Receive floating rate based on 6-month ED-LIBOR and pay fixed rate equal to 6.1750%.

Broker: Goldman Sachs
Exp. 05/22/30                                   ED 3,580,000                (54,628)

Receive floating rate based on 6-month ED-LIBOR minus
0.5400% and pay fixed rate equal to 6.2500%.

Broker: J.P. Morgan
Exp. 01/04/24                                   ED 1,020,000                  2,345

Receive floating rate based on 6-month ED-LIBOR plus
0.4990% and pay fixed rate equal to 6.0000%.

Broker: J.P. Morgan
Exp. 01/04/09                                   ED 4,750,000                 84,984
                                                                      -------------
                                                                           $268,872
                                                                      -------------

See Notes to Financial Statements

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
(c) Premiums received on written options:

                                    Number of
             Type                   Contracts            Premium              Value
--------------------------------------------------------------------------------------
Call - CME Euro Dollar March Futures
 Strike @ 93.25 Exp 3/19/2001              27              $7,618               $7,425
Call - CBOT U.S. Treasury Note September Futures
 Strike @ 100.00 Exp 8/19/2000            716             279,301              268,500
Call - OTC Euro Dollar September Swap
 Strike @ 7.00 Exp 9/15/2000            2,850              33,487               23,883
Call - OTC Euro Dollar September Swap
 Strike @ 7.00 Exp 9/22/2000            2,690              34,970               28,772
Call - OTC Euro Dollar September Swap
 Strike @ 7.00 Exp 9/28/2000            2,200              26,400               42,108
Put - CBOT U.S. Treasury Bond September Futures
 Strike @ 94.00 Exp 8/19/2000              82              41,841               29,469
                                                        ------------------------------
                                                         $423,617             $400,157
                                                        ------------------------------

(d) Forward foreign currency contracts outstanding at June 30, 2000, were summarized as follows:

                                 Principal
Contracts                         Amount                                 Unrealized
to Buy or                       Covered by          Expiration          Appreciation
 to Sell       Currency          Contracts            Month            (Depreciation)
--------------------------------------------------------------------------------------
  Sell            CD              3,350,000            7/00                   $11,965
  Sell            ED                688,000            7/00                       (22)
  Sell            JY            229,808,000            7/00                    13,572
                                                                        -------------
                                                                              $25,515
                                                                        -------------

(e) Notional and principal amount denoted in the indicated currency:
       CD- Canadian Dollar
       ED- Euro Dollar
       JY- Japanese Yen

(f) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                 $1,768,053,832
                                                               --------------

Aggregate gross unrealized appreciation for all investments in
which there was an excess of value over tax cost                   $6,417,004


Aggregate gross unrealized depreciation for all investments in
which there was an excess of tax cost over value                  (19,855,690)
                                                               --------------


Net unrealized depreciation                                      ($13,438,686)
                                                               --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                    Principal
                                     Amount          Value
                                     ------          -----

SHORT-TERM INVESTMENTS - 105.13%

COMMERCIAL PAPER - 87.76%

Alcoa Inc
   6.550% due 07/17/00             $40,000,000     $39,883,556
Allegheny Energy
   6.540% due 08/08/00              25,000,000      24,827,417
   6.560% due 07/12/00              20,750,000      20,708,408
Alliant Energy Corp
   6.540% due 08/07/00              15,000,000      14,899,175
   6.540% due 08/10/00              20,500,000      20,351,033
Ameren Corp
   6.520% due 07/13/00               4,100,000       4,091,089
   6.550% due 07/17/00              19,000,000      18,944,689
American General Finance
   6.880% due 07/03/00              40,000,000      39,984,711
AT&T Capital Corp Folating Rate MTN
   6.780% due 10/24/00                 500,000         499,590
   7.060% due 12/05/00               3,000,000       2,998,894
AT&T Corp Interest Bearing
   6.780% due 06/14/01              40,000,000      40,000,000
Becton Dickinson & Co
   6.540% due 07/07/00              15,000,000      14,983,650
BellSouth Corp
   6.530% due 08/03/00              20,000,000      19,880,283
Bemis Co
   6.520% due 07/13/00              10,107,000      10,085,034
   6.530% due 08/01/00              20,000,000      19,887,539
Constellation Energy
   6.842% due 06/21/01              10,000,000      10,000,000
Dean Foods Co
   6.650% due 07/19/00 ~            15,000,000      14,950,125
Edison International
   6.560% due 08/02/00              20,000,000      19,883,378
   6.570% due 07/13/00 ~            10,000,000       9,978,100
Electronic Data Systems Corp
   7.000% due 07/05/00 ~            28,725,000      28,702,658
Emerson Eletric Co
   6.540% due 07/05/00 ~             6,300,000       6,295,422
Equitable Resources Inc
   6.520% due 07/13/00 ~            20,000,000      19,956,533
   6.530% due 07/20/00 ~            20,000,000      19,931,072
Ford Motor Credit
   6.600% due 07/05/00              29,500,000      29,478,367
Fortune Brands Inc
   6.550% due 08/14/00              20,000,000      19,839,889
GTE North America Inc
   6.820% due 12/11/00              40,000,000      39,986,122
Heinz (HJ) Co
   6.540% due 07/14/00              26,000,000      25,938,597
Illinois Tool Works
   6.550% due 07/11/00               9,000,000       8,983,625
IPALCO Enterprises ~
   6.530% due 08/08/00 ~             7,000,000       6,951,751
   6.550% due 07/06/00 ~             9,600,000       9,591,267
   6.560% due 07/10/00 ~            12,750,000      12,729,090

---------------------------------------------------------------

                                    Principal
                                     Amount          Value
                                     ------          -----

Monsanto Co
   6.570% due 07/12/00             $11,985,000     $11,960,940
   6.580% due 07/18/00              20,000,000      19,937,856
Motiva Enterprise
   6.520% due 07/18/00              20,898,000      20,833,657
   6.530% due 08/09/00              13,000,000      12,908,036
New York Times Co
   6.500% due 07/07/00               8,881,000       8,871,379
   6.980% due 07/03/00              16,650,000      16,643,544
Nike Inc
   6.520% due 07/12/00              20,300,000      20,259,558
   6.520% due 07/27/00              23,000,000      22,891,696
San Bernardino
   8.300% due 09/02/00              15,000,000      15,037,546
SBC Communications Inc
   6.550% due 07/19/00              25,000,000      24,918,125
Snap On Inc
   6.550% due 08/07/00 ~            20,000,000      19,865,361
   6.560% due 07/10/00 ~            19,250,000      19,218,430
Tribune Co
   6.560% due 08/01/00 ~            17,400,000      17,301,709
Wal-Mart Stores
   5.955% due 06/01/01 ~            10,000,000       9,869,763
Washington Post
   6.510% due 07/06/00 ~            28,000,000      27,974,683
Wisconsin Energy Corp
   6.530% due 07/14/00 ~            13,771,000      13,738,527
   6.530% due 07/21/00 ~            10,000,000       9,963,722
                                                 --------------

Total Commercial Paper                             867,415,596
                                                 --------------

MORTGAGE-BACKED SECURITY - 0.71%

Federal National Mortgage Association - 0.71%

   6.910% due 05/17/01 "             7,000,000       7,000,000
                                                 --------------

Total Mortgage-Backed Security                       7,000,000
                                                 --------------

OTHER ASSET-BACKED SECURITIES - 11.60%

CNH Equipment Trust
   6.178% due 04/09/01 "            11,032,488      11,032,488
Ford Credit Auto Trust
   6.621% due 10/15/00 "            40,000,000      40,000,000
Navister Financial Corp Owner Trust
   6.080% due 03/15/01 "             8,055,828       8,055,828
Nissan Motor Acceptance Corp
   6.125% due 02/15/01 "            15,564,590      15,564,590
WFS Financial Auto Trust
   6.910% due 05/20/01 "            40,000,000      40,000,000
                                                 -------------

Total Other Asset-Backed Securities                114,652,906
                                                 -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal
                                     Amount          Value
                                     ------          -----

STUDENT-LOAN-BACKED SECURITIES - 5.06%

Student Loan Marketing Association - 5.06%

   5.994% due 09/21/00             $30,000,000     $29,996,778
   6.044% due 08/17/00              20,000,000      20,000,000
                                                 --------------

Total Student-Loan-Backed Securities                49,996,778
                                                 --------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 6/30/00, repurchase price
   of $28,012; collateralized by U.S.
   Treasury Notes--market value
   $30,500 and due 02/15/21)            28,000          28,000
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                            28,000
                                                 --------------

Total Short-Term Investments
   (Cost $1,039,093,280)                         1,039,093,280
                                                 --------------


TOTAL INVESTMENTS - 105.13%
   (Cost $1,039,093,280)                         1,039,093,280


OTHER ASSETS AND
LIABILITIES, NET - (5.13%)                         (50,748,062)
                                                 --------------


NET ASSETS - 100.00%                              $988,345,218
                                                 --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                     Market
                                     Shares           Value
                                     ------           -----

CONVERTIBLE PREFERRED STOCKS - 0.75%

Consumer Discretionary - 0.75%

CSC Holdings Inc                        11,787      $1,243,529
Primedia Inc 'H'                        25,000       2,156,250
                                                 --------------
                                                     3,399,779
                                                 --------------

Total Convertible Preferred Stocks
   (Cost $3,244,653)                                 3,399,779
                                                 --------------


COMMON STOCK WARRANT - 0.01%

Utilities - 0.01%

Metricom Inc *                           3,000          60,000
                                                 --------------

Total Common Stock Warrant
   (Cost $5)                                            60,000
                                                 --------------

                                   Principal
                                     Amount
                                     ------

CORPORATE BONDS & NOTES - 78.47%

Autos & Transportation - 3.87%

Accuride Corp
   9.250% due 02/01/08              $4,500,000       3,802,500
Amtran Inc
   9.625% due 12/15/05               3,000,000       2,632,500
   10.500% due 08/01/04              1,000,000         927,500
Delco Remy International Inc
   10.625% due 08/01/06              2,000,000       1,970,000
Federal-Mogul Corp
   7.750% due 07/01/06               2,000,000       1,455,000
Hayes Lemmerz International Inc
   8.250% due 12/15/08               2,500,000       2,125,000
Hayes Wheels International Inc
   9.125% due 07/15/07               2,500,000       2,250,000
Holt Group Inc
   9.750% due 01/15/06                 700,000          70,000
MascoTech Inc
   4.500% due 12/15/03               1,000,000         751,250
Westinghouse Air Brake Co
   9.375% due 06/15/05               1,500,000       1,455,000
                                                 --------------
                                                    17,438,750
                                                 --------------
Consumer Discretionary - 26.17%

Allied Waste Industries Inc
   7.875% due 01/01/09               2,500,000       2,143,750
   10.000% due 08/01/09              4,000,000       3,360,000
Anvil Knitwear
   10.875% due 03/15/07              1,000,000         882,500
Avis Rent A Car Inc
   11.000% due 05/01/09              4,500,000       4,713,750

---------------------------------------------------------------

                                   Principal         Market
                                     Amount           Value
                                     ------           -----

Capstar Hotel Co
   8.750% due 08/15/07              $1,500,000      $1,372,500
Chancellor Media Corp
   9.000% due 10/01/08               3,000,000       3,097,500
Citadel Communications Corp
   9.250% due 11/15/08               3,750,000       3,656,250
CKE Restaurants Inc
   9.125% due 05/01/09               1,500,000       1,012,500
CSC Holdings Inc
   9.250% due 11/01/05               2,000,000       2,022,500
Exodus Communications Inc
   11.375% due 07/15/08 ~
   (Principal in European Dollar)    6,000,000       5,882,219
Ferrellgas Partners
   9.375% due 06/15/06               2,000,000       1,930,000
Foodmaker Inc
   8.375% due 04/15/08               3,000,000       2,805,000
Fox Family Worldwide
   9.250% due 11/01/07               3,000,000       2,715,000
Garden State Newspapers Inc
   8.625% due 07/01/11               1,500,000       1,312,500
   8.750% due 10/01/09               2,000,000       1,780,000
Globalstar/LP Capital Corp
   10.750% due 11/01/04 ~            1,500,000         427,500
   11.375% due 02/15/04              2,250,000         675,000
Gray Communications Systems
   10.625% due 10/01/06              1,000,000       1,000,000
Harrahs Operating Co Inc
   7.875% due 12/15/05               2,000,000       1,885,000
HMH Properties Inc
   7.875% due 08/01/08               2,000,000       1,805,000
Hollinger International Inc
   9.250% due 03/15/07               1,000,000         990,000
Hollywood Park Inc
   9.250% due 02/15/07               1,000,000       1,000,000
Host Marriott Corp
   8.375% due 02/15/06               1,000,000         935,000
International Game Technology
   7.875% due 05/15/04               2,000,000       1,930,000
   8.375% due 05/15/09               4,000,000       3,800,000
Iron Mountain Inc
   10.125% due 10/01/06              2,000,000       2,010,000
IT Group Inc
   11.250% due 04/01/09              1,000,000         900,000
John Q Hammons Hotels LP
   8.875% due 02/15/04                 500,000         442,500
   9.750% due 10/01/05               3,000,000       2,655,000
Loral Space & Communications
   9.500% due 01/15/06               2,000,000       1,460,000
MGM Grand Inc
   9.750% due 06/01/07               4,000,000       4,090,000
Mohegan Tribal Gaming Authority
   8.750% due 01/01/09               1,500,000       1,432,500
Nebraska Book Co Inc
   8.750% due 02/15/08               4,000,000       3,100,000
Pegasus Communications Corp
   9.625% due 10/15/05               2,000,000       1,940,000
   9.750% due 12/01/06               2,500,000       2,418,750

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

----------------------------------------------------------------------------

                                                 Principal          Market
                                                   Amount            Value
                                                   ------            -----

Premier Parks Inc
   9.250% due 04/01/06                           $2,500,000       $2,362,500
   9.750% due 06/15/07                            2,500,000        2,428,125
Prime Hospitality Inc
   9.750% due 04/01/07                            3,000,000        2,910,000
Primedia Inc
   8.500% due 02/01/06                            2,500,000        2,375,000
Rent A Center Inc
   11.000% due 08/15/08                           4,250,000        4,143,750
Rose Hills Acquisition Corp
   9.500% due 11/15/04                            3,500,000        2,292,500
SFX Entertainment Inc
   9.125% due 02/01/08                            3,500,000        3,535,000
Sinclair Broadcast Group 'A'
   8.750% due 12/15/07                            1,000,000          885,000
   9.000% due 07/15/07                            3,000,000        2,707,500
Sleepmaster LLC
   11.000% due 05/15/09                           2,500,000        2,375,000
Stater Brothers Holdings Inc
   10.750% due 08/15/06                           1,500,000        1,327,500
Station Casinos Inc
   8.875% due 12/01/08                            3,000,000        2,872,500
   9.875% due 07/01/10 ~                          1,500,000        1,511,250
   10.125% due 03/15/06                           1,000,000        1,017,500
Sun International Hotels
   8.625% due 12/15/07                            1,000,000          910,000
   9.000% due 03/15/07                            3,750,000        3,510,937
T/SF COMM Corp
   10.375% due 11/01/07                           1,000,000          935,000
TV Guide Inc
   8.125% due 03/01/09                            3,000,000        3,007,500
URS Corp
   12.250% due 05/01/09                           2,000,000        2,060,000
Young America Corp
   11.625% due 02/15/06                           2,000,000        1,272,500
                                                                -------------
                                                                 118,021,281
                                                                -------------
Consumer Staples - 2.59%

7-Eleven Inc
   5.000% due 12/15/03                              350,000          304,937
Aurora Foods Inc
   9.875% due 02/15/07                            2,900,000        1,696,500
B&G Foods Inc
   9.625% due 08/01/07                            1,000,000          705,000
Carrols Corp
   9.500% due 12/01/08                            2,500,000        2,100,000
Chiquita Brands International Inc
   9.125% due 03/01/04                              500,000          397,500
   10.250% due 11/01/06                           1,500,000        1,200,000
Eagle Family Foods Inc
   8.750% due 01/15/08                            3,000,000        1,785,000
Imperial Holly Corp
   9.750% due 12/15/07                            3,000,000          588,750
Riverwood International
   10.250% due 04/01/06                           2,000,000        1,930,000
   10.625% due 08/01/07                           1,000,000          975,000
                                                                -------------
                                                                  11,682,687
                                                                -------------

----------------------------------------------------------------------------

                                                 Principal          Market
                                                   Amount            Value
                                                   ------            -----

Financial Services - 2.91%

Bank United Corp
   8.875% due 05/01/07                           $2,000,000       $1,790,000
Bear Island
   10.000% due 12/01/07                           2,000,000        1,760,000
Sovereign Bancorp Inc
   10.250% due 05/15/04                           1,000,000          992,500
   10.500% due 11/15/06                           2,500,000        2,481,250
United Rentals Inc
   9.000% due 04/01/09                            4,000,000        3,560,000
Willis Corroon Corp
   9.000% due 02/01/09                            3,000,000        2,535,000
                                                                -------------
                                                                  13,118,750
                                                                -------------
Health Care - 1.94%

Lifepoint Hospitals Inc
   10.750% due 05/15/09                           2,000,000        2,070,000
Tenet Healthcare Corp
   8.125% due 12/01/08                            3,000,000        2,760,000
   8.625% due 01/15/07                            3,000,000        2,880,000
   9.250% due 09/01/10 ~                          1,000,000        1,012,500
                                                                -------------
                                                                   8,722,500
                                                                -------------
Integrated Oils - 1.67%

Frontier Oil Corp
   11.750% due 11/15/09                           2,000,000        2,010,000
Giant Industries
   9.750% due 11/15/03                            2,000,000        1,955,000
Tesoro Petroleum Corp
   9.000% due 07/01/08                            3,750,000        3,581,250
                                                                -------------
                                                                   7,546,250
                                                                -------------
Materials & Processing - 8.95%

AK Steel Holding Corp
   7.875% due 02/15/09                            2,000,000        1,785,000
   9.125% due 12/15/06                            1,000,000          962,500
Atrium Cos Inc
   10.500% due 05/01/09                           4,000,000        3,390,000
Ispat Inland LP Senior Security Credit 'B'
   8.351% due 07/14/05                            2,456,250        2,425,547
Ispat Inland LP Senior Security Credit 'C'
   8.851% due 07/14/06                            2,456,250        2,425,547
Lyondell Chemical Co
   9.625% due 05/01/07                            4,000,000        3,950,000
Morrison Knudsen Corp
   11.000% due 07/01/10 ~                         5,000,000        5,000,000
Nortek Inc
   8.875% due 08/01/08                            3,375,000        3,071,250
P&L Coal Holdings
   8.875% due 05/15/08                            3,000,000        2,842,500
   9.625% due 05/15/08                            2,000,000        1,865,000
Polymer Group Inc
   9.000% due 07/01/07                            3,000,000        2,565,000
Rogers Corp
   8.300% due 10/01/07                            3,000,000        2,947,500
   10.000% due 12/01/07                           1,000,000        1,027,500

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

------------------------------------------------------------------------

                                            Principal         Market
                                              Amount           Value
                                              ------           -----

Ryerson Tull Inc
   9.125% due 07/15/06                       $1,000,000      $1,041,250
Wesco Distributor
   9.125% due 06/01/08                        3,000,000       2,760,000
Wheeling Pittsburgh Corp
   9.250% due 11/15/07                        3,000,000       2,310,000
                                                            ------------
                                                             40,368,594
                                                            ------------
Other Energy - 6.31%

AES Corp
   8.000% due 12/31/08                        1,000,000         895,000
   8.500% due 11/01/07                        4,500,000       4,128,750
   10.250% due 07/15/06                       4,000,000       4,010,000
Calpine Corp
   8.750% due 07/15/07                        1,000,000         976,250
   10.500% due 05/15/06                       1,500,000       1,567,500
Chesapeake Energy Co
   9.625% due 05/01/05                        3,000,000       2,925,000
Comstock Resources Inc
   11.250% due 05/01/07                       2,000,000       2,042,500
Cross Timbers Oil Co
   8.750% due 11/01/09                        2,500,000       2,387,500
DI Industries
   8.875% due 07/01/07                        1,750,000       1,671,250
HS Resources Inc
   9.250% due 11/15/06                        2,500,000       2,443,750
   9.875% due 12/01/03                        2,350,000       2,355,875
R&B Falcon Corp
   9.500% due 12/15/08                        3,000,000       3,030,000
                                                            ------------
                                                             28,433,375
                                                            ------------
Producer Durables - 4.52%

BE Aerospace Inc
   9.875% due 02/01/06                        2,500,000       2,387,500
Blount Inc
   13.000% due 08/01/09                       2,500,000       2,562,500
Columbus McKinnon Corp
   8.500% due 04/01/08                        3,500,000       3,027,500
Crown Castle International Corp
   10.750% due 08/01/11                       2,000,000       1,232,500
Crown Castle International Corp Step-up
   0.000% due 05/15/04                        1,000,000       1,018,750
Graham Packaging Co
   9.845% due 01/15/08                        3,500,000       2,957,500
L-3 Communications Holdings Inc
   8.000% due 08/01/08                        1,500,000       1,331,250
   8.500% due 05/15/08                        3,500,000       3,237,500
Portala Packing Inc
   10.750% due 10/01/05                       2,000,000       1,630,000
Tekni-Plex Inc
   12.750% due 06/15/10 ~                     1,000,000       1,005,000
                                                            ------------
                                                             20,390,000
                                                            ------------
Technology - 3.80%

Amkor Technologies
   9.250% due 05/01/06                        2,000,000       1,982,500
Globix Corp
   12.500% due 02/01/10                       1,500,000       1,237,500

------------------------------------------------------------------------

                                            Principal         Market
                                              Amount           Value
                                              ------           -----

MetroMedia Fiber Network Inc
   10.000% due 11/15/08                      $1,500,000      $1,485,000
NorthPoint Communications
   12.875% due 02/15/10 ~                     1,000,000         725,000
Orion Network
   11.250% due 01/15/07                       1,250,000         762,500
PSINet Inc
   10.000% due 02/15/05                       2,000,000       1,850,000
   10.500% due 12/01/06                         500,000         465,000
   11.500% due 11/01/08                       1,000,000         950,000
Rhythms NetConnections Inc
   14.000% due 02/15/10 ~                     1,000,000         730,000
SpectraSite Holdings
   10.750% due 03/15/10 ~                     1,500,000       1,503,750
   12.875% due 03/15/10 ~                     2,800,000       1,540,000
Verio Inc
   10.625% due 11/15/09 ~                     1,500,000       1,670,625
   11.250% due 12/01/08                       2,000,000       2,255,000
                                                            ------------
                                                             17,156,875
                                                            ------------
Utilities - 15.74%

Adelphia Communications Corp
   8.375% due 02/01/08                        3,000,000       2,666,250
Advanstar Communications
   9.250% due 05/01/08                        3,500,000       3,377,500
Alamosa PCS Holdings Inc Step-up
   0.000% due 02/15/05                        5,000,000       2,625,000
Azurix Corp
   10.375% due 02/15/07 ~                     1,500,000       1,455,000
   10.750% due 02/15/10 ~                     1,500,000       1,451,250
BTI Telecom Corp
   10.500% due 09/15/07                       2,000,000       1,532,500
Call-Net Enterprises Inc
   9.375% due 05/15/09                        5,000,000       3,100,000
CapRock Communications Corp
   11.500% due 05/01/09                       4,000,000       3,620,000
Charter Communications Holdings
   8.625% due 04/01/09                        3,000,000       2,651,250
   10.000% due 04/01/09                       2,000,000       1,940,000
Dobson Communications Corp
   10.875% due 07/01/10 ~                     2,000,000       2,020,000
Fairpoint Communications
   12.500% due 05/01/10 ~                     2,500,000       2,537,500
GT Group Telecom Inc Step-up
   0.000% due 02/01/10 ~                      2,750,000       1,540,000
Hermes Euro Rail
   11.500% due 08/15/07                       3,500,000       3,080,000
ICG Services Inc Step-up
   0.000% due 02/15/03                        2,000,000       1,050,000
Leap Wireless International Inc
   12.500% due 04/15/10 ~                     3,500,000       3,097,500
Level 3 Communications Inc
   10.750% due 03/15/08 ~
   (Principal in Euro)                        3,000,000       2,709,835
   11.000% due 03/15/08 ~                     3,000,000       2,985,000
McLeodUSAInc
   9.250% due 07/15/07                        3,000,000       2,910,000

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal         Market
                                     Amount           Value
                                     ------           -----

Metricom Inc
   13.000% due 02/15/10             $1,000,000        $690,000
Nextel Communications Inc
   9.375% due 11/15/09               6,500,000       6,240,000
NEXTLINK Communications Inc
   10.750% due 11/15/08              1,000,000         990,000
   10.750% due 06/01/09              3,000,000       2,970,000
NEXTLINK Communications Inc Step-up
   0.000% due 12/01/04 ~             1,750,000       1,015,000
NTL Inc
   0.000% due 04/01/03               3,000,000       1,920,000
   10.000% due 02/15/07              3,000,000       2,850,000
RCN Corp
   10.125% due 01/15/10                500,000         418,750
SBA Communications Corp Step-up
   0.000% due 03/01/03 ~             2,000,000       1,420,000
Telecorp PCS Inc
   11.625% due 04/15/04              2,000,000       1,315,000
Triton PCS Inc Step-Up
   0.000% due 05/01/03               2,000,000       1,460,000
VoiceStream Wireless Corp Step-up
   0.000% due 11/15/04               2,000,000       1,355,000
Williams Communications Group Inc
   10.875% due 10/01/09              2,000,000       1,965,000
                                                 --------------
                                                    70,957,335
                                                 --------------

Total Corporate Bonds & Notes
   (Cost $404,445,021)                             353,836,397
                                                 --------------


CONVERTIBLE CORPORATE BONDS & NOTES - 0.32%

Producer Durables - 0.10%

FMC Corp
   6.750% due 01/16/05                 500,000         440,000
                                                 --------------

Utilities - 0.22%

Rogers Corp
   2.000% due 11/26/05               1,000,000         980,000
                                                 --------------


Total Convertible Corporate Bonds & Notes
   (Cost $1,162,479)                                 1,420,000
                                                 --------------


U.S. TREASURY BOND - 0.65%

   5.625% due 02/15/06               3,000,000       2,910,000
                                                 --------------

Total U.S. Treasury Bond
   (Cost $3,056,895)                                 2,910,000
                                                 --------------

---------------------------------------------------------------

                                   Principal         Market
                                     Amount           Value
                                     ------           -----
FOREIGN BONDS - 12.51%

Bermuda - 1.72%

Global Crossing Holdings Ltd
   9.125% due 11/15/06              $3,500,000      $3,368,750
   9.500% due 11/15/09               1,000,000         970,000
   9.625% due 05/15/08               3,500,000       3,412,500
                                                 --------------
                                                     7,751,250
                                                 --------------
Brazil - 0.38%

Globo Communicaco
   10.625% due 12/05/08 ~            2,000,000       1,700,000
                                                 --------------

Canada - 1.16%

Clearnet Communications
   0.000% due 05/01/04               3,000,000       1,815,000
MDC Corp
   10.500% due 12/01/06              1,500,000       1,447,500
Pacifica Papers Inc
   10.000% due 03/15/09              2,000,000       1,975,000
                                                 --------------
                                                     5,237,500
                                                 --------------
China - 0.35%

APP China Group Ltd
   14.000% due 03/15/10 ~            2,500,000       1,581,250
                                                 --------------

Germany - 0.98%

Callahan Nordrhein Westfalen
   14.000% due 07/15/10 ~            3,000,000       3,000,000
Fresensius Med Care Capital Trust
   9.000% due 12/01/06               1,500,000       1,428,750
                                                 --------------
                                                     4,428,750
                                                 --------------
Indonesia - 0.27%

Indah Kiat Pulp & Paper Corp
   10.000% due 07/01/07              2,000,000       1,232,500
                                                 --------------

Mexico - 1.87%

Alestra Sa De Rl De Cv
   12.625% due 05/15/09              2,000,000       1,812,500
Maxcom Telecommunications
   13.750% due 04/01/07 ~            2,500,000       2,231,250
Monterrey Power SA
   9.625% due 11/15/09 ~             2,500,000       2,350,000
Petro Mexicanos
   9.500% due 09/15/27               2,000,000       2,025,000
                                                 --------------
                                                     8,418,750
                                                 --------------
Netherlands - 2.40%

Kappa Beheer BV
   10.625% due 07/15/09              2,000,000       2,040,000
United Pan Europe Communications NV
   10.875% due 11/01/07              2,000,000       1,840,000
   10.875% due 08/01/09              2,000,000       1,780,000

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal         Market
                                     Amount           Value
                                     ------           -----

Versatel Telecom International BV
   13.250% due 05/15/08             $3,750,000      $3,834,375
Versatel Telecom International NV
   11.250% due 03/30/10 ~
   (Principal in Euro)               1,500,000       1,333,411
                                                 --------------
                                                    10,827,786
                                                 --------------
Philippines - 0.35%

Philippines Long Distance
   8.350% due 03/06/17               1,000,000         670,559
   9.250% due 06/30/06               1,000,000         888,392
                                                 --------------
                                                     1,558,951
                                                 --------------
Poland - 1.11%

Netia Holdings BV
   10.250% due 11/01/07              3,000,000       2,508,750
   13.125% due 06/15/09              1,000,000         955,000
PTC International Finance
   11.250% due 12/01/09              1,500,000       1,530,000
                                                 --------------
                                                     4,993,750
                                                 --------------
Singapore - 0.22%

Flextronics International
   9.875% due 07/01/10 ~             1,000,000       1,012,500
                                                 --------------

United Kingdom - 1.70%

Regional Independent Media Group
   10.500% due 07/01/08              1,500,000       1,507,500
Swiss Life Finance
   2.000% due 05/20/03 ~               500,000         498,125
Telewest Communications PLC
   0.000% due 04/15/04                 750,000         421,875
   9.625% due 10/01/06               4,000,000       3,820,000
   9.875% due 02/01/10 ~             1,000,000         935,000
   11.250% due 11/01/08                500,000         502,500
                                                 --------------
                                                     7,685,000
                                                 --------------

Total Foreign Bonds
   (Cost $40,138,563)                               56,427,987
                                                 --------------


FOREIGN GOVERNMENT BONDS - 2.07%

Argentina - 0.65%

Republic of Argentina
   6.312% due 03/31/05               3,200,000       2,928,000
                                                 --------------

Brazil - 0.50%

Brazil 'C' Bond Var Brady
   8.000% due 04/15/14               3,078,525       2,270,412
                                                 --------------

---------------------------------------------------------------

                                   Principal         Market
                                     Amount           Value
                                     ------           -----

Bulgaria - 0.18%

Bulgaria IAB
   6.500% due 07/28/11              $1,000,000        $800,000
                                                 --------------

Russia - 0.38%

Russian Federation
   12.750% due 06/24/28              2,000,000       1,730,000
                                                 --------------

Turkey - 0.23%

Republic of Turkey
   11.750% due 06/15/10              1,000,000       1,025,000
                                                 --------------

Venezuela - 0.13%

Venezuela
   7.000% due 12/18/07                 714,280         582,138
                                                 --------------

Total Foreign Government Bonds
   (Cost $8,460,528)                                 9,335,550
                                                 --------------

                                                    Value
                                                    -----

SHORT-TERM INVESTMENTS - 4.85%

COMMERCIAL PAPER - 4.84%

AT&T Corp
   6.680% due 07/11/00               3,500,000       3,493,505
Baltimore Gas & Electric
   6.650% due 07/13/00               2,500,000       2,494,458
BellSouth Corp
   6.550% due 07/07/00               4,355,000       4,350,246
Edison International
   6.700% due 07/10/00 ~             2,030,000       2,026,600
Ford Motor Credit
   6.600% due 07/05/00               2,500,000       2,498,167
Nike Inc
   6.520% due 07/27/00               2,000,000       1,990,582
Nordstrom Inc
   6.700% due 07/11/00               3,000,000       2,994,417
Washington Post
   6.510% due 07/06/00 ~             2,000,000       1,998,192
                                                 --------------

Total Commercial Paper                              21,846,167
                                                 --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                   Principal
                                     Amount          Value
                                     ------          -----

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.01%

State Street Bank and Trust
   5.250% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $47,021; collateralized by U.S.
   Treasury Bonds--market value
   $50,125 and due 04/15/29)           $47,000         $47,000
                                                 --------------

Total Securities Held Under Repurchase
   Agreement                                            47,000
                                                 --------------

Total Short-Term Investments
   (Cost $21,893,167)                               21,893,167
                                                 --------------


TOTAL INVESTMENTS - 99.63%
   (Cost $482,401,311)                             449,282,880


OTHER ASSETS AND
LIABILITIES, NET - 0.37%                             1,645,988
                                                 --------------


NET ASSETS - 100.00%                              $450,928,868
                                                 --------------

---------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Swap agreements outstanding at June 30, 2000:

                                              Notional       Unrealized
                  Type                         Amount       Appreciation
-------------------------------------------------------------------------
Receive fixed rate equal to 12.875% and the Portfolio will pay to the counterparty at par in the event of default of Level 3 Communications
Inc 10.750% due 03/15/08.

Broker: Morgan Stanley
Exp. 03/15/08                                 $3,000,000        $201,000

Receive fixed rate equal to 14.050% and the Portfolio will pay to the counterparty at par in the event of default of Versatel Telecom
International NV 11.250% due 03/30/10.

Broker: Morgan Stanley
Exp. 03/30/10                                  1,500,000          77,000
                                                           --------------
                                                                $278,000
                                                           --------------

(b) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                              $482,401,311
                                                           --------------

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                 $3,267,717

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                              (36,386,148)
                                                           --------------

Net unrealized depreciation                                 ($33,118,431)
                                                           --------------

See Notes to Financial Statements

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

COMMON STOCKS - 87.57%

Consumer Discretionary - 8.81%

AT&T Corp - Liberty Media Group 'A' *   85,800      $2,080,650
Costco Wholesale Corp *                126,100       4,161,300
Delhaize America Inc                    74,900       1,324,794
Federated Department Stores *           92,600       3,125,250
Kimberly-Clark Corp                     53,000       3,040,875
McDonalds Corp                          50,400       1,660,050
Target Corp                             54,200       3,143,600
                                                 --------------
                                                    18,536,519
                                                 --------------
Consumer Staples - 14.72%

Albertson's Inc                         25,200         837,900
Coca-Cola Enterprises Inc              133,000       2,169,562
Nabisco Group Holdings Corp 'A'        213,700       5,542,844
Pepsi Bottling Group Inc               165,200       4,821,775
PepsiCo Inc                             56,800       2,524,050
Philip Morris Cos Inc                  134,900       3,583,281
Ralston Purina Group                   139,400       2,779,287
RJ Reynolds Tobacco Holdings            94,600       2,642,887
Safeway Inc *                          103,400       4,665,925
Tyson Foods Inc 'A'                    162,300       1,420,125
                                                 --------------
                                                    30,987,636
                                                 --------------
Financial Services - 16.68%

American Express Co                     36,300       1,892,137
American General Corp                   29,000       1,769,000
Associates First Capital Corp           92,100       2,054,981
Bank of New York Co Inc                 99,600       4,631,400
Chase Manhattan Corp                    71,900       3,311,894
Comerica Inc                            45,400       2,037,325
Equity Office Properties                37,800       1,041,862
FHLMC                                   45,400       1,838,700
FleetBoston Financial Corp              83,800       2,849,200
Household International Inc             97,100       4,035,719
MBNA Corp                               98,400       2,669,100
Morgan Stanley Dean Witter Co           37,800       3,146,850
U.S. Bancorp                            46,000         885,500
Washington Mutual Inc                  102,200       2,951,025
                                                 --------------
                                                    35,114,693
                                                 --------------
Health Care - 8.07%

Abbott Laboratories Inc                 55,500       2,473,219
American Home Products Corp             46,700       2,743,625
Lilly (Eli) & Co                        20,200       2,017,475
Merck & Co Inc                          50,400       3,861,900
Pharmacia Corp                          86,700       4,481,306
Schering-Plough Corp                    27,700       1,398,850
                                                 --------------
                                                    16,976,375
                                                 --------------
Integrated Oils - 3.78%

Amerada Hess Corp                       37,800       2,334,150
Coastal Corp                            31,600       1,923,650
Conoco Inc 'A'                         119,800       2,635,600
USX-Marathon Group                      42,000       1,052,625
                                                 --------------
                                                     7,946,025
                                                 --------------

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----
Materials & Processing - 3.67%

Alcatel Alsthom SA                      33,000      $2,194,500
Alcoa Inc                               94,600       2,743,400
International Paper Co                  93,300       2,781,506
                                                 --------------
                                                     7,719,406
                                                 --------------
Other - 1.59%

Honeywell International Inc             99,600       3,355,275
                                                 --------------

Other Energy - 2.46%

Burlington Resources Inc                63,600       2,432,700
Williams Cos Inc                        65,600       2,734,700
                                                 --------------
                                                     5,167,400
                                                 --------------
Producer Durables - 1.94%

Applied Materials Inc *                 22,700       2,057,188
Ingersoll-Rand Co                       50,400       2,028,600
                                                 --------------
                                                     4,085,788
                                                 --------------
Technology - 17.10%

3Com Corp *                             78,600       4,529,325
Compaq Computer Corp                   153,900       3,934,069
Computer Associates International Inc   46,700       2,390,456
Corning Inc                              4,300       1,160,463
General Motors 'H' *                    12,100       1,061,775
Hewlett-Packard Co                      22,700       2,834,663
IBM Corp                                42,900       4,700,231
Intel Corp                              18,900       2,526,694
Micron Technology Inc                   27,702       2,439,506
Motorola Inc                            37,700       1,095,656
National Semiconductor Corp *           84,500       4,795,375
Seagate Technology Inc *                41,600       2,288,000
Tellabs Inc *                           32,800       2,244,750
                                                 --------------
                                                    36,000,963
                                                 --------------
Utilities - 8.75%

Alltel Corp                             37,800       2,341,238
Bell Atlantic Corp                      71,900       3,653,419
GTE Corp                                60,500       3,766,125
SBC Communications Inc                 107,200       4,636,400
WorldCom Inc *                          87,700       4,023,238
                                                 --------------
                                                    18,420,420
                                                 --------------

Total Common Stocks
   (Cost $174,052,656)                             184,310,500
                                                 --------------


FOREIGN COMMON STOCKS - 7.83%

Australia - 1.71%

News Corp Ltd                           75,700       3,595,750
                                                 --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
June 30, 2000 (Unaudited)

---------------------------------------------------------------

                                                    Market
                                     Shares          Value
                                     ------          -----

Canada - 1.83%

Canadian National Railway Co            70,600      $2,060,637
Canadian Pacific Ltd                    68,100       1,783,369
                                                 --------------
                                                     3,844,006
                                                 --------------
France - 1.70%

Total Fina SA                           46,700       3,587,144
                                                 --------------

Netherlands - 1.51%

Royal Dutch Petroleum Guilder           51,700       3,182,781
                                                 --------------

Switzerland - 1.08%

Novartis AG - ADR                       56,800       2,272,000
                                                 --------------


Total Foreign Common Stocks
   (Cost $14,554,085)                               16,481,681
                                                 --------------

                                   Principal
                                     Amount
                                     ------

CONVERTIBLE CORPORATE BONDS & NOTES - 0.49%

Utilities - 0.49%

NTL Inc
   5.750% due 12/15/09 ~              $750,000         592,500
   7.000% due 12/15/08                 275,000         441,375
                                                 --------------
                                                     1,033,875
                                                 --------------

Total Convertible Corporate Bonds & Notes
   (Cost $1,095,666)                                 1,033,875
                                                 --------------


SHORT-TERM INVESTMENT - 7.29%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 7.29%

State Street Bank and Trust
   6.400% due 07/03/00
   (Dated 06/30/00, repurchase price
   of $15,351,183; collateralized by U.S.
   Treasury Bonds--market value
   $15,655,406 and due 08/15/25)    15,343,000      15,343,000
                                                 --------------
Total Securities Held Under Repurchase
   Agreement                                        15,343,000
                                                 --------------

Total Short-Term Investment
   (Cost $15,343,000)                               15,343,000
                                                 --------------


---------------------------------------------------------------

                                                    Value
                                                    -----

TOTAL INVESTMENTS - 103.18%
   (Cost $205,045,407)                           $217,169,056


OTHER ASSETS AND
LIABILITIES, NET - (3.18%)                         (6,684,928)
                                                 -------------


NET ASSETS - 100.00 %                            $210,484,128
                                                 -------------

Notes to Schedule of Investments
--------------------------------

(a) At June 30, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                               $205,045,407
                                                            -------------

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost           $23,642,176

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value           (11,518,527)
                                                             -------------

Net unrealized appreciation                                   $12,123,649
                                                             -------------


--------------------------------------------------------------

Explanation of Symbols for Schedules of Investments
---------------------------------------------------

        ~ Securities purchased in a private placement transaction;
          resale to the public may require registration.
        # Forward buy contract.
        + Securities are valued under procedures established by
          the Board of Trustees.
        * Non-income producing securities.
       ** Securities have been fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of June 30, 2000.
        " Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

--------------------------------------------------------------

See Notes to Financial Statements

                              PACIFIC SELECT FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)


1. ORGANIZATION

 The Pacific Select Fund (the ''Fund'') is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, organized as a Massachusetts business trust on May 4, 1987. The Fund currently consists of twenty-one separate portfolios (the ''Portfolios''): the Aggressive Equity Portfolio, the Emerging Markets Portfolio, the Diversified Research Portfolio, the Small-Cap Equity Portfolio (formerly the Growth Portfolio), the International Large-Cap Portfolio, the Bond and Income Portfolio, the Equity Portfolio, the I-Net Tollkeeper Portfolio, the Multi-Strategy Portfolio, the Equity Income Portfolio, the Growth LT Portfolio, the Mid-Cap Value Portfolio, the Equity Index Portfolio, the Small-Cap Index Portfolio, the REIT Portfolio, the International Value Portfolio (formerly the International Portfolio), the Government Securities Portfolio, the Managed Bond Portfolio, the Money Market Portfolio, the High Yield Bond Portfolio, and the Large-Cap Value Portfolio. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are owned. The investment objective of each Portfolio is summarized in the following table:

 Aggressive        Capital appreciation.
  Equity
--------------------------------------------------------------------------------
 Emerging Markets  Long-term growth of capital.
--------------------------------------------------------------------------------
 Diversified       Long-term growth of capital.
  Research
--------------------------------------------------------------------------------
 Small-Cap Equity  Growth of capital.
--------------------------------------------------------------------------------
 International     Long-term growth of capital.
  Large-Cap
--------------------------------------------------------------------------------
 Bond and Income   Total return and income consistent with prudent investment management.
--------------------------------------------------------------------------------
 Equity            Capital appreciation. Current income is of secondary
                   importance.
--------------------------------------------------------------------------------
 I-Net Tollkeeper  Long-term growth of capital.
--------------------------------------------------------------------------------
 Multi-Strategy    High total return.
--------------------------------------------------------------------------------
 Equity Income     Long-term growth of capital and income.
--------------------------------------------------------------------------------
 Growth LT         Long-term growth of capital consistent with the preservation of capital.
--------------------------------------------------------------------------------
 Mid-Cap Value     Capital appreciation.
--------------------------------------------------------------------------------
 Equity Index      Investment results that correspond to the total return of
                   common stocks publicly traded in the U.S.
--------------------------------------------------------------------------------
 Small-Cap Index   Investment results that correspond to the total return of an index of small capitalization companies.
--------------------------------------------------------------------------------
 REIT              Current income and long-term capital appreciation.
--------------------------------------------------------------------------------
 International     Long-term capital appreciation primarily through investment
  Value            in equity securities of corporations domiciled in countries other than the U.S.
--------------------------------------------------------------------------------
 Government        Maximize total return consistent with prudent investment
  Securities       management.
--------------------------------------------------------------------------------
 Managed Bond      Maximize total return consistent with prudent investment
                   management.
--------------------------------------------------------------------------------
 Money Market      Current income consistent with preservation of capital.
--------------------------------------------------------------------------------
 High Yield Bond   High level of current income.
--------------------------------------------------------------------------------
 Large-Cap Value   Long-term growth of capital. Current income is of secondary importance.
--------------------------------------------------------------------------------

 At June 30, 2000, shares of the Fund were offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B, and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company (''Pacific Life''), and Pacific Select Exec Separate Account of Pacific Life & Annuity Company, a wholly-owned subsidiary of Pacific Life.

 The Fund commenced operations on January 4, 1988. All Portfolios began operations at that date, except the Equity Index Portfolio which commenced operations on January 30, 1991, the Growth LT Portfolio which commenced operations on January 4, 1994, the Aggressive Equity Portfolio and the Emerging Markets Portfolio which commenced operations on April 1, 1996, the Mid-Cap Value Portfolio, the Small-Cap Index Portfolio, the REIT Portfolio, and the Large-Cap Value Portfolio which commenced operations on January 4, 1999, the Diversified Research Portfolio and the International Large-Cap Portfolio which commenced operations on January 3, 2000, the I-Net Tollkeeper Portfolio which commenced operations on May 1, 2000, and the Equity Portfolio and the Bond and Income Portfolio which commenced operations on October 19, 1983 as series of the Pacific Corinthian Variable Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

 The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

 The net asset value per share is calculated separately for each Portfolio. The net asset value per share is determined by dividing the value of each Portfolio's net assets by the number of outstanding shares of the Portfolio. Portfolio securities are valued and the net asset value per share is determined at or about 4:00 p.m. New York City time on each day the New York Stock Exchange is open.

 Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between the representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith pursuant to procedures established by the Board of Trustees of the Fund (such valuation methods were used for approximately 4% and 7% of the Government Securities and Managed Bond Portfolios' investments, respectively, at June 30, 2000). Money market instruments are valued at amortized cost, which approximates market value.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)


 B. Securities Transactions and Investment Income

 Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

 C. Foreign Currency Translation

 Foreign securities, which are not traded in U.S. currency, are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions. Pursuant to U.S. Federal income tax regulations, the Fund computes the effect of changes in foreign exchange rates from the fluctuations arising from changes in market prices on the sale of foreign currency denominated debt obligations. This foreign exchange component of the net gains or losses realized on the sales and maturities of such debt obligations is treated as ordinary income or loss for Federal income tax purposes.

 The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reported as net realized and unrealized foreign exchange gain or loss.

 Reported net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate. Reclassification has been made relating to foreign exchange gains or losses from the net unrealized appreciation or depreciation on investments and assets and liabilities in foreign currencies to the accumulated undistributed net investment income or loss in the accompanying Statements of Assets and Liabilities.

 D. Federal Income Taxes

 The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

 E. Foreign Taxes on Dividends

 Dividend income in the statements of operations for the period ended June 30, 2000 is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Emerging Markets Portfolio--$166,912; Diversified Research Portfolio--$1,299; Small-Cap Equity Portfolio--$2,781; International Large-Cap Portfolio--$82,879; Bond and Income Portfolio--$108; Multi-Strategy Portfolio--$26,449; Equity Income Portfolio-- $67,464; Growth LT Portfolio--$317,815; Equity Index Portfolio--$76,406; Small-Cap Index Portfolio--$224; REIT Portfolio--$8,998; International Value Portfolio--$1,639,775; Large-Cap Value Portfolio--$8,568.

 F. Expense Allocation

 General expenses of the Fund (including trustees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the Portfolios in proportion to their relative average daily net assets. Expenses, which relate exclusively to a particular, Portfolio (including advisory fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular Portfolio.

 G. Organization Costs

 Expenses incurred in connection with the Fund's organization and establishment of the Aggressive Equity Portfolio and the Emerging Markets Portfolio in 1996 and the public offering of the shares of those Portfolios aggregated approximately $23,410 per Portfolio. These costs have been deferred and are being amortized over a period of five years at the rates of 10%, 15%, and 25% in years one, two, and three through five, respectively. At June 30, 2000, the unamortized balance of such expenses amounted to $2,945 each for the Aggressive Equity Portfolio and the Emerging Markets Portfolio.

 Expenses incurred in connection with the Fund's organization and establishment of the Diversified Research Portfolio and the International Large-Cap Portfolio in 1999, and the I-Net Tollkeeper Portfolio in 2000 and the public offering of the shares of those Portfolios, aggregated approximately $19,733 per Portfolio for the Diversified Research Portfolio and the International Large-Cap Portfolio and $40,804 for the I-Net Tollkeeper Portfolio. These costs were expensed as incurred.

 H. Equalization

 The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

 I. Futures Contracts

 Certain Portfolios may use futures contracts to manage their exposure to the stock markets and to fluctuations in interest rates and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by ''marking-to-market'' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

 J. Options on Futures Contracts

 The Government Securities and Managed Bond Portfolios wrote options on interest rate futures contracts during the period ended June 30, 2000. When the Fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability which is ''marked-to-market'' based on the option's quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the statements of assets and liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of counterparty to perform.

 K. Forward Foreign Currency Contracts

 Certain Portfolios may enter into forward foreign currency contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment in foreign securities. These contracts are ''marked-to-market'' daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

 L. Swaps

 Certain Portfolios may enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolios had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are ''marked to market'' daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

 M. Repurchase Agreements

 Each Portfolio in the Fund may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

3.  INVESTMENT ADVISORY, AGENCY, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

 Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fees: for the Aggressive Equity Portfolio, an annual rate of .80% of the average daily net assets of the Portfolio; for the Emerging Markets and REIT Portfolios, an annual rate of 1.10% of average daily net assets of each of the Portfolios; for the Diversified Research Portfolio, an annual rate of
 .90% of the average daily net assets of the Portfolio; for the Small-

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

Cap Equity, Equity, Multi-Strategy, and Equity Income Portfolios, an annual rate of .65% of average daily net assets of each of the Portfolios; for the International Large-Cap Portfolio, an annual rate of 1.05% of average daily net assets of the Portfolio; for the I-Net Tollkeeper Portfolio, an annual rate of 1.50% of average daily net assets of the Portfolio; for the Bond and Income, Government Securities, Managed Bond, and High Yield Bond Portfolios, an annual rate of .60% of average daily net assets of each of the Portfolios; for the Growth LT Portfolio, an annual rate of .75% of the average daily net assets of the Portfolio; for the Mid-Cap Value, International Value, and Large-Cap Value Portfolios, an annual rate of .85% of average daily net assets of each of the Portfolios; for the Equity Index Portfolio, an annual rate of .25% of the average daily net assets of the Portfolio; for the Small-Cap Index Portfolio, an annual rate of .50% of the average daily net assets of the Portfolio; and for the Money Market Portfolio, an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. The fees are accrued daily.

 The Fund and Pacific Life also entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services that are outside the scope of Pacific Life's responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on State and Federal levels, providing legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. Pacific Life provides these support services to the Fund on a cost reimbursement basis.

 Pursuant to Portfolio Management Agreements, the Fund and Pacific Life employ portfolio managers for nineteen of the twenty-one Portfolios of the Fund. The costs of such services are borne by Pacific Life as Investment Adviser to the Fund.

 Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

 Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund's shares without remuneration from the Fund.

4.  CUSTODIAN AND RECORDKEEPING AGENT

 Custodial and recordkeeping service costs are accrued under the Custody Agreements on a daily basis by the Fund on a per transaction and net asset basis for each Portfolio.

5.  DISTRIBUTIONS TO SHAREHOLDERS

 The Fund currently declares and pays dividends on net investment income monthly for all the Portfolios, except the Emerging Markets Portfolio, International Large-Cap Portfolio, and the International Value Portfolio, for which dividends are declared and paid at least annually. All realized capital gains are distributed at least annually for all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. All dividends are reinvested in additional shares of the related Portfolios unless a shareholder elects to receive a dividend in cash.

 Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, wash sales, futures and options. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital.

 The Fund declared and paid sufficient dividends on net investment income and capital gains distributions during 1999 to qualify as a regulated investment company, and is not required to pay the Federal excise tax under Regulation M of the Internal Revenue Code (''the Code''). The Fund also intends to declare and distribute sufficient dividends during 2000 to avoid Federal income and capital gains taxes, pursuant to the Code. Net capital loss carryovers and post-October 31 capital losses, if any, at December 31, 1999, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October 31 foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers and post-October capital losses and foreign currency losses deferred at December 31, 1999 were as follows:

                        Net Capital
                           Loss
   Portfolios            Carryover    Expiration
---------------------- ------------- ------------
 Emerging Markets       $15,713,797   2005-2007
 Bond and Income          9,699,780      2007
 Government Securities   13,364,044      2007
 Managed Bond            39,011,629      2007
 High Yield Bond         20,194,620   2006-2007

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

                                     Post-October
                       Post-October     Foreign
                          Capital      Currency
                       Loss Deferral Loss Deferral
                       ------------- -------------
Aggressive Equity       $1,761,961           --
Emerging Markets                --      $13,568
Bond and Income            984,656       48,047
Equity                   2,102,696           --
Multi-Strategy           7,877,515           --
Equity Income           30,008,234           --
Growth LT                1,276,730           --
Mid-Cap Value              153,113           --
Equity Index                 3,550           --
Small-Cap Index              3,479           --
REIT                       129,075           --
International Value             78      360,220
Government Securities    1,233,743           --
Managed Bond             1,419,519           --
High Yield Bond          1,867,364           --
Large-Cap Value             63,642           --

6. TRANSACTIONS WITH AFFILIATES

 The Fund has incurred $54,230,589 of investment advisory fees and $149,705 of support services expenses to Pacific Life for the period ended June 30, 2000 (Note 3). At June 30, 2000, $9,538,422 and $85,525 respectively, remained payable.

 Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

7. EXPENSE REDUCTIONS

 Pacific Life has voluntarily undertaken to waive its fees or otherwise reimburse the Fund for its operating expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign tax on dividends, interest, or gains, and extraordinary expenses, in excess of .25% of average daily net assets, through December 31, 2001. For the period ended June 30, 2000, the operating expenses for each of the Portfolios, except for the I-Net Tollkeeper Portfolio, were below the .25% expense cap and Pacific Life had reimbursed the I-Net Tollkeeper Portfolio $27,082.

 In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian fees and expenses. During the period ended June 30, 2000, the Fund's custodian fees and expenses were reduced by $157,713 under this arrangement.

 Both the adviser reimbursement and custodian credits are combined and shown under the caption ''Expense Reductions'' on the Statements of Operations.

8. SECURITIES LENDING

 The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund's negotiated lenders' fees. The Fund receives cash collateral, letters of credit, or U.S. Government Securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. Income generated from securities lending is included in Other Investment Income on the Statements of Operations. At June 30, 2000, the market value of securities loaned by the Fund was $1,319,755,438 for which the Fund received collateral of $1,364,450,634. For the period ended June 30, 2000, total income generated from securities lending by the Fund were as follows:

         Portfolios              Income
     ----------------         ------------
     Aggressive
      Equity                      $153,115
     Emerging Markets               62,123
     Diversified
      Research                         125
     Small-Cap Equity              306,836
     International Large-Cap           518
     Bond and Income                   360
     Equity                         43,680
     I-Net Tollkeeper                  515
     Multi-Strategy                 18,668
     Equity Income                  45,251
     Growth LT                     970,175
     Mid-Cap Value                  11,419
     Equity Index                  111,076
     Small-Cap Index                68,689
     REIT                            6,626
     Government
      Securities                     3,274
     Managed Bond                    7,720
     High Yield Bond                30,188
     Large-Cap Value                19,717
                              ------------
       Total                    $1,860,075
                              ------------

9. PURCHASES AND SALES OF SECURITIES

 Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the period ended June 30, 2000 are summarized in the following tables:

                       U.S. Government Securities
      Portfolios         Purchases       Sales
---------------------- ------------- -------------
 Bond and Income         $44,661,512   $32,949,642
 Multi-Strategy          678,201,242   674,257,393
 Government Securities 1,129,084,642 1,081,891,669
 Managed Bond          2,756,290,690 2,520,211,317
 High Yield Bond                  --     3,029,688

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

                       Other Securities
   Portfolios       Purchases       Sales
----------------- ------------- -------------
 Aggressive
  Equity           $218,285,757  $182,162,714
 Emerging Markets   231,418,549   183,774,481
 Diversified
  Research           69,901,418     1,904,429
 Small-Cap Equity   315,408,204   124,496,453
 International
  Large-Cap         245,390,262    15,543,419
 Bond and Income     16,943,671    32,717,446
 Equity             645,234,086   414,260,373
 I-Net Tollkeeper    79,621,695     2,914,792
 Multi-Strategy     184,393,629   157,528,017
 Equity Income      631,905,907   413,641,268
 Growth LT        1,414,587,071 1,145,277,562
 Mid-Cap Value      163,662,983    96,932,735
 Equity Index       340,752,933    47,128,927
 Small-Cap Index    140,893,371    90,948,594
 REIT                43,680,999    10,154,585
 International
  Value             622,275,026   476,134,591
 Government
  Securities         27,492,089    14,514,135
 Managed Bond       215,371,874   145,779,490
 High Yield Bond    175,059,288   143,459,720
 Large-Cap Value    125,972,339    97,185,644

10. SHARES OF BENEFICIAL INTEREST

    Transactions in Fund shares for the period ended June 30, 2000 and the year ended December 31, 1999 were as follows:

                      Aggressive Equity Portfolio          Emerging Markets Portfolio
                         2000             1999               2000                1999
                    ---------------  ---------------  ------------------  ------------------
  Beginning
   Balances              32,051,084       17,279,799          20,716,155          15,561,552
  Shares sold            19,783,734       30,692,189          14,402,139          14,786,105
  Distributions
   reinvested             1,220,712        2,131,938              12,579              69,889
  Shares redeemed       (16,366,491)     (18,052,842)        (10,973,350)         (9,701,391)
                    --------------------------------  --------------------------------------
  Ending Balances        36,689,039       32,051,084          24,157,523          20,716,155
                    --------------------------------  --------------------------------------
                    Diversified Research Portfolio (1)
                          2000               1999
                    ------------------ ------------------
  Beginning
   Balances                        --                 --
  Shares sold               6,972,786                 --
  Distributions
   reinvested                      --                 --
  Shares redeemed            (246,944)                --
                    -------------------------------------
  Ending Balances           6,725,842                 --
                    -------------------------------------


                    Small-Cap Equity Portfolio (2)    International Large-Cap Portfolio (1)
                         2000             1999               2000                1999
                    ---------------  ---------------  ------------------  ------------------
  Beginning
   Balances              14,271,488       11,690,001                  --                  --
  Shares sold            14,104,068        7,047,037          31,327,339                  --
  Distributions
   reinvested             1,718,585        1,509,779                  --                  --
  Shares redeemed        (6,528,025)      (5,975,329)         (4,154,625)                 --
                    --------------------------------  --------------------------------------
  Ending Balances        23,566,116       14,271,488          27,172,714                  --
                    --------------------------------  --------------------------------------
                         Bond and Income Portfolio
                          2000               1999
                    ------------------ ------------------
  Beginning
   Balances                17,884,521         13,875,071
  Shares sold               1,739,279          6,833,974
  Distributions
   reinvested                 584,127          1,699,355
  Shares redeemed          (2,670,606)        (4,523,879)
                    -------------------------------------
  Ending Balances          17,537,321         17,884,521
                    -------------------------------------

-------------------
(1) Portfolio commenced operations on January 3, 2000.
(2) Small-Cap Equity Portfolio was formerly named Growth Portfolio.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                  (Unaudited)

                                                                                              Multi-Strategy
                            Equity Portfolio            I-Net Tollkeeper Portfolio (1)           Portfolio
                          2000              1999             2000             1999           2000         1999
                    ----------------  ----------------  ---------------  ---------------  -----------  -----------
  Beginning
   Balances               27,801,137        17,171,798               --               --   43,552,060   33,278,592
  Shares sold              9,406,138        13,352,058        8,940,203               --    4,518,408   12,093,687
  Distributions
   reinvested              2,409,200         1,640,643               --               --    4,313,064    3,304,978
  Shares redeemed         (3,631,065)       (4,363,362)        (545,433)              --   (3,310,420)  (5,125,197)
                    ----------------------------------  --------------------------------  ------------------------
  Ending Balances         35,985,410        27,801,137        8,394,770               --   49,073,112   43,552,060
                    ----------------------------------  --------------------------------  ------------------------


                         Equity Income Portfolio              Growth LT Portfolio         Mid-Cap Value Portfolio
                          2000              1999             2000             1999           2000         1999
                    ----------------  ----------------  ---------------  ---------------  -----------  -----------
  Beginning
   Balances               65,340,547        46,933,977       76,688,443       48,842,241   10,233,286           --
  Shares sold              9,373,007        20,377,767       21,577,358       33,304,753    7,267,114   12,093,830
  Distributions
   reinvested              6,942,772         5,013,402       16,465,097        4,956,150      197,921       21,753
  Shares redeemed         (3,039,159)       (6,984,599)      (7,630,589)     (10,414,701)  (1,056,877)  (1,882,297)
                    ----------------------------------  --------------------------------  ------------------------
  Ending Balances         78,617,167        65,340,547      107,100,309       76,688,443   16,641,444   10,233,286
                    ----------------------------------  --------------------------------  ------------------------


                         Equity Index Portfolio            Small-Cap Index Portfolio          REIT Portfolio
                          2000              1999             2000             1999           2000         1999
                    ----------------  ----------------  ---------------  ---------------  -----------  -----------
  Beginning
   Balances               63,103,484        46,287,946        9,797,673               --    5,224,471           --
  Shares sold             10,852,731        22,381,370        9,604,918       11,493,981    5,163,760    5,890,570
  Distributions
   reinvested              1,104,441           864,106          102,772          152,986       85,644      187,629
  Shares redeemed         (4,094,703)       (6,429,938)      (5,690,450)      (1,849,294)  (1,993,739)    (853,728)
                    ----------------------------------  --------------------------------  ------------------------
  Ending Balances         70,965,953        63,103,484       13,814,913        9,797,673    8,480,136    5,224,471
                    ----------------------------------  --------------------------------  ------------------------


                    International Value Portfolio (2)   Government Securities Portfolio   Managed Bond Portfolio
                          2000              1999             2000             1999           2000         1999
                    ----------------  ----------------  ---------------  ---------------  -----------  -----------
  Beginning
   Balances               91,028,462        63,043,233       42,389,214       17,345,804  105,646,246   67,320,096
  Shares sold            126,624,318       209,009,130        7,629,846       26,362,638   19,173,439   41,200,933
  Distributions
   reinvested              2,876,293         3,588,759        1,209,730        1,984,037    3,534,865    7,178,650
  Shares redeemed       (118,969,363)     (184,612,660)      (6,674,817)      (3,303,265)  (7,293,857) (10,053,433)
                    ----------------------------------  --------------------------------  ------------------------
  Ending Balances        101,559,710        91,028,462       44,553,973       42,389,214  121,060,693  105,646,246
                    ----------------------------------  --------------------------------  ------------------------


                                                                                              Large-Cap Value
                         Money Market Portfolio            High Yield Bond Portfolio             Portfolio
                          2000              1999             2000             1999           2000         1999
                    ----------------  ----------------  ---------------  ---------------  -----------  -----------
  Beginning
   Balances              104,868,817        47,651,670       50,920,270       41,704,121   15,285,450           --
  Shares sold            322,894,264       474,649,690       13,108,173       21,750,241   10,126,893   17,958,311
  Distributions
   reinvested              2,823,450         3,539,561        2,476,992        4,074,562      144,451       69,081
  Shares redeemed       (332,593,990)     (420,972,104)     (12,196,020)     (16,608,654)  (8,016,464)  (2,741,942)
                    ----------------------------------  --------------------------------  ------------------------
  Ending Balances         97,992,541       104,868,817       54,309,415       50,920,270   17,540,330   15,285,450
                    ----------------------------------  --------------------------------  ------------------------

-------------------
(1) Portfolio commenced operations on May 1, 2000.
(2) International Value Portfolio was formerly named International Portfolio.

                                --------------

SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

 In accordance with Rule 30d-1, under the Investment Company Act of 1940, the Pacific Select Fund (the ''Fund'') is required to furnish certain information regarding any matters submitted to a vote of the Fund's shareholders. Shareholders of record on January 14, 2000, representing 106,197,859.98 shares of the Managed Bond Portfolio and 42,444,085.70 shares of the Government Securities Portfolio, were notified that a Special Meeting of Shareholders (the ''Meeting'') would be held at the offices of the Fund on March 13, 2000. 100% of the outstanding shares were voted. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined below:

                                                                                               Total Outstanding
                                Votes For            Votes Against           Abstentions            Shares
                                ---------            -------------           -----------       -----------------
                            Number     Percent *    Number    Percent *    Number    Percent *      Number
                            ------     ---------    ------    ---------    ------    ---------      ------
Proposal #1
-----------
To approve or disapprove a new Portfolio Management Agreement with Pacific Investment Management Company LLC (''PIMCO'').

Managed Bond............ 98,683,665.89   92.92%  1,736,264.94   1.64%   5,777,929.15   5.44%    106,197,859.98
Government Securities... 39,294,441.85   92.58%    770,566.98   1.82%   2,379,076.87   5.60%     42,444,085.70

* Based on total outstanding shares

                               ----------------

Semi-Annual Report                          -----------------
as of June 30, 2000                             PRESORTED
                                                STANDARD
                                            U.S. POSTAGE PAID
 . Pacific Select Fund                         PACIFIC LIFE
                                            -----------------

Accountants
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626


Counsel
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

                                       Pacific Life Insurance Company
                                       700 Newport Center Drive
                                       P.O. Box 7500
                                       Newport Beach, California 92658-7500

                                       ADDRESS SERVICE REQUESTED


Form No. 15-20803-03
Form No. 357-0A